As filed with the Securities and Exchange Commission on April 30, 2007

Registration No. 33-49998

811-7042

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Dreyfus/Transamerica Triple Advantage® Variable Annuity

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.      ☐

Post-Effective Amendment No. 29 ☒

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 31 ☒

SEPARATE ACCOUNT VA-2L

(Exact Name of Registrant)

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

(Name of Depositor)

4333 Edgewood Road NE, Cedar Rapids, IA 52499

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code: (319) 297-8363

Name and Address of Agent for Service:	Copy to:

Darin D. Smith, Esquire	Frederick R. Bellamy, Esquire
Transamerica Occidental Life Insurance Co.	Sutherland, Asbill & Brennan, LLP
4333 Edgewood Road, N.E.	1275 Pennsylvania Avenue, N.W.
Cedar Rapids, Iowa 52499-0001	Washington, D.C. 20004-2402

Approximate date of proposed sale to the public:

As soon as practicable after effectiveness of the Registration Statement.

Title of Securities being registered:

Variable Annuity Contracts

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)

☒	on May 1, 2007 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(i)

☐	on pursuant to paragraph (a)(1)

If appropriate, check the following box:

☐	This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

DREYFUS/TRANSAMERICA TRIPLE ADVANTAGE®

VARIABLE ANNUITY

Issued Through

SEPARATE ACCOUNT VA-2L

by

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

Prospectus - May 1, 2007

This flexible purchase payment deferred variable annuity contract has many investment choices. There is a variable account that currently provides a means of investing in various investment choices. There is also a fixed account, which offers interest at rates that are guaranteed by Transamerica Occidental Life Insurance Company (Transamerica). You can choose any combination of these investment choices. You bear the entire investment risk for all amounts you put in the variable account.

This prospectus and the underlying fund prospectuses give you important information about the contracts and the underlying fund portfolios. Please read them carefully. Transamerica will not accept purchase payments for new contracts.

If you would like more information about the Dreyfus/Transamerica Triple Advantage® Variable Annuity, you can obtain a free copy of the Statement of Additional Information (SAI) dated May 1, 2007. Please call us at (800) 525-6205 or write us at: Transamerica Occidental Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, Iowa, 52499-0001. A registration statement, including the SAI, has been filed with the Securities and Exchange Commission (SEC) and the SAI is incorporated herein by reference. More information about the variable annuity contract can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may obtain information about the operation of the public reference room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a web site (http://www.sec.gov) that contains the prospectus, the SAI, material incorporated by reference, and other information. The table of contents of the SAI is included at the end of this prospectus.

Please note that the contracts and the variable account investment choices:

•	are not bank deposits

•	are not federally insured

•	are not endorsed by any bank or government agency

•	are not guaranteed to achieve their goal

•	are subject to risks, including loss of purchase payments

The Securities and Exchange Commission has not approved or disapproved these securities, or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS

AEGON/TRANSAMERICA SERIES TRUST – INITIAL CLASS

Managed by Transamerica Investment Management, LLC

Transamerica Equity

DREYFUS VARIABLE INVESTMENT FUND – SERVICE CLASS

Managed by The Dreyfus Corporation

Appreciation Portfolio

Developing Leaders Portfolio

Growth and Income Portfolio

International Equity Portfolio

International Value Portfolio

Quality Bond Portfolio

DREYFUS VARIABLE INVESTMENT FUND

Managed by The Dreyfus Corporation

Money Market Portfolio

DREYFUS STOCK INDEX FUND, INC. – SERVICE CLASS

Managed by The Dreyfus Corporation and Mellon Equity Associates as index fund manager

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. – SERVICE CLASS

Managed by The Dreyfus Corporation

DREYFUS INVESTMENT PORTFOLIOS – SERVICE CLASS

Managed by The Dreyfus Corporation

Core Value Portfolio

MidCap Stock Portfolio

Technology Growth Portfolio

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GLOSSARY OF TERMS

Account Value—On or before the annuity date, the account value is equal to the owner’s:

•	purchase payments; minus

•

gross partial surrenders (partial surrenders plus or minus any excess interest adjustments plus the surrender charge (the portion of the requested partial surrender that is subject to surrender charge); plus

•	interest credited in the fixed account; plus

•	accumulated gains in the variable account; minus

•	losses in the variable account; minus

•	service charges, rider fees, premium taxes, transfer fees, and any other charges, if any.

Adjusted Account Value—The account value increased or decreased by any excess interest adjustment.

Annuitant—The person on whose life any annuity payments involving life contingencies will be based.

Annuity Date—The date upon which annuity payments are to commence. This date may be any date at least thirty days after the contract date and may not be later than the last day of the contract month following the month after the annuitant attains age 85, except as expressly allowed by Transamerica. In no event will this date be later than the last day of the month following the month in which the annuitant attains age 95. The annuity date may have to be earlier for qualified contracts and may be earlier if required by state law.

Annuity Payment—An amount paid by Transamerica at regular intervals after the annuity date to the annuitant and/or any other payee specified by the owner. It may be on a variable or fixed basis.

Cash Value—The adjusted account value less any applicable surrender charge and any rider fees (imposed upon surrender).

Contract Year—A contract year begins on the date in which the contract becomes effective and on each contract anniversary.

Excess Interest Adjustment—A positive or negative adjustment to amounts surrendered (both partial or full surrenders and transfers) or applied to annuity payment options from the fixed account guaranteed period options prior to the end of the guaranteed period. The adjustment reflects changes in the interest rates declared by Transamerica since the date any payment was received by (or an amount was transferred to) the guaranteed period option. The excess interest adjustment can either decrease or increase the amount to be received by the owner upon surrender (either full or partial) or commencement of annuity payments, depending upon whether there has been an increase or decrease in interest rates, respectively.

Fixed Account—One or more investment choices under the contract that are part of Transamerica’s general assets and are not in the variable account.

Guaranteed Period Options—The various guaranteed interest rate periods of the fixed account which Transamerica may offer and into which purchase payments may be paid or amounts transferred.

Owner (you, your)— The person who may exercise all rights and privileges under the contract. The owner during the lifetime of the annuitant and prior to the annuity date is the person designated as the owner or a successor owner in the information provided to us to issue a contract.

Subaccount—A subdivision within the variable account, the assets of which are invested in specified underlying fund portfolios.

Variable Account—Separate Account VA-2L, a separate account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), to which purchase payments under the contracts may be allocated.

Variable Accumulation Unit—An accounting unit of measure used in calculating the account value in the variable account before the annuity date.

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SUMMARY

The sections in this summary correspond to sections in this prospectus, which discuss the topics in more detail.

1.	THE ANNUITY CONTRACT

The flexible premium deferred variable annuity contract offered by Transamerica Occidental Life Insurance Company (Transamerica, we, us, or our) provides a way for you to invest on a tax-deferred basis in the following investment choices: various subaccounts of the variable account and the fixed account of Transamerica. The contract is intended to accumulate money for retirement or other long-term investment purposes; and for persons who have maximized their use of other retirement savings methods, such as 401(k) plans. The tax-deferred feature is most attractive to people in high federal and state tax brackets. The tax deferral features of variable annuities are unnecessary when purchased to fund a qualified plan.

This contract currently offers subaccounts that are listed in Section 3. Each subaccount invests exclusively in shares of one of the underlying fund portfolios. The account value may depend on the investment experience of the selected subaccounts. Therefore, you bear the entire investment risk with respect to all account value in any subaccount. You could lose the amount that you invest.

The fixed account offers an interest rate that Transamerica guarantees. We guarantee to return your investment with interest credited for all amounts allocated to the fixed account.

The contract, like all deferred annuity contracts, has two phases: the “accumulation phase” and the “income phase.” During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as ordinary income when you take them out of the contract. The income phase occurs when you begin receiving regular payments from your contract. The money you can accumulate during the accumulation phase will largely determine the income payments you receive during the income phase.

2.	PURCHASE PAYMENTS

You can add as little as $50 at any time during the accumulation phase. We will not accept purchase payments for new contracts.

3.	INVESTMENT CHOICES

You can allocate your purchase payments to one or more of the following investment choices described in the underlying fund prospectuses:

Transamerica Equity – Initial Class

Appreciation Portfolio – Service Class

Developing Leaders Portfolio – Service Class

Growth and Income Portfolio – Service Class

International Equity Portfolio – Service Class

International Value Portfolio – Service Class

Quality Bond Portfolio – Service Class

Money Market Portfolio

Stock Index Fund, Inc. – Service Class

Socially Responsible Growth Fund, Inc. – Service Class

Core Value Portfolio – Service Class

MidCap Stock Portfolio – Service Class

Technology Growth Portfolio – Service Class

Contract owners who purchased the contract after January 22, 2001, may only invest in the Service Class sub-accounts, with the exception of the Money Market Sub-Account and the Transamerica Equity Sub-account. The Initial Class sub-accounts (other than the Money Market Sub-account and Transamerica Equity Sub-account) are only available to contract owners that purchased the contract before January 22, 2001. The Service Class has a Rule 12b-1 Plan and the Initial Class does not.

Depending upon their investment performance, you can make or lose money in any of the subaccounts.

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You can also allocate your purchase payments to the fixed account.

We currently allow you to transfer money between any of the investment choices during the accumulation phase. We reserve the right to impose a $10 fee for each transfer in excess of 18 transfers per contract year and to impose restrictions and limitations on transfers.

4.	PERFORMANCE

The value of the contract will vary up or down depending upon the investment performance of the subaccounts you choose.

5.	EXPENSES

Note: The following section on expenses and the Annuity Contract Fee Table may only apply to contracts issued after May 1, 2002. See Appendix B for older contracts. Please see your contract to determine your specific coverage and expenses.

No deductions are made from purchase payments at the time you buy the contract so that the full amount of each purchase payment is invested in one or more of your investment choices.

We may deduct a surrender charge of up to 7% of purchase payments surrendered within seven years after the purchase payment is paid. We will calculate surrender charges by taking the earnings, if any, out before purchase payments.

Full surrenders, partial surrenders, and transfers from a guaranteed period option of the fixed account may also be subject to an excess interest adjustment, which may increase or decrease the amount you receive. This adjustment may also apply to amounts applied to an annuity payment from a guaranteed period option of the fixed account.

We deduct daily mortality and expense risk fees and administrative charges at an annual rate of 1.30% (if you choose the “Return of Premium Death Benefit”); 1.50% (if you choose the Annual Step-Up Death Benefit); or 2.10% (if you choose the “Double Enhanced Death Benefit”) from the assets in each subaccount.

During the accumulation phase, we deduct an annual service charge of no more than $35 from the account value on each contract anniversary and at the time of surrender. The charge is waived if either the account value or the sum of all purchase payments, minus all partial surrenders, is at least $50,000.

Upon total surrender, payment of a death benefit, or when annuity payments begin, we will deduct state premium taxes, which currently range from 0% to 3.50%.

If you elect the optional Initial Payment Guarantee rider, then there is a daily rider fee equal to an effective annual rate of 1.25% of the unit value in the subaccounts will be applied after the annuity date and throughout the income phase.

If you elect the Additional Death Benefit Rider, then there is an annual rider fee during the accumulation phase of 0.25% of the account value.

If you elect the Additional Death Benefit Rider II, then there is an annual fee during the accumulation phase equal to 0.55% of the account value.

If you elect the Liquidity Rider, there is a daily fee equal to an effective annual rate of 0.40% of the unit value in the subaccounts. This fee is only charged for the first four contract years.

If you elect the Premium Accelerator Rider, a daily fee equal to an effective annual rate of 0.20% of the unit value in the subaccounts will be applied. This fee is only deducted for the first nine contract years.

The value of the net assets of the subaccounts will reflect the management fee and other expenses incurred by the underlying fund portfolios.

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6.	ACCESS TO YOUR MONEY

You can take out $500 or more anytime during the accumulation phase (except under certain qualified contracts). After one year, you may, free of surrender charges and once each contract year, take out up to the greater of:

•	10% of your purchase payments less surrenders deemed to be from purchase payments; or

•	any gains in the contract.

Amounts surrendered in the first year, or in excess of this free amount, may be subject to a surrender charge and/or excess interest adjustment. You may have to pay income tax and a tax penalty on any money you take out.

The gains in the contract are the amount equal to the account value, minus the sum of all purchase payments, reduced by all prior partial surrenders deemed to be from purchase payments.

If you have account value in the fixed account, you may also take out any cumulative interest credited free of excess interest adjustments.

Access to amounts held in qualified contracts may be restricted or prohibited.

Surrenders are not generally permitted during the income phase unless you elect the Life with Emergency CashSM annuity payment option.

7.	ANNUITY PAYMENTS (THE INCOME PHASE)

The contract allows you to receive income under one of several annuity payment options. You may choose from fixed payment options, variable payment options, or a combination of both. If you select a variable payment option, the dollar amount of your payments may go up or down. However, the Initial Payment Guarantee is available as an optional rider and it guarantees a minimum amount for each payment.

8.	DEATH BENEFIT

If you are both the owner and the annuitant and you die before the income phase begins, then your beneficiary will receive a death benefit.

Naming different persons as owner and annuitant can affect whether the death benefit is payable and to whom amounts will be paid. Use care when naming owners, annuitants and beneficiaries, and consult your agent if you have questions.

The contract generally offers a choice of one of the following optional guaranteed minimum death benefits:

•	Double Enhanced;

•	Annual Step-Up; or

•	Return of Premium.

Charges are lower for the Return of Premium Death Benefit.

If the owner is not the annuitant, no death benefit is paid if the owner dies.

9.	TAXES

Earnings, if any, are generally not taxed until taken out. If you take money out of a nonqualified contract during the accumulation phase, earnings come out first for federal tax purposes, and are taxed as ordinary income. For nonqualified and certain qualified contracts, payments during the income phase may be considered partly a return of your original investment so that part of each payment may not be taxable as income. For qualified contracts, payments during the income phase are, in many cases, considered as all taxable income. If you are younger than 59 1/2 when you take money out, you may incur a 10% federal penalty tax on the taxable earnings.

10.	ADDITIONAL FEATURES

This contract has additional features that might interest you. These include, but are not limited to, the following:

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•

You can arrange to have money automatically sent to you monthly, quarterly, semi-annually or annually while your contract is in the accumulation phase. This feature is referred to as the “Systematic Withdrawal Option” or “SWO.” Amounts you receive may be included in your gross income, and in certain circumstances, may be subject to penalty taxes.

•

You can elect an optional rider at the time of annuitization that guarantees your variable annuity payments will never be less than 50% of the initial variable annuity payment. This feature is called the “Initial Payment Guarantee.” There is an extra charge for this rider.

•

You can elect one of two optional riders that might pay an additional amount on top of the contract death benefit, in certain circumstances. These features are called the “Additional Death Benefit Rider” or “ADB” and the “Additional Death Benefit Rider II” or “ADBII”. There is an extra charge for these riders.

•

You can elect an optional rider that reduces the number of years each purchase payment is subject to surrender charges. You can only elect this rider at the time you purchase your contract. This feature is called the “Liquidity Rider”. There is an extra charge for this rider.

•

You can elect an optional rider that adds a premium accelerator to the account value. You can only elect this rider at the time you purchase your contract. This feature is called the “premium accelerator”. There is an extra charge for this rider.

•

Under certain medically related circumstances, you may surrender all or part of the account value without a surrender charge and excess interest adjustment. This feature is called the “Nursing Care and Terminal Withdrawal Option.”

•

Under certain unemployment circumstances, you may surrender all or a portion of the account value free of surrender charges and excess interest adjustments. This feature is called the “Unemployment Waiver.”

•	You may generally make transfers and/or change the allocation of additional purchase payments by telephone. We may restrict or eliminate this feature.

•

You can arrange to automatically transfer money (at least $250 per transfer) monthly or quarterly from certain investment choices into one or more subaccounts. This feature is known as “Dollar Cost Averaging” or “DCA.”

•

We will, upon your request, automatically transfer amounts among the subaccounts on a regular basis to maintain a desired allocation of the account value among the various subaccounts. This feature is called “Asset Rebalancing.”

These features may not be available for all contracts, may vary for certain contracts, may not each be available in combination with other optional benefits under the policy, and may not be suitable for your particular situation. Additionally, these features may not be offered in the future, as determined by Transamerica.

11.	OTHER INFORMATION

Right to Cancel Period. You may return your contract for a refund, but only if you return it within a prescribed period, which is generally at least 10 days (after you receive the contract), or whatever longer time may be required by state law. The amount of the refund will generally be the purchase payments paid and accumulated gains or losses in the variable account. Please note, we will not credit interest on amounts that you allocate to the fixed account if you return your contract for a refund during the right to cancel period. We will pay the refund within 7 days after we receive written notice of cancellation and the returned contract (at our administrative and service office) within the applicable time period. The contract will then be deemed void.

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No Probate. Usually, the person receiving the death benefit under this contract will not have to go through probate. State laws vary on how the amount that may be paid is treated for estate tax purposes.

Who should purchase the Contract? This contract is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes.

Older Contracts. See Appendix B for information on how older contracts have different features and requirements, and sometimes different fees and deductions.

Section 1035 Exchanges. Before exchanging one annuity contract for another under Section 1035 of the Internal Revenue Code (“1035 Exchange”), you should compare both annuities carefully. If you exchange an annuity contract for the contract described in this prospectus, you might have to pay a surrender charge and tax, including a penalty tax, on your old annuity contract, there will be a new surrender charge period for this contract, other fees and charges may be higher (or lower) under this contract, and the benefits under this contract may be different. You should not exchange another annuity contract for this contract unless you determine, after knowing all of the facts, that the exchange is in your best interest and not just better for the person trying to sell you this contract. If you decide to purchase this contract through a 1035 Exchange, you should speak to your financial professional or tax advisor to make sure that the transaction will be tax free. If you surrender your old annuity contract for cash and then buy a new annuity contract, for example, you will have to pay tax on the surrender.

State Variations. Certain provisions of the contracts may be different than the general description in this prospectus, and certain riders and options may not be available, because of legal restrictions in your state. See your contract for specific variations because any such state variations will be included in your contract or in riders or endorsements attached to your contract. See your agent or contact us for specific information that may be applicable to your state.

Financial Statements. Financial Statements for Transamerica and the subaccounts are in the SAI. Condensed financial information for the subaccounts (those in operation before January 1, 2007) is in Appendix A to this prospectus.

12.	INQUIRIES

If you need more information or want to make a transaction, please contact us at:

Transamerica Occidental Life Insurance Company

Attention: Customer Care Group

4333 Edgewood Road NE

Cedar Rapids, IA 52499-0001

1-800-525-6205

You may check your contract at www.transamericaservice.com. Follow the logon procedures. You will need your pre-assigned Personal Identification Number (“PIN”) to access information about your contract. We cannot guarantee that you will be able to access this site.

You should protect your PIN, because on-line (or telephone) options may be available and could be made by anyone who knows your PIN. We may not be able to verify that the person providing instructions using your PIN is you or someone authorized by you.

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ANNUITY CONTRACT FEE TABLE AND EXPENSE EXAMPLES(1)

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value between investment choices. State premium taxes may also be deducted, and excess interest adjustments may be made to amounts surrendered or applied to annuity payment options from cash value from the fixed account.

Contract Owner Transaction Expenses:
Sales Load On Purchase Payments	0%
Maximum Surrender Charge (as a % of purchase payments surrendered)(2)	7%
Transfer Fee(3)	$0 -$10
Special Service Fee	$0 -$25

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including portfolio fees and expenses.

Annual Service Charge	$0 - $35 Per Contract
Variable Account Annual Expenses (as a percentage of average account value):
Base Variable Account Expenses:
Mortality and Expense Risk Fee(4)	1.15%
Administrative Charge	0.15%
Total Variable Account Annual Expenses	1.30%
Optional Variable Account Expenses:
Double Enhanced Death Benefit(5)	0.80%
Annual Step-Up Death Benefit(6)	0.20%
Liquidity Rider(7)	0.40%
Premium Accelerator(8)	0.20%
Total Variable Account Annual Expenses with Highest Optional Variable Account Expenses(9)	2.50%
Annual Optional Rider Fees(10):
Additional Death Benefit Rider(11)	0.25%
Additional Death Benefit Rider II(12)	0.55%

The next items shows the lowest and highest total operating expenses charged by underlying fund portfolios for the year ended December 31, 2006 (before any fee waiver or expense reimbursements). Expenses may be higher or lower in future years. More detail concerning underlying fund portfolios fees and expenses are contained in the prospectus for each portfolio.

Total Portfolio Annual Operating Expenses(13):	Lowest	Highest
Expenses that are deducted from portfolio assets, including management fees, distribution and/or service 12b-1 fees, and other expenses.	0.52%	1.44%

This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, variable account annual expenses, and portfolio fees and expenses.

The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the highest expenses of any of the portfolios for the year ended

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December 31, 2006, and the base contract with the Doubled Enhanced Death Benefit, Liquidity Rider, and Additional Death Benefit Rider II.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example	1 Year	3 Years	5 Years	10 Years
If the contract is surrendered at the end of the applicable time period.	$1159	$1930	$2737	$4462
If the contract is annuitized at the end of the applicable time period Or if you do not surrender your contract.	$459	$1382	$2274	$4462

For information concerning compensation paid for the sale of the contracts, see “Distributor of the Contracts.”

(1)	The fee table applies only to the accumulation phase. During the accumulation phase the fees may be different that those described in the Annuity Contract Fee Table. See Section 5, Expenses.

(2)

The surrender charge, if any is imposed, applies to each contract, regardless of how account value is allocated among the investment choices. The surrender charge is decreased based on the number of years since the purchase payment was made.

If you select the Life with Emergency CashSM annuity payment option, you will be subject to a surrender charge after the annuity date. See Section 5, Expenses.

(3)

The transfer fee, if any is imposed, applies to each contract, regardless of how account value is allocated among the investment choices. There is no fee for the first 18 transfers per policy year. For additional transfers, Transamerica may charge a fee of $10 per transfer.

(4)	The mortality and expense risk fee shown (1.15%) is for the accumulation phase with the “Return of Premium Death Benefit.”

(5)	The fee for the “Double Enhanced Death Benefit” (0.80%) is in addition to the mortality and expense risk and administrative fees.

(6)	The fee for the “Annual-Step Death Benefit” (0.20%) is in addition to the mortality and expense risk and administrative fees.

(7)	The fee for the “Liquidity Rider” (0.40%) is in addition to the mortality and expense risk and administrative fees. The fee is only charged in the first four contract years.

(8)	The Premium Accelerator fee (0.20%) is only deducted in the first nine contract years.

(9)	This reflects the base separate account expenses plus the Double Enhanced Death Benefit and Liquidity Rider, but does not include any annual optional rider fees.

(10)	In some cases, riders to the policy are available that provide optional benefits that are not described in detail in this prospectus. There are additional fees (each year) for those riders.

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(11)	The annual Additional Death Benefit Rider fee is 0.25% of the account value and is deducted only during the accumulation phase.

(12)	The annual Additional Death Benefit Rider II fee is 0.55% of the account value and is deducted only during the accumulation phase.

(13)

The fee table information relating to the underlying fund portfolios is for the year ending December 31, 2006 (unless otherwise noted) and was provided to Transamerica by the underlying fund portfolios, their investment advisers or managers, and Transamerica has not and cannot independently verify the accuracy or completeness of such information. Actual expenses of the portfolios in future years and the current year may be greater or less than those shown in the Table.

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1.	THE ANNUITY CONTRACT

This prospectus describes the Dreyfus/Transamerica Triple Advantage® Variable Annuity contract issued by Transamerica Occidental Life Insurance Company. Contracts may have different features than those described in this prospectus (such as different death benefits or annuity payments) and different charges. These differences are noted in Appendix B.

An annuity is a contract between you—owner, and an insurance company (in this case Transamerica), where the insurance company promises to pay you an income in the form of annuity payments. These payments begin on a designated date, referred to as the annuity date.

The contract is a deferred annuity because until the annuity date, your annuity is in the accumulation phase and the earnings (if any) are tax deferred. Tax deferral means you generally are not taxed until you take money out of your annuity. After you annuitize, your annuity switches to the income phase.

The contract is a flexible premium variable annuity. You can use the contract to accumulate funds for retirement or other long-term financial planning purposes. Your individual investment and your rights are determined primarily by your own contract.

The contract is a “flexible premium” annuity because after you purchase it, you can generally make additional investments of $50 or more until the annuity date. You are not required to make any additional investments.

The contract is a “variable” annuity because the value of your investments can go up or down based on the performance of your investment choices. If you invest in the variable account, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the performance of your investment choices. You could lose the amount you allocate to the variable account. The amount of annuity payments you receive during the income phase from the variable account also depends upon the investment performance of your investment choices for the income phase. However, if you annuitize under the Initial Payment Guarantee, then you will receive stabilized annuity payments that will never be less than a percentage of your initial annuity payment. There is an extra charge for this rider.

The contract also contains a fixed account. The fixed account offers interest at rates that we guarantee will not decrease during the selected guaranteed period. There may be different interest rates for each different guaranteed period that you select.

2.	PURCHASE PAYMENTS

Contract Issue Requirements

Transamerica will not accept purchase payments for new contracts.

Additional Purchase Payments

You are not required to make any additional purchase payments. However, you can make additional purchase payments as often as you like during the accumulation phase. Additional purchase payments must be at least $50. We will credit additional purchase payments to your contract as of the business day we receive your purchase payment and required information.

You should make checks for purchase payments payable only to Transamerica Occidental Life Insurance Company and send them to the Transamerica Annuity Service Center. Your check must be honored in order for Transamerica to pay any associated payments and benefits due under the contract.

Maximum Total Purchase Payments

Cumulative purchase payments above $1,000,000 for issue ages 0 to 80 require prior approval by Transamerica. For issue ages over 80, cumulative purchase payments above $500,000 require prior approval by Transamerica.

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Allocation of Purchase Payments

When you add additional purchase payments to the contract, we will allocate your purchase payment to the investment choices you select. Your allocation must be in whole percentages and must total 100%. We will allocate additional purchase payments the same way, unless you request a different allocation.

If you allocate purchase payments to the Dollar Cost Averaging program, you must give us instructions regarding the subaccount(s) to which transfers are to be made or we cannot accept your purchase payment.

You may change allocations for future additional purchase payments by sending us written instructions or by telephone, subject to the limitations described under “Telephone Transactions.” The allocation change will apply to purchase payments received on or after the date we receive the change request.

You could lose the amount you allocate to the variable subaccounts.

Transamerica reserves the right to restrict or refuse any purchase payment.

Account Value

You should expect your account value to change from valuation period to valuation period. The account value varies based on the performance of the accumulation units. A valuation period begins at the close of regular trading on the New York Stock Exchange on each business day and ends at the close of regular trading on the next succeeding business day. A business day is each day that the New York Stock Exchange is open. The New York Stock Exchange generally closes at 4:00 p.m. eastern time. Holidays are generally not business days.

3.	INVESTMENT CHOICES

The Variable Account

The following variable subaccounts are available under the contract. The subaccounts invest in shares of the various underlying fund portfolios. The companies that provide investment advice and administrative services for the underlying fund portfolios offered through this contract are listed below. The following variable investment choices are currently offered through this contract:

AEGON/TRANSAMERICA SERIES TRUST – INITIAL CLASS

Managed by Transamerica Investment Management, LLC

Transamerica Equity

DREYFUS VARIABLE INVESTMENT FUND – SERVICE CLASS

Managed by The Dreyfus Corporation

Appreciation Portfolio

Developing Leaders Portfolio

Growth and Income Portfolio

International Equity Portfolio

International Value Portfolio

Quality Bond Portfolio

DREYFUS VARIABLE INVESTMENT FUND

Managed by The Dreyfus Corporation

Money Market Portfolio

DREYFUS STOCK INDEX FUND, INC. – SERVICE CLASS

Managed by The Dreyfus Corporation and Mellon Equity Associates as index fund manager

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. – SERVICE CLASS

Managed by The Dreyfus Corporation

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DREYFUS INVESTMENT PORTFOLIOS – SERVICE CLASS

Managed by The Dreyfus Corporation

Core Value Portfolio

MidCap Stock Portfolio

Technology Growth Portfolio

Contract owners who purchased a contract after January 22, 2001, may only invest in the Service Class sub-accounts, with the exception of the Money Market Sub-account and the Transamerica Equity Sub-account. The Initial Class sub-accounts (other than the Money Market Sub-account and Transamerica Equity Sub-account) are only available to contract owners that purchased the contract before January 22, 2001.

The general public may not purchase shares of these underlying fund portfolios. The name and investment objectives and policies may be similar to other portfolios and managed by the same investment adviser or manager that are sold directly to the public. You should not expect the investment results of the underlying fund portfolios to be the same as those of other underlying fund portfolios.

More detailed information, including an explanation of the underlying fund portfolio’s investment objectives, may be found in the current prospectus for the underlying fund portfolios, which accompany this prospectus. You should read the prospectuses for the underlying fund portfolios carefully before you invest.

Selection of Underlying Fund Portfolios

The underlying fund portfolios offered through this product are selected by Transamerica, and Transamerica may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying fund portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates. For additional information about these arrangements, see “Revenue We Receive.” We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from owners. We have included the AEGON/Transamerica Series Trust (“ATST”) underlying fund portfolios at least in part because they are managed by one of our affiliates, Transamerica Fund Advisors, Inc. (“TFAI”).

We have developed this variable annuity product in cooperation with The Dreyfus Corporation and its affiliates, and have included underlying fund portfolios based on their recommendations; their selection criteria may differ from our selection criteria.

You are responsible for choosing the subaccounts which invest in the underlying fund portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the underlying fund portfolios that is available to you, including each underlying fund portfolio's prospectus, statement of additional information and annual and semi/annual reports. Other sources such as the Fund’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Fund or underlying fund portfolio. After you select underlying fund portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your policy resulting from the performance of the underlying fund portfolios you have chosen.

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We do not recommend or endorse any particular underlying fund portfolio and we do not provide investment advice.

We do not guarantee that any of the subaccounts will always be available for premium payments, allocations, or transfers. See the SAI for more information concerning the possible addition, deletion, or substitution of investments.

We reserve the right to limit the number of subaccounts you are invested in at any one time.

The Fixed Account

Purchase payments allocated and amounts transferred to the fixed account become part of Transamerica’s general account. Interests in the general account have not been registered under the Securities Act of 1933 (the “1933 Act”), nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts.

We guarantee that the interest credited to the fixed account will not be less than the guaranteed minimum effective annual interest rate shown on your contract specification page (the “guaranteed minimum”). We determine credited rates, which are guaranteed for at least one year, in our sole discretion. You bear the risk that we will not credit interest greater than the guaranteed minimum. At the end of the guaranteed period option you selected, the value in that guaranteed period option will automatically be transferred into a new guaranteed period option of the same length (or the next shorter period if the same period is no longer offered) at the current interest rate for that period. You can transfer to another investment choice by giving us notice within 30 days before the end of the expiring guaranteed period.

Full and partial surrenders and transfers from a guaranteed period option of the fixed account are generally subject to an excess interest adjustment (except at the end of the guaranteed period). This adjustment will also be made to amounts that you apply to an annuity payment option. This adjustment may increase or decrease the amount of interest credited to your contract. The excess interest adjustment will not decrease the interest credited to your contract below the guaranteed minimum, however.

We also guarantee that upon full surrender your cash value attributable to the fixed account will not be less than the amount required by the applicable nonforfeiture law at the time the contract is issued.

If you select the fixed account, your money will be placed with Transamerica’s other general assets. The amount of money you are able to accumulate in the fixed account during the accumulation phase depends upon the total interest credited. The amount of annuity payments you receive during the income phase from the fixed portion of your contract will remain level for the entire income phase.

We reserve the right to refuse any purchase payment to the fixed account.

Transfers

During the accumulation phase, you may make transfers to or from any subaccount or to the fixed account within certain limitations.

Transfers out of a guaranteed period option of the fixed account are limited to the following:

•	Transfers at the end of a guaranteed period. No excess interest adjustment will apply.

•	Transfers of amounts equal to interest credited. This may affect your overall interest-crediting rate, because transfers are deemed to come from the oldest purchase payment first.

•	Other than at the end of a guaranteed period, transfers of amounts from the guaranteed period option in excess of amounts equal to interest

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credited, are subject to an excess interest adjustment. If it is a negative adjustment, the maximum amount you can transfer in any one contract year is 25% of the amount in that guaranteed period option, less any previous transfers during the current contract year. If it is a positive adjustment, we do not limit the amount that you can transfer.

Each transfer must be at least $500, or the entire subaccount value. Transfers of interest from a guaranteed period option of the fixed account, must be at least $50. If less than $500 remains as a result of the transfer, then we reserve the right to include that amount in the transfer. Transfers must be received at our administrative and service office while the New York Stock Exchange is open to get same-day pricing of the transaction.

We reserve the right to prohibit transfers to the fixed account if we are crediting the guaranteed minimum.

The number of transfers permitted may be limited and a $10 charge per transfer may apply.

During the income phase, you may transfer values out of any subaccount; however, you cannot transfer values out of the fixed account. The minimum amount that can be transferred during this phase is the lesser of $10 of monthly income, or the entire monthly income of the annuity units in the subaccount from which the transfer is being made.

Transfers may be made by telephone, subject to the limitations described below under “Telephone Transactions.”

Market Timing and Disruptive Trading

Statement of Policy. This variable insurance product was not designed for the use of market timers or frequent or disruptive traders. Such transfers may be harmful to the underlying fund portfolios and increase transaction costs.

Market timing and disruptive trading among the subaccounts or between the subaccounts and the fixed account can cause risks with adverse effects for other contract owners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include:

(1)	dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

(2)	an adverse effect on portfolio management, such as:

(a)	impeding a portfolio manager’s ability to sustain an investment objective;

(b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

(c)	causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

(3)	increased brokerage and administrative expenses.

These costs are borne by all contract owners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the corresponding underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading.

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Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine you are engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio's operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some contract owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers;

•

expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or

•	provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or their size), it is likely that some level of

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market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur with a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by contract owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment choices available under this variable insurance product, there is no assurance that we will be able to detect or deter frequent or harmful transfers by such contract owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or other disruptive trading may be limited by provisions of the variable insurance product.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter harmful trading that may adversely affect other contract owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment choices under the variable insurance product. In addition, we may not honor transfer requests if any variable investment choice that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Contract owners should be aware that we may not have the contractual ability or the operational capacity to monitor contract owners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying fund portfolios that would be affected by the transfers. Accordingly, contract owners and other persons who have material rights under our variable insurance products should assume that any protection they may have against potential harm from market timing and disruptive trading is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading in certain subaccounts.

Contract owners should be aware that we are required to provide to an underlying fund portfolio or its designee, promptly upon request, certain information about the trading activity of individual contract owners, and to restrict or prohibit further purchases or transfers by specific contract owners identified by an underlying fund portfolio as violating the frequent trading policies established for that portfolio.

Omnibus Orders. Contract owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund

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portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment choices correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

4.	PERFORMANCE

Transamerica periodically advertises performance of the various subaccounts. Performance figures might not reflect charges for options, riders, or endorsements. We may disclose at least three different kinds of performance. First, we may calculate performance by determining the percentage change in the value of an variable accumulation unit by dividing the increase (decrease) for that unit by the value of the variable accumulation unit at the beginning of the period. This performance number reflects the deduction of the mortality and expense risk fees and administrative charges. It does not reflect the deduction of any applicable premium taxes, surrender charges, or fees for any optional riders or endorsements. The deduction of any applicable premium taxes, surrender charges, or rider fees would reduce the percentage increase or make greater any percentage decrease.

Second, advertisements may also include total return figures, which reflect the deduction of the mortality and expense risk fees and administrative charges. These figures may also include or exclude surrender charges.

Third, in addition, for certain investment portfolios, performance may be shown for the period commencing from the inception date of the investment portfolio (i.e. before commencement of subaccount operations). These figures should not be interpreted to reflect actual historical performance of the subaccounts.

We also may, from time to time, include in our advertising and sales materials, the performance of other funds or accounts managed by the subadviser, the performance of predecessors to the underlying fund portfolios, tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.

5.	EXPENSES

Note: The following section on expenses and the Annuity Contract Fee Table and expense examples may only apply to contracts issued after May 1, 2002. See Appendix B for older contracts. Please see your contract to determine your specific expenses.

There are charges and expenses associated with your contract that reduce the return on your investment in the contract.

Surrender Charges

During the accumulation phase, you can surrender part or all of the cash value (restrictions may apply to

20

qualified contracts). We may apply a surrender charge to compensate us for expenses relating to sales, including commissions to registered representatives and other promotional expenses.

After the first year, you can surrender up to the greater of 10% of your purchase payments (less partial surrenders deemed to be from purchase payments) or any gains in the contract once each year free of surrender charges. This amount is referred to as the free percentage and is determined at the time of surrender. (The free percentage is not cumulative, so not surrendering anything in one year does not increase the surrender charge free amount in subsequent years.) If you surrender money in excess of this free amount, you might have to pay a surrender charge, which is a contingent deferred sales charge, on the excess amount.

The following schedule shows the surrender charges that apply during the seven years following payment of each purchase payment:

Number of Years Since Purchase Payment Date	Surrender Charge (as a percentage of purchase payment surrendered)
0 – 1	7%
1 – 2	7%
2 – 3	6%
3 – 4	6%
4 – 5	5%
5 – 6	4%
6 – 7	3%
more than 7	0%

For example, assume your purchase payment is $100,000 and your account value is $106,000 at the beginning of the second contract year and you surrender $30,000. Since that amount is more than your free amount ($10,000), you would pay a surrender charge of $1,400 on the remaining $20,000 (7% of $30,000 - $10,000).

Likewise, assume your account value is $80,000 (purchase payments $100,000) at the beginning of the second contract year and you surrender your contract. You would pay a surrender charge of $6,300 [7% of ($100,000 – ($100,000 x 10%))].

You can generally choose to receive the full amount of a requested partial surrender by directing us to deduct any applicable surrender charge (and any applicable excess interest adjustment) from your remaining account value. You receive your cash value upon full surrender.

For surrender charge purposes, earnings are considered to be surrendered first, then the oldest purchase payment is considered to be surrendered next.

Surrender charges are waived under the Nursing Care and Terminal Withdrawal Option or the Unemployment Waiver.

Keep in mind that surrenders may be taxable, and if made before age 59 1/2, may be subject to a 10% federal penalty tax. For tax purposes, surrenders from nonqualified contracts are considered to come from taxable earnings first. Under qualified contracts, surrenders may be prorated between taxable and nontaxable amounts.

Life with Emergency CashSM Surrender Charge

If you select the Life with Emergency CashSM annuity payment option, then you can surrender your contract even after annuity payments have begun. However, there is a surrender charge during the first four years after the annuity date. The following schedule shows the current surrender charge:

Number of Years Since Annuity Date	Surrender Charge (as a percentage of adjusted account value)
0 – 1	4%
1 – 2	3%
2 – 3	2%
3 – 4	1%
more than 4	0%

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Note carefully the following three things about this surrender charge:

•	this surrender charge is measured from the annuity date and not from the purchase payment date;

•	this surrender charge is a percentage of the adjusted account value applied to the Life with Emergency CashSM annuity payment option, and not a percentage of purchase payment; and

•	under this payment option, there is no surrender charge free amount.

Excess Interest Adjustment

Surrenders and transfers from the fixed account may be subject to an excess interest adjustment. This adjustment could retroactively reduce the interest credited in the fixed account to the guaranteed minimum or increase the amount credited. This adjustment may also apply to amounts applied to an annuity payment option. See “The Fixed Account” in Section 3.

Mortality and Expense Risk Fees

We charge a fee as compensation for bearing certain mortality and expense risks under the contract. This fee is assessed daily based on the net asset value of each subaccount. Examples of such risks include a guarantee of annuity rates, the death benefits, certain expenses of the contract, and assuming the risk that the current charges will be insufficient in the future to cover costs of administering the contract. We may also pay distribution expenses out of this charge.

During the accumulation phase, for the Return of Premium Death Benefit the daily mortality and expense risk fee is at an annual rate of 1.15%. For the Annual Step-Up Death Benefit, the mortality and expense risk fee is at an annual rate of 1.35%. For the Double Enhanced Death Benefit, the mortality and expense risk fee is at an annual rate of 1.95%. During the income phase, the mortality and expense risk fee is always at an annual rate of 1.10%.

If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profit for any proper purpose, including distribution expenses.

Administrative Charges

We deduct a daily administrative charge to cover the costs of administering the contract (including certain distribution–related expense). This charge is equal to an annual rate of 0.15% per year of the daily net asset value of the variable account during both the accumulation phase and the income phase.

In addition, an annual service charge of $35 (but not more than 2% of the account value) is charged on each contract anniversary and at surrender. The service charge is waived if your account value or the sum of your purchase payments, less all partial surrenders, is at least $50,000.

Premium Taxes

Some states assess premium taxes on the purchase payments you make. We currently do not deduct for these taxes at the time you make a purchase payment. However, we will deduct the total amount of premium taxes, if any, from the account value when:

•	you begin receiving annuity payments;

•	you surrender the contract; or

•	a death benefit is paid.

Generally, premium taxes range from 0% to 3.50%, depending on the state.

Federal, State and Local Taxes

We may in the future deduct charges from the contract for any taxes we incur because of the contract. However, no deductions are being made at the present time.

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Special Service Fees

We will deduct a charge for special services, such as overnight delivery.

Transfer Fee

You are generally allowed to make 18 free transfers per year before the annuity date. If you make more than 18 transfers per year, we reserve the right to charge $10 for each additional transfer. Purchase payments, Asset Rebalancing and Dollar Cost Averaging transfers do not count as one of your 18 free transfers per year. All transfer requests made on the same valuation daywill be treated as a single request.

Initial Payment Guarantee

If you elect the Initial Payment Guarantee rider at the time of annuitization, there is a daily rider fee currently at an effective annual rate of 1.25% of the unit value of the subaccounts. This fee may be higher or lower at the time you annuitize and elect the rider.

Additional Death Benefit Rider

If you elect the Additional Death Benefit Rider, there is an annual rider fee during the accumulation phase of 0.25% of the account value. The rider fee will be deducted on each rider anniversary and upon termination of the rider (once we have received all necessary regulatory approvals) during the accumulation phase.

Additional Death Benefit Rider II

If you elect the Additional Death Benefit Rider II, there is an annual rider fee during the accumulation phase of 0.55% of the account value. The rider fee will be deducted on each rider anniversary and upon termination of the rider (once we have received all necessary regulatory approvals) during the accumulation phase.

Liquidity Rider

If you elect the Liquidity Rider, a daily fee equal to an effective annual rate of 0.40% of the unit value in the subaccounts is deducted in calculating the variable accumulation unit values. The rider fee is only charged for the first four contract years.

Premium Accelerator

If you elect the Premium Accelerator, a daily fee at an effective annual rate of 0.20% of the unit value of the subaccounts will be applied. This fee is only deducted for the first nine contract years.

Portfolio Fees and Expenses

The value of the assets in each subaccount will reflect the fees and expenses paid by the underlying fund portfolio. The lowest and highest fund expenses for the previous calendar year are found in the “Fee Table” section of this prospectus. See the prospectuses for the underlying fund portfolios for more information.

Revenue We Receive

We (and our affiliates) may directly or indirectly receive payments from the underlying fund portfolios, their advisers, subadvisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive the following types of payments:

•

Rule 12b-1 Fees. Effective May 1, 2007 our affiliate Transamerica Capital, Inc. (“TCI”) replaced our affiliate AFSG Securities Corporation as principal underwriter for the policies and TCI receives some or all of the 12b-1 fees from the funds. Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us. These fees range from 0.10% to 0.25% of the average daily assets of the certain underlying fund portfolios attributable to the

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contracts and to certain other variable insurance products that we and our affiliates issue.

•

Administrative, Marketing and Support Service Fees (“Support Fees”). As noted above, an investment adviser, sub-adviser, administrator and/or distributor (or affiliates thereof) of the underlying fund portfolios may make payments to us and/or our affiliates, including TCI. These payments may be derived, in whole or in part, from the profits the investment advisor or sub-adviser receives from the advisory fee deducted from underlying fund portfolio assets. Contract owners, through their indirect investment in the underlying fund portfolios, bear the costs of these advisory fees (see the prospectuses for the underlying funds for more information). The amount of the payments we (or our affiliates) receive is based on a percentage of the assets of the particular underlying fund portfolios attributable to the policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and the amounts may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.

The following chart provides the maximum combined percentages of 12b-1 fees and Support Fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to Transamerica and TCI

Fund	Maximum Fee % of assets(1)
AEGON/Transamerica Series Trust (2)	0.00%
Dreyfus Variable Investment Fund	0.30%
Dreyfus Stock Index Fund, Inc.	0.25%
The Dreyfus Socially Responsible Growth Fund, Inc.	0.30%
Dreyfus Investment Portfolios	0.30%

(1)

Payments are based on a percentage of the average assets of each underlying fund portfolio owned by the subaccounts available under this contract and under certain other variable insurance products offered by our affiliates and us. We may continue to receive 12b-1 fees and administrative fees on subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services we provide.

(2)

Because ATST is managed by TFAI, there are additional benefits to us and our affiliates for amounts you allocate to the ATST underlying fund portfolios, in terms of our and our affiliates’ overall profitability. These additional benefits may be significant. Payments or other arrangements may be received from TFAI. A variety of financial and accounting methods may be used to allocate resources and profits to us. Such payments or arrangements may be entered into for a variety of purposes, such as to allocate resources to us to provide administrative services to the policyholders who invest in the ATST underlying fund portfolios. These payments or arrangements may take the form of internal credits, recognition, or cash payments. Additionally, if an ATST portfolio is sub-advised by an entity that is affiliated with us, we may retain more revenue than on those ATST portfolios that are sub-advised by non-affiliated entities. During 2006 we received $566,863.15 from TFAI pursuant to these arrangements. We anticipate receiving comparable amounts in the future.

Proceeds from certain of these payments by the Funds, the advisers, the sub-advisers and/or their affiliates may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, marketing, and administering the contract, and (2) that we incur, in our role as intermediary, in promoting, marketing, and administering the underlying fund portfolios. We and our affiliates may profit from these payments.

For further details about the compensation payments we make in connection with the sale of the contracts, see “Distributor of the Contracts” in this prospectus.

6.	ACCESS TO YOUR MONEY

During the accumulation phase, you can have access to the money in your contract in the following ways:

•	by making a surrender (either a complete or partial surrender); or

•	by taking systematic payouts.

Surrenders

If you take a complete surrender, you will receive your cash value.

If you want to take a partial surrender, in most cases it must be for at least $500. Unless you tell us otherwise, we will take the surrender from each of the investment choices in proportion to the account value.

After one year, you may take up to the greater of 10% of your purchase payments (less partial surrenders deemed to be from purchase payments) or any gains in the contract free of surrender charges once each contract year. Remember that any surrender you take

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will reduce the account value, and the amount of the death benefit. See Section 8, Death Benefit, for more details. A surrender may also reduce other benefits.

Surrenders may be subject to a surrender charge. Surrenders from the fixed account may also be subject to an excess interest adjustment. Income taxes, federal tax penalties and certain restrictions may apply to any surrenders you make.

Surrenders from qualified contracts may be restricted or prohibited.

During the income phase, you will receive annuity payments under the annuity payment you select; however, you generally may not take any other surrenders, either complete or partial, unless you elect a Life with Emergency CashSM payment option.

Delay of Payment and Transfers

Payment of any amount due from the variable account for a surrender, a death benefit, or the death of the owner of a nonqualified contract, will generally occur within seven days from the date we receive all required information. We may defer such payment from the variable account if:

•	the New York Stock Exchange is closed other than for usual weekends or holidays or trading on the Exchange is otherwise restricted;

•	an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or

•	the SEC permits a delay for the protection of owners.

In addition, transfers of amounts from the subaccounts may be deferred under these circumstances.

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a purchase payment and/or freeze a contract owner’s account. If these laws apply in a particular situation, we would not be allowed to pay any request for withdrawals, surrenders, or death benefits, make transfers, or continue making annuity payments absent instructions from the appropriate federal regulator. We may also be required to provide information about you and your contract to government agencies or departments.

Pursuant to the requirements of certain state laws, we reserve the right to defer payment of the cash value from the fixed account for up to six months. We may defer payment of any amount until your purchase payment check has cleared your bank.

Excess Interest Adjustment

Money that you transfer out of or surrender from a guaranteed period option of the fixed account before the end of its guaranteed period (the number of years you specified the money would remain in the guaranteed period option) may be subject to an excess interest adjustment. At the time you request a transfer or surrender (either full or partial), if interest rates set by Transamerica have risen since the date of the initial guarantee, the excess interest adjustment will result in a lower cash value on surrender. However, if interest rates have fallen since the date of the initial guarantee, the excess interest adjustment will result in a higher cash value on surrender or transfer.

Any amount surrendered in excess of the cumulative interest credited is generally subject to an excess interest adjustment.

An excess interest adjustment may also be made on amounts applied to an annuity payment option.

There will be no excess interest adjustment on any of the following:

•	surrenders or transfers of cumulative interest credited;

•	Nursing Care and Terminal Condition Withdrawal Option surrenders;

•	Unemployment Waiver surrenders;

•	surrenders to satisfy any minimum distribution requirements; and

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•	Systematic Withdrawal Option payments, which do not exceed cumulative interest credited at the time of payment.

Please note that in these circumstances you will not receive a higher cash value if interest rates have fallen nor will you receive a lower cash value if interest rates have risen.

The excess interest adjustment may vary for certain contracts and may not be applicable for all contracts.

7.	ANNUITY PAYMENTS (THE INCOME PHASE)

You choose the annuity date. You can change this date by giving us notice with the information we need. New annuity commencement dates less than 30 days after we receive notice of the change require prior approval. The latest annuity date generally cannot be after the contract month following the month in which the annuitant attains age 85 (in certain cases, we may allow the date to be up to the last day of the month following the month in which the annuitant attains age 95). The earliest annuity date is 30 days after you purchase your contract.

Before the annuity date, if the annuitant is alive, you may choose an annuity payment option or change your election. If the annuitant dies before the annuity date, the death benefit is payable in a lump sum or under one of the annuity payment options (unless the surviving spouse continues the contract).

Unless you specify otherwise, the annuitant will receive the annuity payments. After the annuitant’s death, the beneficiary will receive any remaining guaranteed payments.

Annuity Payment Options

The contract provides several annuity payments that are described below (these options are not available under the Guaranteed Minimum Income Benefit). You may choose any combination of annuity payments. We will use your adjusted account value to provide these annuity payments. If the adjusted account value on the annuity date is less than $2,000, we reserve the right to pay it in one lump sum in lieu of applying it under an annuity payment. You can receive annuity payments monthly, quarterly, semi-annually, or annually. (We reserve the right to change the frequency if payments would be less than $50.)

If you choose to receive fixed payments, then the amount of each payment will be set on the annuity date and will not change. You may, however, choose to receive variable payments. The dollar amount of the first variable payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the contract. The dollar amount of additional variable payments will vary based on the investment performance of the subaccount(s). The dollar amount of each variable payment after the first may increase, decrease, or remain constant. If the actual investment performance (net of fees and expenses) exactly matched the assumed investment return of 5% at all times, the amount of each variable annuity payment would remain equal. If actual investment performance (net of fees and expenses) exceeds the assumed investment return, the amount of the variable annuity payments would increase. Conversely, if actual investment performance (net of fees and expenses) is lower than the assumed investment return, the amount of the variable annuity payments would decrease. Please note that these changes only occur annually under the Guaranteed Minimum Income Benefit and Initial Payment Guarantee.

A charge for premium taxes and an excess interest adjustment may be made when annuity payments begin.

The annuity payments are explained below. Options 1 and 2 are fixed only. Options 3 and 4 can be fixed or variable.

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Payment Option 1—Income for a Specified Period. We will make level payments only for a fixed period. No funds will remain at the end of the period.

Payment Option 2—Income of a Specified Amount. Payments are made for any specified amount until the amount applied to this option, with interest, is exhausted. This will be a series of level payments followed by a smaller final payment.

Payment Option 3—Life Income. You may choose between:

•	No Period Certain (fixed or variable)—Payments will be made only during the annuitant’s lifetime.

•	10 Years Certain (fixed or variable)—Payments will be made for the longer of the annuitant’s lifetime or ten years.

•

Guaranteed Return of Contract Proceeds (fixed only)—Payments will be made for the longer of the annuitant’s lifetime or until the total dollar amount of payments we made to you equals the amount applied to this option.

•

Life with Emergency CashSM (fixed or variable)—Payments will be made during the annuitant’s lifetime. With the Life with Emergency CashSM feature, you are able to surrender all or a portion of the Life with Emergency CashSM benefit. The amount you surrender must be at least $2,500. We will provide you with a Life with Emergency CashSM benefit schedule that will assist you in estimating the amount you have available to surrender. A partial surrender will reduce all future payments pro rata. A surrender charge may apply and there may be tax consequences (consult a tax advisor before requesting a full or partial surrender). The maximum surrender charge is 4% of the annuitized amount (see “Expenses” for the surrender charge schedule). You will be subject to whatever surrender schedule is in effect at the time you annuitize under this annuity payment option. The Life with Emergency CashSM benefit will continue through age 100 of the surviving joint annuitant.

The Life with Emergency CashSM benefit is also a death benefit that is paid upon the death of the annuitant and is generally equal to the surrender value without any surrender charges. For qualified policies, the death benefit ceases on the date the annuitant reaches the IRS age limitation.

Payment Option 4—Joint and Survivor Annuity. You may choose between:

•	No Period Certain (fixed or variable)—Payments are made during the joint lifetime of the annuitant and a joint annuitant of your selection. Payments will be made as long as either person is living.

•

Life with Emergency CashSM (fixed or variable)—Payments will be made during the joint lifetime of the annuitant and a joint annuitant of your selection. Payments will be made as long as either person is living. With the Life with Emergency CashSM feature, you are able to surrender all or a portion of the Life with Emergency CashSM benefit. The amount you surrender must be at least $2,500. We will provide you with a Life with Emergency CashSM benefit schedule that will assist you in estimating the amount you have available to surrender. A partial surrender will reduce all future payments pro rata. A surrender charge may apply and there may be tax consequences (consult a tax advisor before requesting a full or partial surrender). The maximum surrender charge is 4% of the annuitized amount (see “Expenses for the surrender charge schedule). You will be subject to whatever surrender schedule is in effect at the time you annuitize under this annuity payment option. The Life with Emergency CashSM benefit will continue through age 100 of the annuitant.

The Life with Emergency CashSM benefit is also a death benefit that is paid upon the death of the surviving joint annuitant and is generally equal to the surrender value without any surrender charges. For qualified policies the death benefit ceases on the date the surviving joint annuitant reaches the IRS joint age limitation.

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Other annuity payments may be arranged by agreement with Transamerica. Some annuity payments may not be available in all states.

If your contract is a qualified policy, payment options 1 and 2 may not satisfy minimum required distributions rules. Consult a tax advisor before electing either of these options.

NOTE CAREFULLY:

IF:

•	you choose Life Income with No Period Certain or a Joint and Survivor Annuity with No Period Certain; and

•	the annuitant dies before the due date of the second (third, fourth, etc.) annuity payment;

THEN:

•	we may make only one (two, three, etc.) annuity payments.

IF:

•	you choose Income for a Specified Period, Life Income with 10 years Certain, Life Income with Guaranteed Return of Contract Proceeds, or Income of a Specified Amount; and

•	the person receiving payments dies prior to the end of the guaranteed period;

THEN:

•	the remaining guaranteed payments will be continued to that person’s beneficiary, or their present value may be paid in a single sum.

However, IF:

•	you choose Life with Emergency CashSM; and

•	the annuitant dies before age 101;

THEN:

•	a Life with Emergency CashSM death benefit will be paid.

We will not pay interest on amounts represented by uncashed annuity payment checks if the postal or other delivery service is unable to deliver checks to the payee’s address of record. The person receiving payments is responsible for keeping Transamerica informed of their current address.

You must annuitize your policy no later than the maximum annuity commencement date specified in your policy (earlier for certain distribution channels). If you do not elect an annuity payment option, the default option will generally be Option 3 Life with 10 Years Certain, and all optional benefits (including guaranteed minimum death benefits and living benefits) will terminate.

8.	DEATH BENEFIT

We will pay a death benefit to your beneficiary, under certain circumstances, if the annuitant dies during the accumulation phase. If there is a surviving owner(s) when the annuitant dies, the surviving owner(s) will receive the death benefit instead of the listed beneficiary. The person receiving the death benefit may choose an annuity payment option, or may choose to receive a lump sum.

When We Pay A Death Benefit

We will pay a death benefit IF:

•	you are both the annuitant and sole owner of the contract; and

•	you die before the annuity date.

We will pay a death benefit to you (owner) IF:

•	you are not the annuitant; and

•	the annuitant dies before the annuity date.

If the only person receiving the death benefit is the surviving spouse, then he or she may elect to continue the contract as the new annuitant and owner, instead of receiving the death benefit. All current surrender charges will be waived.

When We Do Not Pay A Death Benefit

We will not pay a death benefit IF:

•	you are not the annuitant; and

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•	you die prior to the annuity date.

Please note the new owner (unless it is the deceased owner’s spouse) must generally surrender the contract within five years of your death for the adjusted account value minus any applicable rider fees.

Distribution requirements apply to the account value upon the death of any owner. These requirements are detailed in the SAI.

Deaths After the Annuity Date

The death benefit payable, if any, on or after the annuity date depends on the annuity payment option selected.

IF:

•	you are not the annuitant; and

•	you die on or after the annuity date; and

•	the entire interest in the contract has not been paid;

THEN:

•	the remaining portion of such interest in the contract will continue to be distributed at least as rapidly as under the method of distribution being used as of the date of your death.

IF:

•	annuity payments under the Life with Emergency CashSM; and

•	annuitant dies before age 101 (or earlier, if a qualified contract);

THEN:

•	a Life with Emergency CashSM death benefit will be paid.

Succession of Ownership

If any owner dies during the accumulation phase, the annuitant will become the new owner.

Amount of Death Benefit

Death benefit provisions may differ from state to state. The death benefit may be paid as a lump sum or as annuity payments. The amount of the death benefit depends on the guaranteed minimum death benefit option you chose when you bought the contract. The death benefit will generally be the greatest of:

•	account value on the date we receive the required information; or

•	cash value on the date we receive the required information (this will be more than the account value if there is a positive excess interest adjustment that exceeds the surrender charge); or

•	guaranteed minimum death benefit (discussed below), plus purchase payments (after the date of death), less gross partial surrenders from the date of death to the date the death benefit is paid.

Please note, the death benefit terminates upon annuitization and there is a mandatory annuitization date.

Guaranteed Minimum Death Benefit

NOTE: The following generally applies, depending on the state of issue, to contracts issued after May 1, 2002. For other contracts, see Appendix B. Please see your contract to determine your specific coverage.

After the contract is issued, you cannot make an election and the death benefit cannot be changed from the death benefit option selected on your contract application.

A.	Double Enhanced Death Benefit

The death benefit under this option is the greater of 1 or 2 below:

1.	The 2% Annually Compounding through age 80 Death Benefit is:

•	the total purchase payments; less

•	any adjusted partial surrenders accumulated at an effective annual rate of 2% from the date any purchase payment is made or the date the

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adjusted partial surrender taken to the earlier of the annuitant’s date of death or the annuitant’s 81st birthday.

2.	On each contract anniversary before annuitant’s 81st birthday, a new “stepped-up” death benefit is determined and becomes the guaranteed minimum death benefit for that contract year. The death benefit is equal to:

•	the largest account value on the contract date or on any contract anniversary before the earlier of the date of the annuitant’s death or the annuitant’s 81st birthday; plus

•	any purchase payments since that date; minus

•	any adjusted partial surrenders since that date.

The Annual Step-Up Death Benefit is not available if the annuitant is 75 or older on the contract date (and the owner is 75 or older on the contract date).

There is an extra charge for this death benefit of 0.80% annually, for a total mortality and expense risk fee of 1.95%.

B.	Annual Step-Up Death Benefit

On each contract anniversary before annuitant’s 81st birthday, a new “stepped-up” death benefit is determined and becomes the guaranteed minimum death benefit for that contract year. The death benefit is equal to:

•	the largest account value on the contract date or on any contract anniversary before the earlier of the date of the annuitant’s death or the annuitant’s 81st birthday; plus

•	any purchase payments since that date; minus

•	any adjusted partial surrenders since that date.

The Annual Step-Up Death Benefit is not available if the annuitant is 75 or older on the contract date. There is an extra charge for this death benefit of 0.20% annually, for a total mortality and expense risk fee of 1.35%.

C.	Return of Premium Death Benefit

The Return of Premium Death Benefit is:

•	total purchase payments; less

•	any adjusted partial surrenders as of the date of death.

The Return of Premium Death Benefit will be in effect if you do not choose one of the other death benefit options on the contract application. The charges are lower for this option.

The Guaranteed Minimum Death Benefit may vary for certain contracts and may not be available for all contracts.

Adjusted Partial Surrender

When you request a partial surrender, your guaranteed minimum death benefit will be reduced by an amount called the adjusted partial surrender. Under certain circumstances, the adjusted partial surrender may be more than the dollar amount of your surrender request. This will generally be the case if the guaranteed minimum death benefit exceeds the account value at the time of the surrender. It is also possible that if a death benefit is paid after you have made a partial surrender, then the total amount paid could be less than the total purchase payments. We have included a detailed explanation of this adjustment in the SAI. This is referred to as “adjusted partial surrender” in your contract.

9.	TAXES

NOTE: We have prepared the following information on federal income taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. We have included an additional discussion regarding taxes in the SAI.

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Annuity Contracts in General

Deferred annuity contracts are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code for annuities.

Simply stated, these rules generally provide that individuals will not be taxed on the earnings, if any, on the money held in an annuity contract until taken out. This is referred to as tax deferral. When a non-natural person (e.g., corporation or certain other entities other than tax-qualified trusts) owns a nonqualified contract, the contract will generally not be treated as an annuity for tax purposes and tax deferral will not apply.

There are different rules as to how you will be taxed depending on how you take the money out and the type of contract—qualified or nonqualified.

You will generally not be taxed on increases in the value of your contract until a distribution occurs (either as a surrender or as annuity payments).

Qualified and Nonqualified Contracts

If you purchase the contract under an individual retirement annuity, a 403(b) plan, a pension plan, or specially sponsored program, your contract is referred to as a qualified contract.

Qualified contracts are issued in connection with the following:

•

Individual Retirement Annuity (IRA): A traditional IRA allows individuals to make contributions, which may be deductible, to the contract. A Roth IRA also allows individuals to make contributions to the contract, but it does not allow a deduction for contributions, and distributions may be tax-free if the owner meets certain rules.

•

Tax-Sheltered Annuity (403(b) Plan): A 403(b) Plan may be made available to employees of certain public school systems and tax-exempt organizations and permits contributions to the contract on a pre-tax basis.

•

Corporate Pension and Profit-Sharing and H.R. 10 Plan: Employers and self-employed individuals can establish pension or profit-sharing plans for their employees or themselves and make contributions to the contract on a pre-tax basis.

•	Deferred Compensation Plan (457 Plan): Certain governmental and tax-exempt organizations can establish a plan to defer compensation on behalf of their employees through contributions to the contract.

There is no additional tax deferral benefit derived from placing qualified funds into a variable annuity. Features other than tax deferral should be considered in the purchase of a qualified contract. There are limits on the amount of contributions you can make to a qualified contract. Other restrictions may apply including terms of the plan in which you participate.

Optional death benefit features in some cases may exceed the greater of the purchase payments or the account value. Such a death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan or 403(b) plan. Because an optional death benefit may exceed this limitation, anyone using the contract in connection with such plans should consult their tax adviser before purchasing an optional death benefit. The Internal Revenue Service has not reviewed the contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether the death benefit options and riders available, with the contract, if any, comport with IRA qualification requirements.

If you purchase the contract as an individual and not under an individual retirement annuity, 403(b) plan, 457 plan, or pension or profit sharing plan, your contract is referred to as a nonqualified contract.

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Surrenders—Qualified Contracts Generally

There are special rules that govern qualified contracts. Generally, these rules restrict:

•	the amount that can be contributed to the contract during any year;

•	the time when amounts can be paid from the contract; and

•	the amount of any death benefit that may be allowed.

In the case of a withdrawal under a qualified policy, a pro rata portion of the amount you receive is taxable, generally based on the ratio of your “investment in the contract” to your total account balance or accrued benefit under the retirement plan. Your “investment in the contract” generally equals the amount of any non-deductible purchase payments made by you or on your behalf. In some cases, your “investment in the contract” can be zero.

In addition, a penalty tax may be assessed on amounts surrendered from the contract prior to the date you reach age 59 1/2, unless you meet one of the exceptions to this rule. You may also be required to begin taking minimum distributions from the contract by a certain date. The terms of the plan may limit the rights otherwise available to you under the contract. We have provided more information in the SAI.

We may make available under the policy certain guaranteed minimum withdrawal and other optional benefits. The tax rules for qualified policies may limit the value of these optional benefits. For example, if you elect a guaranteed minimum withdrawal benefit and your minimum required distribution amount exceeds your guaranteed withdrawal amount, you will have to withdraw more than the guaranteed withdrawal amount to avoid imposition of a 50% excise tax. It is not clear whether guaranteed minimum withdrawal benefit payments made during the settlement phase will be taxed as withdrawals or as annuity payments. In view of this uncertainty, we will apply the non-annuity rules for determining minimum required distributions, meaning that a percentage of the value of all benefits under the contract will need to be withdrawn each year. The value may have to include the value of enhanced death benefits and other optional contract provisions such as the guaranteed minimum withdrawal benefit rider itself.

If you are attempting to satisfy minimum required distribution rules through partial surrenders, the value of any enhanced death benefit or other optional rider may need to be included in calculating the amount required to be distributed.

The Internal Revenue Code generally requires that interests in a qualified policy be nonforfeitable. If your policy contains a bonus rider with a recapture, forfeiture, or “vesting” feature, it may not be consistent with those requirements. Consult a tax advisor before purchasing a bonus rider as part of a qualified policy.

You should consult your legal counsel or tax adviser if you are considering purchasing an enhanced death benefit or other optional rider, or if you are considering purchasing a contract for use with any qualified retirement plan or arrangement.

Surrenders—403(b) Contracts

The rules described above for qualified policies generally apply to 403(b) policies. However, specific rules apply to surrenders from certain 403(b) policies. The Internal Revenue Code limits surrenders from certain 403(b) contracts. Surrenders can generally only be made when an owner:

•	reaches age 59 1/2;

•	leaves his/her job;

•	dies;

•	becomes disabled (as that term is defined in the Internal Revenue Code); or

•	declares hardship. However, in the case of hardship, the owner can only surrender the purchase payments and not any earnings.

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Defaulted loans from Code Section 403(b) arrangements, and pledges and assignments of qualified contracts generally are taxed in the same manner as surrenders from such contracts. Please refer to the SAI for further information applicable to distributions from 403(b) contracts.

Surrenders—Nonqualified Contracts

The information above describing the taxation of qualified policies does not apply to nonqualified policies. If you take a partial withdrawal or surrender (including systematic payouts and payouts under an optional feature, if any) from a nonqualified contract before the annuity commencement date, the Internal Revenue Code treats that surrender as first coming from earnings and then from your purchase payments. If your policy contains an excess interest adjustment feature (also known as a market value adjustment), then your account value immediately before the surrender may have to be increased by any positive excess interest adjustments that result from the surrender. There is, however, no definitive guidance on the proper tax treatment of excess interest adjustments, and you may want to discuss the potential tax consequences of an excess interest adjustment with your tax advisor.

When you make a surrender you are taxed on the amount of the surrender that is earnings. If you make a surrender, you are generally taxed on the amount that your surrender proceeds exceeds the “investment in the contract,” which is generally your purchase payments paid (adjusted for any prior surrenders or portions thereof that were not taxable). In general, loans, pledges, and assignments are taxed in the same manner as partial withdrawals and surrenders. Different rules apply for annuity payments. See “Annuity Payments” below.

The Internal Revenue Code also provides that surrendered earnings may be subject to a penalty tax. The amount of the penalty tax is equal to 10% of the amount that is includable in income. Some surrenders will be exempt from the penalty tax. They include, among others, any amounts:

•	paid on or after the taxpayer reaches age 59 1/2;

•	paid after an owner dies;

•	paid if the taxpayer becomes disabled (as that term is defined in the Internal Revenue Code);

•	paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;

•	paid under an immediate annuity; or

•	which come from purchase payments made prior to August 14, 1982.

If your nonqualified policy contains a guaranteed minimum withdrawal benefit rider, certain rules may apply. It is not clear whether guaranteed minimum withdrawal benefit payments made during the settlement or income (payout) phase may be taxed as either withdrawals or annuities. In view of this uncertainty, we intend to adopt a conservative approach and treat guaranteed minimum withdrawal payments during the settlement phase under nonqualified policies as withdrawals. Consult a tax advisor before purchasing a guaranteed minimum withdrawal benefit rider or option.

All nonqualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity for purposes of determining the amount includable in the owner’s income when a taxable distribution occurs.

Taxation of Death Benefit Proceeds

Amounts may be distributed from the contract because of the death of the annuitant. Generally, such amounts should be includable in the income of the recipient:

•	if distributed in a lump sum, these amounts are taxed in the same manner as a surrender; or

•	if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

Annuity Payments

Although the tax consequences may vary depending on

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the annuity payment option you select, in general, for nonqualified and certain qualified contracts, only a portion of the annuity payments you receive will be includable in your gross income.

In general, the excludable portion of each annuity payment you receive will be determined as follows:

•

Fixed payments—by dividing the “investment in the contract” on the annuity commencement date by the total expected value of the annuity payments for the term of the payments. This is the percentage of each annuity payment that is excludable.

•

Variable payments—by dividing the “investment in the contract” on the annuity commencement date by the total number of expected periodic payments. This is the amount of each annuity payment that is excludable.

The remainder of each annuity payment is includable in gross income. Once the “investment in the contract” has been fully recovered, the full amount of any additional annuity payments is includable in gross income and taxed as ordinary income.

If you select more than one annuity payment option, special rules govern the allocation of the contract’s entire “investment in the contract” to each such option, for purposes of determining the excludable amount of each payment received under that option. We advise you to consult a competent tax adviser as to the potential tax effects of allocating amounts to any particular annuity payment option.

If, after the annuity commencement date, annuity payments stop because an annuitant died, the excess (if any) of the “investment in the contract” as of the annuity commencement date over the aggregate amount of annuity payments received that was excluded from gross income may possibly be allowable as a deduction in your tax return.

You should consult a tax advisor before electing the Initial Payment Guarantee or a feature with stabilized payments.

If your policy contains a guaranteed minimum withdrawal benefit rider the application of certain tax rules, particularly those rules relating to distributions from your policy, are not entirely clear. In view of this uncertainty, you should consult a tax advisor before purchasing a guaranteed minimum withdrawal benefit rider.

Diversification and Distribution Requirements

The Internal Revenue Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity. The contract must also meet certain distribution requirements at the death of an owner in order to be treated as an annuity. These diversification and distribution requirements are discussed in the SAI. We may modify the contract to attempt to maintain favorable tax treatment.

Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Generation-Skipping Transfer Tax

Under certain circumstances, the Internal Revenue Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more

34

generations younger than the Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Annuity Purchases by Residents of Puerto Rico

The Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Annuity Contracts Purchased by Nonresident Aliens and Foreign Corporations

The discussion above provided general information (but not tax advice) regarding U.S. federal income tax consequences to annuity owners that are U.S. persons. Taxable distributions made to owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. In addition, distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the owner’s country of citizenship or residence. Prospective foreign owners are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation for any annuity contract purchase.

Transfers, Assignments or Exchanges of Contracts

A transfer of ownership or assignment of a contract, the designation of an annuitant or payee or other beneficiary who is not also the owner, the selection of certain annuity commencement dates, or a change of annuitant, may result in certain income or gift tax consequences to the owner that are beyond the scope of this discussion. An owner contemplating any such transfer, assignment, selection, or change should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

Possible Tax Law Changes

Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation, regulation, or otherwise. You should consult a tax adviser with respect to legal or regulatory developments and their effect on the contract.

We have the right to modify the contract to meet the requirements of any applicable laws or regulations, including legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive.

Foreign Tax Credits

We may benefit from any foreign tax credits attributable to taxes paid by certain underlying funds to foreign jurisdictions to the extent permitted under federal tax law.

Separate Account Charges

It is possible that the Internal Revenue Service may take a position that fees for certain optional benefits (e.g., death benefits other than the Return of Premium death benefit) are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees associated with certain optional benefits as a taxable surrender, which might also be subject to a tax penalty if the surrender occurs prior to age 59 1/2. Although we do not believe that the fees associated with any optional benefit provided under the contract should be treated as taxable surrenders, the tax rules associated with these benefits are unclear, and we advise that you consult your tax advisor prior to selecting any optional benefit under the contract.

10.	ADDITIONAL FEATURES

Systematic Withdrawal Option

You can select at any time (during the accumulation

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phase) to receive regular payments from your contract by using the Systematic Withdrawal Option. Under this option, you can receive the greater of (1) or (2), divided by the number of payouts made per year, where:

(1)	is up to 10% (annually) of your purchase payments (less partial surrenders deemed to be from purchase payments); and

(2)	is any gains in the contract.

This amount may be taken free of surrender charges. Any payment in excess of the cumulative interest credited at the time of the payment may be subject to an excess interest adjustment.

Payments can be made monthly, quarterly, semi-annually, or annually and will not begin until one payment period from the date we receive your instructions at our administrative and service office. Each payment must be at least $50. Monthly and quarterly payments must be made by electronic funds transfer directly to your checking or savings account.

If you request an additional surrender while a Systematic Withdrawal Option is in effect, the Systematic Withdrawal Option will terminate. There is no charge for this benefit.

Guaranteed Minimum Income Benefit

The Guaranteed Minimum Income Benefit (GMIB Rider) is no longer available, but contract owners who elected the GMIB prior to January 24, 2003, can still upgrade. If you upgrade, the annual effective interest rate is currently 4% per year.

The Guaranteed Minimum Income Benefit may vary by state.

Initial Payment Guarantee

You may only elect to purchase the Initial Payment Guarantee at the time you annuitize your contract. The guarantee only applies to variable annuity payments. There is an additional charge for this guarantee.

If you do not elect the Initial Payment Guarantee, then the amounts of the stabilized payments you receive will not be guaranteed.

The Initial Payment Guarantee does not establish or guarantee the performance of any subaccount.

Under the Initial Payment Guarantee rider, you receive stabilized annuity payments that are guaranteed to never be less than a percentage of the initial payment (i.e., the guaranteed payment). Once the rider is added, the guaranteed percentage will not change during the life of the rider.

Rider Fee. There is a charge for the Initial Payment Guarantee rider, which is in addition to the base product mortality and expense risk fee and administrative charge. This fee is reflected in the amount of the annuity payments that you receive if you select the Initial Payment Guarantee. It is reflected in the calculation of the annuity unit values after the annuity date.

The Initial Payment Guarantee rider fee is currently equal to an effective annual rate of 1.25% of the unit value in the subaccounts. The fee may be higher (or lower) at the time you annuitize. We can change the fee, and you pay whatever the fee is when you annuitize.

Other Terms and Conditions. You may purchase the Initial Payment Guarantee only at the time you annuitize your contract. You cannot terminate this payment guarantee (or eliminate the charge for it) after you have selected this option.

The Initial Payment Guarantee uses a 5% assumed investment return to calculate your annuity payments. This means that the dollar amount of the annuity payments will remain level if the investment return (net of fees and expenses) exactly equals 5%. The payments will increase if actual investment performance (net of fees and expenses) exceeds the assumed investment return, and decrease if actual performance is below the assumed investment return (but not below the guaranteed level).

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Termination. The Initial Payment Guarantee is irrevocable.

The Initial Payment Guarantee may vary for certain contracts and may not be available for all contracts.

Additional Death Benefit Rider

The optional Additional Death Benefit rider pays an additional amount (based on earnings since the rider was issued) when a death benefit is payable under your contract, in certain circumstances. The Additional Death Benefit Rider is only available for issue ages through age 80.

Additional Death Benefit Rider Amount. The Additional Death Benefit Rider is only payable if you elected the rider prior to the death triggering the payment of the contract death benefit and a death benefit is payable under the contract. The Additional Death Benefit Rider is equal to:

•	the Additional Death Benefit Rider factor (see below); multiplied by

•	the rider earnings on the date the death benefit is calculated.

Rider earnings equal:

•	the account value on the date of death; minus

•	account value on the rider date; minus

•	purchase payments after the rider date; plus

•	surrenders after the rider date that exceed the rider earnings on the date of the surrender.

No benefit is payable under the Additional Death Benefit rider if there are no rider earnings on the date the death benefit is calculated.

If you purchased your contract as part of a 1035 exchange or added the Additional Death Benefit rider after you purchased the contract, rider earnings do not include any gains before the 1035 exchange or the date the Additional Death Benefit Rider was added to your contract.

The Additional Death Benefit Rider factor is currently 40% for issue ages under 71 and 25% for issue ages 71–80.

No benefit is paid under this rider unless (a) the rider is in force, (b) a death benefit is payable on the contract, and (c) there are rider earnings when the death benefit is calculated.

For purposes of computing taxable gains, both the death benefit payable under the contract and the Additional Death Benefit Rider will be considered.

Please see the SAI for an example which illustrates the Additional Death Benefit Rider payable as well as the effect of a partial surrender on the Additional Death Benefit Rider.

Spousal Continuation. If a spouse, as the new owner of the contract, elects to continue the contract instead of receiving a death benefit and the Additional Death Benefit Rider Amount, the spouse will receive a one-time account value increase equal to the Additional Death Benefit Rider Amount. At this time the rider will terminate. The spouse will have the option of immediately re-electing the rider as long as he or she is under the age of 80.

Rider Fee. A rider fee, 0.25% of the account value, is deducted annually on each rider anniversary prior to annuitization. We will also deduct this fee upon full surrender of the contract or other termination of the rider. The rider fee is deducted pro rata from each investment choice. The fee is deducted even during periods when the Additional Death Benefit Rider would not pay any benefit (because there are no rider earnings).

Termination. The rider will remain in effect until:

•	you cancel it by notifying our service center in writing,

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•	the contract is annuitized or surrendered, or

•	the Additional Death Benefit Rider is paid or added to the account value under a spousal continuation.

Once terminated, the Additional Death Benefit Rider may be re-elected, however, a new rider will be issued and the Additional Death Benefit rider Amount will be re-determined. Please note that if the rider is terminated and then re-elected, it will only cover gains, if any, since it was re-elected and the terms of the new rider may be different than the terminated rider.

The tax consequences associated with this rider are not clear. This rider may violate the requirements of certain qualified plans and IRAs. Consult a tax adviser before electing this rider.

Please note: This feature terminates upon annuitization and there is a mandatory annuitization date.

The Additional Death Benefit Rider may vary for certain contracts and may not be available for all contracts.

Additional Death Benefit Rider II

The optional Additional Death Benefit Rider II rider pays an additional amount (based on earnings since the rider was issued) when a death benefit is payable under your contract, in certain circumstances. The Additional Death Benefit Rider II rider is available only for issue ages through age 75.

Additional Death Benefit Rider II Amount. The Additional Death Benefit Rider II rider is only payable if a death benefit is paid on the base contract to which the rider is attached. The amount of the additional benefit is dependent on the amount of time that has passed since the rider date as follows:

•	If a death benefit is payable within the first five years after the rider date, the additional benefit amount will be equal to the sum of all rider fees paid since the rider date.

•	If a death benefit is payable after five years following the rider date, the additional benefit will be equal to the rider benefit base multiplied by the rider benefit percentage.

The rider benefit base at any time is equal to the account value less any purchase payments added after the rider date.

The rider benefit percentage may vary, but currently equals 30% for issue ages 0 – 70 and 20% for issue ages 71 – 75.

No benefit is payable under the Additional Death Benefit Rider II if the account value on the date the death benefit is paid is less than the purchase payments after the rider date.

For purposes of computing taxable gains, both the death benefit payable under the contract and the additional benefit will be considered.

Please see the SAI for an example which illustrates the additional death benefit payable as well as the effect of a partial surrender on the additional benefit.

Spousal Continuation. If a spouse, as the new owner of the contract, elects to continue the contract instead of receiving the death benefit and additional benefit, the spouse will receive a one-time account value increase equal to the additional benefit. At this time the rider will terminate. The spouse will have the option of immediately re-electing the rider as long as he or she is under the age of 76.

Rider Fee. A rider fee, currently 0.55% of the account value, is deducted annually on each rider anniversary prior to annuitization. We will also deduct this fee upon full surrender of the contract or other termination of the rider. The rider fee is deducted pro rata from each investment choice. The fee is deducted even during periods when the rider would not pay any benefits.

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Termination. The rider will remain in effect until:

•	you cancel it by notifying our service center in writing,

•	the contract is annuitized or surrendered, or

•	the additional death benefit is paid or added to the account value under a spousal continuation.

Once terminated, the Additional Death Benefit Rider II may not be re-elected for one year.

The tax consequences associated with this rider are not clear. This rider may violate the requirements of certain qualified plans. Consult a tax adviser before electing this rider.

Please note: This feature terminates upon annuitization and there is a mandatory annuitization date.

The Additional Death Benefit Rider II may vary for certain contracts and may not be available for all contracts.

Liquidity Rider

The optional Liquidity Rider reduces the number of years each purchase payment is subject to surrender charges. This rider was only available at the time you purchased the contract.

Surrender Schedule. The following schedule shows the surrender charges that apply if the Liquidity Rider is elected:

Number of Years Since Purchase Payment Date	Surrender Charge (as a percentage of purchase payment surrendered)
0 – 1	7%
1 – 2	7%
2 – 3	6%
3 – 4	6%
more than 4	0%

Rider Fee. A rider fee equal to an effective annual rate of 0.40% of the daily net asset value in the subaccounts is deducted in calculating the variable accumulation unit values. The rider fee is only charged for the first four contract years. In addition, interest credited to the fixed account may be lower than interest credited to the contract without the Liquidity Rider.

Variable Accumulation Unit Values. After the end of the fourth contract year, the 0.40% rider fee will no longer be assessed. We intend to administer the removal of the 0.40% charge by changing to a different class of variable accumulation units. This will result in adjusting the number of variable accumulation units and adjusting the unit value of the subaccounts in which you were invested at the end of the fourth contract year. The elimination of the fee and the adjustment in the number of variable accumulation units and unit values will not affect contract values.

Performance Data. The Historical Performance Data in the SAI and in other marketing material does not reflect the fee for the Liquidity Rider. Performance figures would be lower if the fee were included.

Termination. The rider is irrevocable.

The Liquidity Rider may vary for certain contracts and may not be available for all contracts.

Premium Accelerator Rider

The Premium Accelerator rider was only available at the time you purchased your contract and only if you were age 75 or younger. If you elect the Premium Accelerator rider at issue, the initial purchase payment and each subsequent purchase payment will receive a Premium Accelerator which is added to the account value. The Premium Accelerator is currently 2.25%; however, we may change the accelerator rate at any time. The amount of the Premium Accelerator is not considered a purchase payment and therefore may not be included in the calculation of certain contract features. No Premium Accelerator will apply if the contract is canceled pursuant to the right to cancel provision.

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In certain unusual circumstances, you might be worse off because of the Premium Accelerator. This could happen if the overall investment performance of your contract is negative (if the overall investment performance of your contract is positive you would be better off). This could also happen if the market does not perform well enough to offset the additional costs associated with the Premium Accelerator.

Rider Fee. There is a daily charge for the Premium Accelerator at an effective annual rate of 0.20% of the unit value in the subaccounts, but this fee is only deducted for the first nine contract years. Also, interest credited to the fixed account may be lower than interest credited to the contract without the Premium Accelerator rider. In addition to this fee, the surrender charge is higher and lasts longer if you elect the rider. In addition to the Rider Fee, Transamerica may use a portion of the mortality and expense risk fee, administrative charge and/or the surrender charge to pay the Premium Accelerator.

The following schedule shows the surrender charges that apply during the nine years following payment of each purchase payment if you elect the Premium Accelerator rider:

Number of Years Since Purchase Payment Date	Surrender Charge (as a percentage of purchase payment surrendered)
0 – 1	9%
1 – 2	8%
2 – 3	7%
3 – 4	6%
4 – 5	5%
5 – 6	4%
6 – 7	3%
7 – 8	2%
8 – 9	1%
more than 9	0%

You cannot elect both the Liquidity Rider and the Premium Accelerator rider.

Termination. The rider is irrevocable.

The Premium Accelerator rider may vary for certain contracts and may not be available for all contracts.

Nursing Care and Terminal Condition Withdrawal Option

No surrender charges or excess interest adjustment will apply if you make a surrender ($1000 minimum), under certain circumstances, because you or your spouse has been:

•	confined in a hospital or nursing facility for 30 days in a row after the policy issue date; or

•	diagnosed with a terminal condition after the policy issue date (usually a life expectancy of 12 months or less).

This benefit is also available to the annuitant or annuitant’s spouse if the owner is not a natural person.

You may exercise this benefit at any time (during the accumulation phase). There is no charge for this benefit.

This benefit may vary for certain contracts and may not be available for all contracts.

Unemployment Waiver

No surrender charges or excess interest adjustment will apply to surrenders after you or your spouse become unemployed in certain circumstances, because you were terminated, laid off, or otherwise lost your job involuntarily. In order to qualify, you (or your spouse, whichever is applicable) must have been:

•	employed full time for at least two years prior to becoming unemployed;

•	employed full time on the contract date;

•	unemployed for at least 60 days in a row at the time of surrender;

•	the contract must have a minimum cash value at the time of surrender of $5,000; and

•	you (or your spouse) must be receiving unemployment benefits.

You must provide written proof from your State’s

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Department of Labor, which verifies that you qualify for and are receiving unemployment benefits at the time of surrender.

You may select this benefit at any time (during the accumulation phase) and there is no charge for this benefit.

This benefit is also available to the annuitant or annuitant’s spouse if the owner is not a natural person. There is no charge for this benefit.

This benefit may vary by state and may not be available in all states.

Telephone Transactions

You may generally make transfers and change the allocation of additional purchase payments by telephone.

If you authorize your registered representative to make transfers and change the allocation of additional purchase payments by telephone:

•	select the Owner(s) and Owners Registered Representative box on the “Telephone Transfer Authorization” form.

You will be required to provide certain information for identification purposes when requesting a transaction by telephone and we may record your telephone call. We may also require written confirmation of your request. We will not be liable for following telephone requests that we believe are genuine. We reserve the right to revoke your telephone transaction privileges at any time without revoking all owners’ telephone transfer privileges.

We may deny the telephone transaction privileges to market timers.

We cannot guarantee that telephone transactions will always be available. For example, our offices may be closed during severe circumstances or other emergencies. There may be interruptions in service beyond our control, and if the volume of calls is unusually high, we might not have anyone available, or lines available, to take your call.

Dollar Cost Averaging Program

During the accumulation phase, you may instruct us to automatically make transfers from certain source options (discussed below) into one or more variable subaccounts in accordance with your allocation instructions. This is known as Dollar Cost Averaging. While Dollar Cost Averaging buys more variable accumulation units when prices are low and fewer variable accumulation units when prices are high, it does not guarantee profits or assure that you will not experience a loss.

There are two Dollar Cost Averaging programs available under your contract:

•	Traditional—You may specify the dollar amount to be transferred or the number of transfers. Transfers will begin as soon as the program is started.

•	Special—You may elect either a six or twelve month program. Transfers will begin as soon as the program is started.

A minimum of $250 per transfer is required. Thus, for example, $1,500 is required to start a 6-month program and $3,000 is required to start a 12-month program. The minimum number of monthly or quarterly transfers is 6 and 4, respectively and the maximum is 24 and 8, respectively.

You can elect to transfer from one of the fixed or variable source options listed on the Dollar Cost Averaging election form (only fixed sources are available for special Dollar Cost Averaging programs).

A Dollar Cost Averaging program will begin once the minimum required purchase payment is received even if multiple sources are funding your contract. If additional payments are received while a Dollar Cost

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Averaging program is running, absent new instructions to the contrary, the amount of the Dollar Cost Averaging transfers will increase but the length of the Dollar Cost Averaging program will not.

NOTE CAREFULLY:

IF:

•	we do not receive all necessary information to begin an initial Dollar Cost Averaging program within 30 days of allocating the minimum required amount to a Dollar Cost Averaging program;

•	we do not receive the minimum required amount to begin an initial Dollar Cost Averaging program within 30 days of allocating an insufficient amount;

THEN:

•	any amount in a fixed account source will be transferred to the money market investment choice; and

•	any amount in a variable source will remain in that variable investment choice; and

•	new instructions will be required to begin a Dollar Cost Averaging program.

IF:

•	we receive purchase payments after a Dollar Cost Averaging program is completed and the additional purchase payment meets the minimum requirements to start a Dollar Cost Averaging program;

THEN:

•	we will, absent new instructions to the contrary, start a new Dollar Cost Averaging program using the previous instructions.

IF:

•

we receive additional purchase payments after a Dollar Cost Averaging program is completed, and the additional purchase payment does not meet the minimum requirements to start a Dollar Cost Averaging program

THEN;

•	we will, absent new instructions to the contrary, allocate the additional purchase payment as identified in the previous Dollar Cost Averaging program.

IF:

•	you discontinue a Dollar Cost Averaging program before completion;

THEN:

•	we will absent new instructions to the contrary, transfer any remaining balance directly into the subaccounts in the Dollar Cost Averaging instructions.

You should consider your ability to continue a Dollar Cost Averaging program during all economic conditions.

There is no charge for this benefit.

The Dollar Cost Averaging Program may vary for certain contracts and may not be available for all contracts. See your contract for availability of the fixed account options.

Asset Rebalancing

During the accumulation phase you can instruct us to automatically rebalance the amounts in your subaccounts to maintain your desired asset allocation. This feature is called Asset Rebalancing and can be started and stopped at any time free of charge. However, we will not rebalance if you are in the Dollar Cost Averaging program or if any other transfer is requested. If a transfer is requested, we will honor the requested transfer and discontinue Asset Rebalancing. New instructions are required to start Asset Rebalancing. Asset Rebalancing ignores amounts in the fixed account. You can choose to rebalance monthly, quarterly, semi-annually, or annually.

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11.	OTHER INFORMATION

Ownership

You, as owner of the contract, exercise all rights under the contract. You can change the owner at any time by notifying us in writing at our administrative and service office. An ownership change may be a taxable event.

Assignment

You can also generally assign the contract any time during your lifetime. We will not be bound by the assignment until we receive written notice of the assignment. We will not be liable for any payment or other action we take in accordance with the contract before we receive notice of the assignment. There may be limitations on your ability to assign a qualified contract. An assignment may have tax consequences.

Transamerica Occidental Life Insurance Company

Transamerica Occidental Life Insurance Company is an Iowa stock life insurance company incorporated on June 30, 1906. It is mainly engaged in the sale of life insurance and annuity contracts. The address for Transamerica is 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499.

Transamerica is a wholly-owned indirect subsidiary of Transamerica Corporation, which conducts substantially all of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by AEGON N.V. of The Netherlands, the securities of which are publicly traded. AEGON N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business.

All obligations arising under the contracts, including the promise to make annuity payments, are general corporate obligations of Transamerica.

The Variable Account

Transamerica established a separate account, called Separate Account VA-2L, under the laws of the State of California on May 22, 1992. The variable account receives and invests the purchase payments that are allocated to it for investment in shares of the underlying fund portfolios.

The variable account is registered with the SEC as a unit investment trust under the 1940 Act. However, the SEC does not supervise the management, the investment practices, or the contracts of the variable account or Transamerica. Income, gains and losses (whether or not realized), from assets allocated to the variable account are, in accordance with the contracts, credited to or charged against the variable account without regard to Transamerica’s other income, gains or losses.

The assets of the variable account are held in Transamerica’s name on behalf of the variable account and belong to Transamerica. However, those assets that underlie the contracts are not chargeable with liabilities arising out of any other business Transamerica may conduct. The variable account may include other subaccounts that are not available under these contracts.

Mixed and Shared Funding

Before making a decision concerning the allocation of purchase payments to a particular subaccount, please read the prospectuses for the underlying fund portfolios. The underlying fund portfolios are not limited to selling their shares to this variable account and can accept investments from any variable account or qualified retirement plan. Since the underlying fund portfolios are available to registered variable accounts offering variable annuity products of Transamerica, as well as variable annuity and variable life products of other insurance companies, and qualified retirement plans, there is a possibility that a material conflict may arise between the interests of this variable account and

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one or more of the other accounts of another participating insurance company. In the event of a material conflict, the affected insurance companies, including Transamerica, agree to take any necessary steps to resolve the matter. This includes removing their variable accounts from the underlying fund portfolios. See the underlying fund portfolios’ prospectuses for more details.

Exchanges and Reinstatements

You can generally exchange one annuity contract for another in a ‘tax-free exchange’ under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuities carefully. Remember that if you exchange another annuity for the one described in this prospectus, then you may pay a surrender charge on the other annuity and there will be a new surrender charge period and other charges may be higher (or lower) and the benefits may be different. You should not exchange another annuity for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this contract (that person will generally earn a commission if you buy this contract through an exchange or otherwise).

You may surrender your contract and transfer your money directly to another life insurance company (sometimes referred to as a 1035 Exchange or a trustee-to-trustee transfer). You may also ask us to reinstate your contract after such a transfer by returning the same total dollar amount of funds to the applicable investment choices. The dollar amount will be used to purchase new variable accumulation units at the then current price. Because of changes in market value, your new variable accumulation units may be worth more or less than the units you previously owned. We recommend that you consult a tax professional to explain the possible tax consequences of exchanges and/or reinstatements.

Voting Rights

To the extent required by law, Transamerica will vote all shares of the underlying fund portfolios held in the variable account in accordance with instructions we receive from you and other owners that have voting interests in the funds/portfolios. We will send you and other owners written requests for instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares in proportion to those instructions. Accordingly, it is possible for a small number of policy owners (assuming there is a quorum) to determine the outcome of a vote, especially if they have large policy values. If, however, we determine that we are permitted to vote the shares in our own right, we may do so.

Each person having a voting interest will receive proxy material, reports, and other materials relating to the appropriate fund/portfolio.

Distributor of the Contracts

Effective May 1, 2007, our affiliate, TCI, replaced our affiliate, AFSG, as principal underwriter for the policies. We have entered into a distribution agreement with TCI for the distribution and sales of the contracts. Under the agreement, the contracts are offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws and state insurance laws, and that sell the policies through written agreements with TCI. We pay commissions to TCI for sales of the contracts by the selling firms. We also may pay compensation to financial institutions for their services in connection with the sale and servicing of the contracts.

Commissions of up to 7% of purchase payments plus an annual continuing fee based on account values will be paid to the selling firms (additional amounts may be paid as overrides to wholesalers). These commissions are not deducted from purchase payments.

To the extent permitted by NASD rules, promotional

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incentives or payments may also be provided to selling firms based on sales volumes, the assumption of wholesaling functions, or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services. We and/or TCI may pay selling firms additional amounts for: (1) “preferred product” treatment of the contracts in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses incurred by them and their representatives. We and/or TCI may make payments to selling firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.

The selling firms may pass on to their sales representatives a portion of the payments made to the selling firms in accordance with their respective internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a contract.

We intend to recoup commissions and other sales expenses primarily, but not exclusively, through:

•	the administrative charge;

•	the surrender charge;

•	the mortality and expense risk fee;

•	revenues, if any, that we receive from the underlying fund portfolios or their managers; and

•	investment earnings on amounts allocated to the fixed account.

Other incentives or payments, like commissions, are not charged to the contract owners or the separate account.

Pending regulatory approvals, we intend to distribute the policies in all states, except New York, and in certain possessions and territories.

IMSA

We are a member of the Insurance Marketplace Standards Association (IMSA). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance, long-term care insurance, and annuity products. Through its Principles and Code of Ethical Market Conduct, IMSA encourages its member companies to develop and implement policies and procedures to promote sound market practices. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards. You may find more information about IMSA and its ethical standards at www.imsaethics.org. in the “Consumer” section or by contacting IMSA at: 240-744-3030.

Legal Proceedings

There are no legal proceedings to which the variable account is a party or to which the assets of the variable account are subject. Transamerica, like other life insurance companies, is involved in lawsuits. In some class action and other lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, Transamerica believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the variable account, TCI,, or Transamerica.

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TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Glossary of Terms
The Contract—General Provisions
Certain Federal Income Tax Consequences
Investment Experience
Additional Death Benefit Rider – Additional Information
Additional Death Benefit Rider II – Additional Information
Historical Performance Data
Published Ratings
State Regulation of Transamerica
Administration
Records and Reports
Distribution of the Contracts
Voting Rights
Other Products
Custody of Assets
Legal Matters
Independent Registered Public Accounting Firm
Other Information
Financial Statements
Appendix A
Condensed Financial Information

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APPENDIX A

CONDENSED FINANCIAL INFORMATION

The following tables list the accumulation unit value information for accumulation units outstanding for contracts with the highest total variable account expenses and contracts with the lowest total variable account expenses available on December 31, 2006. Should the total variable account expenses applicable to your contract fall between the maximum and minimum charges, AND you wish to see a copy of the Condensed Financial Information applicable to your contract, such information is contained in the SAI. You can obtain a copy of the SAI FREE OF CHARGE by:

calling:	(800) 525-6205
writing:	Transamerica Occidental Life Insurance Company

Attention: Customer Care Group

4333 Edgewood Road NE

Cedar Rapids, IA 52499-0001

Subaccount	Year	2.50%
		Beginning AUV		Ending AUV		# Units
Transamerica Equity – Initial Class Sub-Account inception May 1, 1998	2006 2005 2004 2003	$ $ $ $	1.548751 1.362102 1.205665 1.000000	$ $ $ $	1.642755 1.548751 1.362102 1.205665	0.000 0.000 0.000 0.000
Appreciation Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.205500 1.186683 1.160764 1.000000	$ $ $ $	1.366803 1.205500 1.186683 1.160764	0.000 0.000 0.000 0.000
Developing Leaders Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.413529 1.372503 1.266961 1.000000	$ $ $ $	1.427691 1.413529 1.372503 1.266961	0.000 0.000 0.000 0.000
Growth and Income Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.255088 1.246372 1.191613 1.000000	$ $ $ $	1.399814 1.255088 1.246372 1.191613	0.000 0.000 0.000 0.000
International Equity Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.833214 1.641669 1.354955 1.000000	$ $ $ $	2.201016 1.833214 1.641669 1.354955	0.000 0.000 0.000 0.000
International Value Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.746545 1.602717 1.370969 1.000000	$ $ $ $	2.085516 1.746545 1.602717 1.370969	0.000 0.000 0.000 0.000
Quality Bond Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.004393 1.006681 1.001382 1.000000	$ $ $ $	1.018191 1.004393 1.006681 1.001382	0.000 0.000 0.000 0.000
Money Market Portfolio – Initial Class Sub-Account inception January 4, 1993	2006 2005 2004 2003	$ $ $ $	0.972772 0.971215 0.987637 1.000000	$ $ $ $	0.992672 0.972772 0.971215 0.987637	0.000 0.000 0.000 0.000
Dreyfus Stock Index Fund, Inc. – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.320501 1.295964 1.203814 1.000000	$ $ $ $	1.484296 1.320501 1.295964 1.203814	0.000 0.000 0.000 0.000
The Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.237124 1.226842 1.187097 1.000000	$ $ $ $	1.315139 1.237124 1.226842 1.187097	0.000 0.000 0.000 0.000

47

Subaccount	Year	2.50% (continued)
		Beginning AUV		Ending AUV		# Units
Core Value Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.370792 1.334826 1.227797 1.000000	$ $ $ $	1.620485 1.370792 1.334826 1.227797	0.000 0.000 0.000 0.000
MidCap Stock Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.482349 1.394676 1.251541 1.000000	$ $ $ $	1.557298 1.482349 1.394676 1.251541	0.000 0.000 0.000 0.000
Technology Growth Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.313126 1.300592 1.330119 1.000000	$ $ $ $	1.332880 1.313126 1.300592 1.330119	0.000 0.000 0.000 0.000

Subaccount	Year	1.30%
		Beginning AUV		Ending AUV		# Units
Transamerica Equity – Initial Class Sub-Account inception May 1, 1998	2006 2005 2004 2003 2002	$ $ $ $ $	1.436101 1.248282 1.091940 0.842931 1.000000	$ $ $ $ $	1.541267 1.436101 1.248282 1.091940 0.842931	113,676.706 72,960.000 47,357.000 43,548.632 55,649.635
Appreciation Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.061961 1.033187 0.998754 0.837329 1.000000	$ $ $ $ $	1.218288 1.061961 1.033187 0.998754 0.837329	2,695,398.530 3,041,573.000 3,211,030.000 3,442,054.087 1,152,464.949
Developing Leaders Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.109241 1.064476 0.971085 0.748900 1.000000	$ $ $ $ $	1.133591 1.109241 1.064476 0.971085 0.748900	601,316.426 671,516.000 662,380.000 597,001.992 265,683.254
Growth and Income Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.050136 1.030669 0.973826 0.780676 1.000000	$ $ $ $ $	1.185061 1.050136 1.030669 0.973826 0.780676	451,803.920 566,172.000 576,194.000 666,792.985 480,758.647
International Equity Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.564621 1.384779 1.129519 0.802572 1.000000	$ $ $ $ $	1.900731 1.564621 1.384779 1.129519 0.802572	188,094.544 154,923.000 134,601.000 154,826.113 62,516.133
International Value Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.406073 1.275222 1.078034 0.801301 1.000000	$ $ $ $ $	1.698797 1.406073 1.275222 1.078034 0.801301	386,132.186 403,033.000 392,995.000 432,606.442 197,462.003
Quality Bond Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.109887 1.099429 1.080807 1.044870 1.000000	$ $ $ $ $	1.138430 1.109887 1.099429 1.080807 1.044870	3,616,035.980 4,195,283.000 4,757,185.000 5,082,325.772 1,960,946.036
Money Market Portfolio – Initial Class Sub-Account inception January 4, 1993	2006 2005 2004 2003 2002	$ $ $ $ $	1.0027640 0.989478 0.994396 1.000352 1.000000	$ $ $ $ $	1.035356 1.0027640 0.989478 0.994396 1.000352	758,300.759 523,734.000 518,366.000 818,219.148 385,823.081
Dreyfus Stock Index Fund, Inc. – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.149142 1.114620 1.023219 0.809430 1.000000	$ $ $ $ $	1.306942 1.149142 1.114620 1.023219 0.809430	2,708,040.028 2,723,433.000 2,767,334.000 2,406,711.640 871,193.095

48

Subaccount	Year	1.30% (continued)
		Beginning AUV		Ending AUV		# Units
The Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	0.998515 0.978656 0.935828 0.753859 1.000000	$ $ $ $ $	1.074032 0.998515 0.978656 0.935828 0.753859	159,276.298 157,734.000 232,538.000 215,521.606 95,486.763
Core Value Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.152258 1.108933 1.008051 0.796894 1.000000	$ $ $ $ $	1.378233 1.152258 1.108933 1.008051 0.796894	1,792,437.255 2,073,521.000 2,195,500.000 2,193,220.004 983,770.185
MidCap Stock Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.264968 1.176271 1.043162 0.803700 1.000000	$ $ $ $ $	1.344626 1.264968 1.176271 1.043162 0.803700	873,328.659 992,114.000 1,028,138.000 912,997.391 535,717.020
Technology Growth Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.059442 1.037076 1.048150 0.704948 1.000000	$ $ $ $ $	1.088089 1.059442 1.037076 1.048150 0.704948	136,396.712 220,934.000 262,023.000 172,388.483 93,573.701

[THIS SPACE INTENTIONALLY LEFT BLANK.]

49

APPENDIX B

CONTRACT VARIATIONS

The dates shown below are the approximate first issue dates of the various versions of the contract. These dates will vary by state in many cases. This Appendix describes certain of the more significant differences in features of the various versions of the contract. There may be additional variations. Please see your actual contract and any attachments for determining your specific coverage.

Contract Form/Endorsement	Approximate First Issue Date
GNC-33-194 (Contract Form)	January 1993
AV696 101 145 901 (Contract Form)	May 1, 2002
RGMI 16 1101 (GMIB Rider)	May 1, 2002
RTP 3 401 (Additional Death Benefit Rider)	May 1, 2002

Product Feature	GNC-33-194	AV696 101 145 901, RGMI 16 1101, RTP 3 401
Excess Interest Adjustment	Yes	Yes

Guaranteed Minimum Death Benefit Option(s)	Greater of 5% Annually Compounding through age 85 Death Benefit or Annual Step-Up through age 85 Death Benefit (with a cap of 200%)	Greater of 6% Annually Compounding through age 80 Death Benefit or Monthly Step-Up through age 80 Death Benefit and Return of Premium

Guaranteed Period Options (available in the fixed account)	1, 3, 5 and seven guaranteed periods available.	1, 3, 5 and seven guaranteed periods available.

Minimum effective annual interest rate applicable to the fixed account	3%	2%

Asset Rebalancing	Yes	Yes

Death Proceeds	Greatest of (1) the account value; or (2) the guaranteed minimum death benefit, plus additional purchase payments received, less any partial withdrawals and any applicable premium taxes from the date of death to the date of payment of the death proceeds.	Greatest of (1) the account value; (2) cash value; or (3) guaranteed minimum death benefit, plus purchase payments, less gross partial surrenders from the date of death to the date the death benefit is paid.

Distribution Financing Charge	N/A	N/A

Is Mortality & Expense Risk Fee different after the annuity date?	No	Yes

Dollar Cost Averaging Fixed Account Option	Yes	Yes

Service Charge	Assessed at the end of each contract year before the annuity date and at the time of surrender; Waived if the account value exceeds $50,000 on the last business day of the contract year or at the time of surrender. This service charge is deducted pro-rate from each investment choice.	An annual service charge of $35 (but not more than 2% of the account value) is charged on each contract anniversary and at surrender. The service charge is waived if your account value or the sum of your purchase payments, less all partial surrenders, is at least $50,000.

Nursing Care and Terminal Condition Withdrawal Option	Yes	Yes

Unemployment Waiver	No	Yes

Guaranteed Minimum Income Benefit	Yes	Yes

Additional Death Benefit Rider	Yes	Yes

Liquidity Rider	No	Yes

Premium Accelerator	No	Yes

50

DREYFUS/TRANSAMERICA TRIPLE ADVANTAGE® VARIABLE ANNUITY

Issued by

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

Supplement Dated May 1, 2007

to the

Prospectus dated May 1, 2007

Effective immediately, we will not accept any purchase payment that is allocated to the fixed account in excess of $5,000, except the dollar cost averaging fixed account option. We also will not accept any purchase payment or transfer that would result in the account value in the fixed account exceeding $5,000, except the dollar cost averaging fixed account option.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Dreyfus/Transamerica Triple Advantage® Variable Annuity dated May 1, 2007

STATEMENT OF ADDITIONAL INFORMATION

DREYFUS/TRANSAMERICA TRIPLE ADVANTAGE®

VARIABLE ANNUITY

Issued through

SEPARATE ACCOUNT VA-2L

Offered by

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

This statement of additional information expands upon subjects discussed in the current prospectus for the Dreyfus/Transamerica Triple Advantage® Variable Annuity offered by Transamerica Occidental Life Insurance Company. You may obtain a copy of the prospectus dated May 1, 2007 by calling 1-800-525-6205, or by writing to Transamerica Occidental Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001. The prospectus sets forth information that a prospective investor should know before investing in a contract. Terms used in the current prospectus for the contract are incorporated in this Statement of Additional Information. Transamerica Occidental Life Insurance Company will not accept purchase payments for new contracts.

This Statement of Additional Information (SAI) is not a prospectus and should be read only in conjunction with the prospectuses for the contract and the underlying fund portfolios.

Dated: May 1, 2007

2

GLOSSARY OF TERMS

Account Value—On or before the annuity date, the account value is equal to the owner’s:

•	purchase payments; minus

•	partial surrenders (including the net effect any applicable excess interest adjustments and/or surrender charges on such surrenders); plus

•	interest credited in the fixed account; plus

•	accumulated gains in the variable account; minus

•	accumulated losses in the variable account; minus

•	service charges, premium taxes, rider fees, transfer fees, and any other charges, if any.

Adjusted Account Value—An amount equal to the account value increased or decreased by any excess interest adjustments.

Administrative and Service Office—Transamerica Occidental Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499-0001.

Annuitant—The person during whose life any annuity payments involving life contingencies will continue.

Annuity Date—The date upon which annuity payments are to commence. This date may be any date at least thirty days after the contract date and may not be later than the last day of the contract month following the month after the annuitant attains age 85, except as expressly allowed by Transamerica. In no event will this date be later than the last day of the month following the month in which the annuitant attains age 95.

Annuity Payment—An amount paid by Transamerica at regular intervals after the annuity date to the annuitant and/or any other payee specified by the owner. It may be on a variable or fixed basis.

Beneficiary—The person who has the right to the death benefit as set forth in the contract.

Business Day—A day when the New York Stock Exchange is open for business.

Cash Value— The adjusted account value less any applicable surrender charge and any rider fees (imposed upon surrender).

Code—The Internal Revenue Code of 1986, as amended.

Contract Year—A contract year begins on the policy date and on each contract anniversary thereof.

Enrollment form—A written application, order form, or any other information received electronically or otherwise upon which the contract is issued and/or is reflected on the data or specifications page.

Excess Interest Adjustment—A positive or negative adjustment to amounts surrendered (both partial and full surrenders and transfers) applied to the annuity payment options from the fixed account guaranteed period options prior to the end of the guaranteed period. The adjustment reflects changes in the interest rates declared by Transamerica since the date any payment was received by (or an amount was transferred to) the guaranteed period option. The excess interest adjustment can either decrease or increase the amount to be received by the owner upon surrender (either full or partial) or commencement of annuity payments, depending upon whether there has been an increase or decrease in interest rates, respectively.

Fixed Account—One or more investment choices under the contract that are part of Transamerica’s general assets and which are not in the variable account.

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Guaranteed Period Options—The various guaranteed interest rate periods of the fixed account, which Transamerica may offer, into which purchase payments may be paid or amounts may be transferred.

Nonqualified Contract—A contract other than a qualified contract.

Owner (You)— The person who may exercise all rights and privileges under the contract. The owner during the lifetime of the annuitant and prior to the annuity date is the person designated as the owner or a successor owner in the information that we require to issue a contract.

Purchase Payment—An amount paid to Transamerica by the owner or on the owner’s behalf as consideration for the benefits provided by the contract.

Qualified Contract—A contract issued in connection with retirement plans that qualify for special federal income tax treatment under the Code.

Service Charge—An annual charge on each contract anniversary (and a charge at the time of surrender during any contract year) for contract maintenance and related administrative expenses. This annual charge is $35, but will not exceed 2% of the account value.

Subaccount—A subdivision within the variable account, the assets of which are invested in a specified underlying fund.

Surrender Charge—A percentage of each purchase payment depending upon the length of time from the date of each purchase payment. The surrender charge is assessed on full or partial surrenders from the contract. The surrender charge may also be referred to as a “contingent deferred sales charge.”

Variable Account—Separate Account VA-2L, a separate account established and registered as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”), as amended, to which purchase payments under the contracts may be allocated.

Variable Accumulation Unit—An accounting unit of measure used to determine the account value in the variable account before the annuity date.

Variable Annuity Payments—Payments made pursuant to an annuity payment option which fluctuate as to dollar amount or payment term in relation to the investment performance of the specified subaccounts within the variable account.

Variable Annuity Unit—An accounting unit of measure used in the calculation of the amount of the second and each subsequent variable annuity payment.

Valuation Period—The period of time from the close of business on a valuation day (typically 4:00 p.m. Eastern time) to the close of business on the next valuation day.

Written Notice—Written notice, signed by the owner, that gives Transamerica the information it requires and is received at the administrative and service office. For some transactions, Transamerica may accept an electronic notice such as telephone instructions. Such electronic notice must meet the requirements Transamerica establishes for such notices.

4

In order to supplement the description in the prospectus, the following provides additional information about Transamerica and the contract, which may be of interest to a prospective purchaser.

THE CONTRACT—GENERAL PROVISIONS

Owner

The contract belongs to the owner upon issuance of the contract after completion of an enrollment form and delivery of the initial purchase payment. While the annuitant is living, the owner may: (1) assign the contract; (2) surrender the contract; (3) amend or modify the contract with Transamerica’s consent; (4) receive annuity payments or name a payee to receive the payments; and (5) exercise, receive and enjoy every other right and benefit contained in the contract. The exercise of these rights may be subject to the consent of any assignee or irrevocable beneficiary; and of your spouse in a community or marital property state.

Unless Transamerica has been notified of a community or marital property interest in the contract, it will rely on its good faith belief that no such interest exists and will assume no responsibility for inquiry.

Note carefully. If the owner predeceases the annuitant and no joint owner, primary beneficiary or contingent beneficiary is alive or in existence on the date of death, the owner’s estate will become the new owner. If no probate estate is opened because the owner has precluded the opening of a probate estate by means of a trust or other instrument, that trust may not exercise ownership rights to the contract. It may be necessary to open a probate estate in order to exercise ownership rights to the contract.

The owner may change the ownership of the contract in a written notice. When this change takes effect, all rights of ownership in the contract will pass to the new owner. A change of ownership may have tax consequences.

When there is a change of owner or successor owner, the change will not be effective until it is recorded in our records. Once recorded, it will take effect as of the date the owner signs the written notice, subject to any payment Transamerica has made or action Transamerica has taken before recording the change. Changing the owner or naming a new successor owner cancels any prior choice of successor owner, but does not change the designation of the beneficiary or the annuitant.

If ownership is transferred (except to the owner’s spouse) because the owner dies before the annuitant, the cash value generally must be distributed to the successor owner within five years of the owner’s death, or payments must be made for a period certain or for the successor owner’s lifetime so long as any period certain does not exceed that successor owner’s life expectancy, if the first payment begins within one year of your death.

Entire Contract

The contract, any endorsements or riders thereon, the enrollment form, or information provided in lieu thereof, constitute the entire contract between Transamerica and the owner. All statements in the enrollment form are representations and not warranties. No statement will cause the contract to be void or to be used in defense of a claim unless contained in the enrollment form or information provided in lieu thereof.

5

Misstatement of Age or Sex

If the age or sex of the annuitant or owner has been misstated, Transamerica will change the annuity benefit payable to that which the purchase payments would have purchased for the correct age or sex. The dollar amount of any underpayment made by Transamerica shall be paid in full with the next payment due such person or the beneficiary. The dollar amount of any overpayment made by Transamerica due to any misstatement shall be deducted from payments subsequently accruing to such person or beneficiary. Any underpayment or overpayment will include interest at 5% per year, from the date of the wrong payment to the date of the adjustment. The age of the annuitant or owner may be established at any time by the submission of proof satisfactory to Transamerica.

Addition, Deletion, or Substitution of Investments

Transamerica cannot and does not guarantee that any of the subaccounts will always be available for purchase payments, allocations, or transfers. Transamerica retains the right, subject to any applicable law, to make certain changes in the variable account and its investments. Transamerica reserves the right to eliminate the shares of any portfolio held by a subaccount2 and to substitute shares of another underlying fund portfolios, or of another registered open-end management investment company for the shares of any portfolio, if the shares of the portfolio are no longer available for investment or if, in Transamerica’s judgment, investment in any portfolio would be inappropriate in view of the purposes of the variable account. To the extent required by the 1940 Act, as amended, substitutions of shares attributable to your interest in a subaccount will not be made without prior notice to you and the prior approval of the Securities and Exchange Commission (“SEC”). Nothing contained herein shall prevent the variable account from purchasing other securities for other series or classes of variable annuity contracts, or from affecting an exchange between series or classes of variable annuity contracts on the basis of your requests.

New subaccounts may be established when, in the sole discretion of Transamerica, marketing, tax, investment or other conditions warrant. Any new subaccounts may be made available to existing owners on a basis to be determined by Transamerica. Each additional subaccount will purchase shares in a mutual fund portfolio, or other investment vehicle. Transamerica may also eliminate one or more subaccounts if, in its sole discretion, marketing, tax, investment or other conditions warrant such change. In the event any subaccount is eliminated, Transamerica will notify you and request a reallocation of the amounts invested in the eliminated subaccount. If no such reallocation is provided by you, Transamerica will reinvest the amounts in the subaccount that invests in the Money Market Portfolio (or in a similar portfolio of money market instruments), in another subaccount, or in the fixed account, if appropriate.

Similarly, Transamerica will close a subaccount to new investment (either transfers or premium payments) if the corresponding portfolio closes to new investments. Any amounts that would otherwise be invested in a closed subaccount (for premium allocations, portfolio rebalancing, dollar cost averaging, automatic checking account or payroll deductions for period premiums, etc.) will, if you do not provide instructions for a new allocation, be invested in the subaccount that invests in the Money Market Portfolio (or in a similar portfolio of money market instruments). If a portfolio of money market instruments is unavailable, Transamerica will reinvest the amounts in another subaccount, or in the fixed account, if appropriate.

In the event of any such substitution or change, Transamerica may, by appropriate endorsement, make such changes in the contracts as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the contracts, the separate account may be (i) operated as a management company under the 1940 Act or any other form permitted by law, (ii) deregistered under the 1940 Act in the event such registration is no longer required or (iii) combined with one or more other separate accounts. To the

6

extent permitted by applicable law, Transamerica also may (1) transfer the assets of the separate account associated with the contracts to another account or accounts, (2) restrict or eliminate any voting rights of owners or other persons who have voting rights as to the separate account, (3) create new separate accounts, (4) add new subaccounts to or remove existing subaccounts from the separate account, or combine subaccounts, or (5) add new underlying fund portfolios, or substitute a new fund for an existing fund.

Excess Interest Adjustment

Money that you surrender, transfer out of, or apply to an annuity payment option, from a guaranteed period option of the fixed account before the end of its guaranteed period (the number of years you specified the money would remain in the guaranteed period option) may be subject to an excess interest adjustment. At the time you request a surrender, if interest rates set by Transamerica have risen since the date of the initial guarantee, the excess interest adjustment will result in a lower cash value. However, if interest rates have fallen since the date of the initial guarantee, the excess interest adjustment will result in a higher cash value.

Excess interest adjustments will not reduce the adjusted account value for a guaranteed period option below the purchase payments and transfers to that guaranteed period option, less any prior partial surrenders and transfers from the guaranteed period option, plus interest at the contract’s minimum guaranteed effective annual interest rate. This is referred to as the excess interest adjustment floor.

The formula that will be used to determine the excess interest adjustment is:

S* (G-C)* (M/12)

S	=	Gross amount being surrendered that is subject to the excess interest adjustment

G	=	Guaranteed interest rate in effect for the contract

C	=	Current guaranteed interest rate then being offered on new purchase payments for the next longer option period than “M”. If this contract form or such an option period is no longer offered, “C” will be the U.S. Treasury rate for the next longer maturity (in whole years) than “M” on the 25th day of the previous calendar month, plus up to 2%.

M	=	Number of months remaining in the current option period, rounded up to the next higher whole number of months.

*	=	multiplication

^	=	exponentiation

[THIS SPACE INTENTIONALLY LEFT BLANK]

7

Example 1 (Full Surrender, rates increase by 3%):

Single purchase payment:	$50,000.00
Guarantee period:	5 Years
Guarantee rate:	5.50% per annum
Surrender:	Middle of annuity year 2
Account value at middle of annuity year 2	= 50,000.00 * (1.055) ^ 1.5 = 54,181.21
Cumulative Earnings	= 54,181.21 – 50,000.00 = 4,181.21
10% of Purchase Payments	= 50,000.00 * .10 = 5,000.00
Surrender charge free amount at middle of annuity year 2	= 5,000.00
Excess interest adjustment free amount	= 4,181.21
Amount subject to excess interest adjustment	= 54,181.21 – 4,181.21 = 50,000.00
Excess interest adjustment floor	= 50,000.00 * (1.02) ^ 1.5 = 51,507.48
Excess interest adjustment
G = .055
C = .085
M = 42
Excess interest adjustment	= S* (G-C)* (M/12)
= 50,000.00 * (.055-.085) * (42/12)

= -5,250.00, but excess interest adjustment

cannot cause the adjusted account value to fall

below the excess interest adjustment floor, so the adjustment is limited to 51,507.48 - 54,181.21 = -2,673.73

Adjusted account value	= account value + excess interest adjustment = 54,181.21 + (-2,673.73) = 51,507.48
Portion of surrender charge-free amount which is deducted from cumulative earnings	= cumulative earnings = 4,181.21
Portion of surrender charge-free amount which is deducted from purchase payments	= 5,000 – 4,181.21 = 818.79
Surrender charges	= (50,000.00 – 818.79)* .07 = 3,442.68
Net surrender value at middle of contract year 2	= 51,507.48 – 3,442.68 = 48,064.80
Net surrender value minimum	= 90% x 50,000 x 1.03 ^ (l.5) = 47,040.11
The net surrender value of $48,064.80 is greater than the minimum of $47,040.11

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8

Example 2 (Full Surrender, rates decrease by 1%):

Single purchase payment:	$50,000.00
Guarantee period:	5 Years
Guarantee rate:	5.50% per annum
Surrender:	Middle of contract year 2
Account value at middle of contract year 2
Cumulative Earnings	= 54,181.21 – 50,000.00 = 4,181.21
10% of Purchase Payments	= 50,000.00 * .10 = 5,000.00
Surrender charge free amount at middle of contract year 2	= 5,000.00
Excess interest adjustment free amount	= 4,181.21
Amount subject to excess interest adjustment	= 54,181.21 – 4,181.21 = 50,000.00
Excess interest adjustment floor	= 50,000.00 * (1.02) ^ 1.5 = 51,507.48
Excess interest adjustment
G = .055
C = .045
M = 42
Excess interest adjustment	= S* (G-C)* (M/12)
= 50,000.00 * (.055-.045) * (42/12) = 1,750.00
Adjusted account value	= 54,181.21 + 1,750.00 = 55,931.21
Portion of surrender charge-free amount which is deducted from cumulative earnings	= cumulative earnings = 4,181.21
Portion of surrender charge-free amount which is deducted from purchase payments	= 5,000.00 – 4,181.21 = 818.79
Surrender charges	= (50,000.00 – 818.79) * .07 = 3,442.68
Net surrender value at middle of contract year 2	= 55,931.21 - 3,442.68 = 52,488.53
Net surrender value minimum	= 90% x 50,000 x 1.03 ^ (l.5) = 47,040.11
The net surrender value of 52,448.53 is greater than the minimum of 47,040.11

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9

On a partial surrender, Transamerica will pay the owner the full amount of surrender requested (as long as the account value is sufficient). Amounts surrendered will reduce the account value by an amount equal to:

R - E + SC

R	=	the requested partial surrender;
E	=	the excess interest adjustment; and
SC	=	the surrender charges on (EPW - E); where
EPW	=	the excess partial surrender amount.

Example 3 (Partial Surrender, rates increase by 1%):

Single purchase payment:	$50,000.00
Guarantee period:	5 Years
Guarantee rate:	5.50% per annum
Partial surrender:	$20,000 (requested withdrawal amount after penalties); middle of contract year 2
Account value at middle of contract year 2	= 50,000.00 * (1.055) ^ 1.5 = 54,181.21
Cumulative Earnings	= 54,181.21 – 50,000.00 = 4,181.21
10% of Purchase Payments	= 50,000.00 * .10 = 5,000.00
Surrender charge free amount at middle of contract year 2	= 5,000.00
Excess interest adjustment free amount	= 4,181.21
Excess interest adjustment/surrender charge
S = 20,000 – 4,181.21 = 15,818.79
G = .055
C = .065
M = 42
E = 15,818.79 * (.055 - .065) * (42/12) = -553.66
EPW = 20,000.00 - 5,000.00 = 15,000.00

To receive the full $20,000 partial surrender amount, we must “gross-up” the EPW amount to account for the surrender charges to be deducted. This is done by dividing the EPW by (1 – surrender charge),

New EPW = 15,000/(1 – .07) = 16,129.03

SC = .07 * (16,129.03 - (-553.66)) = 1,167.79
Remaining account value at middle of contract year 2	= 54,181.21 - (R - E + surrender charge)
= 54,181.21 - (20,000.00 - (-553.66) + 1,167.79) = 32,459.76

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Example 4 (Partial Surrender, rates decrease by 1%):

Single purchase payment:	$50,000.00
Guarantee period:	5 Years
Guarantee rate:	5.50% per annum
Partial surrender:	$20,000; middle of contract year 2
Account value at middle of contract year 2	= 50,000.00 * (1.055) ^ 1.5 = 54,181.21
Cumulative Earnings	= 54,181.21 – 50,000.00 = 4,181.21
10% of Purchase Payments	= 50,000.00 * .10 = 5,000.00
Surrender charge free amount at middle of contract year 2	= 5,000.00
Excess interest adjustment free amount	= 4,181.21
Excess interest adjustment/surrender charge
S = 20,000 – 4,181.21 = 15,818.79
G = .055
C = .045
M = 42
E = 15,818.79 * (.055 - .045)* (42/12) = 553.66
EPW = 20,000.00 - 5,000.00 = 15,000.00

To receive the full $20,000 partial surrender amount, we must “gross-up” the EPW amount to account for the surrender charges to be deducted. This is done by dividing the EPW by (1 – surrender charge).

New EPW = 15,000/(1 - .07) = 16,129.03

SC = .07 * (16,129.03 – 553.66) = 1,090.28
Remaining account value at middle of contract year 2	= 54,181.21 - (R - E + surrender charge)
= 54,181.21 - (20,000.00 – 553.66 + 1,090.28) = 33,644.59

Reallocation of Variable Annuity Units After the Annuity Date

After the annuity date, you may reallocate the value of a designated number of variable annuity units of a subaccount then credited to a contract into an equal value of variable annuity units of one or more other subaccounts or the fixed account. The reallocation shall be based on the relative value of the variable annuity units of the account(s) or subaccount(s) at the end of the business day on the next payment date. The minimum amount which may be reallocated is the lesser of (1) $10 of monthly income or (2) the entire monthly income of the variable annuity units in the account or subaccount from which the transfer is being made. If the monthly income of the variable annuity units remaining in an account or subaccount after a reallocation is less than $10, Transamerica reserves the right to include the value of those variable annuity units as part of the transfer. The request must be in writing to Transamerica’s administrative and service office. There is no charge assessed in connection with such reallocation. A reallocation of variable annuity units may be made up to four times in any given contract year.

After the annuity date, no transfers may be made from the fixed account to the variable account.

Annuity Payment Options

Note: Portions of the following discussion do not apply to annuity payments under the Initial Payment Guarantee. See the “Stabilized Payments” section of this SAI.

During the lifetime of the annuitant and prior to the annuity date, the owner may choose an annuity payment option or change the election, but notice of any election or change of election must be received by Transamerica at its

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administrative and service office at least thirty (30) days prior to the annuity date (elections less than 30 days require prior approval). If no election is made prior to the annuity date, annuity payments will be made using (i) life income with level payments for 10 years certain, using the existing adjusted account value of the fixed account, or (ii) life income with variable payments for 10 years, certain using the existing account value of the variable account, or (iii) a combination of (i) and (ii).

The person who elects an annuity payment option can also name one or more successor payees to receive any unpaid amount Transamerica has at the death of a payee. Naming these payees cancels any prior choice of a successor payee.

A payee who did not elect the annuity payment option does not have the right to advance or assign payments, take the payments in one sum, or make any other change. However, the payee may be given the right to do one or more of these things if the person who elects the option tells Transamerica in writing and Transamerica agrees.

Variable Payment Options. The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the contract. For annuity payments the tables are based on a 5% effective annual Assumed Investment Return and the “2000 Table”, using an assumed annuity date of 2005 (static projection to this point) with dynamic projection using scale G from that point (100% of G for male, 50% of G for females). The dollar amount of additional variable annuity payments will vary based on the investment performance of the subaccount(s) of the variable account selected by the annuitant or beneficiary.

Determination of the First Variable Payment. The amount of the first variable payment depends upon the sex (if consideration of sex is allowed under state law) and adjusted age of the annuitant. For regular annuity payments, the adjusted age is the annuitant’s actual age nearest birthday, on the annuity date, adjusted as follows:

Annuity Commencement Date	Adjusted Age
Before 2010	Actual Age
2010-2019	Actual Age minus 1
2020-2026	Actual Age minus 2
2027-2033	Actual Age minus 3
2034-2040	Actual Age minus 4
After 2040	As determined by Transamerica

This adjustment assumes an increase in life expectancy, and therefore it results in lower payments than without such an adjustment.

Determination of Additional Variable Payments. All variable annuity payments other than the first are calculated using variable annuity units which are credited to the contract. The number of variable annuity units to be credited in respect of a particular subaccount is determined by dividing that portion of the first variable annuity payment attributable to that subaccount by the variable annuity unit value of that subaccount on the annuity date. The number of variable annuity units of each particular subaccount credited to the contract then remains fixed, assuming no transfers to or from that subaccount occur. The dollar value of variable annuity units in the chosen subaccount will increase or decrease reflecting the investment experience of the chosen subaccount. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, and is equal to the sum of the amounts determined by multiplying the number of variable annuity units of each particular subaccount credited to the contract by the variable annuity unit value for the particular subaccount on the date the payment is made.

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Death Benefit

Adjusted Partial Surrender. The amount of your guaranteed minimum death benefit is reduced due to a partial surrender by an amount called the adjusted partial surrender. The reduction amount depends on the relationship between your guaranteed minimum death proceeds and account value. The adjusted partial surrender is equal to (1) multiplied by (2), where:

(1)	is the amount of the gross partial surrender;

(2)	is the adjustment factor = current death benefit prior to the surrender divided by the account value prior to the surrender.

The following examples describe the effect of a surrender on the guaranteed minimum death benefit and account value.

Example 1

(Assumed Facts for Example)

$75,000	current guaranteed minimum death benefit before surrender
$50,000	current account value before surrender
$75,000	current death proceeds
6%	current surrender charge percentage
$15,000	Requested surrender
$ 5,000	Surrender charge-free amount (assumes penalty free surrender is available)
$10,000	excess partial surrender (amount subject to surrender charge)
$ 100	excess interest adjustment (assumes interest rates have decreased since initial guarantee)
$ 594	Surrender charge on (excess partial surrender less excess interest adjustment) = 0.06* (10,000 - 100)
$10,494	Reduction in account value due to excess partial surrender = 10,000 - 100 + 594
$15,494	Total Gross Partial Surrender = 5,000 + 10,494
$23,241	adjusted partial surrender = 15,494 * (75,000/50,000)
$51,759	New guaranteed minimum death benefit (after surrender) = 75,000 – 23,241
$34,506	New account value (after surrender) = 50,000 - 15,494

Summary:
Reduction in guaranteed minimum death benefit	= $	23,241
Reduction in account value	= $	15,494

Note, guaranteed minimum death benefit is reduced more than the account value because the guaranteed minimum death benefit was greater than the account value just prior to the surrender.

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Example 2

(Assumed Facts for Example)

$50,000	current guaranteed minimum death benefit before surrender
$75,000	current account value before surrender
$75,000	current death proceeds
6%	current surrender charge percentage
$15,000	requested surrender
$ 7,500	surrender charge-free amount (assumes penalty free surrender is available)
$ 7,500	excess partial surrender (amount subject to surrender charge)
$ -100	excess interest adjustment (assumes interest rates have increased since initial guarantee)
$ 456	surrender charge on (excess partial surrender less excess interest adjustment) = 0.06*[(7500 - (- 100)]
$ 8,056	reduction in account value due to excess partial surrender = 7500 - (- 100) + 456 = 7500 + 100 + 456
$15,556	Total Gross Partial Surrender = 7,500 + 8,056
$15,556	adjusted partial surrender = 15,556 * (75,000/75,000)
$34,444	New guaranteed minimum death benefit (after surrender) = 50,000 - 15,556
$59,444	New account value (after surrender) = 75,000 - 15,556

Summary:
Reduction in guaranteed minimum death benefit	= $	15,556
Reduction in account value	= $	15,556

Note, the guaranteed minimum death benefit and account value are reduced by the same amount because the account value was higher than the guaranteed minimum death benefit just prior to the surrender.

Due proof of death of the annuitant is proof that the annuitant died prior to the commencement of annuity payments. A certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, a written statement by the attending physician, or any other proof satisfactory to Transamerica will constitute due proof of death.

Upon receipt of this proof and an election of a method of settlement and return of the contract, the death benefit generally will be paid within seven days, or as soon thereafter as Transamerica has sufficient information about the beneficiary to make the payment. The beneficiary may receive the amount payable in a lump sum cash benefit, or, subject to any limitation under any state or federal law, rule, or regulation, under one of the annuity payment options described above, unless a settlement agreement is effective at the death of the owner preventing such election.

Beneficiary. The beneficiary designation in the enrollment form will remain in effect until changed. The owner may change the designated beneficiary by sending written notice to Transamerica. The beneficiary’s consent to such change is not required unless the beneficiary was irrevocably designated or law requires consent. (If an irrevocable beneficiary dies, the owner may then designate a new beneficiary.) The change will take effect as of the date the owner signs the written notice, whether or not the owner is living when the notice is received by Transamerica. Transamerica will not be liable for any payment made before the written notice is received. If more than one beneficiary is designated, and the owner fails to specify their interests, they will share equally. If upon the death of the annuitant there is a surviving owner(s), the surviving owner(s) automatically takes the place of any beneficiary designations.

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Death of Owner

Federal tax law requires that if any owner (including any joint owner or any successor owner who has become a current owner) dies before the annuity date, then the entire value of the contract must generally be distributed within five years of the date of death of such owner. Certain rules apply where (1) the spouse of the deceased owner is the sole beneficiary, (2) the owner is not a natural person and the primary annuitant dies or is changed, or (3) any owner dies after the annuity date. See “Certain Federal Income Tax Consequences” for more information about these rules. Other rules may apply to qualified contracts.

Assignment

During the lifetime of the annuitant you may assign any rights or benefits provided by the contract if your contract is a nonqualified contract. An assignment will not be binding on Transamerica until a copy has been filed at its administrative and service office. Your rights and benefits and those of the beneficiary are subject to the rights of the assignee. Transamerica assumes no responsibility for the validity or effect of any assignment. Any claim made under an assignment shall be subject to proof of interest and the extent of the assignment. An assignment may have tax consequences.

Unless you so direct by filing written notice with Transamerica, no beneficiary may assign any payments under the contract before they are due. To the extent permitted by law, no payments will be subject to the claims of any beneficiary’s creditors.

Ownership under qualified contracts is restricted to comply with the Code.

Evidence of Survival

Transamerica reserves the right to require satisfactory evidence that a person is alive if a payment is based on that person being alive. No payment will be made until Transamerica receives such evidence.

Non-Participating

The contract will not share in Transamerica’s surplus earnings; no dividends will be paid.

Amendments

No change in the contract is valid unless made in writing by Transamerica and approved by one of Transamerica’s officers. No registered representative has authority to change or waive any provision of the contract.

Transamerica reserves the right to amend the contracts to meet the requirements of the Code, regulations or published rulings. You can refuse such a change by giving written notice, but a refusal may result in adverse tax consequences.

Employee and Agent Purchases

The contract may be acquired by an employee or registered representative of any broker/dealer authorized to sell the contract or their immediate family, or by an officer, director, trustee or bona-fide full-time employee of Transamerica or its affiliated companies or their immediate family. In such a case, Transamerica may credit an amount equal to a

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percentage of each purchase payment to the contract due to lower acquisition costs Transamerica experiences on those purchases. Transamerica may offer certain employer sponsored savings plans, in its discretion reduced fees and charges including, but not limited to, the annual service charge, the surrender charges, the mortality and expense risk fee and the administrative charge for certain sales under circumstances which may result in savings of certain costs and expenses. In addition, there may be other circumstances of which Transamerica is not presently aware which could result in reduced sales or distribution expenses. Credits to the contract or reductions in these fees and charges will not be unfairly discriminatory against any owner.

Present Value of Future Variable Payments

The present value of future variable payments is calculated by taking (a) the supportable payment on the business day we receive the surrender request, multiplied by (b) the number of payments remaining, discounted using a rate equal to the AIR.

Stabilized Payments

If you have selected a payout feature that provides for stabilized payments (e.g., the Initial Payment Guarantee), please note that the stabilized payments remain level throughout each year and are adjusted on your contract anniversary. Without stabilized payments, each payment throughout the year would fluctuate based on the performance of your selected subaccounts. To reflect the difference in these payments we adjust (both increase and decrease as appropriate) the number of variable annuity units. The annuity units are adjusted when we calculate the supportable payment. Supportable payments are used in the calculation of surrender values, death benefits and transfers. On your contract anniversary we set the new stabilized payment equal to the current supportable payment. In the case of an increase in the number of variable annuity units, your participation in the future investment performance of the subaccounts will be increased since more variable annuity units are credited to you. Conversely, in the case of a reduction of the number of variable annuity units, your participation in the future investment performance of the subaccounts will be decreased because fewer variable annuity units are credited to you.

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The following table demonstrates, on a purely hypothetical basis, the changes in the number of variable annuity units. The changes in the variable annuity unit values reflect the investment performance of the applicable subaccounts as well as the separate account charge.

Hypothetical Changes in Variable Annuity Units with Stabilized Payments

AIR			5.00%
Life & 10 Year Certain
Male aged 65
First Variable Payment			$500
		Beginning Annuity Units	Annuity Unit Values	Monthly Payment Without Stabilization	Monthly Stabilized Payment	Adjustments in Annuity Units	Cumulative Adjusted Annuity Units
At Issue:	January 1	400.0000	1.250000	$500.00	$500.00	0.0000	400.0000
	February 1	400.0000	1.252005	$500.80	$500.00	0.0041	400.0041
	March 1	400.0000	1.252915	$501.17	$500.00	0.0059	400.0100
	April 1	400.0000	1.245595	$498.24	$500.00	(0.0089)	400.0011
	May 1	400.0000	1.244616	$497.85	$500.00	(0.0108)	399.9903
	June 1	400.0000	1.239469	$495.79	$500.00	(0.0212)	399.9691
	July 1	400.0000	1.244217	$497.69	$500.00	(0.0115)	399.9576
	August 1	400.0000	1.237483	$494.99	$500.00	(0.0249)	399.9327
	September 1	400.0000	1.242382	$496.95	$500.00	(0.0150)	399.9177
	October 1	400.0000	1.242382	$496.95	$500.00	(0.0149)	399.9027
	November 1	400.0000	1.249210	$499.68	$500.00	(0.0016)	399.9012
	December 1	400.0000	1.252106	$500.84	$500.00	0.0040	399.9052
	January 1	399.9052	1.255106	$501.92	$501.92	0.0000	399.9052

*	The total separate account expenses included in the calculations is 2.25% (2.25% is a hypothetical figure). If higher expenses were charged, the numbers would be lower.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following summary does not constitute tax advice. It is a general discussion of certain of the expected federal income tax consequences of investment in and distributions with respect to a contract, based on the Code, Regulations thereunder, judicial authority, and current administrative rulings and practice. This summary discusses only certain federal income tax consequences to “United States Persons,” and does not discuss state, local, or foreign tax consequences. United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships and trusts, or estates that are subject to United States federal income tax regardless of the source of their income.

Tax Status of the Contract

Diversification Requirements. Section 817(h) of the Code provides that in order for a non-qualified variable contract which is based on a segregated asset account to qualify as an annuity contract under the Code, the investments made by such account must be “adequately diversified” in accordance with Treasury Regulations. The Regulations issued under Section 817(h) (Treas. Reg. §1.817-5) apply a diversification requirement to each of the subaccounts. The separate account, through its underlying fund portfolios and their portfolios, intends to comply with the diversification requirements of the Regulations. We have entered into agreements with each underlying fund portfolio company that require the portfolios to be operated in compliance with the Regulations.

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Owner Control. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although there is little guidance in this area and published guidance does not address certain aspects of the contracts, we believe that the owner of a contract should not be treated as the owner of the underlying assets. We reserve the right to modify the contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the contracts from being treated as the owners of the underlying separate account assets.

Distribution Requirements. The Code requires that nonqualified contracts contain specific provisions for distribution of contract proceeds upon the death of any owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such contracts provide that if any owner dies on or after the annuity commencement date and before the entire interest in the contract has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owner’s death. If any owner dies before the annuity commencement date, the entire interest in the contract must generally be distributed within 5 years after such owner’s date of death or be used to provide payments to a designated beneficiary beginning within one year of such owner’s death and will be made for the life of the beneficiary or for a period not extending beyond the life expectancy of the beneficiary. However, if upon such owner’s death prior to the annuity commencement date, such owner’s surviving spouse becomes the sole new owner under the contract, then the contract may be continued with the surviving spouse as the new owner. Under the contract, the beneficiary is the person(s) designated by an owner/annuitant and the surviving joint owner is the beneficiary of an owner who is not the annuitant. If any owner is not a natural person, then for purposes of these distribution requirements, the primary annuitant shall be treated as an owner and any death or change of such primary annuitant shall be treated as the death of an owner. The nonqualified contracts contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the contracts satisfy all such Code requirements. The provisions contained in the contracts will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

The following discussion is based on the assumption that the contract qualifies as an annuity contract for federal income tax purposes.

Taxation of Annuities

In General. Code Section 72 governs taxation of annuities in general. We believe that an owner who is an individual will not be taxed on increases in the value of a contract until such amounts are surrendered or distributed. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the account value, and in the case of a qualified contract, any portion of an interest in the plan, generally will be treated as a distribution. The taxable portion of a distribution is taxable as ordinary income.

Non-Natural Persons. Pursuant to Section 72(u) of the Code, a nonqualified contract held by a taxpayer other than a natural person generally will not be treated as an annuity contract under the Code; accordingly, an owner who is not a natural person will recognize as ordinary income for a taxable year the excess, if any, of the account value over the “investment in the contract”. There are some exceptions to this rule and a prospective purchaser of the contract that is not a natural person should discuss these with a competent tax adviser.

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Withholding. The portion of any distribution under a contract that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld. Election forms will be provided at the time distributions are requested or made. For certain qualified contracts, the withholding rate varies according to the type of distribution and the owner’s tax status. For qualified contracts taxable, “eligible rollover distributions” from Section 401(a) plans, Section 403(a) annuities, Section 403(b) tax-sheltered annuities, and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or an employee’s spouse or former spouse as beneficiary or alternate payee) from such a plan, other than specified distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, if the owner chooses a “direct rollover” from the plan to another tax-qualified plan or IRA. Different withholding requirements may apply in the case of non-United States persons.

Qualified Contracts. The qualified contract is designed for use with several types of tax-qualified retirement plans. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified commencement and minimum distribution rules, and in other specified circumstances. Some retirement plans are subject to distribution and other requirements that are not incorporated into the contracts or our contract administration procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the contracts comply with applicable law.

For qualified plans under Section 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner (or plan participant) (i) reaches age 70  1/2 or (ii) retires, and must be made in a specified form or manner. If a participant in a Section 401(a) plan is a “5 percent owner” (as defined in the Code), or in the case of an IRA (other than a Roth IRA), distributions generally must begin no later than April 1 of the calendar year in which the owner (or plan participant) reaches age 70  1/2. Each owner is responsible for requesting distributions under the contract that satisfy applicable tax rules.

We may make available, as options under the policy, certain guaranteed minimum withdrawal and other optional benefits. The tax rules for qualified policies may limit the value of these optional benefits. Consult a qualified tax advisor before electing any of these benefits for a qualified policy.

We do not attempt to provide more than general information about use of the contract with the various types of retirement plans. Purchasers of contracts for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the contract.

Traditional Individual Retirement Annuities. In order to qualify as a traditional individual retirement annuity under Section 408(b) of the Code, a contract must satisfy certain conditions: (i) the owner must be the annuitant; (ii) the contract generally is not transferable by the owner, e.g., the owner may not designate a new owner, designate a contingent owner or assign the contract as collateral security; (iii) subject to special rules, the total purchase payments for any calendar year may not exceed the amount specified in the Code ($4,000 for 2007, $5,000 if age 50 or older), except in the case of a rollover amount or contribution under Section 402(c), 402(e)(6), 403(a)(4), 403(b)(8), 403(b)(10), 408(d)(3) or 457(e)(16) of the Code; (iv) annuity payments or partial surrenders must begin no later than April 1 of the calendar year following the calendar year in which the annuitant attains age 70  1/2; (v) an annuity payment option with a period

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certain that will guarantee annuity payments beyond the life expectancy of the annuitant and the beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the annuitant dies prior to the distribution of the account value; (vii) the entire interest of the owner is non-forfeitable; and (viii) the premiums must not be fixed. Contracts intended to qualify as traditional individual retirement annuities under Section 408(b) of the Code contain such provisions. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59  1/2 (unless certain exceptions apply) are subject to a 10% penalty tax.

The Internal Revenue Service has not reviewed the contract for qualification as an IRA and has not addressed in a ruling of general applicability whether the death benefit options and riders available with the contracts comport with IRA qualification requirements.

Roth Individual Retirement Annuities (Roth IRA). The Roth IRA, under Section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply to the rollover or conversion and to distributions attributable thereto. The Roth IRA is available to individuals with earned income and whose modified adjusted gross income is under $114,000 for single filers, $166,000 for married filing jointly, and $10,000 for married filing separately. Subject to special rules, the amount per individual that may be contributed to all IRAs (Roth and traditional) is the deductible amount specified in the Code ($4,000 for 2007, $5,000 if age 50 or older). Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when made 5 tax years after the first contribution to any Roth IRA of the individual, and made after attaining age 59  1/2, to pay for qualified first time homebuyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when made from earnings and may be subject to a penalty tax unless an exception applies. Unlike the traditional IRA, there are no minimum required distributions during the owner’s lifetime; however, required distributions at death are generally the same as for traditional IRAs.

Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes. The contract includes a death benefit that in some cases may exceed the greater of the purchase payments or the account value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under Section 403(b). Therefore, employers using the contract in connection with such plans should consult their tax adviser. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions, and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989. Distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59  1/2, severance from employment, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship. These rules may prevent the payment of guaranteed withdrawals under a guaranteed minimum withdrawal benefit prior to age 59  1/2.

Corporate Pension and Profit-Sharing Plans and H.R. 10 Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the contracts to accumulate retirement savings. Adverse tax consequences to the plan, the participant or both may result if the contract is assigned or transferred to any individual as a means to provide benefit payments. The contract includes a death benefit that in some cases may exceed the greater of the purchase payments or the account value. The death benefit could be

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characterized as an incidental benefit, the amount of which is limited in a pension or profit sharing plan. Therefore, employers using the contract in connection with such plans should consult their tax adviser.

Deferred Compensation Plans. Section 457 of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities, and certain affiliates of such entities, and tax exempt organizations. The contracts can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. For non-governmental Section 457 plans, all such investments, however, are owned by, and are subject to, the claims of the general creditors of the sponsoring employer. Depending on the terms of the particular plan, a non-government employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations. In general, all amounts received under a non-governmental Section 457 plan are taxable and are subject to federal income tax withholding as wages.

Taxation of the Company

The Company at present is taxed as a life insurance company under part I of Subchapter L of the Code. The separate account is treated as part of the Company and, accordingly, will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the separate account retained as part of the reserves under the contract. Based on this expectation, it is anticipated that no charges will be made against the separate account for federal income taxes. If, in future years, any federal income taxes are incurred by us with respect to the separate account, we may make a charge to that account.

INVESTMENT EXPERIENCE

A “net investment factor” is used to determine the value of variable accumulation units and variable annuity units, and to determine annuity payment rates.

Variable Accumulation Units

Allocations of a purchase payment directed to a subaccount are credited in the form of variable accumulation units. Each subaccount has a distinct variable accumulation unit value. The number of units credited is determined by dividing the purchase payment or amount transferred to the subaccount by the variable accumulation unit value of the subaccount as of the end of the valuation period during which the allocation is made. For each subaccount, the variable accumulation unit value for a given business day is based on the net asset value of a share of the corresponding portfolio of the underlying fund portfolios less any applicable charges or fees. The investment performance of the portfolios, expenses, and deductions of certain charges affect the value of a variable accumulation unit.

Upon allocation to the selected subaccount, purchase payments are converted into variable accumulation units of the subaccount. The number of variable accumulation units to be credited is determined by dividing the dollar amount allocated to each subaccount by the value of a variable accumulation unit for that subaccount as next determined after the purchase payment is received at the administrative and service office or, in the case of the initial purchase payment, when the enrollment form is completed, whichever is later. The value of a variable accumulation unit for each subaccount was arbitrarily established at $1 at the inception of each subaccount. Thereafter, the value of a variable accumulation unit is determined as of the close of trading on each day the New York Stock Exchange is open for business.

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An index (the “net investment factor”) which measures the investment performance of a subaccount during a valuation period, is used to determine the value of a variable accumulation unit for the next subsequent valuation period. The net investment factor may be greater or less than or equal to one; therefore, the value of a variable accumulation unit may increase, decrease, or remain the same from one valuation period to the next. You bear this investment risk. The net investment performance of a subaccount and deduction of certain charges affect the variable accumulation unit value.

The net investment factor for any subaccount for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net result of:

(1)	the net asset value per share of the shares held in the subaccount determined at the end of the current valuation period, plus

(2)	the per share amount of any dividend or capital gain distribution made with respect to the shares held in the subaccount if the ex-dividend date occurs during the current valuation period, plus or minus

(3)	a per share credit or charge for any taxes determined by Transamerica to have resulted during the valuation period from the investment operations of the subaccount;

(b)	is the net asset value per share of the shares held in the subaccount determined as of the end of the immediately preceding valuation period; and

(c)	is an amount representing the total variable account annual expenses and any optional benefit fees, if applicable.

Illustration of Variable Account Variable Accumulation Unit Value Calculations

(Assumes Double Enhanced Death Benefit)

Formula and Illustration for Determining the Net Investment Factor

Net Investment Factor =	(A + B-C) - E
D

Where: A =	The net asset value of an underlying fund portfolio share as of the end of the current valuation period.

	Assume	A = $11.57

B =	The per share amount of any dividend or capital gains distribution since the end of the immediately preceding valuation period.

	Assume	B = 0

C =	The per share charge or credit for any taxes reserved for at the end of the current valuation period.

	Assume	C = 0

D =	The net asset value of an underlying fund portfolio share at the end of the immediately preceding valuation period.

	Assume	D = $11.40

E =	The daily deduction for the mortality and expense risk fee and the administrative charge, and any optional benefit fees. Assume E totals 1.45% on an annual basis; On a daily basis, this equals .000039442.

Then, the net investment factor =	(11.57 + 0 -0)	- .000039442 = Z = 1.014872839
(11.40)

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Formula and Illustration for Determining Variable Accumulation Unit Value

Variable Accumulation Unit Value = A * B

Where: A =	The variable accumulation unit value for the immediately preceding valuation period.
	Assume	= $X

B =	The net investment factor for the current valuation period.
	Assume	= Y

Then, the variable accumulation unit value = $X * Y = $Z

Variable Annuity Unit Value and Annuity Payment Rates

The amount of variable annuity payments will vary with variable annuity unit values. Annuity unit values rise if the net investment performance of the subaccount exceeds the assumed investment return of 5% annually. Conversely, variable annuity unit values fall if the net investment performance of the subaccount is less than the assumed investment return. The value of a variable annuity unit in each subaccount was established at $1 on the date operations began for that subaccount. The value of a variable annuity unit on any subsequent business day is equal to (a) multiplied by (b) multiplied by (c), where:

(a)	is the variable annuity unit value for the subaccount on the immediately preceding business day;

(b)	is the net investment factor for that subaccount for the valuation period; and

(c)	is the investment result adjustment factor for the valuation period.

The investment result adjustment factor for the valuation period is the product of discount factors of .99986634 per day to recognize the 5% effective assumed investment return. The valuation period is the period from the close of the immediately preceding business day to the close of the current business day.

The net investment factor for the certificate used to calculate the value of a variable annuity unit in each subaccount for the valuation period is determined by dividing (i) by (ii) and subtracting (iii) from the result, where:

(i)	is the result of:

(1)	the net asset value of a fund share held in that subaccount determined at the end of the current valuation period; plus

(2)	the per share amount of any dividend or capital gain distributions made by the fund for shares held in that subaccount if the ex-dividend date occurs during the valuation period; plus or minus

(3)	a per share charge or credit for any taxes reserved for, which Transamerica determines to have resulted from the investment operations of the subaccount.

(ii)	is the net asset value of a fund share held in that subaccount determined as of the end of the immediately preceding valuation period.

(iii)	is a factor representing the mortality and expense risk fee and administrative charge. This factor is equal, on an annual basis, to 1.25% of the daily net asset value of a fund share held in that subaccount. (For calculating Initial Payment Guarantee annuity payments, the factor is 1.25% higher).

The dollar amount of subsequent variable annuity payments will depend upon changes in applicable variable annuity unit values.

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The annuity payment rates vary according to the annuity option elected and the sex and adjusted age of the annuitant at the annuity date. The contract also contains a table for determining the adjusted age of the annuitant.

Illustration of Calculations for Variable Annuity Unit Value

and Variable Annuity Payments

Formula and Illustration for Determining Variable Annuity Unit Value

Variable Annuity Unit Value = A * B * C

Where: A =	variable annuity unit value for the immediately preceding valuation period.
	Assume	= $X

B =	Net investment factor for the valuation period for which the variable annuity unit value is being calculated.
	Assume	= Y

C =	A factor to neutralize the assumed investment return of 5% built into the Annuity Tables used.
	Assume	= Z

Then, the variable annuity unit value is:

$X * Y * Z = $Q

Formula and Illustration for Determining Amount of

First Monthly Variable Annuity Payment

First monthly variable annuity payment =	A * B
$1,000

Where: A =	The adjusted account value as of the annuity date.
	Assume	= $X

B =	The Annuity purchase rate per $1,000 of adjusted account value based upon the option selected, the sex and adjusted age of the annuitant according to the tables contained in the contract.

	Assume	= $Y

Then, the first monthly variable annuity payment =	$X * $Y	= $Z
1,000

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Formula and Illustration for Determining the Number of Variable Annuity Units

Represented by Each Monthly Variable Annuity Payment

Number of variable annuity units =	A
B

Where: A =	The dollar amount of the first monthly variable annuity payment.
Assume = $X

B =	The variable annuity unit value for the valuation date on which the first monthly payment is due.
Assume = $Y

Then, the number of variable annuity units =	$X = Z
$Y

ADDITIONAL DEATH BENEFIT RIDER — ADDITIONAL INFORMATION

The following examples illustrate the Additional Death Benefit Rider additional death benefit payable by the rider as well as the effect of a partial surrender on the additional death benefit amount. The client is less than age 71 on the Rider Date:

Example 1

Account Value on the Rider Date:	$100,000
Purchase payments paid after the Rider Date before Surrender:	$25,000
Gross Partial Surrenders after the Rider Date:	$30,000
Account Value on date of Surrender	$150,000
Rider Earnings on Date of Surrender (Account Value on date of surrender – Account Value on Rider Date – Purchase payments paid after Rider Date + Surrenders since Rider Date that exceeded Rider Earnings = $150,000 – $100,000 – $25,000 + 0):	$25,000
Amount of Surrender that exceeds Rider Earnings ($30,000 - $25,000):	$5,000
Base Contract Death Benefit on the date of Death Benefit Calculation:	$200,000
Account Value on the date of Death Benefit Calculations	$175,000
Rider Earnings (= Account Value on date of death benefit calculations – account value on Rider Date – Purchase payments since Rider Date + Surrenders since Rider Date that exceeded Rider Earnings = $175,000 - $100,000 - $25,000 + $5,000):	$55,000
Additional Death Benefit Amount (= Additional Death Benefit Factor * Rider Earnings = 40%* $55,000):	$22,000
Total Death Benefit paid (=Base contract death benefit plus Additional Death Benefit Amount):	$222,000

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Example 2

Account Value on the Rider Date:	$100,000
Purchase payments paid after the Rider Date before Surrender:	$0
Gross Partial Surrenders after the Rider Date:	$0
Base Contract Death Benefit on the date of Death Benefit Calculation:	$100,000
Account Value on the date of Death Benefit Calculations	$75,000
Rider Earnings (= Account Value on date of death benefit calculations – account value on Rider Date – Purchase payments since Rider Date + Surrenders since Rider Date that exceeded Rider Earnings = $75,000 - $100,000 - $0 + $0):	$0
Additional Death Benefit Amount (= Additional Death Benefit Factor * Rider Earnings = 40%* $0):	$0
Total Death Benefit paid (=Base contract death benefit plus Additional Death Benefit Amount):	$100,000

ADDITIONAL DEATH BENEFIT RIDER II — ADDITIONAL INFORMATION

Assume the Additional Death Benefit Rider II is added to a new contract opened with $100,000 initial purchase payment. The client is less than age 71 on the Rider Date. On the first and second Rider Anniversaries, the Account Value is $110,000 and $95,000 respectively when the Rider Fees are deducted. The client adds $25,000 purchase payment in the 3rd Rider Year when the Account Value is equal to $115,000 and then takes a withdrawal of $35,000 during the 4th Rider Year when the Account Value is equal to $145,000. After 5 years, the Account Value is equal to $130,000 and the death proceeds is $145,000.

EXAMPLE

Account Value on Rider Date (equals initial account value since new contract)	$100,000
Additional Death Benefit during first Rider Year	$0
Rider Fee on first Rider Anniversary (= Rider Fee * Account Value = 0.55% * $110,000)	$605
Additional Death Benefit during 2nd Rider Year (= sum of total Rider Fees paid)	$605
Rider Fee on second Rider Anniversary (= Rider Fee * Account Value = 0.55% * $95,000)	$522.50
Additional Death Benefit during 3rd Rider Year (= sum of total Rider Fees paid = $605 + $522.50)	$1,127.50
Rider Benefit Base in 3rd Rider Year prior to Purchase payment addition (= Account Value less purchase payments added since Rider Date = $115,000 – $0)	$115,000
Rider Benefit Base in 3rd Rider Year after Purchase payment addition (= $140,000 - $25,000)	$115,000
Rider Benefit Base in 4th Rider Year prior to withdrawal (= Account Value less purchase payments added since Rider Date = $145,000 – $25,000)	$120,000
Rider Benefit Base in 4th Rider Year after withdrawal (Account Value less purchase payments added since Rider Date =$110,000 – $25,000)	$85,000
Rider Benefit Base in 5th Rider Year (= $130,000 – $25,000)	$105,000
Additional Death Benefit = Rider Benefit Percentage * Rider Benefit Base = 30% * $105,000	$31,500
Total Death Proceeds in 5th Rider Year (= base contract Death Proceeds + Additional Death Benefit Amount = $145,000 + $31,500)	$176,500

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HISTORICAL PERFORMANCE DATA

Money Market Yields

Transamerica may from time to time disclose the current annualized yield of the Money Market Subaccount, which invests in the Money Market Portfolio, for a 7-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Portfolio or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) at the end of the 7-day period in the value of a hypothetical account having a balance of 1 unit of the Money Market Subaccount at the beginning of the 7-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects (i) net income from the portfolio attributable to the hypothetical account; and (ii) charges and deductions imposed under a contract that are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for (i) the administrative charges and (ii) the mortality and expense risk fee. Current yield will be calculated according to the following formula:

Current Yield = ((NCS * ES)/UV) * (365/7)

Where:

NCS	=	The net change in the value of the portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the 7-day period attributable to a hypothetical account having a balance of 1 subaccount unit.

ES	=	Per unit expenses of the subaccount for the 7-day period.

UV	=	The unit value on the first day of the 7-day period.

Because of the charges and deductions imposed under a contract, the yield for the Money Market Subaccount will be lower than the yield for the Money Market Portfolio. The yield calculations do not reflect the effect of any premium taxes or surrender charges that may be applicable to a particular contract. Surrender charges range from 7% to 0% of the amount of purchase payments surrendered based on the number of years since the purchase payment was made. However, surrender charges will not be assessed after the seventh contract year.

Transamerica may also disclose the effective yield of the Money Market Subaccount for the same 7-day period, determined on a compounded basis. The effective yield is calculated by compounding the base period return according to the following formula:

Effective Yield = (1 + ((NCS – ES)/UV))365/7 – 1

Where:

NCS	=	The net change in the value of the portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the 7-day period attributable to a hypothetical account having a balance of 1 subaccount unit.

ES	=	Per unit expenses of the subaccount for the 7-day period.

UV	=	The unit value on the first day of the 7-day period.

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The yield on amounts held in the Money Market Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Subaccount’s actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Portfolio, the types and quality of portfolio securities held by the Money Market Portfolio and its operating expenses.

Other Subaccount Yields

Transamerica may from time to time advertise or disclose the current annualized yield of one or more of the subaccounts (except the Money Market Subaccount) for 30-day periods. The annualized yield of a subaccount refers to income generated by the subaccount over a specific 30-day period. Because the yield is annualized, the yield generated by a subaccount during the 30-day period is assumed to be generated each 30-day period over a 12-month period. The yield is computed by: (i) dividing the net investment income of the subaccount less subaccount expenses for the period, by (ii) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period, (iii) compounding that yield for a 6-month period, and (iv) multiplying that result by 2. Expenses attributable to the subaccount include (i) the administrative charges and (ii) the mortality and expense risk fee. The 30-day yield is calculated according to the following formula:

Yield = 2 * ((((NI – ES)/(U – UV)) + 1)6 –1)

Where:

NI	=	Net investment income of the subaccount for the 30-day period attributable to the subaccount’s unit.

ES	=	Expenses of the subaccount for the 30-day period.

U	=	The average number of units outstanding.

UV	=	The unit value at the close (highest) of the last day in the 30-day period.

Because of the charges and deductions imposed by the variable account, the yield for a subaccount will be lower than the yield for its corresponding portfolio. The yield calculations do not reflect the effect of any premium taxes or surrender charges that may be applicable to a particular contract.

The yield on amounts held in the subaccounts normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The types and quality of its investments and its operating expenses affect a subaccount’s actual yield.

Total Returns

Transamerica may from time to time also advertise or disclose total returns for one or more of the subaccounts for various periods of time. One of the periods of time will include the period measured from the date the subaccount commenced operations. When a subaccount has been in operation for 1, 5 and 10 years, respectively, the total return for these periods will be provided. Total returns for other periods of time may from time to time also be disclosed. Total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent month end practicable, considering the type and media of the communication and will be stated in the communication.

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Total returns will be calculated using subaccount unit values which Transamerica calculates on each business day based on the performance of the variable account’s underlying fund portfolio and the deductions for the mortality and expense risk fee and the administrative charges. Total return calculations will reflect the effect of surrender charges that may be applicable to a particular period. The total return will then be calculated according to the following formula:

P (1 + T)N = ERV

Where:

T	=	The average annual total return net of subaccount recurring charges.

ERV	=	The ending redeemable value of the hypothetical account at the end of the period.

P	=	A hypothetical initial payment of $1,000.

N	=	The number of years in the period.

Other Performance Data

Transamerica may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard format described above. The non-standard format will be identical to the standard format except that the surrender charge percentage will be assumed to be 0%.

Transamerica may from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula assuming that the surrender charge percentage will be 0%.

CTR = (ERV / P)-1

Where:

CTR	=	The cumulative total return net of subaccount recurring charges for the period.

ERV	=	The ending redeemable value of the hypothetical investment at the end of the period.

P	=	A hypothetical initial payment of $1,000.

All non-standard performance data will only be advertised if the standard performance data is also disclosed.

Adjusted Historical Performance Data

From time to time, sales literature or advertisements may quote average annual total returns for periods prior to the date a particular subaccount commenced operations. Such performance information for the subaccounts will be calculated based on the performance of the various portfolios and the assumption that the subaccounts were in existence for the same periods as those indicated for the portfolios, with the level of contract charges that are currently in effect.

PUBLISHED RATINGS

Transamerica may from time to time publish in advertisements, sales literature and reports to owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, Standard & Poor’s Insurance Ratings Services, Moody’s Investors Service and Fitch Financial Ratings. The purpose of the ratings is to reflect the financial strength of Transamerica. The ratings should not be considered as bearing on or investment performance of assets held in the variable account or of the safety or riskiness of an investment in the variable account.

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Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best’s Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, these ratings may be referred to in advertisements or sales literature or in reports to owners. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance contracts in accordance with their terms.

STATE REGULATION OF TRANSAMERICA

Transamerica is subject to the laws of Iowa governing insurance companies and to regulation by the Iowa Division of Insurance. An annual statement in a prescribed form is filed with the Division of Insurance each year covering the operation of Transamerica for the preceding year and its financial condition as of the end of such year. Regulation by the Division of Insurance includes periodic examination to determine Transamerica’s contract liabilities and reserves so that the Division may determine the items are correct. Transamerica’s books and accounts are subject to review by the Division of Insurance at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. In addition, Transamerica is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

ADMINISTRATION

Transamerica performs administrative services for the contracts. These services include issuance of the contracts, maintenance of records concerning the contracts, and certain valuation services.

RECORDS AND REPORTS

All records and accounts relating to the variable account will be maintained by Transamerica. As presently required by the 1940 Act, as amended, and regulations promulgated thereunder, Transamerica will mail to all owners at their last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. Owners will also receive confirmation of each financial transaction and any other reports required by law or regulation. However, for certain routine transactions (for example, regular monthly purchase payments deducted from your checking account, or regular annuity payments Transamerica sends to you) you may only receive quarterly confirmations.

DISTRIBUTION OF THE CONTRACTS

The contracts are offered to the public through brokers licensed under the federal securities laws and state insurance laws. The offering of the contracts is continuous and Transamerica does not anticipate discontinuing the offering of the contracts, however, Transamerica reserves the right to do so.

Effective May 1, 2007 our affiliate Transamerica Capital, Inc. (“TCI”) replaced our affiliate AFSG Securities Corporation (“AFSG”) as the principal underwriter of the contracts and may enter into agreements with broker-dealers for the distribution of the contracts. During fiscal year 2006, 2005 and 2004, $738,285, $826,489, and $1,233,548, respectively, commissions were paid to AFSG Securities Corporation as underwriter of the contracts; no amounts were retained by AFSG Securities Corporation.

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VOTING RIGHTS

To the extent required by law, Transamerica will vote the underlying fund portfolios’ shares held by the variable account at regular and special shareholder meetings of the underlying fund portfolios in accordance with instructions received from persons having voting interests in the portfolios, although none of the underlying fund portfolios hold regular annual shareholder meetings. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result Transamerica determines that it is permitted to vote the underlying fund portfolios shares in its own right, it may elect to do so.

Before the annuity date, you hold the voting interest in the selected portfolios. The number of votes that you have the right to instruct will be calculated separately for each subaccount. The number of votes that you have the right to instruct for a particular subaccount will be determined by dividing your account value in the subaccount by the net asset value per share of the corresponding portfolio in which the subaccount invests. Fractional shares will be counted.

After the annuity date, the person receiving annuity payments has the voting interest, and the number of votes decreases as annuity payments are made and as the reserves for the contract decrease. The person’s number of votes will be determined by dividing the reserve for the contract allocated to the applicable subaccount by the net asset value per share of the corresponding portfolio. Fractional shares will be counted.

The number of votes that you or the person receiving income payments has the right to instruct will be determined as of the date established by the underlying fund portfolio for determining shareholders eligible to vote at the meeting of the underlying fund portfolio. Transamerica will solicit voting instructions by sending you, or other persons entitled to vote, written requests for instructions prior to that meeting in accordance with procedures established by the underlying fund portfolio. Portfolio shares as to which no timely instructions are received, and shares held by Transamerica in which you, or other persons entitled to vote have no beneficial interest, will be voted in proportion to the voting instructions that are received with respect to all contracts participating in the same subaccount.

Each person having a voting interest in a subaccount will receive proxy material, reports, and other materials relating to the appropriate portfolio.

OTHER PRODUCTS

Transamerica makes other variable annuity contracts available that may also be funded through the variable account. These variable annuity contracts may have different features, such as different investment choices or charges.

CUSTODY OF ASSETS

Transamerica holds assets of each of the subaccounts. The assets of each of the subaccounts are segregated and held separate and apart from the assets of the other subaccounts and from Transamerica’s general account assets. Transamerica maintains records of all purchases and redemptions of shares of the underlying fund portfolios held by each of the subaccounts. Additional protection for the assets of the variable account is afforded by Transamerica’s fidelity bond, presently in the amount of $5,000,000, covering the acts of officers and employees of Transamerica.

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LEGAL MATTERS

Sutherland Asbill & Brennan LLP, of Washington D.C. has provided legal advice to Transamerica relating to certain matters under the federal securities laws applicable to the issue and sale of the contracts.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Separate Account at December 31, 2006 and for the periods disclosed in the financial statements, and the statutory-basis financial statements and schedules of Transamerica at December 31, 2006 and 2005, and for each of the three years in the period ended December 31, 2006, appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, Independent Registered Public Accounting Firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

OTHER INFORMATION

A registration statement has been filed with the SEC, under the Securities Act of 1933 as amended, with respect to the contracts discussed in this SAI. Not all of the information set forth in the registration statement, amendments and exhibits thereto has been included in the prospectus or this SAI. Statements contained in the prospectus and this SAI concerning the content of the contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

FINANCIAL STATEMENTS

The values of your interest in the variable account will be affected solely by the investment results of the selected subaccount(s). Financial statements of certain subaccounts of Separate Account VA-2L, which are available for investment by the Dreyfus/Transamerica Triple Advantage® Variable Annuity contract owners, are contained herein. The statutory-basis financial statements of Transamerica Occidental Life Insurance Company, which are included in this SAI, should be considered only as bearing on the ability of Transamerica to meet its obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the variable account.

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APPENDIX A

CONDENSED FINANCIAL INFORMATION

The variable accumulation unit values and the number of variable accumulation units outstanding for each subaccount from the date of inception are shown in the following tables.

Subaccount	Year	2.50%
		Beginning AUV		Ending AUV		# Units
Transamerica Equity – Initial Class Sub-Account inception May 1, 1998	2006 2005 2004 2003	$ $ $ $	1.548751 1.362102 1.205665 1.000000	$ $ $ $	1.642755 1.548751 1.362102 1.205665	0.000 0.000 0.000 0.000
Appreciation Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.205500 1.186683 1.160764 1.000000	$ $ $ $	1.366803 1.205500 1.186683 1.160764	0.000 0.000 0.000 0.000
Developing Leaders Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.413529 1.372503 1.266961 1.000000	$ $ $ $	1.427691 1.413529 1.372503 1.266961	0.000 0.000 0.000 0.000
Growth and Income Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.255088 1.246372 1.191613 1.000000	$ $ $ $	1.399814 1.255088 1.246372 1.191613	0.000 0.000 0.000 0.000
International Equity Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.833214 1.641669 1.354955 1.000000	$ $ $ $	2.201016 1.833214 1.641669 1.354955	0.000 0.000 0.000 0.000
International Value Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.746545 1.602717 1.370969 1.000000	$ $ $ $	2.085516 1.746545 1.602717 1.370969	0.000 0.000 0.000 0.000
Quality Bond Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.004393 1.006681 1.001382 1.000000	$ $ $ $	1.018191 1.004393 1.006681 1.001382	0.000 0.000 0.000 0.000
Money Market Portfolio – Initial Class Sub-Account inception January 4, 1993	2006 2005 2004 2003	$ $ $ $	0.972772 0.971215 0.987637 1.000000	$ $ $ $	0.992672 0.972772 0.971215 0.987637	0.000 0.000 0.000 0.000
Dreyfus Stock Index Fund, Inc. – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.320501 1.295964 1.203814 1.000000	$ $ $ $	1.484296 1.320501 1.295964 1.203814	0.000 0.000 0.000 0.000
The Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.237124 1.226842 1.187097 1.000000	$ $ $ $	1.315139 1.237124 1.226842 1.187097	0.000 0.000 0.000 0.000
Core Value Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.370792 1.334826 1.227797 1.000000	$ $ $ $	1.620485 1.370792 1.334826 1.227797	0.000 0.000 0.000 0.000
MidCap Stock Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.482349 1.394676 1.251541 1.000000	$ $ $ $	1.557298 1.482349 1.394676 1.251541	0.000 0.000 0.000 0.000
Technology Growth Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.313126 1.300592 1.330119 1.000000	$ $ $ $	1.332880 1.313126 1.300592 1.330119	0.000 0.000 0.000 0.000

33

Subaccount	Year	2.30%
		Beginning AUV		Ending AUV		# Units
Transamerica Equity – Initial Class Sub-Account inception May 1, 1998	2006 2005 2004 2003	$ $ $ $	1.556843 1.36552 1.207241 1.000000	$ $ $ $	1.654554 1.556843 1.36552 1.207241	0.000 0.000 0.000 0.000
Appreciation Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.211799 1.190571 1.162282 1.000000	$ $ $ $	1.376622 1.211799 1.190571 1.162282	0.000 0.000 0.000 0.000
Developing Leaders Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.420894 1.376971 1.268600 1.000000	$ $ $ $	1.437931 1.420894 1.376971 1.268600	0.000 0.000 0.000 0.000
Growth and Income Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.261655 1.250459 1.193173 1.000000	$ $ $ $	1.409888 1.261655 1.250459 1.193173	0.000 0.000 0.000 0.000
International Equity Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.842784 1.647027 1.356725 1.000000	$ $ $ $	2.216829 1.842784 1.647027 1.356725	0.000 0.000 0.000 0.000
International Value Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.755651 1.607947 1.372760 1.000000	$ $ $ $	2.100476 1.755651 1.607947 1.372760	0.000 0.000 0.000 0.000
Quality Bond Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.009634 1.009963 1.002692 1.000000	$ $ $ $	1.025499 1.009634 1.009963 1.002692	0.000 0.000 0.000 0.000
Money Market Portfolio – Initial Class Sub-Account inception January 4, 1993	2006 2005 2004 2003	$ $ $ $	0.977841 0.974387 0.988926 1.000000	$ $ $ $	0.999780 0.977841 0.974387 0.988926	0.000 0.000 0.000 0.000
Dreyfus Stock Index Fund, Inc. – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.327396 1.300188 1.205386 1.000000	$ $ $ $	1.494948 1.327396 1.300188 1.205386	0.000 0.000 0.000 0.000
The Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.243603 1.230861 1.188647 1.000000	$ $ $ $	1.324610 1.243603 1.230861 1.188647	0.000 0.000 0.000 0.000
Core Value Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.377930 1.339173 1.016838 1.000000	$ $ $ $	1.632105 1.377930 1.339173 1.229392	0.000 0.000 0.000 0.000
MidCap Stock Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.490090 1.399235 1.253178 1.000000	$ $ $ $	1.568485 1.490090 1.399235 1.253178	0.000 0.000 0.000 0.000
Technology Growth Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.319990 1.304581 1.331857 1.000000	$ $ $ $	1.342459 1.319990 1.304581 1.331857	0.000 0.000 0.000 0.000

34

Subaccount	Year	2.10%
		Beginning AUV		Ending AUV		# Units
Transamerica Equity – Initial Class Sub-Account inception May 1, 1998	2006 2005 2004 2003	$ $ $ $	1.564987 1.371033 1.208820 1.000000	$ $ $ $	1.666461 1.564987 1.371033 1.208820	0.000 0.000 0.000 0.000
Appreciation Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.218126 1.194458 1.163795 1.000000	$ $ $ $	1.386521 1.218126 1.194458 1.163795	19,554.377 20,273.000 20,811.000 35,513.7054
Developing Leaders Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.428330 1.381479 1.270261 1.000000	$ $ $ $	1.448285 1.428330 1.381479 1.270261	9,299.996 8,846.000 8,792.000 9,179.2331
Growth and Income Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.254536 1.254536 1.194729 1.000000	$ $ $ $	1.420027 1.254536 1.254536 1.194729	0.000 0.000 0.000 0.000
International Equity Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.852440 1.652425 1.358506 1.000000	$ $ $ $	2.232799 1.852440 1.652425 1.358506	0.000 0.000 0.000 0.000
International Value Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.764851 1.613213 1.374554 1.000000	$ $ $ $	2.115603 1.764851 1.613213 1.374554	0.000 0.000 0.000 0.000
Quality Bond Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.013293 1.013293 1.004010 1.000000	$ $ $ $	1.032912 1.013293 1.013293 1.004010	38,409.348 37,290.000 36,232.000 34,751.493
Money Market Portfolio – Initial Class Sub-Account inception January 4, 1993	2006 2005 2004 2003	$ $ $ $	0.982963 0.977572 0.990215 1.000000	$ $ $ $	1.006965 0.982963 0.977572 0.990215	0.000 0.000 0.000 0.000
Dreyfus Stock Index Fund, Inc. – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.334334 1.304435 1.206951 1.000000	$ $ $ $	1.505708 1.334334 1.304435 1.206951	17,888.899 18,624.000 19,071.000 19,884.822
The Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.250108 1.234886 1.190202 1.000000	$ $ $ $	1.334148 1.250108 1.234886 1.190202	0.000 0.000 0.000 0.000
Core Value Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.385118 1.347963 1.230996 1.000000	$ $ $ $	1.643808 1.385118 1.347963 1.230996	0.000 0.000 0.000 18,036.726
MidCap Stock Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.497874 1.403803 1.254809 1.000000	$ $ $ $	1.579753 1.497874 1.403803 1.254809	0.000 0.000 0.000 0.000
Technology Growth Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.326904 1.309118 8,474.073 1.000000	$ $ $ $	1.352134 1.326904 1.309118 8,474.073	$9,764.723 0.000 9,337.000 1.333591

35

Subaccount	Year	1.90%
		Beginning AUV		Ending AUV		# Units
Transamerica Equity – Initial Class Sub-Account inception May 1, 1998	2006 2005 2004 2003	$ $ $ $	1.573198 1.375524 1.210396 1.000000	$ $ $	1.678485 1.573198 1.375524 1.210396	0.000 0.000 0.000 0.000
Appreciation Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.224510 1.198366 1.165308 1.000000	$ $ $ $	1.396514 1.224510 1.198366 1.165308	0.000 0.000 0.000 0.000
Developing Leaders Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.435829 1.386018 1.271926 1.000000	$ $ $ $	1.458741 1.435829 1.386018 1.271926	0.000 0.000 0.000 0.000
Growth and Income Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.274906 1.258666 1.196302 1.000000	$ $ $ $	1.430274 1.274906 1.258666 1.196302	0.000 0.000 0.000 0.000
International Equity Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.862141 1.657837 1.360279 1.000000	$ $ $ $	2.248876 1.862141 1.657837 1.360279	0.000 0.000 0.000 0.000
International Value Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.774112 1.618509 1.376355 1.000000	$ $ $ $	2.130878 1.774112 1.618509 1.376355	0.000 0.000 0.000 0.000
Quality Bond Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.020255 1.016607 1.005320 1.000000	$ $ $ $	1.040344 1.020255 1.016607 1.005320	0.000 0.000 0.000 0.000
Money Market Portfolio – Initial Class Sub-Account inception January 4, 1993	2006 2005 2004 2003	$ $ $ $	0.988145 0.980802 0.991521 1.000000	$ $ $ $	1.014273 0.988145 0.980802 0.991521	0.000 0.000 0.000 0.000
Dreyfus Stock Index Fund, Inc. – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.341336 1.308726 1.208543 1.000000	$ $ $ $	1.516569 1.341336 1.308726 1.208543	0.000 0.000 0.000 0.000
The Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.256661 1.238934 1.191759 1.000000	$ $ $ $	1.343760 1.256661 1.238934 1.191759	0.000 0.000 0.000 0.000
Core Value Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.392408 1.347963 1.232613 1.000000	$ $ $ $	1.655701 1.392408 1.347963 1.232613	0.000 0.000 0.000 0.000
MidCap Stock Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.505724 1.408405 1.256448 1.000000	$ $ $ $	1.591143 1.505724 1.408405 1.256448	0.000 0.000 0.000 0.000
Technology Growth Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.333871 1.313424 1.335341 1.000000	$ $ $ $	1.361895 1.333871 1.313424 1.335341	0.000 0.000 0.000 0.000

36

Subaccount	Year	1.85%
		Beginning AUV		Ending AUV		# Units
Transamerica Equity – Initial Class Sub-Account inception May 1, 1998	2006 2005 2004 2003	$ $ $ $	1.709367 1.493861 1.313882 1.000000	$ $ $ $	1.824664 1.709367 1.493861 1.313882	0.000 0.000 0.000 0.000
Appreciation Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.224601 1.204998 1.164242 0.981374 1.000000	$ $ $ $ $	1.397314 1.224601 1.204998 1.164242 0.981374	0.000 0.000 0.000 0.000 100.000
Developing Leaders Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.503119 1.450263 1.330242 1.031439 1.000000	$ $ $ $ $	1.527850 1.503119 1.450263 1.330242 1.031439	0.000 0.000 0.000 0.000 100.000
Growth and Income Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.317097 1.299686 1.234690 0.995174 1.000000	$ $ $ $ $	1.478330 1.317097 1.299686 1.234690 0.995174	0.000 0.000 0.000 0.000 100.000
International Equity Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.936975 1.578705 1.413562 1.009855 1.000000	$ $ $ $ $	2.340402 1.936975 1.578705 1.413562 1.009855	0.000 0.000 0.000 0.000 100.000
International Value Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.731335 1.578705 1.341858 1.002806 1.000000	$ $ $ $ $	2.080511 1.731335 1.578705 1.341858 1.002806	0.000 0.000 0.000 0.000 100.000
Quality Bond Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.066931 1.062592 1.050275 1.020865 1.000000	$ $ $ $ $	1.088476 1.066931 1.062592 1.050275 1.020865	0.000 0.000 0.000 0.000 100.000
Money Market Portfolio – Initial Class Sub-Account inception January 4, 1993	2006 2005 2004 2003	$ $ $ $	0.985157 0.977374 0.987580 1.000000	$ $ $ $	1.011691 0.985157 0.977374 0.987580	0.000 0.000 0.000 0.000
Dreyfus Stock Index Fund, Inc. – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.401851 1.367104 1.261826 1.003599 1.000000	$ $ $ $ $	1.585757 1.401851 1.367104 1.261826 1.003599	0.000 0.000 0.000 0.000 100.000
The Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.283144 1.264427 1.215676 0.984585 1.000000	$ $ $ $ $	1.372749 1.283144 1.264427 1.215676 0.984585	0.000 0.000 0.000 0.000 100.000
Core Value Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.430759 1.384409 1.265323 1.005712 1.000000	$ $ $ $ $	1.702143 1.430759 1.384409 1.265323 1.005712	0.000 0.000 0.000 0.000 100.000
MidCap Stock Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.597324 1.493350 1.331565 1.031466 1.000000	$ $ $ $ $	1.688770 1.597324 1.493350 1.331565 1.031466	0.000 0.000 0.000 0.000 100.000
Technology Growth Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.487968 1.464455 1.488164 1.006302 1.000000	$ $ $ $ $	1.519971 1.487968 1.464455 1.488164 1.006302	0.000 0.000 0.000 0.000 100.000

37

Subaccount	Year	1.80%
		Beginning AUV		Ending AUV		# Units
Transamerica Equity – Initial Class Sub-Account inception May 1, 1998	2006 2005 2004 2003	$ $ $ $	1.712013 1.495442 1.314625 1.000000	$ $ $ $	1.828365 1.712013 1.495442 1.314625	0.000 0.000 0.000 0.000
Appreciation Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.226465 1.199111 1.164893 0.981440 1.000000	$ $ $ $ $	1.400111 1.226465 1.199111 1.164893 0.981440	154,609.583 153,649.000 163,693.000 154,874.746 100.0000
Developing Leaders Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.505448 1.451797 1.330986 1.031504 1.000000	$ $ $ $ $	1.530966 1.505448 1.451797 1.330986 1.031504	0.000 0.000 0.000 0.000 100.000
Growth and Income Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.319148 1.301064 1.235390 0.995239 1.000000	$ $ $ $ $	1.481347 1.319148 1.301064 1.235390 0.995239	0.000 0.000 0.000 0.000 100.000
International Equity Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.939982 1.725444 1.414355 1.009923 1.000000	$ $ $ $ $	2.345178 1.939982 1.725444 1.414355 1.009923	9,446.647 11,015.000 12,526.000 14,356.056 100.000
International Value Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.733998 1.580366 1.342603 1.002874 1.000000	$ $ $ $ $	2.084724 1.733998 1.580366 1.342603 1.002874	10,973.832 11,998.000 13,070.000 15,140.429 100.000
Quality Bond Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.068577 1.063714 1.050868 1.020939 1.000000	$ $ $ $ $	1.090681 1.068577 1.063714 1.050868 1.020939	19,307.757 18,246.000 16,973.000 14,950.567 100.000
Money Market Portfolio – Initial Class Sub-Account inception January 4, 1993	2006 2005 2004 2003	$ $ $ $	0.986677 0.978394 0.988127 1.000000	$ $ $ $	1.013760 0.986677 0.978394 0.988127	0.000 0.000 0.000 0.000
Dreyfus Stock Index Fund, Inc. – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.403995 1.368526 1.262528 1.003666 1.000000	$ $ $ $ $	1.588964 1.403995 1.368526 1.262528 1.003666	0.000 0.000 0.000 0.000 100.000
The Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.285100 1.265741 1.216341 0.984653 1.000000	$ $ $ $ $	1.375524 1.285100 1.265741 1.216341 0.984653	0.000 0.000 0.000 0.000 100.000
Core Value Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.432970 1.385876 1.266034 1.005778 1.000000	$ $ $ $ $	1.705606 1.432970 1.385876 1.266034 1.005778	0.000 0.000 0.000 0.000 100.000
MidCap Stock Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.599759 1.494902 1.332293 1.031530 1.000000	$ $ $ $ $	1.692166 1.599759 1.494902 1.332293 1.031530	41,536.873 47,600.000 52,199.000 59,596.234 100.000
Technology Growth Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.490264 1.465997 1.489000 1.006373 1.000000	$ $ $ $ $	1.523057 1.490264 1.465997 1.489000 1.006373	0.000 0.000 0.000 0.000 100.000

38

Subaccount	Year	1.70%
		Beginning AUV		Ending AUV		# Units
Transamerica Equity – Initial Class Sub-Account inception May 1, 1998	2006 2005 2004 2003	$ $ $ $	1.717288 1.498570 1.316080 1.000000	$ $ $ $	1.835803 1.717288 1.498570 1.316080	0.000 0.000 0.000 0.000
Appreciation Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.230267 1.201648 1.166204 0.981572 1.000000	$ $ $ $ $	1.405827 1.230267 1.201648 1.166204 0.981572	0.000 0.000 0.000 0.000 100.000
Developing Leaders Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.511006 1.454830 1.332452 1.031643 1.000000	$ $ $ $ $	1.537164 1.511006 1.454830 1.332452 1.031643	0.000 0.000 0.000 0.000 100.000
Growth and Income Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.323199 1.303791 1.236770 0.995377 1.000000	$ $ $ $ $	1.487367 1.323199 1.303791 1.236770 0.995377	0.000 0.000 0.000 0.000 100.000
International Equity Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.945955 1.729064 1.415928 1.010061 1.000000	$ $ $ $ $	2.354710 1.945955 1.729064 1.415928 1.010061	0.000 0.000 0.000 0.000 100.000
International Value Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.739364 1.583710 1.344107 1.003009 1.000000	$ $ $ $ $	2.093231 1.739364 1.583710 1.344107 1.003009	0.000 0.000 0.000 0.000 100.000
Quality Bond Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.071870 1.065953 1.052044 1.021072 1.000000	$ $ $ $ $	1.095114 1.071870 1.065953 1.052044 1.021072	0.000 0.000 0.000 0.000 100.000
Money Market Portfolio – Initial Class Sub-Account inception January 4, 1993	2006 2005 2004 2003	$ $ $ $	0.989733 0.980468 0.989235 1.000000	$ $ $ $	1.017894 0.989733 0.980468 0.989235	0.000 0.000 0.000 0.000
Dreyfus Stock Index Fund, Inc. – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.408349 1.371412 1.263942 1.003800 1.000000	$ $ $ $ $	1.595466 1.408349 1.371412 1.263942 1.003800	0.000 0.000 0.000 0.000 100.000
The Dreyfus Socially Responsible Growth Fund, Inc.– Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.289073 1.268404 1.217703 0.984784 1.000000	$ $ $ $ $	1.381125 1.289073 1.268404 1.217703 0.984784	0.000 0.000 0.000 0.000 100.000
Core Value Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.437395 1.388793 1.267446 1.005913 1.000000	$ $ $ $ $	1.712550 1.437395 1.388793 1.267446 1.005913	0.000 0.000 0.000 0.000 100.000
MidCap Stock Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.604676 1.498031 1.333778 1.031669 1.000000	$ $ $ $ $	1.699035 1.604676 1.498031 1.333778 1.031669	0.000 0.000 0.0000 0.000 100.000
Technology Growth Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.494862 1.469064 1.490650 1.006508 1.000000	$ $ $ $ $	1.529264 1.494862 1.469064 1.490650 1.006508	0.000 0.000 0.000 0.000 100.000

39

Subaccount	Year	1.65%
		Beginning AUV		Ending AUV		# Units
Transamerica Equity – Initial Class Sub-Account inception May 1, 1998	2006 2005 2004 2003 2002	$ $ $ $ $	1.7199160 1.500132 1.316807 1.020031 1.000000	$ $ $ $ $	1.839517 1.7199160 1.500132 1.316807 1.020031	0.000 0.000 0.000 0.000 100.000
Appreciation Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.232176 1.202921 1.166849 0.981639 1.000000	$ $ $ $ $	1.408715 1.232176 1.202921 1.166849 0.981639	0.000 0.000 0.000 0.000 100.000
Developing Leaders Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.512386 1.456356 1.333202 1.031713 1.000000	$ $ $ $ $	1.540287 1.512386 1.456356 1.333202 1.031713	0.000 0.000 0.000 0.000 100.000
Growth and Income Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.325245 1.305162 1.237454 0.995441 1.000000	$ $ $ $ $	1.490397 1.325245 1.305162 1.237454 0.995441	0.000 0.000 0.000 22,137.969 3,540.553
International Equity Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.948966 1.730892 1.416724 1.010125 1.000000	$ $ $ $ $	2.359503 1.948966 1.730892 1.416724 1.010125	0.000 0.000 0.000 0.000 100.000
International Value Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.742036 1.585358 1.344852 1.003075 1.000000	$ $ $ $ $	2.097468 1.742036 1.585358 1.344852 1.003075	0.000 0.000 0.000 0.000 100.000
Quality Bond Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.073519 1.067065 1.052625 1.021145 1.000000	$ $ $ $ $	1.097349 1.073519 1.067065 1.052625 1.021145	0.000 0.000 0.000 0.000 100.000
Money Market Portfolio – Initial Class Sub-Account inception January 4, 1993	2006 2005 2004 2003 2002	$ $ $ $ $	0.991250 0.981486 0.989783 0.999153 1.000000	$ $ $ $ $	1.019962 0.991250 0.981486 0.989783 0.999153	0.000 0.000 0.000 0.000 100.000
Dreyfus Stock Index Fund, Inc. – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.410528 1.372873 1.264655 1.003871 1.000000	$ $ $ $ $	1.598712 1.410528 1.372873 1.264655 1.003871	0.000 0.000 0.000 21,848.148 3,536.894
The Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.291059 1.269731 1.218374 0.984848 1.000000	$ $ $ $ $	1.383940 1.291059 1.269731 1.218374 0.984848	0.000 0.000 0.000 0.000 100.000
Core Value Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.439609 1.390256 1.268159 1.005982 1.000000	$ $ $ $ $	1.716029 1.439609 1.390256 1.268159 1.005982	0.000 0.000 0.000 0.000 100.000
MidCap Stock Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.607185 1.499628 1.334534 1.031740 1.000000	$ $ $ $ $	1.702520 1.607185 1.499628 1.334534 1.031740	0.000 0.000 0.000 21,561.245 3,490.318
Technology Growth Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.497167 1.470618 1.491485 1.006573 1.000000	$ $ $ $ $	1.532367 1.497167 1.470618 1.491485 1.006573	0.000 0.000 0.000 0.000 100.000

40

Subaccount	Year	1.50%
		Beginning AUV		Ending AUV		# Units
Transamerica Equity – Initial Class Sub-Account inception May 1, 1998	2006 2005 2004 2003	$ $ $ $	1.589777 1.384583 1.213582 1.000000	$ $ $ $	1.702838 1.589777 1.384583 1.213582	0.000 0.000 0.000 0.000
Appreciation Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.237448 1.206280 1.168378 1.000000	$ $ $ $	1.416816 1.237448 1.206280 1.168378	7,949.155 7,956.000 7,963.000 6,650.915
Developing Leaders Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.450956 1.395136 1.275264 1.000000	$ $ $ $	1.479906 1.450956 1.395136 1.275264	0.000 0.000 0.000 0.000
Growth and Income Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.288331 1.266944 1.199436 1.000000	$ $ $ $	1.451013 1.288331 1.266944 1.199436	0.000 0.000 0.000 0.000
International Equity Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.881790 1.668769 1.363860 1.000000	$ $ $ $	2.281539 1.881790 1.668769 1.363860	0.000 0.000 0.000 0.000
International Value Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.792804 1.629166 1.379972 1.000000	$ $ $ $	2.161778 1.792804 1.629166 1.379972	0.000 0.000 0.000 0.000
Quality Bond Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.031021 1.023317 1.007968 1.000000	$ $ $ $	1.055454 1.031021 1.023317 1.007968	28,947.901 29,713.000 30,524.000 29,228.144
Money Market Portfolio – Initial Class Sub-Account inception January 4, 1993	2006 2005 2004 2003	$ $ $ $	0.998548 0.987257 0.994129 1.000000	$ $ $ $	1.028971 0.998548 0.987257 0.994129	0.000 0.000 0.000 0.000
Dreyfus Stock Index Fund, Inc. – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.355452 1.317332 1.211705 1.000000	$ $ $ $	1.538544 1.355452 1.317332 1.211705	19,286.981 19,820.000 20,385.000 19,730.830
The Dreyfus Socially Responsible Growth Fund, Inc.– Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.269909 1.247105 1.194894 1.000000	$ $ $ $	1.363264 1.269909 1.247105 1.194894	0.000 0.000 0.000 0.000
Core Value Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.407081 1.356839 1.235847 1.000000	$ $ $ $	1.679723 1.407081 1.356839 1.235847	0.000 0.000 0.000 0.000
MidCap Stock Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.521609 1.417690 1.259751 1.000000	$ $ $ $	1.614251 1.521609 1.417690 1.259751	0.000 0.000 0.000 0.000
Technology Growth Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003	$ $ $ $	1.347928 1.322071 1.338854 1.000000	$ $ $ $	1.381654 1.347928 1.322071 1.338854	0.000 0.000 0.000 0.000

41

Subaccount	Year	1.45%
		Beginning AUV		Ending AUV		# Units
Transamerica Equity – Initial Class Sub-Account inception May 1, 1998	2006 2005 2004 2003 2002	$ $ $ $ $	1.428284 1.243330 1.089233 0.842088 1.000000	$ $ $ $ $	1.530621 1.428284 1.243330 1.089233 0.842088	66,801.248 85,107.000 81,161.000 87,834.487 25,426.568
Appreciation Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.056224 1.029121 0.996304 0.836505 1.000000	$ $ $ $ $	1.209918 1.056224 1.029121 0.996304 0.836505	3,434,030.061 3,955,556.000 4,493,384.000 5,096,031.028 2,343,816.217
Developing Leaders Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.103236 1.090274 0.968686 0.748154 1.000000	$ $ $ $ $	1.125799 1.103236 1.090274 0.968686 0.748154	622,742.195 721,936.000 765,068.000 972,325.464 469,631.102
Growth and Income Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.044440 1.026593 0.971411 0.779892 1.000000	$ $ $ $ $	1.176916 1.044440 1.026593 0.971411 0.779892	1,241,898.670 1,188,180.000 1,279,084.000 1,196,807.938 775,032.170
International Equity Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.556126 1.379292 1.126730 0.801779 1.000000	$ $ $ $ $	1.887627 1.556126 1.379292 1.126730 0.801779	329,639.367 239,869.000 227,167.000 457,894.273 231,505.748
International Value Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.398470 1.270199 1.075381 0.800507 1.000000	$ $ $ $ $	1.687119 1.398470 1.270199 1.075381 0.800507	558,867.086 478,504.000 480,389.000 593,336.141 277,264.703
Quality Bond Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.103888 1.095092 1.078138 1.043839 1.000000	$ $ $ $ $	1.130604 1.103888 1.095092 1.078138 1.043839	2,824,960.719 3,133,273.000 3,355,387.000 3,712,795.332 2,231,989.027
Money Market Portfolio – Initial Class Sub-Account inception January 4, 1993	2006 2005 2004 2003 2002	$ $ $ $ $	0.997350 0.985577 0.991945 0.999366 1.000000	$ $ $ $ $	1.028248 0.997350 0.985577 0.991945 0.999366	439,314.977 541,274.000 574,496.000 827,783.466 395,266.354
Dreyfus Stock Index Fund, Inc. – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.142925 1.110229 1.020708 0.808638 1.000000	$ $ $ $ $	1.297948 1.142925 1.110229 1.020708 0.808638	2,151,271.493 2,434,092.000 2,658,462.000 2,679,945.470 1,319,378.010
The Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	0.993117 0.0974799 0.933524 0.753110 1.000000	$ $ $ $ $	1.066649 0.993117 0.0974799 0.933524 0.753110	143,182.391 140,126.000 142,197.000 146,367.909 97,137.681
Core Value Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.146008 1.104555 1.005558 0.796103 1.000000	$ $ $ $ $	1.368734 1.146008 1.104555 1.005558 0.796103	3,010,425.780 3,198,004.000 3,431,452.000 3,918,930.027 1,902,726.726
MidCap Stock Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.258126 1.171625 1.040589 0.802907 1.000000	$ $ $ $ $	1.335380 1.258126 1.171625 1.040589 0.802907	1,379,284.323 1,535,223.000 1,471,094.000 1,575,596.686 857,601.259
Technology Growth Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.053691 1.032968 1.045556 0.704242 1.000000	$ $ $ $ $	1.080591 1.053691 1.032968 1.045556 0.704242	411,102.698 499,041.000 484,458.000 535,884.349 226,689.487

42

Subaccount	Year	1.40%
		Beginning AUV		Ending AUV		# Units
Appreciation Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002 2001	$ $ $ $ $ $	35.168825 34.249546 33.140811 27.812 33.933 37.729	$ $ $ $ $ $	40.306158 35.168825 34.249546 33.140811 27.812 33.933	788,575.077 946,178.000 1,078,182.000 1,203,718.062 1,287,152.473 731,798.395
Developing Leaders Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002 2001	$ $ $ $ $ $	94.774944 91.039643 83.135053 64.177 80.652 86.109	$ $ $ $ $ $	96.760742 94.774944 91.039643 83.135053 64.177 80.652	66,611.595 76,936.000 89,304.000 102,665.847 118,808.669 57,268.440
Growth and Income Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002 2001	$ $ $ $ $ $	29.178756 28.666082 27.111778 21.756 29.595 32.284	$ $ $ $ $ $	32.895597 29.178756 28.666082 27.111778 21.756 29.595	484,707.551 586,839.000 706,302.000 771,900.341 833,823.358 503,479.557
International Equity Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002 2001	$ $ $ $ $ $	23.101628 20.466423 16.710433 11.885 14.381 20.866	$ $ $ $ $ $	28.036634 23.101628 20.466423 16.710433 11.885 14.381	201,039.327 190,530.000 158,242.000 142,361.331 138,700.796 110,400.612
International Value Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002 2001	$ $ $ $ $ $	18.300986 16.614190 14.059011 10.460 12.088 13.994	$ $ $ $ $ $	22.089225 18.300986 16.614190 14.059011 10.460 12.088	320,774.821 359,670.000 370,544.000 355,239.803 353,503.947 170,087.266
Quality Bond Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002 2001	$ $ $ $ $ $	20.25229 20.081126 19.760442 19.122 18.042 17.410	$ $ $ $ $ $	20.752654 20.25229 20.081126 19.760442 19.122 18.042	1,115,399.767 1,361,676.000 1,719,663.000 1,951,639.872 2,265,254.374 1,074,818.006
Dreyfus Stock Index Fund, Inc. – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002 2001	$ $ $ $ $ $	44.108437 42.825485 39.352722 31.161 40.797 48.054	$ $ $ $ $ $	50.115920 44.108437 42.825485 39.352722 31.161 40.797	597,574.721 735,083.000 851,824.000 938,076.588 995,839.139 553,642.667
The Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002 2001	$ $ $ $ $ $	27.103038 26.590087 25.451736 20.523 29.367 40.334	$ $ $ $ $ $	29.124184 27.103038 26.590087 25.451736 20.523 29.367	153,854.662 204,055.000 266,754.000 296,580.120 323,312.675 247,846.709
Core Value Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002 2001	$ $ $ $ $ $	12.760567 12.292854 11.185612 8.851 11.703 11.989	$ $ $ $ $ $	15.248072 12.760567 12.292854 11.185612 8.851 11.703	1,913,691.367 2,262,553.000 2,610,969.000 2,961,976.471 3,170,761.237 1,644,988.805
MidCap Stock Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002 2001	$ $ $ $ $ $	14.485637 13.483092 11.969158 9.231 10.715 10.832	$ $ $ $ $ $	15.382701 14.485637 13.483092 11.969158 9.231 10.715	984.212.009 1,135,340.000 1,272,820.000 1,559,798.923 1,593,930.290 837,658.891

43

Subaccount	Year	1.40% (continued)
		Beginning AUV		Ending AUV		# Units
Technology Growth Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002 2001	$ $ $ $ $ $	6.494902 6.364074 6.438464 4.335 7.274 12.401	$ $ $ $ $ $	6.663957 6.494902 6.364074 6.438464 4.335 7.274	589,483.687 725,916.000 947,014.000 1,011,216.368 1,080,609.769 967,986.322
Transamerica Equity – Initial Class Sub-Account inception May 1, 1998	2006 2005 2004 2003 2002 2001 2000 1999 1998	$ $ $ $ $ $ $ $ $	14.533536 12.645276 11.072522 8.556 11.157 13.736 15.422 11.35 10.00	$ $ $ $ $ $ $ $ $	15.582415 14.533536 12.645276 11.072522 8.556 11.157 13.736 15.422 11.35	1,418,734.009 1,706,680.000 1,944,521.000 2,279,895.239 2,689,539.614 3,352,423.693 3,644,221.142 2,963,758.863 1,634,054.907
Appreciation Portfolio – Initial Class Sub-Account inception April 5, 1993	2006 2005 2004 2003 2002 2001 2000 1999 1998 1997	$ $ $ $ $ $ $ $ $ $	35.641053 34.622873 33.422396 27.969 34.053 38.077 38.862 35.36 27.532 21.802	$ $ $ $ $ $ $ $ $ $	40.942145 35.641053 34.622873 33.422396 27.969 34.053 38.077 38.862 35.36 27.532	2,719,350.369 3,470665.000 4,340,754.000 5,195,190.333 6,064,087.558 7,366,868.292 8,193,471.439 8,513,807.354 8,121,246.029 6,447,159.634
Developing Leaders Portfolio – Initial Class Sub-Account inception January 4, 1993	2006 2005 2004 2003 2002 2001 2000 1999 1998 1997	$ $ $ $ $ $ $ $ $ $	96.076039 92.075988 83.858469 64.569 80.956 87.446 78.255 64.44 67.668 58.773	$ $ $ $ $ $ $ $ $ $	98.325236 96.076039 92.075988 83.858469 64.569 80.956 87.446 78.255 64.44 67.668	665,893.583 820,661.000 1,053,370.000 1,256,012.232 1,495,667.076 1,755,966.852 2,018,390.168 2,096,729.991 2,615,765.058 2,954,842.907
Growth and Income Portfolio – Initial Class Sub-Account inception December 15, 1994	2006 2005 2004 2003 2002 2001 2000 1999 1998 1997	$ $ $ $ $ $ $ $ $ $	29.477130 28.919251 27.287406 21.861 29.686 31.974 33.694 29.23 26.509 23.131	$ $ $ $ $ $ $ $ $ $	33.290226 29.477130 28.919251 27.287406 21.861 29.686 31.974 33.694 29.23 26.509	2,007,269.480 2,501,194.000 3,208,623.000 3,953,385.811 4,679,209.677 5,926,304.581 6,432,258.706 6,548,394.692 7,270,897.396 7,480,387.355
International Equity Portfolio – Initial Class Sub-Account inception December 15, 1994	2006 2005 2004 2003 2002 2001 2000 1999 1998 1997	$ $ $ $ $ $ $ $ $ $	23.415907 20.689400 16.840959 11.951 14.416 20.643 25.038 15.89 15.422 14.267	$ $ $ $ $ $ $ $ $ $	28.474959 23.415907 20.689400 16.840959 11.951 14.416 20.643 25.038 15.89 15.422	1,039,764.625 1,171,431.000 1,341,234.000 1,528,041.258 1,803,441.127 2,253,497.876 2,629,168.557 2,296,712.753 2,456,885.911 2,176,230.247
International Value Portfolio – Initial Class Sub-Account inception May 1, 1996	2006 2005 2004 2003 2002 2001 2000 1999 1998 1997	$ $ $ $ $ $ $ $ $ $	18.346912 16.625294 14.046184 10.445 12.067 14.101 14.846 11.78 10.982 10.244	$ $ $ $ $ $ $ $ $ $	22.181979 18.346912 16.625294 14.046184 10.445 12.067 14.101 14.846 11.78 10.982	810,624.991 927,170.000 972,539.000 983,345.859 1,135,394.813 1,164,395.489 1,377,476.194 1,432,408.023 1,380,692.935 1,047,389.002

44

Subaccount	Year	1.40% (continued)
		Beginning AUV		Ending AUV		# Units
Quality Bond Portfolio – Initial Class Sub-Account inception January 4, 1993	2006 2005 2004 2003 2002 2001 2000 1999 1998 1997	$ $ $ $ $ $ $ $ $ $	20.505219 20.288656 19.903122 19.231 18.095 17.199 15.683 15.88 15.260 14.142	$ $ $ $ $ $ $ $ $ $	21.078909 20.505219 20.288656 19.903122 19.231 18.095 17.199 15.683 15.88 15.260	1,928,763.709 2,466,082.000 3,046,514.000 3,890,535.749 4,901,782.851 4,966,205.213 4,333,498.116 5,010,813.856 5,030,446.431 4,020,220.452
Money Market – Initial Class Sub-Account inception January 4, 1993	2006 2005 2004 2003 2002 2001 2000 1999 1998 1997	$ $ $ $ $ $ $ $ $ $	1.348960 1.332390 1.340330 1.3497 1.349 1.316 1.258 1.22 1.175 1.132	$ $ $ $ $ $ $ $ $ $	1.391426 1.348960 1.332390 1.340330 1.3497 1.349 1.316 1.258 1.22 1.175	32,839,018.722 35,907,831.000 40,261,346.000 53,137,961.912 77,153,614.929 81,225,135.541 59,855,370.259 64,761,299.670 53,939,642.196 42,660,950.364
Dreyfus Stock Index Fund, Inc. – Initial Class Sub-Account inception January 4, 1993	2006 2005 2004 2003 2002 2001 2000 1999 1998 1997	$ $ $ $ $ $ $ $ $ $	44.692069 43.285226 39.671542 31.34 40.930 47.264 52.828 44.42 35.128 26.791	$ $ $ $ $ $ $ $ $ $	50.907734 44.692069 43.285226 39.671542 31.34 40.930 47.264 52.828 44.42 35.128	2,061,312.563 2,516,402.000 3,149,253.000 3,648,176.310 4,126,592.432 5,101,627.890 5,610,267.635 5,113,716.960 4,443,711.383 3,357,236.245
The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Class Sub-Account inception October 7, 1993	2006 2005 2004 2003 2002 2001 2000 1999 1998 1997	$ $ $ $ $ $ $ $ $ $	27.467342 26.878966 25.662502 20.651 29.472 38.602 43.996 34.30 26.879 21.221	$ $ $ $ $ $ $ $ $ $	29.581501 27.467342 26.878966 25.662502 20.651 29.472 38.602 43.996 34.30 26.879	909,845.859 1,125,864.000 1,388,317.000 1,679,623.544 2,085,657.987 2,795,959.566 3,085,982.201 2,399,067.265 1,744,708.001 1,335,814.063
Core Value Portfolio – Initial Class Sub-Account inception May 1, 1998	2006 2005 2004 2003 2002 2001 2000 1999 1998	$ $ $ $ $ $ $ $ $	12.831642 12.340986 11.213553 8.854 11.703 12.120 10.967 9.29 10.00	$ $ $ $ $ $ $ $ $	15.350987 12.831642 12.340986 11.213553 8.854 11.703 12.120 10.967 9.29	1,668,932.256 2,014,296.000 2,409,688.000 2,399,640.235 2,611,095.265 2,768,228.725 1,671,632.569 618,554.557 95,759.521
MidCap Stock Portfolio – Initial Class Sub-Account inception May 1, 1998	2006 2005 2004 2003 2002 2001 2000 1999 1998	$ $ $ $ $ $ $ $ $	14.615194 13.574236 12.024296 9.256 10.726 11.244 10.529 9.63 10.00	$ $ $ $ $ $ $ $ $	15.530866 14.615194 13.574236 12.024296 9.256 10.726 11.244 10.529 9.63	1,788,353.701 2,244,785.000 2,549,132.000 2,733,761.281 2,754,004.474 2,863,076.333 2,352,335.934 677,575.571 467,292.833
Technology Growth Portfolio – Initial Class Sub-Account inception October 1, 1999	2006 2005 2004 2003 2002 2001 2000 1999	$ $ $ $ $ $ $ $	6.590565 6.437911 6.498373 4.365 7.305 11.078 15.383 10.00	$ $ $ $ $ $ $ $	6.778873 6.590565 6.437911 6.498373 4.365 7.305 11.078 15.383	3,161,588.743 3,927,283.000 5,095,148.000 6,009,063.878 6,505,016.042 8,574,826.108 9,024,925.748 2,898,342.133

45

Subaccount	Year	1.30%
		Beginning AUV		Ending AUV		# Units
Transamerica Equity – Initial Class Sub-Account inception May 1, 1998	2006 2005 2004 2003 2002	$ $ $ $ $	1.436101 1.248282 1.091940 0.842931 1.000000	$ $ $ $ $	1.541267 1.436101 1.248282 1.091940 0.842931	113,676.706 72,960.000 47,357.000 43,548.632 55,649.635
Appreciation Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.061961 1.033187 0.998754 0.837329 1.000000	$ $ $ $ $	1.218288 1.061961 1.033187 0.998754 0.837329	2,695,398.530 3,041,573.000 3,211,030.000 3,442,054.087 1,152,464.949
Developing Leaders Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.109241 1.064476 0.971085 0.748900 1.000000	$ $ $ $ $	1.133591 1.109241 1.064476 0.971085 0.748900	601,316.426 671,516.000 662,380.000 597,001.992 265,683.254
Growth and Income Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.050136 1.030669 0.973826 0.780676 1.000000	$ $ $ $ $	1.185061 1.050136 1.030669 0.973826 0.780676	451,803.920 566,172.000 576,194.000 666,792.985 480,758.647
International Equity Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.564621 1.384779 1.129519 0.802572 1.000000	$ $ $ $ $	1.900731 1.564621 1.384779 1.129519 0.802572	188,094.544 154,923.000 134,601.000 154,826.113 62,516.133
International Value Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.406073 1.275222 1.078034 0.801301 1.000000	$ $ $ $ $	1.698797 1.406073 1.275222 1.078034 0.801301	386,132.186 403,033.000 392,995.000 432,606.442 197,462.003
Quality Bond Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.109887 1.099429 1.080807 1.044870 1.000000	$ $ $ $ $	1.138430 1.109887 1.099429 1.080807 1.044870	3,616,035.980 4,195,283.000 4,757,185.000 5,082,325.772 1,960,946.036
Money Market Portfolio – Initial Class Sub-Account inception January 4, 1993	2006 2005 2004 2003 2002	$ $ $ $ $	1.0027640 0.989478 0.994396 1.000352 1.000000	$ $ $ $ $	1.035356 1.0027640 0.989478 0.994396 1.000352	758,300.759 523,734.000 518,366.000 818,219.148 385,823.081
Dreyfus Stock Index Fund, Inc. – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.149142 1.114620 1.023219 0.809430 1.000000	$ $ $ $ $	1.306942 1.149142 1.114620 1.023219 0.809430	2,708,040.028 2,723,433.000 2,767,334.000 2,406,711.640 871,193.095
The Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	0.998515 0.978656 0.935828 0.753859 1.000000	$ $ $ $ $	1.074032 0.998515 0.978656 0.935828 0.753859	159,276.298 157,734.000 232,538.000 215,521.606 95,486.763
Core Value Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.152258 1.108933 1.008051 0.796894 1.000000	$ $ $ $ $	1.378233 1.152258 1.108933 1.008051 0.796894	1,792,437.255 2,073,521.000 2,195,500.000 2,193,220.004 983,770.185
MidCap Stock Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.264968 1.176271 1.043162 0.803700 1.000000	$ $ $ $ $	1.344626 1.264968 1.176271 1.043162 0.803700	873,328.659 992,114.000 1,028,138.000 912,997.391 535,717.020
Technology Growth Portfolio – Service Class Sub-Account inception January 22, 2001	2006 2005 2004 2003 2002	$ $ $ $ $	1.059442 1.037076 1.048150 0.704948 1.000000	$ $ $ $ $	1.088089 1.059442 1.037076 1.048150 0.704948	136,396.712 220,934.000 262,023.000 172,388.483 93,573.701

46

FINANCIAL STATEMENTS AND SCHEDULES – STATUTORY BASIS

Transamerica Occidental Life Insurance Company

Years Ended December 31, 2006, 2005, and 2004

Transamerica Occidental Life Insurance Company

Financial Statements and Schedules – Statutory Basis

Years Ended December 31, 2006, 2005, and 2004

Report of Independent Registered Public Accounting Firm

The Board of Directors

Transamerica Occidental Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of Transamerica Occidental Life Insurance Company (an indirect wholly owned subsidiary of AEGON N.V.) as of December 31, 2006 and 2005, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2006. Our audit also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles also are described in Note 1. The effects on the financial statement of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Transamerica Occidental Life Insurance Company at December 31, 2006 and 2005, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2006.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Occidental Life Insurance Company at December 31, 2006 and 2005, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2006, in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 3 to the financial statements, in 2006 Transamerica Occidental Life Insurance Company changed its accounting for investments in certain low income housing tax credit properties. Also, as discussed in Note 3 to the financial statements, in 2005 Transamerica Occidental Life Insurance Company changed its accounting for investment in subsidiary, controlled and affiliated entities as well as its accounting for transfers and servicing of financial assets and extinguishments of liabilities.

/s/ Ernst & Young LLP

Des Moines, Iowa

March 13, 2007

Transamerica Occidental Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

	December 31
	2006	2005
Admitted assets
Cash and invested assets:
Bonds:
Affiliated entities	$273,716	$—
Unaffiliated	16,488,866	17,972,061
Preferred stocks:
Affiliated entities	9,452	54,781
Unaffiliated	718,501	75,944
Common stocks:
Affiliated entities (cost: 2006 – $974,175; 2005 – $839,988)	1,460,978	1,003,854
Unaffiliated (cost: 2006 – $221,815; 2005 – $212,841)	255,727	241,483
Mortgage loans on real estate	4,332,562	4,375,864
Real estate, at cost (land)	186	186
Properties held for sale	8,685	14,355
Policy loans	387,465	386,595
Cash, cash equivalents and short-term investments	280,875	355,844
Receivables for securities	70,259	—
Other invested assets	1,580,243	1,207,896

Total cash and invested assets	25,867,515	25,688,863
Net deferred income tax asset	99,886	99,060
Accrued investment income	308,326	309,475
Premiums deferred and uncollected	324,557	335,856
Reinsurance receivable	196,663	134,072
Receivable from parent, subsidiaries and affiliates	506,949	328,020
Accounts receivable	44,374	110,900
General agents pension fund	73,036	71,632
Reinsurance deposit receivable	112,956	105,814
Goodwill	78,993	—
Other admitted assets	155,145	154,012
Separate account assets	2,575,661	2,827,671

Total admitted assets	$30,344,061	$30,165,375

	December 31
	2006	2005
Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$7,717,859	$7,441,326
Annuity	4,834,728	4,941,968
Accident and health	190,440	165,926
Liability for deposit-type contracts	9,230,957	9,365,106
Policy and contract claim reserves:
Life	227,839	225,949
Accident and health	74,552	84,745
Other policyholders’ funds	15,080	15,890
Municipal reverse repurchase agreements	455,262	715,012
Remittances and items not allocated	255,811	246,312
Borrowed money	312,669	–
Asset valuation reserve	533,632	379,661
Interest maintenance reserve	228,882	250,908
Funds held under coinsurance and other reinsurance treaties	189,081	439,410
Reinsurance in unauthorized reinsurers	31,481	22,399
Commissions and expense allowances payable on reinsurance assumed	72,918	61,366
Federal and foreign income taxes payable	66,303	88,933
Payable to affiliates	157,228	—
Payable for securities	1,359	18,739
Securities lending liability	72,132	67,555
Transfers from separate accounts due or accrued	(71,838)	(26,414)
Other liabilities	354,633	291,746
Separate account liabilities	2,500,905	2,758,083

Total liabilities	27,451,913	27,554,620
Capital and surplus:
Common stock, $12.50 per share par value, 4,000,000 shares authorized, 1,104,117 issued and outstanding at December 31, 2006 and 1,103,467 issued and outstanding at December 31, 2005	13,802	13,793
Preferred stock, $12.50 per share par value, 1,103,466 shares authorized, 1,103,466 issued and outstanding (total liquidation value - $825,000)	13,793	13,793
Surplus notes	—	200,000
Paid-in surplus	1,673,875	1,673,294
Unassigned surplus	1,190,678	709,875

Total capital and surplus	2,892,148	2,610,755

Total liabilities and capital and surplus	$30,344,061	$30,165,375

See accompanying notes.

Transamerica Occidental Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2006	2005	2004
Revenues:
Premiums and other considerations, net of reinsurance:
Life	$1,346,295	$1,475,919	$726,451
Annuity	542,149	515,152	632,158
Accident and health	75,728	50,035	50,258
Net investment income	1,376,785	1,317,883	1,483,844
Amortization of interest maintenance reserve	21,349	22,025	19,958
Commissions and expense allowances on reinsurance ceded	(337,913)	64,089	636,706
Income from fees associated with investment management, administration and contract guarantees for separate accounts	22,237	25,228	29,275
Modified coinsurance reserve adjustment	(179,964)	(184,964)	(196,010)
Consideration on reinsurance recapture	955,428	413,911	1,497,553
Other income	173,616	34,814	89,457

	3,995,710	3,734,092	4,969,650
Benefits and expenses:
Benefits paid or provided for:
Life and accident and health	874,862	757,001	661,558
Surrender benefits	911,212	841,440	978,482
Other benefits	1,060,405	920,861	497,291
Increase (decrease) in aggregate reserves for policies and contracts:
Life	1,205,012	750,331	233,740
Annuity	(107,240)	(31,428)	162,514
Accident and health	24,514	28,905	29,558

	3,968,765	3,267,110	2,563,143
Insurance expenses:
Commissions	666,668	833,417	613,509
General insurance expenses	233,280	256,498	222,871
Taxes, licenses and fees	46,293	52,309	45,496
Net transfer from separate accounts	(221,422)	(256,274)	(201,061)
Modified coinsurance interest adjustment	(303,164)	(190,732)	(197,519)
Reinsurance reserve recapture	—	—	1,488,718
Other	68,947	3,596	(40,504)

	490,602	698,814	1,931,510

Total benefits and expense	4,459,367	3,965,924	4,494,653

Gain (loss) from operations before dividends to policyholders, federal income tax expense (benefit) and net realized capital gains (losses) on investments	(463,657)	(231,832)	474,997

Transamerica Occidental Life Insurance Company

Statements of Operations – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2006	2005	2004
Dividends to policyholders	$14,298	$15,290	$17,017
Gain (loss) from operations before federal income tax expense (benefit) and net realized capital gains (losses) on investments	(477,955)	(247,122)	457,980
Federal income tax expense (benefit)	10,624	168,714	(39,627)

Gain (loss) from operations before net realized capital gains (losses) on investments	(488,579)	(415,836)	497,607
Net realized capital gains on investments (net of related federal income taxes and amounts transferred from/to interest maintenance reserve)	27,242	36,471	33,241

Net income (loss)	$(461,337)	$(379,365)	$530,848

See accompanying notes.

Transamerica Occidental Life Insurance Company

Statements of Changes in Capital

and Surplus – Statutory Basis

(Dollars in Thousands)

	Common Stock	Preferred Stock	Surplus Notes	Paid-in Surplus	Unassigned Surplus	Total Capital and Surplus
Balance at January 1, 2004	$13,793	$13,793	$200,000	$1,168,279	$755,916	$2,151,781
Capital contribution	—	—	—	500,000	—	500,000
Net income	—	—	—	—	530,848	530,848
Change in non-admitted assets	—	—	—	—	(103,376)	(103,376)
Change in unrealized capital gains/losses	—	—	—	—	(273,795)	(273,795)
Change in asset valuation reserve	—	—	—	—	(67,437)	(67,437)
Change in liability for reinsurance in unauthorized companies	—	—	—	—	(13,651)	(13,651)
Change in surplus in separate accounts	—	—	—	—	(27,670)	(27,670)
Change in net deferred income tax asset	—	—	—	—	65,212	65,212
Change in surplus due to reinsurance	—	—	—	—	(21,742)	(21,742)
Contributed surplus related to stock appreciation rights plan of indirect parent	—	—	—	1,891	—	1,891

Balance at December 31, 2004	13,793	13,793	200,000	1,670,170	844,305	2,742,061
Net loss	—	—	—	—	(379,365)	(379,365)
Change in non-admitted assets	—	—	—	—	96,536	96,536
Change in unrealized capital gains/losses	—	—	—	—	36,624	36,624
Change in asset valuation reserve	—	—	—	—	(104,593)	(104,593)
Change in liability for reinsurance in unauthorized companies	—	—	—	—	26,662	26,662
Cumulative effect of change in accounting principles	—	—	—	—	44,010	44,010
Change in surplus in separate accounts	—	—	—	—	9,528	9,528
Change in net deferred income tax asset	—	—	—	—	(55,353)	(55,353)
Correction of errors	—	—	—	—	(11,748)	(11,748)
Change in surplus due to reinsurance	—	—	—	—	503,269	503,269
Dividend to stockholder	—	—	—	—	(300,000)	(300,000)
Contributed surplus related to stock appreciation rights plan of indirect parent	—	—	—	3,124	—	3,124

Balance at December 31, 2005	$13,793	$13,793	$200,000	$1,673,294	$709,875	$2,610,755

Transamerica Occidental Life Insurance Company

Statements of Changes in Capital

and Surplus – Statutory Basis (continued)

(Dollars in Thousands)

	Common Stock	Preferred Stock	Surplus Notes	Paid-in Surplus	Unassigned Surplus	Total Capital and Surplus
Balance at December 31, 2005	$13,793	$13,793	$200,000	$1,673,294	$709,875	$2,610,755
Cumulative effect of change in accounting principles					303	303
Net loss	—	—	—	—	(461,337)	(461,337)
Change in non-admitted assets	—	—	—	—	(61,645)	(61,645)
Change in unrealized capital gains/losses	—	—	—	—	391,583	391,583
Change in asset valuation reserve	—	—	—	—	(153,971)	(153,971)
Change in liability for reinsurance in unauthorized companies	—	—	—	—	(9,082)	(9,082)
Change in surplus in separate accounts	—	—	—	—	5,492	5,492
Change in net deferred income tax asset	—	—	—	—	88,455	88,455
Change in surplus due to reinsurance	—	—	—	—	735,082	735,082
Redemption of surplus note	—	—	(200,000)	—	—	(200,000)
Dividend to stockholder	—	—	—	—	(54,068)	(54,068)
Dissolution of subsidiary – Ammest	9	—	—	—	(9)	—
Contributed surplus related to stock appreciation rights plan of indirect parent	—	—	—	581	—	581

Balance at December 31, 2006	$13,802	$13,793	$—	$1,673,875	$1,190,678	$2,892,148

See accompanying notes.

Transamerica Occidental Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2006	2005	2004
Operating activities
Premiums collected, net of reinsurance	$1,968,614	$1,973,281	$1,282,799
Net investment income received	1,442,207	1,332,223	1,438,121
Miscellaneous income	1,186,448	715,533	2,207,477
Benefit and loss related payments	(2,869,880)	(2,180,095)	(872,813)
Net transfers from separate accounts	535,844	691,900	232,462
Commissions, expenses paid and aggregate write-ins for deductions	(744,092)	(894,807)	(728,635)
Dividends paid to policyholders	(16,214)	(15,867)	(17,322)
Federal and foreign income taxes received (paid)	(61,106)	(102,524)	108,383

Net cash provided by (used in) operating activities	1,441,821	1,519,644	3,650,472
Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	10,378,115	6,826,389	5,656,334
Stocks	948,031	132,636	101,622
Mortgage loans	875,037	910,676	483,265
Real estate and properties held for sale	12,884	—	—
Other invested assets	174,310	175,925	248,602
Miscellaneous proceeds	16,045	12,679	12,892

Total investment proceeds	12,404,422	8,058,305	6,502,715
Cost of investments acquired:
Bonds	(9,795,370)	(7,580,059)	(7,798,849)
Stocks	(1,089,068)	(128,267)	(188,934)
Mortgage loans	(838,014)	(2,178,051)	(964,445)
Real estate and properties held for sale	(207)	(10)	—
Other invested assets	(419,214)	(273,159)	(322,419)
Miscellaneous applications	(87,870)	(83,107)	(483,365)

Total cost of investments acquired	(12,229,743)	(10,242,653)	(9,758,012)
Net (increase) decrease in policy loans	(1,878)	718	3,294

Net cost of investments acquired	(12,231,621)	(10,241,935)	(9,754,718)

Net cash provided by (used in) investing activities	172,801	(2,183,630)	(3,252,003)

Transamerica Occidental Life Insurance Company

Statements of Cash Flow – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2006	2005	2004
Financing and miscellaneous activities
Repayments of surplus and capital notes	$(200,000)	$—	$—
Capital contribution	—	—	500,000
Net borrowed funds received (repaid)	311,251	—	(141,300)
Net deposits on deposit-type contracts and other insurance liabilities	(584,157)	1,557,088	1,394,321
Dividends to stockholder	(54,068)	(300,000)	—
Funds held in reinsurance treaties with unauthorized companies	(241,981)	(54,950)	(600,310)
Funds held under coinsurance	(8,348)	(5,849)	(1,619,452)
Transfer due to reinsurance novation to subsidiary	(1,004,909)	—	—
Other cash provided (applied)	92,621	(555,152)	(105,787)

Net cash provided by (used in) financing and miscellaneous activities	(1,689,591)	641,137	(572,528)

Net decrease in cash, cash equivalents and short-term investments	(74,969)	(22,849)	(174,059)
Cash, cash equivalents and short-term investments:
Beginning of year	355,844	378,693	552,752

End of year	$280,875	$355,844	$378,693

Non-cash proceeds:
Mortgage loan transferred to real estate	$—	$14,345	$—

See accompanying notes.

Transamerica Occidental Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

1. Organization and Summary of Significant Accounting Policies

Transamerica Occidental Life Insurance Company (the Company) is a stock life insurance company domiciled in Iowa. The Company is a wholly-owned subsidiary of Transamerica Service Company, which is an indirect wholly-owned subsidiary of Transamerica Corporation (Transamerica). Transamerica is a wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

Nature of Business

The Company provides life insurance, pension and annuity products, reinsurance, structured settlements and investment products which are distributed through a network of independent and company-affiliated agents and independent brokers. The Company’s customers are primarily in the United States and the Company’s products are distributed in 49 states and the District of Columbia.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from U.S. generally accepted accounting principles (GAAP). The more significant variances from GAAP are:

Investments: Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income for those designated as available-for-sale. Fair value for statutory purposes is based on the price published by the Securities Valuation Office of the NAIC (SVO), if available, whereas fair value for GAAP is based on quoted market prices.

Transamerica Occidental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to fair value. If high credit quality securities are adjusted, the retrospective method is used.

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Derivative transactions used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, all derivatives are reported on the balance sheet at fair value, the effective and ineffective portions of a single hedge are accounted for separately, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, the change in fair value for cash flow hedges is credited or charged directly to unassigned surplus rather than to income as required for fair value hedges.

Derivative instruments are also used in replication transactions. In these transactions, the derivative is valued in a manner consistent with the cash investment and replicated asset. For GAAP, the derivative is reported at fair value with changes in fair value reported in income.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses on a statutory basis include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

Transamerica Occidental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the “interest maintenance reserve” (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The “asset valuation reserve” (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in

Transamerica Occidental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

Separate Accounts with Guarantees: Some of the Company’s separate accounts provide policyholders with a guaranteed return. These separate accounts are included in the general account for GAAP due to the nature of the guaranteed return.

Nonadmitted Assets: Certain assets designated as “nonadmitted”, primarily deferred tax assets and general agents pension fund, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent that those assets are not impaired.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Interest on these policies is reflected in other benefits. Under GAAP, for universal life, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance: Any reinsurance balance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Transamerica Occidental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Deferred Income Taxes: Deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carry-backs for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within one year of the balance sheet date or 10 percent of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities. The remaining deferred income tax assets are nonadmitted. Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in future years, and a valuation allowance is established for deferred income tax assets not expected to be realizable.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed annual statement excluding electronic data processing equipment, operating system software, net deferred income tax assets and net positive goodwill. Excess goodwill is nonadmitted. Goodwill is amortized over ten years. Under GAAP, goodwill is not amortized but is assessed for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies.

Surplus Notes: Surplus notes are reported as capital and surplus rather than as liabilities.

Preferred Stock: The preferred stock of the Company, which is mandatorily redeemable, is classified by the Company as capital and surplus. The unconditional obligation requiring the Company to redeem the stock at a specified date would require that the Company classify the stock as a liability for GAAP purposes.

Transamerica Occidental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

Statements of Cash Flow: Cash, cash equivalents, and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

Other significant accounting practices are as follows:

Investments

Investments in bonds, except those to which the SVO has ascribed a designation of an NAIC 6, are reported at amortized cost using the interest method.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments, except for those with an NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

Investments in both affiliated and unaffiliated redeemable preferred stocks in good standing are reported at cost or amortized cost. Investments in redeemable preferred stocks not in good standing are reported at the lower of cost, amortized cost or fair value as determined by the SVO and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Non-redeemable preferred stocks are reported at fair value or lower of cost or fair value as determined by the SVO and the related net unrealized gains (losses) are reported in unassigned surplus along with any adjustment for federal taxes.

Transamerica Occidental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

Beginning in 2006, hybrid securities, not classified as debt by the SVO, are reported as preferred stock. Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. As a result, $584,551 securities previously classified as bonds by the Company have been reclassified as preferred stock as of December 31, 2006. Although the classification has changed, these hybrid securities continue to meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost based upon their NAIC rating. A corresponding reclassification was not made as of December 31, 2005.

Common stocks of unaffiliated companies, which include shares of mutual funds, are reported at fair value as determined by the SVO and the related unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

The Company’s insurance subsidiaries are reported at their underlying statutory equity plus the admitted portion of goodwill. Common stocks of noninsurance subsidiaries are accounted for based on audited GAAP equity. All other noninsurance subsidiaries are accounted for based on audited GAAP equity. The net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses.

There are no restrictions on common or preferred stock.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other than temporary; the mortgage loan is written down to realizable value and a realized loss is recognized.

Policy loans are reported at unpaid principal balances and other “admitted assets” are valued principally at cost.

Transamerica Occidental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

The Company has minor ownership interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying GAAP equity of the investee. The Company did not recognize any impairment write-down for its investments in joint ventures or limited partnerships during the years ended December 31, 2006, 2005 or 2004.

Real estate held for the production of income is reported at depreciated cost net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

Investments in Low Income Housing Tax Credit (LIHTC) Properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company.

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or on real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 2006 and 2005 the Company excluded investment income due and accrued of $58 and $41, respectively, with respect to such practices.

Investments are reviewed on an ongoing basis for impairment. If this review indicates a decline in fair value that is other than temporary, the carrying amounts of the investment is reduced to its fair value, and a specific writedown is taken. Such reductions in carrying amounts are recognized as realized losses on investments.

Transamerica Occidental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

Derivative Instruments

Swaps that are designated in hedging relationships and meet hedge accounting rules are carried in a manner consistent with the hedged item, generally amortized cost, on the financial statements with any premium or discount amortized into income over the life of the contract. For foreign currency swaps, the foreign currency translation adjustment is recorded as unrealized gain/loss in unassigned surplus. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Options are marked to fair value in the balance sheet and the fair value adjustment is recorded in unassigned surplus. Futures are marked to market on a daily basis and a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

Capped floating rate commercial mortgage loans and interest rate caps that meet hedge accounting rules and are carried at amortized cost in the financial statements. Gains or (losses) upon an early termination would be reflected in the IMR similar to the hedged instrument.

A replication transaction is a derivative transaction, generally a credit default swap, entered into in conjunction with a cash instrument that is used to reproduce the investment characteristics of an otherwise permissible investment. For replication transactions, a premium is received by the Company on a periodic basis and recognized in investment income as earned. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional of the contract will be made by the Company and recognized as a capital loss. The Company complies with the specific rules established in AVR for replication transactions.

Transamerica Occidental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

The Company utilizes forward –starting swaps as hedges for forecasted asset purchases. The accrual of income for forward-starting interest rate swaps begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life. If the forecasted transaction no longer qualifies for hedge accounting or if the forecasted transaction is no longer probable of occurring, the forward-starting swap will cease to be valued at amortized cost and will be marked to fair value through unassigned surplus.

The Company may issue foreign denominated assets or liabilities and use forward rate agreements to hedge foreign currency risk associated with these products. These forward agreements are marked to fair value based on the current forward rate on the financial statements and cash payments and/or receipts are recognized as realized gain or losses.

The carrying value of derivative instruments is reflected in either the other invested assets or the other liabilities line within the balance sheet, depending upon the net balance of the derivatives as of the end of the reporting period. As of December 31, 2006 and 2005, derivatives in the amount of $34,389 and $17,011, respectively, were reflected in the other liabilities line within the financial statements.

For dollar reverse repurchase agreements, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. Cash received as collateral will be invested as needed or used for general corporate purposes of the Company.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and revenues are recognized over the premium paying periods of the related policies. Consideration received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium revenue.

Transamerica Occidental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables based on statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law.

The Company waives deduction of deferred fractional premiums upon death and refunds portions of premiums beyond the date of death. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioners’ Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.25 to 6.00 percent and are computed principally on the Net Level Premium Valuation and the Commissioners’ Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners’ Reserve Valuation Method.

Deferred annuity reserves are calculated according to the Commissioners’ Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 2.00 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed investment contracts (GICs) and funding agreements classified as life-type contracts as defined in Statement of Statutory Accounting Principle (SSAP) No. 50, Classifications and Definitions of Insurance or Managed Care Contracts In Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement options, on a change in fund basis, according to the Commissioners’ Annuity Reserve Valuation Method.

Transamerica Occidental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required midterminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements and other annuity contracts. Deposits and withdrawals received on these contracts are recorded as an increase or decrease directly to the liability balance, and are not reported as premiums, benefits or changes in reserve in the statement of operations.

The Company issues funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees. However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals. These contracts are classified as deposit-type contracts in accordance with SSAP No. 50.

Municipal Reverse Repurchase Agreements

Municipal reverse repurchase agreements are investment contracts issued to municipalities that pay either a fixed or floating rate of interest on the guaranteed deposit balance. The floating interest rate is based on a market index. The related liabilities are equal to the policyholder deposit and accumulated interest on the contract.

The Company enters into municipal reverse repurchase agreements for which it requires a minimum of 95% of the fair value of the securities transferred to be maintained as collateral.

Transamerica Occidental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

Separate Accounts

Assets held in trust for purchases of variable annuity contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at fair value. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The Company received variable contract premiums of $30,023, $34,812, and $30,252 in 2006, 2005, and 2004, respectively. In addition, the Company received $22,237, $25,228, and $29,275 in 2006, 2005, and 2004, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus and will be amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.

Stock Option Plan and Stock Appreciation Rights Plans

Prior to 2002 and in 2005 and 2006, AEGON N.V. sponsored a stock option plan for eligible employees of the Company. Pursuant to the plan, the option price at the date of grant is equal to the market value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to unassigned surplus.

Transamerica Occidental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

1. Organization and Summary of Significant Accounting Policies (continued)

The Company’s employees participate in various stock appreciation rights (SAR) plans issued by the Company’s indirect parent. In accordance with SSAP No. 13, Stock Options and Stock Purchase Plans, the expense related to these plans for the Company’s employees has been charged to the Company, with an offsetting amount credited to capital and surplus. The Company recorded an expense of $274, $2,691, and $1,891 for the years ended December 31, 2006, 2005, and 2004, respectively. In addition, the Company recorded an adjustment to paid-in surplus for the income tax effect related to these plans over and above the amount reflected in the statement of operations in the amount of $307, $433 and $0, for years ended December 31, 2006, 2005, and 2004, respectively.

Reclassifications

Certain reclassifications have been made to the 2005 and 2004 financial statements to conform to the 2006 presentation.

2. Prescribed and Permitted Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. The Insurance Division, Department of Commerce, of the State of Iowa recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting financial condition and results of operations of an insurance company, and for determining its solvency under the Iowa Insurance Law.

The NAIC’s Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of Iowa. The State of Iowa has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to reserve credits with respect to secondary guarantee reinsurance treaties. As prescribed by Iowa Administrative Code 191-17.3(2), the commissioner found that the Company is entitled to take reserve credit for such a reinsurance contract in the amount equal to the portion of total reserves attributable to the secondary guarantee, whereas this type of reinsurance does not meet the specific requirements of SSAP No. 61, Life, Deposit-Type and Accident and Health Reinsurance and Appendix A-791 of the NAIC SAP.

Transamerica Occidental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

2. Prescribed and Permitted Statutory Accounting Practices (continued)

The Company, with the explicit permission of the Deputy Commissioner of Insurance of the State of Iowa, records the value of its wholly owned foreign life subsidiary, Transamerica Life (Bermuda), Ltd. (TLB), based upon audited statutory equity rather than audited GAAP equity adjusted to a statutory basis of accounting, utilizing adjustments as outlined in SSAP No. 88 – Investments in Subsidiary, Controlled, and Affiliated Entities, paragraph 9. If TLB was valued based upon GAAP equity adjusted to a statutory basis, surplus would increase by $614 as of December 31, 2006.

A reconciliation of the Company’s net income and capital and surplus between NAIC SAP and practices prescribed and permitted by the State of Iowa is shown below:

	2006	2005	2004
Net income (loss), State of Iowa basis	$(461,337)	$(379,365)	$530,848
State prescribed practice for secondary guarantee reinsurance	—	—	—
State permitted practice for valuation of foreign life subsidiaries	—	—	—

Net income (loss), NAIC SAP	$(461,337)	$(379,365)	$530,848

Statutory surplus, State of Iowa basis	$2,892,148	$2,610,755	$2,742,061
State prescribed practice for secondary guarantee reinsurance	(1,239,657)	(324,210)	—
State permitted practices for value of wholly-owned foreign life subsidiary	614	—	—

Statutory surplus, NAIC SAP	$1,653,105	$2,286,545	$2,742,061

Transamerica Occidental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

3. Accounting Changes and Correction of Errors

Effective January 1, 2006, the Company adopted SSAP No. 93, Accounting for Low Income Housing Tax Credit Property Investments. This statement established statutory accounting principles for investments in federal and certain state sponsored Low Income Housing Tax Credit (LIHTC) properties. SSAP No. 93 states that LIHTC investments shall be initially recorded at cost and amortized based on the proportion of tax benefits received in the current year to the total estimated tax benefits to be allocated to the investor. Prior to 2006, the Company’s investments in LIHTC investments were reported in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies and SSAP No. 88, Investments in Subsidiary, Controlled and Affiliated Entities and carried at audited GAAP equity. The cumulative effect is the difference between the audited GAAP equity amount at December 31, 2005 and the amortized cost assuming the new accounting principles had been applied retroactively for prior periods. As a result of the change, the Company reported a cumulative effect of a change of accounting principle that increased unassigned surplus by $303 at January 1, 2006.

Effective January 1, 2005, the Company adopted SSAP No. 88, Investments in Subsidiary, Controlled, and Affiliated Entities. According to SSAP No. 88, noninsurance subsidiaries are carried at audited GAAP equity. Prior to 2005, the Company's investments in noninsurance entities were reported in accordance with SSAP No. 46 and carried at statutory equity. The cumulative effect is the difference between the amount of capital and surplus that would have been reported on January 1, 2005 if the new accounting principles had been applied retroactively for prior periods. As a result of the change, the Company reported a cumulative effect of a change of accounting principle, which increased unassigned surplus, by $44,010 in 2005.

Effective January 1, 2005, the Company adopted SSAP No. 91, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. SSAP No. 91 addresses, among other things, the criteria that must be met in order to account for certain asset transfers as sales rather than collateralized borrowings. Transactions impacted by SSAP No. 91 that the Company engaged in include securities lending, repurchase and reverse repurchase agreements and dollar reverse repurchase agreements. In accordance with SSAP No. 91, if specific criteria are met, reverse repurchase agreements and dollar reverse repurchase agreements are accounted for as collateralized borrowings, and repurchase agreements accounted for as collateralized lending. The cumulative effect of the adoption of this SSAP is the difference between the amount of capital and surplus that would have been reported on January 1, 2005 if the new accounting principles had been applied retroactively for prior periods. This change of accounting principle had no impact on unassigned surplus as of January 1, 2005.

Transamerica Occidental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

3. Accounting Changes and Correction of Errors (continued)

During 2005, the Company received a “no objection” review from the Insurance Division, Department of Commerce, of the State of Iowa for correction of errors relating to the establishment of an immediate payment of claims liability and the impact of using the appropriate net premium in the valuation of certain traditional reserves.

The net impact to 2005 surplus was composed of the following items:

Increase reserves on traditional life and universal life policies issued prior to January 1, 1995, to include a reserve for Immediate Payment of Claims (previously there was no IPC reserve on this block)	$(50,380)
Increase in surplus relating to the use of the appropriate net premium in calculating due and deferred premium	38,632

Net decrease credited directly to unassigned surplus	($11,748)

The Company moved to a continuous reserve basis from a mean reserve basis during 2005 in calculating the reserve for term policies with yearly renewable term reinsurance issued July 1, 2000 and later, which resulted in the elimination of the deferred premium asset associated with this reserve. During the conversion, the Company discovered an error in the calculation of the associated due and deferred premium. The corrected deferred premium asset on this block of business was $26,076 as of December 31, 2004.

4. Fair Values of Financial Instruments

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash, cash equivalents and short-term investments: The carrying amounts reported in the statutory-basis balance sheet for these instruments approximate their fair values.

Investment securities: Fair values for investment securities are based on unit prices published by the SVO or, in the absence of SVO published unit prices or when amortized cost is used by the SVO as the unit price, quoted market prices by other third party organizations, where available.

Transamerica Occidental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

4. Fair Values of Financial Instruments (continued)

For fixed maturity securities, including preferred stock, not actively traded, fair values are estimated using values obtained from independent pricing services, or, in the case of private placements, are estimated by discounting the expected future cash flows using current market rates applicable to the yield, credit quality, and maturity of the investments.

Mortgage loans on real estate and policy loans: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans is assumed to equal their carrying amount.

Interest rate floors, caps, swaps, and swaptions and currency swaps: Estimated fair value of interest rate floors and caps are based upon the latest quoted market price. Estimated fair value of swaps, including interest rate swaps and swaptions and currency swaps, are based upon the pricing differential as of the balance sheet date for similar swap agreements. The carrying value of these items is included with other invested assets on the balance sheet.

Credit default swaps: Estimated fair value of credit default swaps are based upon the pricing differential as of the balance sheet date for similar swap agreements.

Separate account assets: The fair value of separate account assets are based on quoted market prices.

Investment contracts: Fair values for the Company’s liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Separate account annuity liabilities: The fair value for certain separate account annuity liabilities included in the total herein approximates the market value of the separate account assets, while the fair value for other separate account annuity liabilities is estimated using discounted cash flow calculations.

Surplus notes and borrowed money: Fair values for surplus notes and borrowed money are estimated using discounted cash flow analyses based on the Company’s current incremental borrowing rate for similar types of borrowing arrangements.

Transamerica Occidental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

4. Fair Values of Financial Instruments (continued)

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

The following sets forth a comparison of the fair values and carrying amounts of the Company’s financial instruments:

	December 31
	2006		2005
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Admitted assets
Bonds, other than affiliates	$16,488,866	$16,852,177	$17,972,061	$18,635,132
Preferred stocks, other than affiliates	718,501	753,501	75,944	87,413
Common stocks, other than affiliates	255,727	255,727	241,483	241,483
Mortgage loans on real estate	4,332,562	4,393,951	4,375,864	4,497,167
Policy loans	387,465	387,465	386,595	386,595
Floors, caps, options and swaptions	10	10	—	—
Interest rate and currency swaps	(34,389)	(2,852)	(17,011)	25,261
Credit default swaps	—	335,262	—	327,981
Cash, cash equivalents and short-term investments	280,875	280,875	355,844	355,844
Separate account assets	2,575,661	2,575,661	2,827,671	2,827,671
Liabilities
Investment contract liabilities	11,478,713	11,498,634	12,001,635	11,995,855
Separate account annuity liabilities	2,132,216	2,132,216	2,600,050	2,619,044
Borrowed money	312,669	312,669	—	—
Surplus notes	—	—	200,000	200,000

Transamerica Occidental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

5. Investments

Investments in common stocks of affiliated entities were as follows:

	December 31
	2006		2005
Affiliate	Cost	Carrying Amount	Cost	Carrying Amount
Wholly owned subsidiaries:
NEF Investment Company	$1,278	$—	$1,078	$1
Transamerica Life Insurance Company (formerly Transamerica Life Insurance and Annuity Company)	678,418	1,165,228	678,418	907,495
USA Administration Services Inc.	16,161	290	16,161	—
Transamerica Life Ltd.	134,430	189,240	1,000	1,001
Transamerica China Investment Holdings LTD	1,164	—	1,164	559

	831,451	1,354,758	697,821	909,056
Minority-owned subsidiaries:
Transamerica Financial Life Insurance Company (12.6% of issued and outstanding shares)	141,438	104,750	141,438	93,915
Real Estate Alternatives Portfolio 3A Inc. (10% of issued and outstanding shares)	1,286	1,470	729	883

	$974,175	$1,460,978	$839,988	$1,003,854

Additionally, the Company holds preferred stock of USA Administration Services Inc. with a carrying value of $1,739 and $298 at December 31, 2006 and 2005, respectively, and GTFT preferred shares with a carrying value of $47,321 at December 31, 2005. The investment in GTFT was sold during 2006.

The Company owns 12.6% of the preferred shares of Transamerica Financial Life Insurance Company with a carrying value of $7,162 at December 31, 2006 and 2005. The cost of the preferred shares is $7,162.

The Company purchased 17.2% of the outstanding preferred shares of Malibu Loan Fund Ltd. during 2006. At December 31, 2006, the carrying value of these shares was $551. The cost of the preferred shares is $551.

Transamerica Occidental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

5. Investments (continued)

At December 31, 2004, the Company owned all of the outstanding common shares of Transamerica Life Insurance and Annuity Company (TALIAC). During 2005, TALIAC was merged into Transamerica Life Insurance Company (TLIC). As a result of this merger, the Company received 100% of the common shares of TLIC.

The Company owns 100% of the membership interests for two affiliated limited liability companies, Transamerica Pyramid Properties LLC and Transamerica Realty Investment Properties LLC. At December 31, 2006 and 2005, the Company’s carrying value for these two affiliated entities was $195,001 and $227,596, respectively. The investment in these two entities is included in other invested assets in the accompanying balance sheets. Summarized combined balance sheet information for these two companies is as follows:

	December 31
	2006	2005
Real estate	$190,751	$184,539
Other assets	27,681	49,533

Total assets	$218,432	$234,072

	December 31
	2006	2005
Current liabilities	$23,431	$6,476
Total member’s interest	195,001	227,596

Total liabilities and member’s interest	$218,432	$234,072

Transamerica Occidental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

5. Investments (continued)

The carrying amount and estimated fair value of investments in bonds and preferred stock were as follows:

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses less Than 12 Months	Estimated Fair Value
December 31, 2006
Bonds:
United States Government and agencies	$1,512,572	$22,278	$17,721	$2,472	$1,514,657
State, municipal and other government	268,893	24,368	2,593	284	290,384
Public utilities	1,149,454	62,102	10,402	3,494	1,197,660
Industrial and miscellaneous	8,935,264	424,224	103,261	32,122	9,224,105
Mortgage and other asset- backed securities	4,,622,683	40,162	34,041	3,432	4,625,372

	16,488,866	573,134	168,018	41,804	16,852,178
Unaffiliated preferred stocks	718,501	40,301	4,137	1,163	753,502

	$17,207,367	$613,435	$172,155	$42,967	$17,605,680

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses less Than 12 Months	Estimated Fair Value
December 31, 2005
Bonds:
United States Government and agencies	$1,926,008	$35,264	$17,768	$5,582	$1,937,921
State, municipal and other government	342,187	27,656	2,124	1,821	365,897
Public utilities	1,226,256	93,391	2,768	5,409	1,311,470
Industrial and miscellaneous	9,972,636	647,455	22,693	80,223	10,517,176
Mortgage and other asset- backed securities	4,232,507	40,948	32,007	19,742	4,221,706

	17,699,594	844,714	77,360	112,777	18,354,170
Unaffiliated preferred stocks	75,393	12,104	424	211	86,863

	$17,774,987	$856,818	$77,784	$112,988	$18,441,033

Transamerica Occidental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

5. Investments (continued)

The Company held bonds at December 31, 2006, with a carrying value of $7,602 and amortized cost of $9,062, that have an NAIC rating of 6 and which are not considered to be other than temporarily impaired. These bonds are carried at the lower of amortized cost or fair value, and any write-down to fair value has been recorded directly to unassigned surplus.

At December 31, 2006 and 2005, respectively, for securities that have been in a continuous loss position greater than or equal to twelve months, the Company held 724 and 254 securities with a carrying value of $4,597,358 and $1,764,488 and an unrealized loss of $172,156 and $77,784 with an average price of 96.2 and 95.5 (NAIC market value/amortized cost). Of this portfolio, 96% and 90.3% were investment grade with associated unrealized losses of $149,586 and $41,702, respectively.

At December 31, 2006 and 2005, respectively, for securities in an unrealized loss position for less than twelve months, the Company held 529 and 804 securities with a carrying value of $3,158,334 and $5,738,681 and an unrealized loss of $42,967 and $112,987 with an average price of 98.6 and 98.0 (NAIC market value/amortized cost). Of this portfolio, 97% and 95% were investment grade with associated unrealized losses of $40,183 and $101,179, respectively.

The Company closely monitors below investment grade holdings and those investment grade issuers where the Company has concerns. The Company also regularly monitors industry sectors. Securities in unrealized loss positions that are considered other than temporary are written down to fair value. The Company considers relevant facts and circumstances in evaluating whether the impairment is other than temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; and (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount. Additionally, financial condition, near term prospects of the issuer, nationally recognized credit rating changes and cash from trends and underlying levels of collateral, for asset-backed securities only are monitored. The Company will record a charge to the statement of operations to the extent that these securities are subsequently determined to be other than temporarily impaired.

Transamerica Occidental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

5. Investments (continued)

The estimated fair value of bonds and stocks with gross unrealized losses at December 31, 2006 and 2005 is as follows:

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2006
Bonds:
United States Government and agencies	$795,903	$296,792	$1,092,695
State, municipal and other government	52,933	13,303	66,236
Public utilities	265,842	193,440	459,282
Industrial and miscellaneous	2,343,486	1,704,457	4,047,943
Mortgage and other asset-backed securities	828,040	828,576	1,656,616

	4,286,204	3,036,568	7,322,772
Preferred stocks	138,998	78,799	217,797

	$4,425,202	$3,115,367	$7,540,569

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2005
Bonds:
United States Government and agencies	$867,663	$422,409	$1,290,072
State, municipal and other government	40,088	86,571	126,659
Public utilities	39,754	272,198	311,952
Industrial and miscellaneous	374,101	3,007,552	3,381,653
Mortgage and other asset-backed securities	356,630	1,831,552	2,188,182

	1,678,236	5,260,282	7,298,518
Preferred stocks	8,468	5,412	13,880

	$1,686,704	$5,625,694	$7,312,398

The carrying amount and estimated fair value of bonds at December 31, 2006, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

Transamerica Occidental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

5. Investments (continued)

	Carrying Amount	Estimated Fair Value
Due in one year or less	$327,455	$326,617
Due after one year through five years	2,979,838	3,033,006
Due after five years through ten years	3,601,284	3,584,828
Due after ten years	4,957,606	5,282,355
Mortgage and other asset-backed securities	4,622,683	4,625,372

	$16,488,866	$16,852,178

A detail of net investment income (loss) is presented below:

	Year Ended December 31
	2006	2005	2004
Income:
Bonds	$1,067,740	$1,042,982	$954,446
Preferred stocks	55,905	6,801	6,826
Common stocks	4,280	4,036	402,970
Mortgage loans	268,938	253,439	180,974
Real estate	653	2,519	285
Policy loans	25,872	26,548	24,477
Cash, cash equivalents and short-term investments	13,280	8,006	2,882
Derivatives	(24,747)	(38,548)	(56,869)
Other invested assets	25,249	66,793	44,441
Other	7,599	7,492	969

Gross investment income	1,444,769	1,380,068	1,561,401
Less investment expenses	(67,984)	(62,185)	(77,557)

Net investment income	$1,376,785	$1,317,883	$1,483,844

Transamerica Occidental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

5. Investments (continued)

Proceeds from sales and maturities of bonds and preferred stock and related gross realized capital gains and losses of unaffiliated entities were as follows:

	Year Ended December 31
	2006	2005	2004
Proceeds	$11,087,866	$6,850,357	$5,689,174

Gross realized gains	$88,151	$94,724	$95,681
Gross realized losses	(106,913)	(48,198)	(67,314)

Net realized capital gains(losses)	$(18,762)	$46,526	$28,367

Gross realized losses in 2006, 2005, and 2004 include $21,070, $8,724, and $25,105, respectively, which relate to losses recognized on other than temporary declines in market values of bonds.

At December 31, 2006, investments with an aggregate carrying value of $5,776 were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

Net realized capital gains (losses) on investments and change in unrealized capital gains (losses) are summarized below:

	Realized
	Year Ended December 31
	2006	2005	2004
Bonds	$(22,320)	$45,794	$26,307
Preferred stocks	3,569	732	2,060
Common stocks	11,903	15,410	18,535
Derivatives	5,011	(2,370)	10,732
Other invested assets	56,560	32,705	34,649

	54,723	92,271	92,283
Federal income tax effect	(28,158)	(28,274)	(33,852)
Transfer to interest maintenance reserve	677	(27,526)	(25,190)

Net realized capital gains (losses) on investments	$27,242	$36,471	$33,241

Transamerica Occidental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

5. Investments (continued)

	Change in Unrealized
	Year Ended December 31
	2006	2005	2004
Bonds	$22,332	$(20,416)	$11,709
Preferred stocks	1,178	39	(113)
Common stocks	328,209	38,992	(258,150)
Derivatives	(15,902)	27,458	(10,040)
Other invested assets	94,177	(9,449)	(17,201)

Change in unrealized capital gains(losses)	$429,994	$36,624	$(273,795)

Gross unrealized gains and gross unrealized losses on common stock of unaffiliated entities are as follows:

	December 31
	2006	2005
Unrealized gains	$35,445	$30,914
Unrealized losses	(1,532)	(2,272)

Net unrealized gains	$33,913	$28,642

During 2006, the Company issued mortgage loans with interest rates ranging from 5.32% to 9.27%. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 100%. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property.

At December 31, 2006 and 2005, the Company did not hold any impaired loans with a related allowance for credit losses. There were no impaired mortgage loans held without an allowance for credit losses as of December 31, 2006 or 2005. The average recorded investment in impaired loans during 2006 and 2005 was $0 and $6,544, respectively.

Transamerica Occidental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

5. Investments (continued)

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. The Company did not recognize any interest income on impaired loans for the year ended December 31, 2006. The Company recognized interest income on impaired loans of $494 and $2,003 for the years ended December 31, 2005 and 2004, respectively. Interest income of $495 and $2,003 was recognized on a cash basis for years ended December 31, 2005 and 2004, respectively.

The following table provides a reconciliation of the beginning and ending balances for the allowance for credit losses on mortgage loans:

	Year Ended December 31
	2006	2005	2004
Balance at beginning of period	$—	$9,120	$7,500
Additions, net charged to operations	—	—	1,620
Reduction due to write-downs charged against the allowance	—	(7,566)	—
Recoveries in amounts previously charged off	—	(1,554)	—

Balance at end of period	$—	$—	$9,120

During 2005, one loan with a book value of $14,345 was transferred to real estate. No loans were foreclosed or acquired by deed and transferred to real estate during 2006. At December 31, 2006 and 2005, the Company held a mortgage loan loss reserve in the AVR of $136,653 and $80,065, respectively. The mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Transamerica Occidental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

5. Investments (continued)

Geographic Distribution			Property Type Distribution
	December 31			December 31
	2006	2005		2006	2005
South Atlantic	27%	29%	Office	27%	28%
Pacific	22	22	Apartment	21	25
Mountain	10	12	Retail	22	21
Middle Atlantic	13	11	Industrial	18	16
E. North Central	13	10	Other	12	10
W. North Central	7	7
W. South Central	3	3
E. South Central	3	3
New England	2	3

At December 31, 2006, the Company had ownership interests in twenty-seven Low Income Housing Tax Credit (LIHTC) properties. The remaining years of unexpired tax credits ranged from three to twelve and none of the properties were subject to regulatory review. The length of time remaining for holding periods ranged from three to eighteen years. The amount of contingent equity commitments expected to be paid during the years 2007 to 2019 is $29,312. There were no impairment losses, write-downs, or reclassifications during the year related to any of these holdings.

The Company uses interest rate swaps to reduce market risk in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities. An interest rate swap is an arrangement whereby two parties (counterparties) enter into an agreement to exchange periodic interest payments. The dollar amount the counterparties pay each other is an agreed-upon period interest rate multiplied by an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The Company also uses cross currency swaps to reduce market risk in foreign currencies and to alter exchange exposure arising from mismatches between assets and liabilities. A notional currency exchange occurs at the beginning and end of the contract. During the life of the swap, the counterparties exchange fixed or floating interest payments in its swapped currency. All swap transactions are entered into pursuant to master agreements providing for a single net payment to be made by one counterparty at each due date.

Transamerica Occidental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

5. Investments (continued)

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

Under exchange traded currency futures and options, the Company agrees to purchase a specified number of contracts with other parties and to post a variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The parties with whom the Company enters into exchange traded futures and options are regulated futures commissions merchants who are members of a trading exchange. The Company recognized net realized gains (losses) from futures contracts in the amount of $1,065, $125, and $540, for the years ended December 31, 2006, 2005, and 2004, respectively.

The Company may issue foreign denominated assets or liabilities and uses forward rate agreements to hedge foreign currency risk associated with its foreign denominated assets or liabilities. Cash payments and/or receipts represent the difference between market values and those of the contracts.

An interest rate floor provides for the receipt of payments in the event interest rates fall below the strike rates in the contract. The floor is designed to generate cash flows to offset the lower cash flows received on assets during low interest rate environments. The Company may also invest in capped floating rate commercial mortgage loans and use interest rate caps to convert the commercial mortgage loan into a pure floating rate asset in order to meet its overall asset/liability strategy. Interest rate caps provide for the receipt of payments when interest rates rise above the strike rates in the contract. A single premium is paid by the Company at the beginning of the interest rate cap/floor contracts.

Transamerica Occidental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

5. Investments (continued)

A replication transaction is a derivative transaction entered into conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. The Company replicates investment grade corporate bonds by combining a AAA rated security as a cash component with a credit default swap which, in effect, converts the high quality asset into a lower rated investment grade asset. Using the swap market to replicate credit quality enables the Company to enhance the relative values and ease the execution of larger transactions in a shortened time frame. A premium is received by the Company on a periodic basis and recognized in investment income. At December 31, 2006 and 2005, the Company had replicated assets with a fair value of $343,880 and $334,845 and credit default swaps with a fair value of $3,383 and $2,330, respectively. During the years ended December 31, 2006, 2005, and 2004, the Company has not recognized any capital losses related to replication transactions.

The Company issues products providing the customer a return based on the S&P 500 and NASDAQ 1000 indices. The Company uses S&P 500 and NASDAQ 1000 future contracts and/or options to hedge the liability option risk associated with these products. Options are marked to fair value in the balance sheet and the fair value adjustment is recorded as income in the financial statements. The Company recognized expense from options contracts in the amount of $0, $121, and $8,605, for the years ended December 31, 2006, 2005, and 2004, respectively.

The Company is exposed to credit related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparty to fail to meet their obligations given their high credit rating of 'A' or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company's behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, the Company is required to post assets instead. At December 31, 2006, the fair value of all contracts, aggregated at a counterparty level, with a positive fair value amounted to $44,034. At December 31, 2006, the fair value of all contracts, aggregated at counterparty level, with a negative fair value amount to $46,738.

Transamerica Occidental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

5. Investments (continued)

The maximum term over which the Company is hedging its exposure to the variability of future cash flows for forecasted transactions is 29 years. At December 31, 2006 and 2005, none of the Company’s cash flow hedges have been discontinued because it was no longer probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

At December 31, 2006 and 2005, the Company has recorded $13,264 and $13,525, respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain (loss).

The Company did not recognize any unrealized gains or losses during 2006 or 2005 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

The Company has pledged securities as collateral for derivative transactions in the amount of $17,797 and $20,155 as of December 31, 2006 and 2005, respectively.

At December 31, 2006 and 2005, the Company’s outstanding financial instruments with on and off balance sheet risks, shown in notional amounts are summarized as follows:

	Notional Amount
	2006	2005
Derivative securities
Interest rate and currency swaps:
Receive float-pay float	$313,783	$309,563
Receive fixed-pay float	3,876,835	4,210,583
Receive float-pay fixed	4,629,498	4,239,882
Receive fixed-pay fixed	21,148	—
Caps	35,000	32,697

Transamerica Occidental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

5. Investments (continued)

Open futures contracts at December 31, 2006 and 2005, were as follows:

Number of Contracts	Contract Type	Opening Market Value	Year-End Market Value
December 31, 2006
31	S&P 500 March 2007 Futures	$11,045	$11,070
December 31, 2005
34	S&P 500 March 2006 Futures	$10,853	$10,666

6. Reinsurance

The Company is involved in both the cession and assumption of reinsurance with other companies, including affiliated companies. Risks are reinsured with other companies to permit the recovery of a portion of the direct losses. Ceded reinsurance risks are treated as though, to the extent of the reinsurance, they are risks for which the Company is not liable.

Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded. The Company remains liable to the extent the reinsuring companies do not meet their obligations under these reinsurance treaties.

Transamerica Occidental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

6. Reinsurance (continued)

Premiums earned and reserves and claims liability amounts reflect the following reinsurance assumed and ceded amounts:

	Direct Amount	Ceded/Retroceded to		Assumed from		Net Amount
		Affiliated Companies	Unaffiliated Companies	Affiliated Companies	Unaffiliated Companies
Year ended December 31, 2006:
Premium revenue	$2,303,401	$1,049,122	$826,156	$6,348	$1,529,701	$1,964,172

At December 31, 2006:
Reserves for future policy benefits	$17,403,364	$6,346,320	$2,838,797	$331,829	$4,192,951	$12,743,027
Policy and contract claims payable	231,217	107,935	173,235	7,943	344,401	302,391

	$17,634,581	$6,454,255	$3,012,032	$339,772	$4,537,352	$13,045,418

Year ended December 31, 2005:
Premium revenue	$2,566,208	$1,047,890	$812,737	$5,924	$1,329,601	$2,041,106

At December 31, 2005:
Reserves for future policy benefits	$17,166,531	$5,761,998	$2,514,348	$5,445	$3,653,590	$12,549,220
Policy and contract claims payable	247,906	94,388	187,255	10,863	333,568	310,694

	$17,414,437	$5,856,386	$2,701,603	$16,308	$3,987,158	$12,859,914

Year ended December 31, 2004:
Premium revenue	$2,582,514	$1,185,880	$1,044,385	$4,922	$1,051,696	$1,408,867

At December 31, 2004:
Reserves for future policy benefits	$15,750,963	$4,717,751	$2,335,363	$8,715	$3,109,176	$11,815,740
Policy and contract claims payable	310,564	53,971	274,746	3,426	366,845	352,118

	$16,061,527	$4,771,722	$2,610,109	$12,141	$3,476,021	$12,167,858

Transamerica Occidental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

6. Reinsurance (continued)

The Company entered into an agreement effective December 30, 2006 to recapture a block of in force term life business that was previously ceded to Transamerica Pacific Insurance Company, Ltd. The recapture consideration received was $37,033 and the recapture fee received was $581, for a net consideration received of $37,614. Reserves recaptured included $223,404 of life reserves and $5,400 of claim reserves resulting in a pre-tax loss of $191,190, which is included in the statement of operations.

The Company entered into an agreement effective December 30, 2006 to recapture a block of in force universal life business that was ceded to Transamerica Pacific Insurance Company, Ltd. The recapture consideration received was $635,128 for assets held related to the block, the recapture fee paid was $45,334, for a net consideration received of $589,794. Reserves recaptured included $678,272 life reserves and $927 of claim reserves resulting in a pre-tax loss of $89,405, which is included in the statement of operations.

The Company entered into an agreement effective December 31, 2006, to allow Transamerica International Reinsurance Ireland Limited (TIRI), an affiliated company, to recapture a retrocession agreement whereby the Company assumed mortality risks on a block of in force universal life business which subsequently allowed the Company to recapture the entire universal life contract ceded to TIRI. The recapture consideration paid was $1,245, and reserves recaptured were $4,562, for a net pre-tax gain of $3,317. Subsequent to the transaction, the Company entered into an agreement to recapture the universal life business ceded to TIRI effective December 31, 2006. The recapture consideration received was $361,986; a recapture fee of $11,400 was paid for a net consideration of $350,586. Reserves recaptured included $804,865 life reserves and $1,152 of claim reserves, resulting in a pre-tax loss of $455,431, which is included in the statement of operations.

During 2006, the Company novated most of the business issued from its Hong Kong branch and all of the business issued from its Singapore branch to Transamerica Life (Bermuda) Ltd. (Transamerica Bermuda), a direct subsidiary of the Company, via an assumption reinsurance transaction. The Company recorded goodwill for the difference between the assets transferred to and the statutory liabilities assumed by Transamerica Bermuda in the amount of $78,993 which will be amortized into operations over the life of the business, not to exceed ten years. Per SSAP No. 68, Business Combinations and Goodwill, the entire $78,993 is an admissible asset as it does not exceed 10% of the Company’s capital and surplus.

Transamerica Occidental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

6. Reinsurance (continued)

Transamerica Bermuda, a direct wholly-owned subsidiary of the Company acquired the direct liability to the policyholder through a court order from the Hong Kong Special Administrative Region Court, effective December 31, 2006, for most business issued from TOLIC’s branch in Hong Kong. Transamerica Bermuda. also acquired the direct liability to the policyholder through a court order from the High Court of the Republic of Singapore, effective December 31, 2006 for all business issued from TOLIC’s branch in Singapore. The novation of the contracts was approved by the Iowa Insurance Department and all policyholder liabilities were transferred to Transamerica Bermuda. All balances assumed by Transamerica Bermuda were reflected as direct adjustments to the balance sheet in accordance with SSAP No. 61, Life, Deposit-Type and Accident and Health Reinsurance. As the transfer occurred between affiliated companies no gain or loss was recognized and the difference between the assets transferred and the statutory liabilities assumed was recorded as goodwill and will be amortized into operations over the life of the business, not to exceed ten years. Below is a summary of the net policyholder liabilities and assets transferred:

Invested assets/cash transferred	$1,004,909
Reinsurance recoverable	178
Due premiums	396
Due premiums ceded	(1,502)
Deferred premiums	576
Policy loans	7,276
Policyholder life reserves	(928,481)
Policyholder premium deposit and dividend accumulations	(1,025)
Life claim reserves	(3,200)
Advance premiums	(134)

Net impact of transfer to subsidiary – goodwill	$78,993

Transamerica Bermuda is valued on a US statutory basis for purposes of determining the carrying amount on TOLIC’s financial statements and includes a deferred gain liability of a similar amount to the goodwill established by the Company.

Subsequent to the novation of the Hong Kong and Singapore business the Company entered into a reinsurance agreement to assume certain risks related to the in force block from Transamerica Bermuda effective December 31, 2006. The initial premium received was $261,418, reserves assumed included $328,985 life reserves and $258 of claim reserves, resulting in a pre-tax loss of $67,825, which is included in the statement of operations.

Transamerica Occidental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

6. Reinsurance (continued)

Effective December 31, 2006, the Company entered into a reinsurance agreement with LIICA Re II, Inc., an affiliate, to cede certain term and universal life business. The initial premium paid was $120,000. Reserves ceded included $212,319 of term life reserves, $834,446 universal life secondary guarantee reserves, $1,067 of claim reserves and $5,911 of miscellaneous policyholder assets, resulting in a pre-tax gain of $921,921 that has been credited directly to unassigned surplus on a net of tax basis.

Effective December 31, 2006, the Company recaptured a block of in force term life business that was ceded to Transamerica International Re (Bermuda) LTD (TIRe), an affiliate. The recapture premium received was $86,705, the commission expense allowance paid was $43,730, for a net consideration received of $42,975. Reserves recaptured included $286,151 life reserves and $16,892 of claim reserves, resulting in a pre-tax loss of $260,068, which is included in the statement of operations.

Subsequent to the recapture, the Company entered into a reinsurance agreement with LIICA Re I, Inc., an affiliate, to retrocede certain term life business effective December 31, 2006. The initial premium paid was $77,479, offset by the commission expense received of $42,022, for a net consideration of $35,457. Reserves ceded included $256,795 life reserves and $13,146 of claim reserves, resulting in a pre-tax gain of $234,484 that has been credited directly to unassigned surplus on a net of tax basis.

During 2001, the Company novated certain traditional life insurance contracts to Transamerica Financial Life Insurance Company, Inc. (TFLIC), an affiliate, via an assumption reinsurance transaction. Under the terms of this agreement, a significant portion of the future statutory-basis profits from the contracts assumed by TFLIC will be passed through to the Company as an experience rated refund. The Company recorded a deferred liability of as a result of this transaction, which has an unamortized balance of $14,281 at December 31, 2006. The accretion of the deferred liability was $1,433 for 2006, 2005 and 2004.

Transamerica Occidental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

6. Reinsurance (continued)

During 2001, the Company entered into a reinsurance transaction with TIRe, an affiliate of the Company. Under the terms of this transaction, the Company ceded the obligation of future guaranteed minimum death benefits included in certain of its variable annuity contracts. The gain on the transaction of $28,967 was credited directly to unassigned surplus on a net of tax basis. Subsequent to the initial gain, the Company amortized $1,883 for each of the years ended December 31, 2006, 2005, and 2004, into earnings with a corresponding charge to unassigned surplus. At December 31, 2006, the Company holds collateral from this affiliate in the form of letters of credit of $370,996, covering this reinsurance agreement and others.

Effective December 31, 2004, the Company executed a novation agreement related to four reinsurance treaties from an affiliated entity, TIRe. As a result of this novation, $99,700 of statutory reserves were assumed. Subsequently, the Company entered into a reinsurance agreement to cede these risks back to TIRe. Both transactions occurred with no gain or loss in the statements of operations or in capital and surplus.

During 2005, the Company executed novation agreements associated with 13 reinsurance treaties originally assumed by TIRe. As a result of the novations, $174,925 of statutory reserves was assumed. Subsequently, the Company entered into a reinsurance agreement to cede these risks back to TIRe. These transactions occurred with no gain or loss in the statement of operations or capital and surplus.

Effective December 31, 2005, the Company recaptured the risks related to the universal life business that was previously ceded to Transamerica International Reinsurance Ireland (TIRI), an affiliate. The consideration that was given in the transaction was $288,500 and the reserves recaptured were $566,600. This resulted in a pre-tax loss on the statutory income statement of $278,100. In addition, the Company recaptured the risks related to the term business that was ceded to TIRe. The consideration received in the transaction was $125,400, the commission expense allowance paid was $84,000 and the reserves recaptured were $508,200. This resulted in a pre-tax loss on the statutory basis statement of operations of $466,800. The Company subsequently entered into a reinsurance agreement with Stonebridge Reinsurance Company, an affiliate, to cede the term business and the secondary guarantee related to the universal life business. The consideration that was given in the transaction was $103,900, the commission expense allowance received was $67,400 and the reserves ceded were $832,400 ($508,200 term and $324,200 secondary guarantee). This resulted in a pre-tax gain on a statutory basis of $795,900 that was credited directly to unassigned surplus on a net of tax basis. During 2006, $14,698 of the deferred gain related to this reinsurance agreement has been amortized into earnings with a corresponding charge directly to unassigned surplus.

Transamerica Occidental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

6. Reinsurance (continued)

Prior to 2004, the Company assumed certain structured settlement business from Transamerica Life Insurance and Annuity Company (TALIAC) and Monumental Life Insurance Company (Monumental), both affiliated entities, in the form of funds withheld treaties. This business, along with other direct business of the Company, was then ceded to non-affiliates in the form of a funds withheld treaty. During 2004, TALIAC and Monumental recaptured their treaties and the Company recaptured its treaty with the non-affiliated companies. As a result of these recaptures, the Company recorded consideration on reinsurance recaptured of $1,497,553 and a reinsurance reserve recapture of $1,488,718. The difference of $8,835 has been reported as a gain on the transaction by the Company in the statement of operations for the year ended December 31, 2004.

A financial reinsurance treaty dated July 1, 2004 with Manulife Reinsurance Limited was terminated effective October 1, 2005. The transaction resulted in a decrease in ceded reserves of $138,331. The unamortized deferred gain of $11,484 was charged off to surplus. The transaction was settled on a funds withheld basis resulting in a $126,847 decrease in the funds withheld liability. This transaction resulted in no gain or loss in the statement of operations.

The Company reports a reinsurance deposit receivable of $112,956 and $105,814 as of December 31, 2006 and 2005, respectively. In 1996, the Company entered into a reinsurance agreement with Berkshire Hathaway where, for a net consideration of $59,716, the Company ceded certain portions of future obligations under single premium annuity contracts originally written by the Company in 1993. Consistent with the requirements of SSAP No. 75, Reinsurance Deposit Accounting, the Company reports the net consideration paid as a deposit. The amount reported is the present value of the future payment streams discounted at the effective yield rate determined at inception.

Transamerica Occidental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

7. Income Taxes

The main components of deferred income tax amounts are as follows:

	December 31
	2006	2005
Deferred income tax assets:
Nonadmitted assets	$29,665	$26,442
Provision for contingent experience rated refund	8,139	9,059
Tax basis deferred acquisitions costs	223,194	209,560
Reserves	242,626	275,977
Unrealized capital losses	29,307	33,416
§807(f) assets	9,343	4,124
Deferred intercompany losses	18,283	16,822
Other	28,713	33,368

Total deferred income tax assets	589,270	608,768
Deferred income tax assets nonadmitted	309,454	260,236

Admitted deferred income tax assets	279,816	348,532
Deferred income tax liabilities:
Partnerships	29,200	123,599
Agent deferred compensation	23,477	1,760
Real estate	31,551	33,419
§807(f) liabilities	12,179	14,204
Separate account seed money	19,265	15,930
Unrealized capital gains	44,346	44,420
Deferred intercompany gains	15,091	12,580
Other	4,821	3,560

Total deferred income tax liabilities	179,930	249,472

Net admitted deferred income tax asset	$99,886	$99,060

Transamerica Occidental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

7. Income Taxes (continued)

The change in net deferred income tax assets and deferred income tax assets are as follows:

	December 31		Change
	2006	2005
Total deferred income tax assets	$589,270	$608,768	$(19,498)
Total deferred income tax liabilities	179,930	249,472	69,542

Net deferred income tax asset	$409,340	$359,296	50,044

Tax effect of unrealized gains (losses)			38,411

Change in net deferred income tax			$88,455

Nonadmitted deferred income tax assets increased $49,218 and $59,828 for the years ended December 31, 2006 and 2005, respectively.

Federal income tax expense (benefit) differs from the amount computed by applying the statutory federal income tax rate to gain (loss) from operations before federal income tax expense (benefit) and net realized capital gains (losses) on investments for the following reasons:

	Year Ended December 31
	2006	2005	2004
Income tax expense (benefit) computed at the federal statutory rate (35%)	$(167,284)	$(86,493)	$160,293
Agent deferred compensation	(1,605)	236	(1,729)
Corporate provision	(2,661)	332	(2,860)
Controlled foreign corporation income – TA Life Bermuda	2,892	—	—
Deferred acquisition costs – tax basis	35,573	26,033	8,566
Dividends received deduction	(2,073)	(2,415)	(151,039)
IMR amortization	(7,472)	(7,709)	(6,985)
Investment income items	(19,490)	(38,713)	(24,774)
Prior year under (over) accrual	(36,883)	94,218	(38,321)
Earnings from affiliated LLC	2,967	3,520	2,446
Reinsurance adjustments	256,777	175,642	(8,112)
Tax credits	(29,553)	(20,784)	(10,150)
Tax reserve valuation	(8,639)	26,710	30,986
Other	(11,925)	(1,863)	2,052

Federal income tax expense (benefit)	10,624	168,714	(39,627)
Change in net deferred income taxes	88,455	(4,475)	15,617

Total statutory income taxes	$99,079	$164,239	$(24,010)

Transamerica Occidental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

7. Income Taxes (continued)

For federal income tax purposes, the Company joins in a consolidated income tax return filing with other affiliated companies. Under the terms of a tax sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies’ alternative minimum taxable income.

Income taxes incurred during 2006, 2005, and 2004 for the consolidated group in which the Company is included that will be available for recoupment in the event of future net losses is $317,053, $161,759, and $124,669, respectively.

The Company’s federal income tax returns have been examined by the Internal Revenue Service through 2001. The examination for 2002 through 2004 has been completed and resulted in tax return adjustments that are currently being appealed. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax provisions.

Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the “policyholders’ surplus account” (PSA). No federal income taxes have been provided for in the financial statements on income deferred in the PSA. A distribution from the PSA in the amount of $117,701 was made in 2005, reducing the balance in the PSA to zero. Due to US tax legislation enacted in October 2004, distributions to shareholders during 2005 and 2006 are deemed to come first out of the PSA and are not taxed. There was no reduction to net earnings due to this distribution.

Transamerica Occidental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

8. Policy and Contract Attributes

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31
	2006		2005
	Amount	Percent	Amount	Percent
Subject to discretionary withdrawal with adjustment:
With market value adjustment	$3,303,542	17%	$3,689,926	19%
At book value less surrender charge	377,020	2	439,802	2
At fair value	2,004,697	11	2,175,242	11

Total with adjustment or at market value	5,685,259	30	6,304,970	32
Subject to discretionary withdrawal without adjustment	805,485	4	911,474	5
Not subject to discretionary withdrawal provision	12,639,876	66	12,534,007	63

Total annuity reserves and deposit liabilities	19,130,620	100%	19,750,451	100%

Less reinsurance ceded	(2,900,660)		(2,810,837)

Net annuity reserves and deposit liabilities	$16,229,960		$16,939,614

Certain separate accounts held by the Company represent funds which are administered for pension plans. The assets consist primarily of fixed maturities and equity securities and are carried at estimated fair value. The Company provides a minimum guaranteed return to policyholders of certain separate accounts. Certain other separate accounts do not have any minimum guarantees and the investment risks associated with fair value changes are borne entirely by the policyholder.

The Separate Account includes funds related to variable annuities of a nonguaranteed nature. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. The assets and the liabilities of the accounts are carried at fair value.

Transamerica Occidental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

8. Policy and Contract Attributes (continued)

Information regarding the separate accounts of the Company is as follows:

	Guaranteed Indexed	Nonindexed Guaranteed Less Than 4%	Nonindexed Guaranteed More Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2006	$4,878	$2,877	$160,623	$30,023	$198,401

Reserves for accounts with assets at fair value as of December 31, 2006	$30,198	$194,062	$237,420	$1,909,855	$2,371,535

Reserves by withdrawal characteristics as of December 31, 2006:
At fair value	$—	$—	$—	$1,870,494	$1,870,494
Not subject to discretionary withdrawal	30,198	194,062	237,420	39,361	501,401

	$30,198	$194,062	$237,420	$1,909,855	$2,371,535

Reserves for separate accounts by withdrawal characteristics at December 31, 2006:
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	$—
At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	1,870,494	1,870,494
At book value without market value adjustment and with current surrender charge of less than 5%	—	—	—	—	—

Subtotal	—	—	—	1,870,494	1,870,494
Not subject to discretionary withdrawal	30,198	194,062	237,420	39,361	501,041

Total separate account liabilities at December 31, 2006	$30,198	$194,062	$237,420	$1,909,855	$2,371,535

Transamerica Occidental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

8. Policy and Contract Attributes (continued)

	Guaranteed Indexed	Nonindexed Guaranteed Less Than 4%	Nonindexed Guaranteed More Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2005	$1,022	$201,736	$84,839	$34,813	$322,410

Reserves for accounts with assets at fair value as of December 31, 2005	$76,476	$542,004	$169,358	$1,942,392	$2,730,230

Reserves by withdrawal characteristics as of December 31, 2005:
At fair value	$—	$—	$—	$1,904,124	$1,904,124
Not subject to discretionary withdrawal	76,476	542,004	169,358	38,268	826,106

	$76,476	$542,004	$169,358	$1,942,392	$2,730,230

Reserves for separate accounts by withdrawal characteristics at December 31, 2005:
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	$—
At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	1,904,124	1,904,124
At book value without market value adjustment and with current surrender charge of less than 5%	—	—	—	—	—

Subtotal	—	—	—	1,904,124	1,904,124
Not subject to discretionary withdrawal	76,476	542,004	169,358	38,268	826,106

Total separate account liabilities at December 31, 2005	$76,476	$542,004	$169,358	$1,942,392	$2,730,230

Transamerica Occidental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

8. Policy and Contract Attributes (continued)

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31
	2006	2005	2004
Transfer as reported in the summary of operations of the separate accounts statement:
Transfers to separate accounts	$30,023	$34,812	$30,252
Transfers from separate accounts	251,518	290,561	230,963

Net transfers to separate accounts	(221,495)	(255,749)	(200,711)
Other reconciling adjustments	73	(525)	(350)

Net transfers as reported in the statements of operations	$(221,422)	$(256,274)	$(201,061)

Reserves on certain of the Company’s traditional life insurance products are computed using mean reserving methodologies. The Company moved to a continuous reserve methodology from a mean reserve method on certain products. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. At December 31, 2006 and 2005, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loadings, are as follows:

	Gross	Loading	Net
December 31, 2006
Life and annuity:
Ordinary first-year business	$77,441	$126	$77,315
Ordinary renewal business	413,485	10,187	403,298
Group life direct business	3,828	—	3,828
Reinsurance ceded	(171,071)	—	(171,071)

	323,683	10,313	313,370
Accident and health	11,187	—	11,187

	$334,870	$10,313	$324,557

Transamerica Occidental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

8. Policy and Contract Attributes (continued)

	Gross	Loading	Net
December 31, 2005
Life and annuity:
Ordinary first-year business	$77,850	$1,921	$75,929
Ordinary renewal business	414,603	12,497	402,106
Group life direct business	2,798	—	2,798
Reinsurance ceded	(144,277)	—	(144,277)

	350,974	14,418	336,556
Accident and health	(700)	—	(700)

	$350,274	$14,418	$335,856

At December 31, 2006 and 2005, the Company had insurance in force aggregating $273,530,416 and $226,759,726, respectively, in which the gross premiums are less than the net premiums required by the standard valuation standards established by the Insurance Division, Department of Commerce, of the State of Iowa. The Company established policy reserves of $589,996 and $576,146 to cover these deficiencies at December 31, 2006 and 2005, respectively.

At December 31, 2006 and 2005, the Company had variable annuities with minimum guaranteed income benefits as follows:

Year Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held	Reinsurance Reserve Credit
2006 Minimum Guaranteed Income Benefit	$1,612,235	$335,827	$208,398
2005 Minimum Guaranteed Income Benefit	$1,369,031	$317,542	$207,747

For Variable Annuities with Guaranteed Living Benefits (VAGLB), the Company complies with Actuarial Guideline 39. This guideline defines a two step process for the determination of VAGLB reserves. The first step is to establish a reserve equal to the accumulated VAGLB charges for the policies in question. The second step requires a standalone asset adequacy analysis to determine the sufficiency of these reserves. This step has been satisfied by projecting 30 years into the future along 1000 stochastic variable return paths using a variety of assumptions as to VAGLB charges, lapse, withdrawal, annuitization and death. The results of this analysis are discounted back to the valuation date and compared to the accumulation of fees reserve to determine if an additional reserve needs to be established.

Transamerica Occidental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

8. Policy and Contract Attributes (continued)

At December 31, 2006 and 2005, the Company had variable annuities with minimum guaranteed death benefits as follows:

Year Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held	Reinsurance Reserve Credit
2006 Minimum Guaranteed Death Benefit	$11,245,800	$608,816	$350,618
2005 Minimum Guaranteed Death Benefit	$11,862,061	$597,236	$353,062

For Variable Annuities with Minimum Guaranteed Death Benefits (MGDB), the Company complies with Actuarial Guideline 34. This guideline requires that MGDBs be projected by assuming an immediate drop in the values of the assets supporting the variable annuity contract, followed by a subsequent recovery at a net assumed return until the maturity of the contract. The immediate drop percentages and gross assumed returns vary by asset class and are defined in the guideline. Mortality is based on the 1994 Variable Annuity MGDB Mortality Table, which is also defined in the guideline.

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated by the Company’s divisional actuaries using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business.

The balance in the liability for unpaid accident and health claim adjustment expenses as of December 31, 2006 and 2005, were $1,274 and $692, respectively. The Company incurred $849 and paid $266 of claim adjustment expenses in the current year, of which $204 of the paid amount was attributable to insured or covered events of prior years. The Company did not increase or decrease the provision for insured events of prior years.

The Company anticipates investment income as a factor in the premium deficiency calculation.

Transamerica Occidental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

9. Securities Lending

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 102/105 percent of the fair market value of the loaned securities as of the transaction date for domestic/international securities, respectively. The counterparty is mandated to deliver additional collateral if the fair market value of the collateral is at any time less than 100% of the fair market value of the loaned securities. This additional collateral, along with the collateral already held in connection with the lending transaction must then be at least equal to 102/105 percent of the fair value of the loaned securities. Except for the notional amount of $64,801 at December 31, 2006, the program requirements restrict the collateral from rehypothecation by any party involved in the transaction and have minimum limitations related to credit worthiness, duration and borrower levels.

The Company participates in securities lending programs pursuant to which it has loaned securities with a value of $686,557 and $969,868 at December 31, 2006 and 2005, respectively. Liabilities are recorded with respect to the cash collateral received in connection with the securities on loan when it is available for the general use of the Company. Liabilities were recorded in the amount of $72,132 and $67,555 at December 31, 2006 and 2005, respectively.

10. Dividend Restrictions

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its parent company. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of the Company’s statutory surplus as of the preceding December 31, or (b) the Company’s statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2007, without the prior approval of insurance regulatory authorities, is $286,456.

Life/health insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2006, the Company meets the RBC requirements.

Transamerica Occidental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

11. Capital Structure

The Company has 1,103,466 shares of preferred stock issued and outstanding. The par value of the preferred stock is $12.50 per share. Holders of the preferred shares shall be entitled to receive dividends equal to the amount of income generated from a segregated pool of assets, including cash, cash equivalents, mortgages, and debt securities and these dividends are cumulative in nature. Holders of the shares of preferred stock have no right to cause mandatory or optional redemption of the shares. As of December 31, 2006 and 2005, cumulative unpaid dividends relating to the preferred shares were $0 and $1,741, respectively.

12. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

During 2006, 2005, and 2004, the Company sold $592, $9,029, and $4,271, respectively, of agent balances without recourse to an affiliated entity. Prior to July 29, 2005, the agent debit balances were sold to Money Services, Inc. (MSI), an affiliated company. Subsequent to July 29, 2005, agent debit balances were sold without recourse to ADB Corporation, LLC (ADB), an affiliate company, and all rights, title and interest in the prior net debit balances owned by MSI prior to July 29, 2005, were fully assigned, without recourse, to ADB. The Company did not realize a gain or loss as a result of the sales. As of July 1, 2006, the Company no longer sells agent debit balances and thus retains such balances as nonadmitted receivables. Receivables in the amount of $17,261 were nonadmitted as of December 31, 2006.

The Company has recorded liabilities of $455,262 and $715,012 for municipal reverse repurchase agreements as of December 31, 2006 and 2005, respectively. The reverse repurchase agreements are collateralized by government agency securities with book values of $499,775 and $752,677 as of December 31, 2006 and 2005, respectively. These securities have maturity dates that range from 2010 to 2029 and have a weighted average interest rate of 8.22%.

Transamerica Occidental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

12. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities (continued)

At December 31 2006, securities with a book value of $309,458 and a market value of $310,032 were subject to dollar reverse repurchase agreements. There were no dollar reverse repurchase agreements in 2005. The Company has an outstanding liability for borrowed money in the amount of $312,669 due to participation in dollar reverse repurchase agreements at December 31, 2006.

13. Pension Plan and Other Postretirement Benefits

The Company’s employees participate in a qualified benefit plan sponsored by AEGON USA, Inc. (AEGON), an affiliate. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the Statement of Financial Accounting Standards (SFAS) No. 87 expense as a percent of salaries. The benefits are based on years of service and the employee’s compensation during the highest five consecutive years of employment. Pension expense aggregated $4,142, $3,616, and $3,240 for the years ended December 31, 2006, 2005. and 2004, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

The Company’s employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $248, $349, and $375 related to these plans for the years ended December 31, 2006, 2005, and 2004, respectively.

Transamerica Occidental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

14. Related Party Transactions

The Company shares certain offices, employees and general expenses with affiliated companies.

The Company is party to a cost sharing agreement between AEGON USA, Inc. companies, providing for services needed. The Company is also party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. whereby the advisor serves as the administrator and advisor for the Company’s mortgage loan operations. AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. During 2006, the Company executed an administration service agreement with Transamerica Fund Advisors, Inc. to provide administrative services to the AEGON/Transamerica Series Trust. During 2006, 2005, and 2004, the Company paid $71,245, $62,683, and $70,932, respectively, for these services, which approximates their costs to the affiliates.

The Company received capital contributions of $500,000 from its parent in 2004 in the form of cash.

On December 13, 2006, the Company paid a $54,068 dividend to its preferred shareholder as of that date, Scottish Equitable Finance Limited, an indirect subsidiary of AEGON N.V. On December 8, 2005, the Company paid a $193,048 dividend to its common stockholder, Transamerica Service Company, and a $106,952 dividend to its preferred shareholder, Scottish Equitable Finance Limited.

During 2004, the Company received a dividend of $400,000 from Transamerica Life Insurance and Annuity Company (which was merged into Transamerica Life Insurance Company effective October 1, 2005).

Transamerica Occidental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

14. Related Party Transactions (continued)

On December 19, 2006, based on approval from the Insurance Division, Department of Commerce, of the State of Iowa, the Company redeemed the surplus note it held with Transamerica Corporation. During 2002, the Company received $200,000 from Transamerica Corporation in exchange for surplus notes. These notes were due 20 years from the date of issuance and were subordinate and junior in right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, full payment of the surplus notes shall be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company. Additional information related to the surplus notes at December 31, 2006 and December 31, 2005 are as follows, respectively:

December 31, 2006
Date Issued	Interest Rate	Original Amount of Notes	Current Value	Interest Paid Current Year	Total Interest Paid	Date Redeemed
September 30, 2002	6.0%	$200,000	$0	$11,633	$47,633	December 19 ,2006

December 31, 2005
Date Issued	Interest Rate	Original Amount of Notes	Current Value	Interest Paid Current Year	Total Interest Paid	Accrued Interest	Date of Maturity
September 30, 2002	6.0%	$200,000	$200,000	$12,000	$36,000	$3,000	October 18, 2022

Receivables from and payables to affiliates bear interest at the thirty-day commercial paper rate. At December 31, 2006 and 2005, the Company reported a net amount of receivables from affiliates of $73,821 and $78,020, respectively. Terms of settlement require that these amounts be settled within 90 days. As of December 31, 2006, the Company has six short-term notes receivable. There are two each from the following companies: Transamerica Corporation in the amounts of $70,000 and $100,000 which are due on or before June 22, 2007 and December 26, 2007, respectively; AEGON USA, Inc. in the amounts of $37,500 and $7,400 which are due by December 27 and December 29, 2007, respectively; and Monumental Life Insurance Company, in the amounts of $44,800 and $16,200 which are due on or before December 27 and December 29, 2007, respectively. The four short-term notes receivable from AEGON USA, inc. totaling $250,000 outstanding at December 31, 2005 and due on various dates in December 2006 were all repaid in the first quarter of 2006. During 2006, 2005, and 2004 the Company received (paid) net interest of $(5,414), $2,033, and $(1,355), respectively, to affiliates.

Transamerica Occidental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

15. Commitments and Contingencies

The Company has contingent commitments for $491,486 and $525,696 as of December 31, 2006 and 2005, respectively, to provide additional funding for various joint ventures, partnerships, and limited liability companies, which includes LIHTC commitments of $29,312 and 32,391, respectively.

At December 31, 2006 and 2005, the Company has mortgage loan commitments of $289,635 and $184,517, respectively.

At December 31, 2006 and 2005, the Company has private placement commitments outstanding of $70,920 and $50,000, respectively.

The net amount of securities being acquired (sold) on a “to be announced” (TBA) basis was $(116,510) and $1,009 as of December 31, 2006 and 2005, respectively.

The Company may pledge assets as collateral for transactions involving funding agreements. At December 31, 2006, the Company has pledged invested assets with a carrying amount and fair value of $2,300,282 and $2,306,540, respectively, in conjunction with these transactions.

The Company has provided a guarantee for the performance of an affiliated noninsurance entity that was involved in a guaranteed sale of investments in low-income housing tax credit partnerships. These partnerships are majority owned by a noninsurance subsidiary of the Company for which a third party is the primary investor. The balance of the investor’s capital account covered by this transaction is $17,640 as of December 31, 2006. The nature of the obligation is to provide the investor with a minimum guaranteed annual and cumulative return on their contributed capital. The Company is not at risk for changes in tax law or the investor’s inability to fully utilize tax benefits. Accordingly, the Company believes the likelihood of having to make material payments under the guarantee is remote.

The Company serves as guarantor for an affiliate’s guaranties of the principal value of loans made to entities which invest in certain investment funds. As of December 31, 2006, the notional amount of these guarantees is $32,083. The investment funds’ assets are restricted based on established investment guidelines and are required, upon a decline in value below a formula based threshold, to either replace the assets with fixed income instruments or sell assets and pay down the loan in order to minimize the guarantor’s principal protection liability. There are no expected payments associated with these guarantees.

Transamerica Occidental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

15. Commitments and Contingencies (continued)

At December 31, 2006, the Company had entered into multiple agreements with notional amounts of $1,012,190 for which it was paid a fee to provide credit enhancements and standby liquidity asset purchase agreements. The Company believes the chance of draws or other performance features being exercised under these agreements is minimal.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company, except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company’s balance sheet. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $6,175 and $6,158 at December 31, 2006 and 2005, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense (benefit) was $260, $(11,023), and $560, for the years ended December 31, 2006, 2005, and 2004, respectively.

In the normal course of business, the Company has obtained letters of credit of $447,806 for the benefit of non affiliated companies that have reinsured business to the Company where the ceding companies’ state of domicile does not recognize the Company as an authorized reinsurer.

The Company has also provided a guarantee for the obligations of noninsurance affiliates who have accepted assignments of structured settlement payment obligations from other insurers and purchase structured settlement insurance policies from subsidiaries of the Company that match those obligations. There are no expected payments associated with this guarantee.

The Company is party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages, in addition to contract liability, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

Transamerica Occidental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

16. Leases

The Company leases office buildings under various noncancelable operating lease agreements. At December 31, 2006, the future minimum aggregate rental commitments are as follows:

Year ending December 31:
2007	$10,484
2008	9,167
2009	9,877
2010	8,729
2011	8,528
Thereafter	41,013

The Company, both on its own and through its holdings in two LLCs, Transamerica Realty Investment Properties, LLC and Transamerica Pyramid Properties, LLC, own buildings that are rented out to others. Future minimum lease payment receivables under noncancelable leasing arrangements as of December 31, 2006 are as follows:

Year ending December 31:
2007	$25,193
2008	23,824
2009	19,704
2010	17,936
2011	16,018
Thereafter	19,186

17. Managing General Agents

For the year ended December 31, 2006, the Company had $33,469 of direct premiums written by managing general agents/third party administrators.

Transamerica Occidental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

18. Reconciliation of Capital and Surplus

The following table reconciles capital and surplus as reported in the Annual Statement filed with the Insurance Division, Department of Commerce, of the State of Iowa to the amounts reported in the accompanying financial statements:

December 31, 2005
Total Capital and Surplus
Amounts reported in the Annual Statement	$2,132,653
Adjustment for affiliated common stock valuation	478,102

Amounts reported herein	$2,610,755

There were no reconciling items at December 31, 2006 for the year then ended.

Statutory-Basis

Financial Statement Schedules

Transamerica Occidental Life Insurance Company

Summary of Investments – Other Than Investments in Related Parties

(Dollars in Thousands)

December 31, 2006

Schedule I

Type of Investment	Cost (1)	Market Value	Amount at Which Shown in the Balance Sheet
Fixed maturities
Bonds:
United States government and government agencies and authorities	$1,566,982	$1,568,549	$1,566,982
States, municipalities and political subdivisions	392,539	405,042	392,539
Foreign governments	157,411	174,029	157,411
Public utilities	1,149,454	1,197,660	1,149,454
All other corporate bonds	13,222,480	13,506,897	13,222,480
Preferred stocks	718,501	753,502	718,501

Total fixed maturities	17,207,367	17,605,679	17,207,367
Equity securities
Common stocks:
Banks, trust and insurance	81,200	81,200	81,200
Industrial, miscellaneous and all other	140,615	174,527	174,527

Total common stocks	221,815	255,727	255,727
Mortgage loans on real estate	4,332,562		4,332,562
Real estate	8,871		8,871
Policy loans	387,465		387,465
Other long-term investments	1,580,243		1,580,243
Cash, cash equivalents and short-term investments	280,875		280,875

Total investments	$24,019,198		$24,053,110

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual discounts.

Transamerica Occidental Life Insurance Company

Supplementary Insurance Information

(Dollars in Thousands)

December 31, 2006

Schedule III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*	Premiums Written
Year ended December 31, 2006
Individual life	$7,687, 646	$—	$214,368	$1,297,849	$505,298	$2,258,824	$936,437
Individual health	146,729	33,787	19,541	76,429	11,314	53,052	55,324	$113,640
Group life and health	39,315	822	61,229	47,745	6,708	30,790	27,512	37,488
Annuity	4,834,728	—	7,253	542,149	853,465	1,626,099	(528,671)

	$12,708,418	$34,609	$302,391	$1,964,172	$1,376,785	$3,968,765	$490,602

Year ended December 31, 2005
Individual life	$7,418,637	$—	$218,906	$1,456,551	$483,189	$1,710,877	$934,163
Individual health	124,003	32,135	9,519	47,826	9,419	45,465	35,735	$110,930
Group life and health	31,642	835	83,040	21,577	6,999	32,978	6,889	36,808
Annuity	4,941,968	—	(771)	515,152	818,276	1,477,790	(277,973)

	$12,516,250	$32,970	$310,694	$2,041,106	$1,317,883	$3,267,110	$698,814

Year ended December 31, 2004
Individual life	$6,690,478	$—	$247,288	$704,900	$595,366	$1,082,995	$640,074
Individual health	96,031	32,567	5,268	46,951	9,819	41,156	32,043	$119,713
Group life and health	22,386	882	83,773	24,858	8,400	22,637	19,832	37,847
Annuity	4,973,396	—	15,789	632,158	870,259	1,416,355	1,239,561

	$11,782,291	$33,449	$352,118	$1,408,867	$1,483,844	$2,563,143	$1,931,510

*	Allocations of net investment income and other operating expenses are based on a number and assumptions of estimates, and the results would change if different methods were applied.

Transamerica Occidental Life Insurance Company

Reinsurance

(Dollars in Thousands)

December 31, 2006

Schedule IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2006
Life insurance in force	$372,372,922	$622,857,401	$470,257,834	$219,773,355	214%

Premiums:
Individual life	$1,865,592	$1,542,594	$974,851	$1,297,849	75%
Individual health	113, 639	145,878	108,668	76,429	142%
Group life and health	37,489	15,460	25,716	47,745	54%
Annuity	361,879	246,544	426,814	542,149	79%

	$2,378,599	$1,950,476	$1,536,049	$1,964,172	78%

Year ended December 31, 2005
Life insurance in force	$378,985,142	$529,840,825	$384,372,793	$233,517,110	165%

Premiums:
Individual life	$2,222,423	$1,633,313	$867,441	$1,456,551	61%
Individual health	110,930	108,162	45,058	47,826	94%
Group life and health	36,808	19,581	4,350	21,577	20%
Annuity	196,047	99,571	418,676	515,152	81%

	$2,566,208	$1,860,627	$1,335,525	$2,041,106	66%

Year ended December 31, 2004
Life insurance in force	$363,948,930	$470,453,028	$292,666,513	$186,162,415	157%

Premiums:
Individual life	$2,001,631	$1,935,924	$639,193	$704,900	91%
Individual health	119,713	92,849	20,087	46,951	43%
Group life and health	37,847	26,445	13,456	24,858	54%
Annuity	423,323	175,047	383,882	632,158	61%

	$2,582,514	$2,230,265	$1,056,618	$1,408,867	75%

FINANCIAL STATEMENTS

Separate Account VA-2L of

Transamerica Occidental Life Insurance Company -

Dreyfus/Transamerica Triple Advantage Variable Annuity

Year Ended December 31, 2006

Separate Account VA-2L of

Transamerica Occidental Life Insurance Company -

Dreyfus/Transamerica Triple Advantage Variable Annuity

Financial Statements

Year Ended December 31, 2006

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners

of Dreyfus/Transamerica Triple Advantage Variable Annuity

Transamerica Occidental Life Insurance Company

We have audited the accompanying statements of assets and liabilities of Separate Account VA-2L of Transamerica Occidental Life Insurance Company (comprised of the Money Market, Balanced, Appreciation, Disciplined Stock, Growth and Income, International Equity, International Value, Limited Term High Yield, Quality Bond, Developing Leaders, Small Company Stock, Special Value, Dreyfus Stock Index, The Dreyfus Socially Responsible Growth, Core Bond, Core Value, Emerging Leaders, Founders Discovery, Founders Growth, Founders International Equity, MidCap Stock, Technology Growth, and Transamerica Equity subaccounts), which are available for investment by contract owners of the Dreyfus/Transamerica Triple Advantage Variable Annuity, as of December 31, 2006, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the mutual funds’ transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Separate Account VA-2L of Transamerica Occidental Life Insurance Company which are available for investment by contract owners of the Dreyfus/Transamerica Triple Advantage Variable Annuity at December 31, 2006, and the results of their operations and changes in their net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Des Moines, Iowa

March 15, 2007

1

Separate Account VA-2L of

Transamerica Occidental Life Insurance Company -

Dreyfus/Transamerica Triple Advantage Variable Annuity

Statements of Assets and Liabilities

December 31, 2006

	Money Market Subaccount	Balanced Subaccount	Appreciation Subaccount	Disciplined Stock Subaccount
Assets
Investment in securities:
Number of shares - Initial	46,929,877.450	2,296,251.582	2,616,593.001	1,701,501.602

Cost	$46,929,877	$32,104,110	$89,875,281	$41,292,047

Number of shares - Service	—	1,126,844.163	932,843.930	315,072.922

Cost	$—	$13,738,753	$29,543,198	$6,045,826

Investments in mutual funds, at net asset value	$46,929,877	$47,672,030	$150,813,987	$51,478,108
Receivable for units sold	24	12	—	—

Total assets	46,929,901	47,672,042	150,813,987	51,478,108

Liabilities
Payable for units redeemed	—	—	24	4

	$46,929,901	$47,672,042	$150,813,963	$51,478,104

Net Assets:
Deferred annuity contracts terminable by owners	$46,929,901	$47,672,042	$150,813,963	$51,478,104

Total net assets	$46,929,901	$47,672,042	$150,813,963	$51,478,104

See accompanying notes.

2

Separate Account VA-2L of

Transamerica Occidental Life Insurance Company -

Dreyfus/Transamerica Triple Advantage Variable Annuity

Statements of Assets and Liabilities

December 31, 2006

	Money Market Subaccount	Balanced Subaccount	Appreciation Subaccount	Disciplined Stock Subaccount
Accumulation units outstanding - Initial:
M&E - 1.30%	758,301	—	—	—

M&E - 1.40%	32,839,019	2,306,947	2,719,350	2,148,643

M&E - 1.45%	439,315	—	—	—

M&E - 1.50%	—	—	—	—

M&E - 1.65%	—	—	—	—

M&E - 1.70%	—	—	—	—

M&E - 1.80%	—	—	—	—

M&E - 1.85%	—	—	—	—

M&E - 1.90%	—	—	—	—

M&E - 2.10%	—	—	—	—

M&E - 2.30%	—	—	—	—

M&E - 2.50%	—	—	—	—

Accumulation unit value - Initial:
M&E - 1.30%	$1.035356	$—	$—	$—

M&E - 1.40%	$1.391426	$13.855467	$40.942145	$20.225016

M&E - 1.45%	$1.028248	$—	$—	$—

M&E - 1.50%	$1.028971	$—	$—	$—

M&E - 1.65%	$1.019962	$—	$—	$—

M&E - 1.70%	$1.017894	$—	$—	$—

M&E - 1.80%	$1.013760	$—	$—	$—

M&E - 1.85%	$1.011691	$—	$—	$—

M&E - 1.90%	$1.014273	$—	$—	$—

M&E - 2.10%	$1.006965	$—	$—	$—

M&E - 2.30%	$0.999780	$—	$—	$—

M&E - 2.50%	$0.992672	$—	$—	$—

See accompanying notes.

3

Separate Account VA-2L of

Transamerica Occidental Life Insurance Company -

Dreyfus/Transamerica Triple Advantage Variable Annuity

Statements of Assets and Liabilities

December 31, 2006

	Money Market Subaccount	Balanced Subaccount	Appreciation Subaccount	Disciplined Stock Subaccount
Accumulation units outstanding - Service:
M&E - 1.30%	—	779,160	2,695,399	282,981

M&E - 1.40%	—	1,013,229	788,575	356,709

M&E - 1.45%	—	822,512	3,434,030	419,440

M&E - 1.50%	—	—	7,949	—

M&E - 1.65%	—	—	—	—

M&E - 1.70%	—	—	—	—

M&E - 1.80%	—	—	154,610	—

M&E - 1.85%	—	—	—	—

M&E - 1.90%	—	—	—	—

M&E - 2.10%	—	—	19,554	—

M&E - 2.30%	—	—	—	—

M&E - 2.50%	—	—	—	—

Accumulation unit value - Service:
M&E - 1.30%	$—	$1.118063	$1.218288	$1.253586

M&E - 1.40%	$—	$13.741978	$40.306158	$20.029901

M&E - 1.45%	$—	$1.110371	$1.209918	$1.244940

M&E - 1.50%	$—	$1.232382	$1.416816	$1.488800

M&E - 1.65%	$—	$1.270057	$1.408715	$1.510878

M&E - 1.70%	$—	$1.267494	$1.405827	$1.507793

M&E - 1.80%	$—	$1.262332	$1.400111	$1.501691

M&E - 1.85%	$—	$1.259785	$1.397314	$1.498643

M&E - 1.90%	$—	$1.214764	$1.396514	$1.467498

M&E - 2.10%	$—	$1.206066	$1.386521	$1.457004

M&E - 2.30%	$—	$1.197451	$1.376622	$1.446577

M&E - 2.50%	$—	$1.188900	$1.366806	$1.436265

See accompanying notes.

4

Separate Account VA-2L of

Transamerica Occidental Life Insurance Company -

Dreyfus/Transamerica Triple Advantage Variable Annuity

Statements of Assets and Liabilities

December 31, 2006

	Growth and Income Subaccount	International Equity Subaccount	International Value Subaccount	Limited Term High Yield Subaccount
Assets
Investment in securities:
Number of shares - Initial	2,695,540.282	1,474,464.626	922,116.099	1,971,666.827

Cost	$59,920,948	$18,391,916	$13,219,864	$12,709,354

Number of shares - Service	723,458.273	331,091.391	447,220.248	892,538.289

Cost	$13,837,516	$4,926,443	$6,538,935	$5,934,658

Investments in mutual funds, at net asset value	$84,764,209	$36,245,632	$26,688,642	$18,740,827
Receivable for units sold	15	—	9	18

Total assets	84,764,224	36,245,632	26,688,651	18,740,845

Liabilities
Payable for units redeemed	—	1	—	—

	$84,764,224	$36,245,631	$26,688,651	$18,740,845

Net Assets:
Deferred annuity contracts terminable by owners	$84,764,224	$36,245,631	$26,688,651	$18,740,845

Total net assets	$84,764,224	$36,245,631	$26,688,651	$18,740,845

See accompanying notes.

5

Separate Account VA-2L of

Transamerica Occidental Life Insurance Company -

Dreyfus/Transamerica Triple Advantage Variable Annuity

Statements of Assets and Liabilities

December 31, 2006

	Growth and Income Subaccount	International Equity Subaccount	International Value Subaccount	Limited Term High Yield Subaccount
Accumulation units outstanding - Initial:
M&E - 1.30%	—	—	—	—

M&E - 1.40%	2,007,269	1,039,765	810,625	1,104,572

M&E - 1.45%	—	—	—	—

M&E - 1.50%	—	—	—	—

M&E - 1.65%	—	—	—	—

M&E - 1.70%	—	—	—	—

M&E - 1.80%	—	—	—	—

M&E - 1.85%	—	—	—	—

M&E - 1.90%	—	—	—	—

M&E - 2.10%	—	—	—	—

M&E - 2.30%	—	—	—	—

M&E - 2.50%	—	—	—	—

Accumulation unit value - Initial:
M&E - 1.30%	$—	$—	$—	$—

M&E - 1.40%	$33.290226	$28.474959	$22.181979	$11.673939

M&E - 1.45%	$—	$—	$—	$—

M&E - 1.50%	$—	$—	$—	$—

M&E - 1.65%	$—	$—	$—	$—

M&E - 1.70%	$—	$—	$—	$—

M&E - 1.80%	$—	$—	$—	$—

M&E - 1.85%	$—	$—	$—	$—

M&E - 1.90%	$—	$—	$—	$—

M&E - 2.10%	$—	$—	$—	$—

M&E - 2.30%	$—	$—	$—	$—

M&E - 2.50%	$—	$—	$—	$—

See accompanying notes.

6

Separate Account VA-2L of

Transamerica Occidental Life Insurance Company -

Dreyfus/Transamerica Triple Advantage Variable Annuity

Statements of Assets and Liabilities

December 31, 2006

	Growth and Income Subaccount	International Equity Subaccount	International Value Subaccount	Limited Term High Yield Subaccount
Accumulation units outstanding - Service:
M&E - 1.30%	451,804	188,095	386,132	296,792

M&E - 1.40%	484,708	201,039	320,775	402,098

M&E - 1.45%	1,241,899	329,639	558,867	585,133

M&E - 1.50%	—	—	—	—

M&E - 1.65%	—	—	—	—

M&E - 1.70%	—	—	—	—

M&E - 1.80%	—	9,447	10,974	13,671

M&E - 1.85%	—	—	—	—

M&E - 1.90%	—	—	—	—

M&E - 2.10%	—	—	—	—

M&E - 2.30%	—	—	—	—

M&E - 2.50%	—	—	—	—

Accumulation unit value - Service:
M&E - 1.30%	$1.185061	$1.900731	$1.698797	$1.294607

M&E - 1.40%	$32.895597	$28.036634	$22.089225	$11.658941

M&E - 1.45%	$1.176916	$1.887627	$1.687119	$1.285669

M&E - 1.50%	$1.451013	$2.281539	$2.161778	$1.297367

M&E - 1.65%	$1.490397	$2.359503	$2.097468	$1.588613

M&E - 1.70%	$1.487367	$2.354710	$2.093231	$1.585360

M&E - 1.80%	$1.481347	$2.345178	$2.084724	$1.578929

M&E - 1.85%	$1.478330	$2.340402	$2.080511	$1.575753

M&E - 1.90%	$1.430274	$2.248876	$2.130878	$1.278782

M&E - 2.10%	$1.420027	$2.232799	$2.115603	$1.269626

M&E - 2.30%	$1.409888	$2.216829	$2.100476	$1.260549

M&E - 2.50%	$1.399814	$2.201016	$2.085516	$1.251557

See accompanying notes.

7

Separate Account VA-2L of

Transamerica Occidental Life Insurance Company -

Dreyfus/Transamerica Triple Advantage Variable Annuity

Statements of Assets and Liabilities

December 31, 2006

	Quality Bond Subaccount	Developing Leaders Subaccount	Small Company Stock Subaccount	Special Value Subaccount
Assets
Investment in securities:
Number of shares - Initial	3,620,324.241	1,557,795.957	728,256.104	1,032,559.467

Cost	$41,497,045	$59,337,048	$14,343,000	$14,136,537

Number of shares - Service	2,730,054.436	188,678.725	223,733.276	300,998.573

Cost	$31,182,376	$6,435,876	$4,729,379	$4,112,666

Investments in mutual funds, at net asset value	$71,205,550	$73,315,652	$20,274,085	$20,308,374
Receivable for units sold	2	56	—	5

Total assets	71,205,552	73,315,708	20,274,085	20,308,379

Liabilities
Payable for units redeemed	—	—	13	—

	$71,205,552	$73,315,708	$20,274,072	$20,308,379

Net Assets:
Deferred annuity contracts terminable by owners	$71,205,552	$73,315,708	$20,274,072	$20,308,379

Total net assets	$71,205,552	$73,315,708	$20,274,072	$20,308,379

See accompanying notes.

8

Separate Account VA-2L of

Transamerica Occidental Life Insurance Company -

Dreyfus/Transamerica Triple Advantage Variable Annuity

Statements of Assets and Liabilities

December 31, 2006

	Quality Bond Subaccount	Developing Leaders Subaccount	Small Company Stock Subaccount	Special Value Subaccount
Accumulation units outstanding - Initial:
M&E - 1.30%	—	—	—	—

M&E - 1.40%	1,928,764	665,894	805,233	671,859

M&E - 1.45%	—	—	—	—

M&E - 1.50%	—	—	—	—

M&E - 1.65%	—	—	—	—

M&E - 1.70%	—	—	—	—

M&E - 1.80%	—	—	—	—

M&E - 1.85%	—	—	—	—

M&E - 1.90%	—	—	—	—

M&E - 2.10%	—	—	—	—

M&E - 2.30%	—	—	—	—

M&E - 2.50%	—	—	—	—

Accumulation unit value - Initial:
M&E - 1.30%	$—	$—	$—	$—

M&E - 1.40%	$21.078909	$98.325236	$19.318069	$23.421875

M&E - 1.45%	$—	$—	$—	$—

M&E - 1.50%	$—	$—	$—	$—

M&E - 1.65%	$—	$—	$—	$—

M&E - 1.70%	$—	$—	$—	$—

M&E - 1.80%	$—	$—	$—	$—

M&E - 1.85%	$—	$—	$—	$—

M&E - 1.90%	$—	$—	$—	$—

M&E - 2.10%	$—	$—	$—	$—

M&E - 2.30%	$—	$—	$—	$—

M&E - 2.50%	$—	$—	$—	$—

See accompanying notes.

9

Separate Account VA-2L of

Transamerica Occidental Life Insurance Company -

Dreyfus/Transamerica Triple Advantage Variable Annuity

Statements of Assets and Liabilities

December 31, 2006

	Quality Bond Subaccount	Developing Leaders Subaccount	Small Company Stock Subaccount	Special Value Subaccount
Accumulation units outstanding - Service:
M&E - 1.30%	3,616,036	601,316	204,590	98,319

M&E - 1.40%	1,115,400	66,612	198,317	165,645

M&E - 1.45%	2,824,961	622,742	457,584	401,619

M&E - 1.50%	28,948	—	11,546	—

M&E - 1.65%	—	—	—	—

M&E - 1.70%	—	—	—	—

M&E - 1.80%	19,308	—	—	—

M&E - 1.85%	—	—	—	—

M&E - 1.90%	—	—	—	—

M&E - 2.10%	38,409	9,230	—	—

M&E - 2.30%	—	—	—	—

M&E - 2.50%	—	—	—	—

Accumulation unit value - Service:
M&E - 1.30%	$1.138430	$1.133591	$1.387929	$1.434202

M&E - 1.40%	$20.752654	$96.760742	$19.080623	$23.297618

M&E - 1.45%	$1.130604	$1.125799	$1.378355	$1.424331

M&E - 1.50%	$1.055454	$1.479906	$1.718725	$1.728214

M&E - 1.65%	$1.097349	$1.540287	$1.805490	$1.766225

M&E - 1.70%	$1.095114	$1.537164	$1.801830	$1.762659

M&E - 1.80%	$1.090681	$1.530966	$1.794517	$1.755497

M&E - 1.85%	$1.088476	$1.527850	$1.790877	$1.751931

M&E - 1.90%	$1.040344	$1.458741	$1.694141	$1.703496

M&E - 2.10%	$1.032912	$1.448285	$1.682015	$1.691268

M&E - 2.30%	$1.025499	$1.437931	$1.670011	$1.679194

M&E - 2.50%	$1.018191	$1.427691	$1.658099	$1.667220

See accompanying notes.

10

Separate Account VA-2L of

Transamerica Occidental Life Insurance Company -

Dreyfus/Transamerica Triple Advantage Variable Annuity

Statements of Assets and Liabilities

December 31, 2006

	Dreyfus Stock Index Subaccount	The Dreyfus Socially Responsible Growth Subaccount	Core Bond Subaccount	Core Value Subaccount
Assets
Investment in securities:
Number of shares - Initial	2,902,815.182	946,031.710	1,178,734.387	1,313,834.237

Cost	$94,310,109	$34,225,666	$15,225,638	$18,139,080

Number of shares - Service	1,004,869.559	170,258.206	2,558,657.993	1,831,591.350

Cost	$26,170,989	$3,438,236	$32,783,597	$23,877,385

Investments in mutual funds, at net asset value	$141,272,852	$31,719,289	$47,801,249	$61,390,747
Receivable for units sold	42	15	5	—

Total assets	141,272,894	31,719,304	47,801,254	61,390,747

Liabilities
Payable for units redeemed	—	—	—	28

	$141,272,894	$31,719,304	$47,801,254	$61,390,719

Net Assets:
Deferred annuity contracts terminable by owners	$141,272,894	$31,719,304	$47,801,254	$61,390,719

Total net assets	$141,272,894	$31,719,304	$47,801,254	$61,390,719

See accompanying notes.

11

Separate Account VA-2L of

Transamerica Occidental Life Insurance Company -

Dreyfus/Transamerica Triple Advantage Variable Annuity

Statements of Assets and Liabilities

December 31, 2006

	Dreyfus Stock Index Subaccount	The Dreyfus Socially Responsible Growth Subaccount	Core Bond Subaccount	Core Value Subaccount
Accumulation units outstanding - Initial:
M&E - 1.30%	—	—	—	—

M&E - 1.40%	2,061,313	909,846	1,136,949	1,668,932

M&E - 1.45%	—	—	—	—

M&E - 1.50%	—	—	—	—

M&E - 1.65%	—	—	—	—

M&E - 1.70%	—	—	—	—

M&E - 1.80%	—	—	—	—

M&E - 1.85%	—	—	—	—

M&E - 1.90%	—	—	—	—

M&E - 2.10%	—	—	—	—

M&E - 2.30%	—	—	—	—

M&E - 2.50%	—	—	—	—

Accumulation unit value - Initial:
M&E - 1.30%	$—	$—	$—	$—

M&E - 1.40%	$50.907734	$29.581501	$13.260061	$15.350987

M&E - 1.45%	$—	$—	$—	$—

M&E - 1.50%	$—	$—	$—	$—

M&E - 1.65%	$—	$—	$—	$—

M&E - 1.70%	$—	$—	$—	$—

M&E - 1.80%	$—	$—	$—	$—

M&E - 1.85%	$—	$—	$—	$—

M&E - 1.90%	$—	$—	$—	$—

M&E - 2.10%	$—	$—	$—	$—

M&E - 2.30%	$—	$—	$—	$—

M&E - 2.50%	$—	$—	$—	$—

See accompanying notes.

12

Separate Account VA-2L of

Transamerica Occidental Life Insurance Company -

Dreyfus/Transamerica Triple Advantage Variable Annuity

Statements of Assets and Liabilities

December 31, 2006

	Dreyfus Stock Index Subaccount	The Dreyfus Socially Responsible Growth Subaccount	Core Bond Subaccount	Core Value Subaccount
Accumulation units outstanding - Service:
M&E - 1.30%	2,708,040	159,276	1,505,801	1,792,437

M&E - 1.40%	597,575	153,855	2,082,534	1,913,691

M&E - 1.45%	2,151,271	143,182	2,823,166	3,010,426

M&E - 1.50%	19,287	—	—	—

M&E - 1.65%	—	—	—	—

M&E - 1.70%	—	—	—	—

M&E - 1.80%	—	—	84,923	—

M&E - 1.85%	—	—	—	—

M&E - 1.90%	—	—	—	—

M&E - 2.10%	17,889	—	—	—

M&E - 2.30%	—	—	—	—

M&E - 2.50%	—	—	—	—

Accumulation unit value - Service:
M&E - 1.30%	$1.306942	$1.074032	$1.179148	$1.378233

M&E - 1.40%	$50.115920	$29.124184	$13.227670	$15.248072

M&E - 1.45%	$1.297948	$1.066649	$1.171014	$1.368734

M&E - 1.50%	$1.538544	$1.363264	$1.093155	$1.679723

M&E - 1.65%	$1.598712	$1.383940	$1.144917	$1.716029

M&E - 1.70%	$1.595466	$1.381125	$1.142608	$1.712550

M&E - 1.80%	$1.588964	$1.375524	$1.137963	$1.705606

M&E - 1.85%	$1.585757	$1.372749	$1.135651	$1.702143

M&E - 1.90%	$1.516569	$1.343760	$1.077482	$1.655701

M&E - 2.10%	$1.505708	$1.334148	$1.069779	$1.643808

M&E - 2.30%	$1.494948	$1.324610	$1.062134	$1.632105

M&E - 2.50%	$1.484296	$1.315139	$1.054558	$1.620485

See accompanying notes.

13

Separate Account VA-2L of

Transamerica Occidental Life Insurance Company -

Dreyfus/Transamerica Triple Advantage Variable Annuity

Statements of Assets and Liabilities

December 31, 2006

	Emerging Leaders Subaccount	Founders Discovery Subaccount	Founders Growth Subaccount	Founders International Equity Subaccount
Assets
Investment in securities:
Number of shares - Initial	547,092.756	456,570.382	787,061.782	413,288.314

Cost	$11,654,042	$4,315,577	$9,473,307	$5,771,085

Number of shares - Service	469,838.111	200,068.148	290,035.155	106,754.990

Cost	$9,379,970	$1,661,169	$3,032,789	$1,637,135

Investments in mutual funds, at net asset value	$21,705,041	$6,780,768	$15,084,328	$10,594,350
Receivable for units sold	—	—	4	10

Total assets	21,705,041	6,780,768	15,084,332	10,594,360

Liabilities
Payable for units redeemed	—	10	—	—

	$21,705,041	$6,780,758	$15,084,332	$10,594,360

Net Assets:
Deferred annuity contracts terminable by owners	$21,705,041	$6,780,758	$15,084,332	$10,594,360

Total net assets	$21,705,041	$6,780,758	$15,084,332	$10,594,360

See accompanying notes.

14

Separate Account VA-2L of

Transamerica Occidental Life Insurance Company -

Dreyfus/Transamerica Triple Advantage Variable Annuity

Statements of Assets and Liabilities

December 31, 2006

	Emerging Leaders Subaccount	Founders Discovery Subaccount	Founders Growth Subaccount	Founders International Equity Subaccount
Accumulation units outstanding - Initial:
M&E - 1.30%	—	—	—	—

M&E - 1.40%	626,031	799,514	1,339,305	662,391

M&E - 1.45%	—	—	—	—

M&E - 1.50%	—	—	—	—

M&E - 1.65%	—	—	—	—

M&E - 1.70%	—	—	—	—

M&E - 1.80%	—	—	—	—

M&E - 1.85%	—	—	—	—

M&E - 1.90%	—	—	—	—

M&E - 2.10%	—	—	—	—

M&E - 2.30%	—	—	—	—

M&E - 2.50%	—	—	—	—

Accumulation unit value - Initial:
M&E - 1.30%	$—	$—	$—	$—

M&E - 1.40%	$18.797743	$5.916170	$8.233176	$12.709545

M&E - 1.45%	$—	$—	$—	$—

M&E - 1.50%	$—	$—	$—	$—

M&E - 1.65%	$—	$—	$—	$—

M&E - 1.70%	$—	$—	$—	$—

M&E - 1.80%	$—	$—	$—	$—

M&E - 1.85%	$—	$—	$—	$—

M&E - 1.90%	$—	$—	$—	$—

M&E - 2.10%	$—	$—	$—	$—

M&E - 2.30%	$—	$—	$—	$—

M&E - 2.50%	$—	$—	$—	$—

See accompanying notes.

15

Separate Account VA-2L of

Transamerica Occidental Life Insurance Company -

Dreyfus/Transamerica Triple Advantage Variable Annuity

Statements of Assets and Liabilities

December 31, 2006

	Emerging Leaders Subaccount	Founders Discovery Subaccount	Founders Growth Subaccount	Founders International Equity Subaccount
Accumulation units outstanding - Service:
M&E - 1.30%	418,439	162,105	167,507	41,037

M&E - 1.40%	420,564	314,854	458,556	151,073

M&E - 1.45%	1,062,511	34,893	73,280	109,183

M&E - 1.50%	4,187	—	—	—

M&E - 1.65%	—	—	—	—

M&E - 1.70%	—	—	—	—

M&E - 1.80%	37,282	—	—	—

M&E - 1.85%	—	—	—	—

M&E - 1.90%	—	—	—	—

M&E - 2.10%	8,206	—	—	—

M&E - 2.30%	—	—	—	—

M&E - 2.50%	—	—	—	—

Accumulation unit value - Service:
M&E - 1.30%	$1.389212	$1.055853	$1.208060	$1.703844

M&E - 1.40%	$18.545003	$5.853349	$8.215618	$12.715705

M&E - 1.45%	$1.379672	$1.048575	$1.199761	$1.692119

M&E - 1.50%	$1.676780	$1.455120	$1.471592	$2.277768

M&E - 1.65%	$1.889221	$1.467026	$1.555146	$2.269003

M&E - 1.70%	$1.885410	$1.464058	$1.551974	$2.264380

M&E - 1.80%	$1.877739	$1.458097	$1.545707	$2.255201

M&E - 1.85%	$1.873953	$1.455163	$1.542570	$2.250628

M&E - 1.90%	$1.652790	$1.434308	$1.450561	$2.245177

M&E - 2.10%	$1.640960	$1.424049	$1.440175	$2.229099

M&E - 2.30%	$1.629237	$1.413863	$1.429870	$2.213173

M&E - 2.50%	$1.617607	$1.403777	$1.419678	$2.197405

See accompanying notes.

16

Separate Account VA-2L of

Transamerica Occidental Life Insurance Company -

Dreyfus/Transamerica Triple Advantage Variable Annuity

Statements of Assets and Liabilities

December 31, 2006

	MidCap Stock Subaccount	Technology Growth Subaccount	Transamerica Equity Subaccount
Assets
Investment in securities:
Number of shares - Initial	1,597,163.907	2,270,339.392	862,611.228

Cost	$24,284,704	$29,736,638	$16,057,182

Number of shares - Service	1,052,326.866	488,593.058	—

Cost	$15,582,370	$4,145,583	$—

Investments in mutual funds, at net asset value	$46,000,981	$25,966,148	$22,384,761
Receivable for units sold	—	8	—

Total assets	46,000,981	25,966,156	22,384,761

Liabilities
Payable for units redeemed	—	—	5

	$46,000,981	$25,966,156	$22,384,756

Net Assets:
Deferred annuity contracts terminable by owners	$46,000,981	$25,966,156	$22,384,756

Total net assets	$46,000,981	$25,966,156	$22,384,756

See accompanying notes.

17

Separate Account VA-2L of

Transamerica Occidental Life Insurance Company -

Dreyfus/Transamerica Triple Advantage Variable Annuity

Statements of Assets and Liabilities

December 31, 2006

	MidCap Stock Subaccount	Technology Growth Subaccount	Transamerica Equity Subaccount
Accumulation units outstanding - Initial:
M&E - 1.30%	—	—	113,677

M&E - 1.40%	1,788,354	3,161,589	1,418,734

M&E - 1.45%	—	—	66,801

M&E - 1.50%	—	—	—

M&E - 1.65%	—	—	—

M&E - 1.70%	—	—	—

M&E - 1.80%	—	—	—

M&E - 1.85%	—	—	—

M&E - 1.90%	—	—	—

M&E - 2.10%	—	—	—

M&E - 2.30%	—	—	—

M&E - 2.50%	—	—	—

Accumulation unit value - Initial:
M&E - 1.30%	$—	$—	$1.541267

M&E - 1.40%	$15.530866	$6.778873	$15.582415

M&E - 1.45%	$—	$—	$1.530621

M&E - 1.50%	$—	$—	$1.702838

M&E - 1.65%	$—	$—	$1.839517

M&E - 1.70%	$—	$—	$1.835803

M&E - 1.80%	$—	$—	$1.828365

M&E - 1.85%	$—	$—	$1.824664

M&E - 1.90%	$—	$—	$1.678485

M&E - 2.10%	$—	$—	$1.666461

M&E - 2.30%	$—	$—	$1.654554

M&E - 2.50%	$—	$—	$1.642755

See accompanying notes.

18

Separate Account VA-2L of

Transamerica Occidental Life Insurance Company -

Dreyfus/Transamerica Triple Advantage Variable Annuity

Statements of Assets and Liabilities

December 31, 2006

	MidCap Stock Subaccount	Technology Growth Subaccount	Transamerica Equity Subaccount
Accumulation units outstanding - Service:
M&E - 1.30%	873,329	136,397	—

M&E - 1.40%	984,212	589,484	—

M&E - 1.45%	1,379,284	411,103	—

M&E - 1.50%	—	—	—

M&E - 1.65%	—	—	—

M&E - 1.70%	—	—	—

M&E - 1.80%	41,537	—	—

M&E - 1.85%	—	—	—

M&E - 1.90%	—	—	—

M&E - 2.10%	—	9,765	—

M&E - 2.30%	—	—	—

M&E - 2.50%	—	—	—

Accumulation unit value - Service:
M&E - 1.30%	$1.344626	$1.088089	$—

M&E - 1.40%	$15.382701	$6.663957	$—

M&E - 1.45%	$1.335380	$1.080591	$—

M&E - 1.50%	$1.614251	$1.381654	$—

M&E - 1.65%	$1.702520	$1.532367	$—

M&E - 1.70%	$1.699035	$1.529264	$—

M&E - 1.80%	$1.692166	$1.523057	$—

M&E - 1.85%	$1.688770	$1.519971	$—

M&E - 1.90%	$1.591143	$1.361895	$—

M&E - 2.10%	$1.579753	$1.352134	$—

M&E - 2.30%	$1.568485	$1.342459	$—

M&E - 2.50%	$1.557298	$1.332880	$—

See accompanying notes.

19

Separate Account VA-2L of

Transamerica Occidental Life Insurance Company -

Dreyfus/Transamerica Triple Advantage Variable Annuity

Statements of Operations

Year Ended December 31, 2006

	Money Market Subaccount	Balanced Subaccount	Appreciation Subaccount	Disciplined Stock Subaccount
Net investment income (loss)
Income:
Dividends	$2,167,596	$1,052,658	$2,411,483	$443,015
Expenses:
Administrative, mortality and expense risk charges	670,472	705,174	2,136,580	715,028

Net investment income (loss)	1,497,124	347,484	274,903	(272,013)
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—	—
Proceeds from sales	21,512,081	12,861,054	37,686,340	10,851,332
Cost of investments sold	21,512,081	14,554,241	31,345,676	10,058,269

Net realized capital gains (losses) on investments	—	(1,693,187)	6,340,664	793,063
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	—	(3,555,790)	17,066,271	(2,117,685)
End of period	—	1,829,167	31,395,508	4,140,235

Net change in unrealized appreciation/depreciation of investments	—	5,384,957	14,329,237	6,257,920

Net realized and unrealized capital gains (losses) on investments	—	3,691,770	20,669,901	7,050,983

Increase (decrease) in net assets from operations	$1,497,124	$4,039,254	$20,944,804	$6,778,970

See accompanying notes.

20

Separate Account VA-2L of

Transamerica Occidental Life Insurance Company -

Dreyfus/Transamerica Triple Advantage Variable Annuity

Statements of Operations

Year Ended December 31, 2006

	Growth and Income Subaccount	International Equity Subaccount	International Value Subaccount	Limited Term High Yield Subaccount
Net investment income (loss)
Income:
Dividends	$649,601	$272,637	$338,646	$1,508,125
Expenses:
Administrative, mortality and expense risk charges	1,208,745	490,270	355,221	279,858

Net investment income (loss)	(559,144)	(217,633)	(16,575)	1,228,267
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	1,974,045	—
Proceeds from sales	20,455,934	7,874,959	6,985,038	6,766,114
Cost of investments sold	19,154,668	6,036,280	4,409,131	6,723,900

Net realized capital gains (losses) on investments	1,301,266	1,838,679	4,549,952	42,214
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	1,415,963	7,870,485	6,619,523	(4,787)
End of period	11,005,745	12,927,273	6,929,843	96,815

Net change in unrealized appreciation/depreciation of investments	9,589,782	5,056,788	310,320	101,602

Net realized and unrealized capital gains (losses) on investments	10,891,048	6,895,467	4,860,272	143,816

Increase (decrease) in net assets from operations	$10,331,904	$6,677,834	$4,843,697	$1,372,083

See accompanying notes.

21

Separate Account VA-2L of

Transamerica Occidental Life Insurance Company -

Dreyfus/Transamerica Triple Advantage Variable Annuity

Statements of Operations

Year Ended December 31, 2006

	Quality Bond Subaccount	Developing Leaders Subaccount	Small Company Stock Subaccount	Special Value Subaccount
Net investment income (loss)
Income:
Dividends	$3,480,715	$311,697	$—	$104,448
Expenses:
Administrative, mortality and expense risk charges	1,067,412	1,116,363	298,761	283,138

Net investment income (loss)	2,413,303	(804,666)	(298,761)	(178,690)
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	6,883,106	2,648,085	2,608,492
Proceeds from sales	19,899,481	17,831,878	6,360,014	5,586,526
Cost of investments sold	20,708,130	16,378,689	5,613,776	5,138,887

Net realized capital gains (losses) on investments	(808,649)	8,336,295	3,394,323	3,056,131
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(1,711,519)	13,537,466	2,382,540	2,044,054
End of period	(1,473,871)	7,542,728	1,201,706	2,059,171

Net change in unrealized appreciation/depreciation of investments	237,648	(5,994,738)	(1,180,834)	15,117

Net realized and unrealized capital gains (losses) on investments	(571,001)	2,341,557	2,213,489	3,071,248

Increase (decrease) in net assets from operations	$1,842,302	$1,536,891	$1,914,728	$2,892,558

See accompanying notes.

22

Separate Account VA-2L of

Transamerica Occidental Life Insurance Company -

Dreyfus/Transamerica Triple Advantage Variable Annuity

Statements of Operations

Year Ended December 31, 2006

	Dreyfus Stock Index Subaccount	The Dreyfus Socially Responsible Growth Subaccount	Core Bond Subaccount	Core Value Subaccount
Net investment income (loss)
Income:
Dividends	$2,256,819	$31,644	$2,432,636	$748,829
Expenses:
Administrative, mortality and expense risk charges	1,994,108	468,174	699,637	824,657

Net investment income (loss)	262,711	(436,530)	1,732,999	(75,828)
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—	—
Proceeds from sales	31,501,209	7,975,315	13,807,710	13,050,187
Cost of investments sold	27,666,813	10,732,775	13,825,756	10,772,642

Net realized capital gains (losses) on investments	3,834,396	(2,757,460)	(18,046)	2,277,545
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	6,384,934	(11,534,052)	(109,602)	10,909,758
End of period	20,791,754	(5,944,613)	(207,986)	19,374,282

Net change in unrealized appreciation/depreciation of investments	14,406,820	5,589,439	(98,384)	8,464,524

Net realized and unrealized capital gains (losses) on investments	18,241,216	2,831,979	(116,430)	10,742,069

Increase (decrease) in net assets from operations	$18,503,927	$2,395,449	$1,616,569	$10,666,241

See accompanying notes.

23

Separate Account VA-2L of

Transamerica Occidental Life Insurance Company -

Dreyfus/Transamerica Triple Advantage Variable Annuity

Statements of Operations

Year Ended December 31, 2006

	Emerging Leaders Subaccount	Founders Discovery Subaccount	Founders Growth Subaccount	Founders International Equity Subaccount
Net investment income (loss)
Income:
Dividends	$—	$—	$44,697	$64,073
Expenses:
Administrative, mortality and expense risk charges	322,061	106,358	214,410	135,026

Net investment income (loss)	(322,061)	(106,358)	(169,713)	(70,953)
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	3,505,711	—	—	—
Proceeds from sales	6,455,101	2,397,893	3,985,597	3,193,114
Cost of investments sold	4,889,380	2,605,485	4,075,231	1,640,946

Net realized capital gains (losses) on investments	5,071,432	(207,592)	(89,634)	1,552,168
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	4,000,214	208,298	556,972	2,616,255
End of period	671,029	804,022	2,578,232	3,186,130

Net change in unrealized appreciation/depreciation of investments	(3,329,185)	595,724	2,021,260	569,875

Net realized and unrealized capital gains (losses) on investments	1,742,247	388,132	1,931,626	2,122,043

Increase (decrease) in net assets from operations	$1,420,186	$281,774	$1,761,913	$2,051,090

See accompanying notes.

24

Separate Account VA-2L of

Transamerica Occidental Life Insurance Company -

Dreyfus/Transamerica Triple Advantage Variable Annuity

Statements of Operations

Year Ended December 31, 2006

	MidCap Stock Subaccount	Technology Growth Subaccount	Transamerica Equity Subaccount
Net investment income (loss)
Income:
Dividends	$157,128	$—	$—
Expenses:
Administrative, mortality and expense risk charges	695,575	392,773	332,303

Net investment income (loss)	(538,447)	(392,773)	(332,303)
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	8,322,514	—	—
Proceeds from sales	11,979,234	7,024,897	6,506,361
Cost of investments sold	9,664,015	14,470,904	5,355,794

Net realized capital gains (losses) on investments	10,637,733	(7,446,007)	1,150,567
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	13,242,227	(16,497,349)	5,498,530
End of period	6,133,907	(7,916,073)	6,327,579

Net change in unrealized appreciation/depreciation of investments	(7,108,320)	8,581,276	829,049

Net realized and unrealized capital gains (losses) on investments	3,529,413	1,135,269	1,979,616

Increase (decrease) in net assets from operations	$2,990,966	$742,496	$1,647,313

See accompanying notes.

25

Separate Account VA-2L of

Transamerica Occidental Life Insurance Company -

Dreyfus/Transamerica Triple Advantage Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005

	Money Market Subaccount		Balanced Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$1,497,124	$639,482	$347,484	$179,649
Net realized capital gains (losses) on investments	—	—	(1,693,187)	(2,307,055)
Net change in unrealized appreciation/depreciation of investments	—	—	5,384,957	361,098

Increase (decrease) in net assets from operations	1,497,124	639,482	4,039,254	(1,766,308)
Contract transactions
Net contract purchase payments	146,082	294,769	130,107	200,325
Transfer payments from (to) other subaccounts or general account	16,484,407	14,087,802	(1,104,594)	(1,014,876)
Contract terminations, withdrawals, and other deductions	(20,663,287)	(20,208,646)	(10,316,574)	(10,828,849)
Contract maintenance charges	(37,675)	(33,094)	(29,495)	(33,758)

Increase (decrease) in net assets from contract transactions	(4,070,473)	(5,859,169)	(11,320,556)	(11,677,158)

Net increase (decrease) in net assets	(2,573,349)	(5,219,687)	(7,281,302)	(13,443,466)
Net assets:
Beginning of the period	49,503,250	54,722,937	54,953,344	68,396,810

End of the period	$46,929,901	$49,503,250	$47,672,042	$54,953,344

See accompanying notes.

26

Separate Account VA-2L of

Transamerica Occidental Life Insurance Company -

Dreyfus/Transamerica Triple Advantage Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005

	Appreciation Subaccount		Disciplined Stock Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$274,903	$(2,470,996)	$(272,013)	$(803,467)
Net realized capital gains (losses) on investments	6,340,664	4,777,621	793,063	(171,477)
Net change in unrealized appreciation/depreciation of investments	14,329,237	2,787,390	6,257,920	3,522,101

Increase (decrease) in net assets from operations	20,944,804	5,094,015	6,778,970	2,547,157
Contract transactions
Net contract purchase payments	187,045	314,722	92,833	116,171
Transfer payments from (to) other subaccounts or general account	(5,686,356)	(2,596,484)	(154,107)	(2,293,963)
Contract terminations, withdrawals, and other deductions	(29,137,515)	(33,473,922)	(9,065,613)	(10,458,484)
Contract maintenance charges	(99,109)	(110,444)	(26,132)	(29,683)

Increase (decrease) in net assets from contract transactions	(34,735,935)	(35,866,128)	(9,153,019)	(12,665,959)

Net increase (decrease) in net assets	(13,791,131)	(30,772,113)	(2,374,049)	(10,118,802)
Net assets:
Beginning of the period	164,605,094	195,377,207	53,852,153	63,970,955

End of the period	$150,813,963	$164,605,094	$51,478,104	$53,852,153

See accompanying notes.

27

Separate Account VA-2L of

Transamerica Occidental Life Insurance Company -

Dreyfus/Transamerica Triple Advantage Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005

	Growth and Income Subaccount		International Equity Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$(559,144)	$(104,003)	$(217,633)	$(311,558)
Net realized capital gains (losses) on investments	1,301,266	(310,716)	1,838,679	(1,036,904)
Net change in unrealized appreciation/depreciation of investments	9,589,782	1,796,773	5,056,788	5,245,103

Increase (decrease) in net assets from operations	10,331,904	1,382,054	6,677,834	3,896,641
Contract transactions
Net contract purchase payments	122,691	23,065	37,626	79,271
Transfer payments from (to) other subaccounts or general account	(641,235)	(1,484,169)	4,266,452	3,263,230
Contract terminations, withdrawals, and other deductions	(17,681,850)	(22,119,427)	(7,183,759)	(6,263,467)
Contract maintenance charges	(54,080)	(59,578)	(20,054)	(17,454)

Increase (decrease) in net assets from contract transactions	(18,254,474)	(23,640,109)	(2,899,735)	(2,938,420)

Net increase (decrease) in net assets	(7,922,570)	(22,258,055)	3,778,099	958,221
Net assets:
Beginning of the period	92,686,794	114,944,849	32,467,532	31,509,311

End of the period	$84,764,224	$92,686,794	$36,245,631	$32,467,532

See accompanying notes.

28

Separate Account VA-2L of

Transamerica Occidental Life Insurance Company -

Dreyfus/Transamerica Triple Advantage Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005

	International Value Subaccount		Limited Term High Yield Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$(16,575)	$(331,633)	$1,228,267	$1,438,667
Net realized capital gains (losses) on investments	4,549,952	1,245,481	42,214	(1,548,480)
Net change in unrealized appreciation/depreciation of investments	310,320	1,443,479	101,602	281,831

Increase (decrease) in net assets from operations	4,843,697	2,357,327	1,372,083	172,018
Contract transactions
Net contract purchase payments	38,700	70,432	45,518	98,391
Transfer payments from (to) other subaccounts or general account	2,514,442	3,128,685	(523,438)	520,654
Contract terminations, withdrawals, and other deductions	(5,538,972)	(4,146,736)	(4,663,281)	(6,061,123)
Contract maintenance charges	(17,983)	(17,977)	(12,676)	(14,753)

Increase (decrease) in net assets from contract transactions	(3,003,813)	(965,596)	(5,153,877)	(5,456,831)

Net increase (decrease) in net assets	1,839,884	1,391,731	(3,781,794)	(5,284,813)
Net assets:
Beginning of the period	24,848,767	23,457,036	22,522,639	27,807,452

End of the period	$26,688,651	$24,848,767	$18,740,845	$22,522,639

See accompanying notes.

29

Separate Account VA-2L of

Transamerica Occidental Life Insurance Company -

Dreyfus/Transamerica Triple Advantage Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005

	Quality Bond Subaccount		Developing Leaders Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$2,413,303	$2,020,633	$(804,666)	$(1,303,547)
Net realized capital gains (losses) on investments	(808,649)	(368,913)	8,336,295	1,708,315
Net change in unrealized appreciation/depreciation of investments	237,648	(746,568)	(5,994,738)	3,007,712

Increase (decrease) in net assets from operations	1,842,302	905,152	1,536,891	3,412,480
Contract transactions
Net contract purchase payments	107,758	287,833	99,700	229,854
Transfer payments from (to) other subaccounts or general account	(2,421,843)	(2,975,873)	(1,700,703)	(3,106,216)
Contract terminations, withdrawals, and other deductions	(14,632,598)	(17,159,001)	(14,272,981)	(19,447,561)
Contract maintenance charges	(37,728)	(43,542)	(38,636)	(45,823)

Increase (decrease) in net assets from contract transactions	(16,984,411)	(19,890,583)	(15,912,620)	(22,369,746)

Net increase (decrease) in net assets	(15,142,109)	(18,985,431)	(14,375,729)	(18,957,266)
Net assets:
Beginning of the period	86,347,661	105,333,092	87,691,437	106,648,703

End of the period	$71,205,552	$86,347,661	$73,315,708	$87,691,437

See accompanying notes.

30

Separate Account VA-2L of

Transamerica Occidental Life Insurance Company -

Dreyfus/Transamerica Triple Advantage Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005

	Small Company Stock Subaccount		Special Value Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$(298,761)	$(324,238)	$(178,690)	$(282,594)
Net realized capital gains (losses) on investments	3,394,323	2,620,890	3,056,131	832,020
Net change in unrealized appreciation/depreciation of investments	(1,180,834)	(2,494,718)	15,117	238,259

Increase (decrease) in net assets from operations	1,914,728	(198,066)	2,892,558	787,685
Contract transactions
Net contract purchase payments	27,733	60,008	10,100	41,406
Transfer payments from (to) other subaccounts or general account	623,264	333,822	47,421	1,064,208
Contract terminations, withdrawals, and other deductions	(4,126,600)	(4,321,893)	(4,229,453)	(4,259,681)
Contract maintenance charges	(14,947)	(16,740)	(10,752)	(12,222)

Increase (decrease) in net assets from contract transactions	(3,490,550)	(3,944,803)	(4,182,684)	(3,166,289)

Net increase (decrease) in net assets	(1,575,822)	(4,142,869)	(1,290,126)	(2,378,604)
Net assets:
Beginning of the period	21,849,894	25,992,763	21,598,505	23,977,109

End of the period	$20,274,072	$21,849,894	$20,308,379	$21,598,505

See accompanying notes.

31

Separate Account VA-2L of

Transamerica Occidental Life Insurance Company -

Dreyfus/Transamerica Triple Advantage Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005

	Dreyfus Stock Index Subaccount		The Dreyfus Socially Responsible Growth Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$262,711	$216,119	$(436,530)	$(555,218)
Net realized capital gains (losses) on investments	3,834,396	1,511,706	(2,757,460)	(2,264,042)
Net change in unrealized appreciation/depreciation of investments	14,406,820	2,828,838	5,589,439	3,479,865

Increase (decrease) in net assets from operations	18,503,927	4,556,663	2,395,449	660,605
Contract transactions
Net contract purchase payments	215,440	307,802	41,150	87,169
Transfer payments from (to) other subaccounts or general account	(3,294,789)	(3,047,958)	(903,820)	(1,615,136)
Contract terminations, withdrawals, and other deductions	(24,913,489)	(29,753,332)	(6,537,391)	(7,124,412)
Contract maintenance charges	(88,081)	(96,952)	(27,749)	(32,286)

Increase (decrease) in net assets from contract transactions	(28,080,919)	(32,590,440)	(7,427,810)	(8,684,665)

Net increase (decrease) in net assets	(9,576,992)	(28,033,777)	(5,032,361)	(8,024,060)
Net assets:
Beginning of the period	150,849,886	178,883,663	36,751,665	44,775,725

End of the period	$141,272,894	$150,849,886	$31,719,304	$36,751,665

See accompanying notes.

32

Separate Account VA-2L of

Transamerica Occidental Life Insurance Company -

Dreyfus/Transamerica Triple Advantage Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005

	Core Bond Subaccount		Core Value Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$1,732,999	$1,415,616	$(75,828)	$(650,850)
Net realized capital gains (losses) on investments	(18,046)	138,060	2,277,545	803,066
Net change in unrealized appreciation/depreciation of investments	(98,384)	(1,166,874)	8,464,524	2,146,119

Increase (decrease) in net assets from operations	1,616,569	386,802	10,666,241	2,298,335
Contract transactions
Net contract purchase payments	105,578	157,886	140,155	180,228
Transfer payments from (to) other subaccounts or general account	(534,669)	2,031,027	(41,324)	(985,915)
Contract terminations, withdrawals, and other deductions	(10,051,523)	(9,264,704)	(10,085,288)	(8,722,458)
Contract maintenance charges	(40,210)	(42,284)	(59,404)	(58,927)

Increase (decrease) in net assets from contract transactions	(10,520,824)	(7,118,075)	(10,045,861)	(9,587,072)

Net increase (decrease) in net assets	(8,904,255)	(6,731,273)	620,380	(7,288,737)
Net assets:
Beginning of the period	56,705,509	63,436,782	60,770,339	68,059,076

End of the period	$47,801,254	$56,705,509	$61,390,719	$60,770,339

See accompanying notes.

33

Separate Account VA-2L of

Transamerica Occidental Life Insurance Company -

Dreyfus/Transamerica Triple Advantage Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005

	Emerging Leaders Subaccount		Founders Discovery Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$(322,061)	$(350,299)	$(106,358)	$(119,882)
Net realized capital gains (losses) on investments	5,071,432	2,179,845	(207,592)	(474,347)
Net change in unrealized appreciation/depreciation of investments	(3,329,185)	(1,087,362)	595,724	398,038

Increase (decrease) in net assets from operations	1,420,186	742,184	281,774	(196,191)
Contract transactions
Net contract purchase payments	52,656	43,587	1,916	65,340
Transfer payments from (to) other subaccounts or general account	(1,134,314)	291,452	(311,028)	(584,058)
Contract terminations, withdrawals, and other deductions	(3,294,729)	(3,468,439)	(1,499,453)	(1,040,500)
Contract maintenance charges	(18,216)	(20,295)	(6,838)	(8,344)

Increase (decrease) in net assets from contract transactions	(4,394,603)	(3,153,695)	(1,815,403)	(1,567,562)

Net increase (decrease) in net assets	(2,974,417)	(2,411,511)	(1,533,629)	(1,763,753)
Net assets:
Beginning of the period	24,679,458	27,090,969	8,314,387	10,078,140

End of the period	$21,705,041	$24,679,458	$6,780,758	$8,314,387

See accompanying notes.

34

Separate Account VA-2L of

Transamerica Occidental Life Insurance Company -

Dreyfus/Transamerica Triple Advantage Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005

	Founders Growth Subaccount		Founders International Equity Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$(169,713)	$(187,458)	$(70,953)	$(67,939)
Net realized capital gains (losses) on investments	(89,634)	(1,770,643)	1,552,168	568,760
Net change in unrealized appreciation/depreciation of investments	2,021,260	2,434,725	569,875	505,123

Increase (decrease) in net assets from operations	1,761,913	476,624	2,051,090	1,005,944
Contract transactions
Net contract purchase payments	35,809	18,987	8,577	6,484
Transfer payments from (to) other subaccounts or general account	(432,342)	(640,018)	1,502,583	494,989
Contract terminations, withdrawals, and other deductions	(2,466,456)	(2,283,700)	(2,000,640)	(915,433)
Contract maintenance charges	(14,205)	(16,144)	(8,909)	(9,198)

Increase (decrease) in net assets from contract transactions	(2,877,194)	(2,920,875)	(498,389)	(423,158)

Net increase (decrease) in net assets	(1,115,281)	(2,444,251)	1,552,701	582,786
Net assets:
Beginning of the period	16,199,613	18,643,864	9,041,659	8,458,873

End of the period	$15,084,332	$16,199,613	$10,594,360	$9,041,659

See accompanying notes.

35

Separate Account VA-2L of

Transamerica Occidental Life Insurance Company -

Dreyfus/Transamerica Triple Advantage Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005

	MidCap Stock Subaccount		Technology Growth Subaccount
	2006	2005	2006	2005
Operations
Net investment income (loss)	$(538,447)	$(721,071)	$(392,773)	$(458,750)
Net realized capital gains (losses) on investments	10,637,733	2,606,752	(7,446,007)	(12,413,057)
Net change in unrealized appreciation/depreciation of investments	(7,108,320)	1,929,989	8,581,276	13,123,767

Increase (decrease) in net assets from operations	2,990,966	3,815,670	742,496	251,960
Contract transactions
Net contract purchase payments	70,702	134,217	69,977	46,070
Transfer payments from (to) other subaccounts or general account	(978,302)	2,246,558	(1,218,017)	(3,784,203)
Contract terminations, withdrawals, and other deductions	(8,554,834)	(8,407,536)	(4,963,633)	(4,724,217)
Contract maintenance charges	(44,287)	(47,213)	(30,952)	(36,692)

Increase (decrease) in net assets from contract transactions	(9,506,721)	(6,073,974)	(6,142,625)	(8,499,042)

Net increase (decrease) in net assets	(6,515,755)	(2,258,304)	(5,400,129)	(8,247,082)
Net assets:
Beginning of the period	52,516,736	54,775,040	31,366,285	39,613,367

End of the period	$46,000,981	$52,516,736	$25,966,156	$31,366,285

See accompanying notes.

36

Separate Account VA-2L of

Transamerica Occidental Life Insurance Company -

Dreyfus/Transamerica Triple Advantage Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2006 and 2005

	Transamerica Equity Subaccount
	2006	2005
Operations
Net investment income (loss)	$(332,303)	$(241,594)
Net realized capital gains (losses) on investments	1,150,567	(186,380)
Net change in unrealized appreciation/ depreciation of investments	829,049	3,627,376

Increase (decrease) in net assets from operations	1,647,313	3,199,402
Contract transactions
Net contract purchase payments	19,518	142,195
Transfer payments from (to) other subaccounts or general account	397,248	502,213
Contract terminations, withdrawals, and other deductions	(4,696,557)	(3,549,229)
Contract maintenance charges	(13,196)	(13,181)

Increase (decrease) in net assets from contract transactions	(4,292,987)	(2,918,002)

Net increase (decrease) in net assets	(2,645,674)	281,400
Net assets:
Beginning of the period	25,030,430	24,749,030

End of the period	$22,384,756	$25,030,430

See accompanying notes.

37

Separate Account VA-2L of

Transamerica Occidental Life Insurance Company -

Dreyfus/Transamerica Triple Advantage Variable Annuity

Notes to Financial Statements

December 31, 2006

1. Organization and Summary of Significant Accounting Policies

Organization

The Separate Account VA-2L of Transamerica Occidental Life Insurance Company (the Mutual Fund Account) is a segregated investment account of Transamerica Occidental Life Insurance Company (Transamerica Life), an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Mutual Fund Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Mutual Fund Account consists of multiple investment subaccounts (each a Series Fund and collectively the Series Funds). Activity in these specific subaccounts is available to contract owners of the Dreyfus/Transamerica Triple Advantage Variable Annuity, issued by Transamerica Life.

Subaccount Investment by Fund:

Dreyfus Variable Investments Fund:

Money Market Portfolio

Dreyfus Variable Investment Fund:

Balanced Portfolio

Appreciation Portfolio

Disciplined Stock Portfolio

Growth and Income Portfolio

International Equity Portfolio

International Value Portfolio

Limited Term High Yield Portfolio

Quality Bond Portfolio

Developing Leaders Portfolio

Small Company Stock Portfolio

Special Value Portfolio

Dreyfus Stock Index Fund

The Dreyfus Socially Responsible Growth Fund, Inc.

Dreyfus Investment Portfolios:

Core Bond Portfolio

Core Value Portfolio

Emerging Leaders Portfolio

Founders Discovery Portfolio

Founders Growth Portfolio

Founders International Equity Portfolio

MidCap Stock Portfolio

Technology Growth Portfolio

AEGON/Transamerica Series Fund, Inc.:

Transamerica Equity

The following Portfolio name changes were made effective during the fiscal year ended December 31, 2006:

Currently	Formerly
Dreyfus IP-Core Bond Portfolio-Service Class	Dreyfus Core Bond Portfolio-Service Class
Dreyfus IP-Core Bond Portfolio-Initial Class	Dreyfus Core Bond Portfolio-Initial Class

38

Separate Account VA-2L of

Transamerica Occidental Life Insurance Company -

Dreyfus/Transamerica Triple Advantage Variable Annuity

Notes to Financial Statements

December 31, 2006

1. Organization and Summary of Significant Accounting Policies (continued)

Investments

Net purchase payments received by the Mutual Fund Account are invested in the portfolios of the Series Funds, as selected by the contract owner. Investments are stated at the closing net asset values per share as of December 31, 2006.

Realized capital gains and losses from the sale of shares in the Series Funds are determined on the first-in, first-out basis.

Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Series Funds are included in the Statements of Operations.

Dividend Income

Dividends received from the Series Funds investments are reinvested to purchase additional mutual fund shares.

39

Separate Account VA-2L of

Transamerica Occidental Life Insurance Company -

Dreyfus/Transamerica Triple Advantage Variable Annuity

Notes to Financial Statements

December, 31 2006

2. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2006 were as follows:

	Purchases	Sales
Dreyfus Variable Investments Fund:
Money Market Portfolio	$18,938,759	$21,512,081
Dreyfus Variable Investment Fund:
Balanced Portfolio
Initial	1,277,416	9,739,594
Service	610,554	3,121,460
Appreciation Portfolio
Initial	1,992,845	29,763,121
Service	1,232,496	7,923,219
Disciplined Stock Portfolio
Initial	787,179	9,460,940
Service	639,118	1,390,392
Growth and Income Portfolio
Initial	858,116	16,374,751
Service	784,171	4,081,183
International Equity Portfolio
Initial	2,845,150	6,403,409
Service	1,912,458	1,471,550
International Value Portfolio
Initial	3,635,401	4,621,091
Service	2,303,290	2,363,947
Limited Term High Yield Portfolio
Initial	1,379,098	4,028,553
Service	1,461,428	2,737,561
Quality Bond Portfolio
Initial	2,586,068	12,167,740
Service	2,742,300	7,731,741
Developing Leaders Portfolio
Initial	6,723,853	16,122,049
Service	1,273,805	1,709,829
Small Company Stock Portfolio
Initial	3,456,429	4,542,359
Service	1,762,383	1,817,655
Special Value Portfolio
Initial	2,745,643	4,080,506
Service	1,087,975	1,506,020

40

Separate Account VA-2L of

Transamerica Occidental Life Insurance Company -

Dreyfus/Transamerica Triple Advantage Variable Annuity

Notes to Financial Statements

December, 31 2006

2. Investments (continued)

	Purchases	Sales
Dreyfus Stock Index Fund
Initial	$1,963,974	$23,053,538
Service	1,718,975	8,447,671
The Dreyfus Socially Responsible Growth Fund, Inc.
Initial	62,407	6,485,389
Service	48,550	1,489,926
Dreyfus Investment Portfolios:
Core Bond Portfolio
Initial	2,125,923	5,744,025
Service	2,893,955	8,063,685
Core Value Portfolio
Initial	1,546,380	6,302,776
Service	1,382,146	6,747,411
Emerging Leaders Portfolio
Initial	2,848,518	3,073,346
Service	2,395,641	3,381,755
Founders Discovery Portfolio
Initial	332,738	1,671,552
Service	143,406	726,341
Founders Growth Portfolio
Initial	649,282	2,585,909
Service	289,412	1,399,688
Founders International Equity Portfolio
Initial	1,897,015	2,096,061
Service	726,751	1,097,053
MidCap Stock Portfolio
Initial	6,072,399	8,036,878
Service	4,184,182	3,942,356
Technology Growth Portfolio
Initial	165,504	5,546,851
Service	323,972	1,478,046
AEGON/Transamerica Series Fund, Inc.:
Transamerica Equity	1,881,082	6,506,361

41

Separate Account VA-2L of

Transamerica Occidental Life Insurance Company -

Dreyfus/Transamerica Triple Advantage Variable Annuity

Notes to Financial Statements

December 31, 2006

3. Accumulation Units Outstanding

A summary of changes in accumulation units outstanding follows:

	Money Market Subaccount	Balanced Subaccount	Appreciation Subaccount	Disciplined Stock Subaccount	Growth and Income Subaccount
Units outstanding at January 1, 2005	41,354,208	6,950,166	13,305,817	4,602,389	5,770,203
Units purchased	299,554	47,085	32,356	31,538	9,738
Units redeemed and transferred	(4,680,923)	(1,054,774)	(1,742,323)	(767,896)	(937,556)

Units outstanding at December 31, 2005	36,972,839	5,942,477	11,595,850	3,866,031	4,842,385
Units purchased	195,352	18,806	31,002	8,752	12,139
Units redeemed and transferred	(3,131,556)	(1,039,435)	(1,807,385)	(667,010)	(668,844)

Units outstanding at December 31, 2006	34,036,635	4,921,848	9,819,467	3,207,773	4,185,680

	International Equity Subaccount	International Value Subaccount	Limited Term High Yield Subaccount	Quality Bond Subaccount	Developing Leaders Subaccount
Units outstanding at January 1, 2005	1,873,770	2,229,537	3,555,479	12,962,478	2,578,914
Units purchased	10,605	11,023	13,126	24,090	58,605
Units redeemed and transferred	(116,607)	(60,185)	(550,583)	(1,745,005)	(337,624)

Units outstanding at December 31, 2005	1,767,768	2,180,375	3,018,022	11,241,563	2,299,895
Units purchased	10,784	11,932	9,330	13,789	6,958
Units redeemed and transferred	(10,567)	(104,934)	(625,086)	(1,683,526)	(341,059)

Units outstanding at December 31, 2006	1,767,985	2,087,373	2,402,266	9,571,826	1,965,794

42

Separate Account VA-2L of

Transamerica Occidental Life Insurance Company -

Dreyfus/Transamerica Triple Advantage Variable Annuity

Notes to Financial Statements

December 31, 2006

3. Accumulation Units Outstanding (continued)

	Small Company Stock Subaccount	Special Value Subaccount	Dreyfus Stock Index Subaccount	The Dreyfus Socially Responsible Growth Subaccount	Core Bond Subaccount
Units outstanding at January 1, 2005	2,090,867	1,696,219	9,466,329	2,029,806	10,385,872
Units purchased	3,510	3,278	13,916	4,077	22,335
Units redeemed and transferred	(213,433)	(182,523)	(1,032,791)	(406,104)	(1,348,266)

Units outstanding at December 31, 2005	1,880,944	1,516,974	8,447,454	1,627,779	9,059,941
Units purchased	6,728	2,985	11,011	5,152	19,583
Units redeemed and transferred	(210,402)	(182,517)	(903,090)	(266,772)	(1,446,151)

Units outstanding at December 31, 2006	1,677,270	1,337,442	7,555,375	1,366,159	7,633,373

	Core Value Subaccount	Emerging Leaders Subaccount	Founders Discovery Subaccount	Founders Growth Subaccount	Founders International Equity Subaccount
Units outstanding at January 1, 2005	10,647,609	3,323,724	1,903,604	2,910,740	1,077,147
Units purchased	30,725	12,205	46,735	11,532	2,779
Units redeemed and transferred	(1,129,960)	(320,447)	(311,934)	(437,986)	(89,374)

Units outstanding at December 31, 2005	9,548,374	3,015,482	1,638,405	2,484,286	990,552
Units purchased	24,068	17,883	3,350	5,920	2,074
Units redeemed and transferred	(1,186,956)	(456,145)	(330,389)	(451,558)	(28,942)

Units outstanding at December 31, 2006	8,385,486	2,577,220	1,311,366	2,038,648	963,684

43

Separate Account VA-2L of

Transamerica Occidental Life Insurance Company -

Dreyfus/Transamerica Triple Advantage Variable Annuity

Notes to Financial Statements

December 31, 2006

3. Accumulation Units Outstanding (continued)

	MidCap Stock Subaccount	Technology Growth Subaccount	Transamerica Equity Subaccount
Units outstanding at January 1, 2005	6,373,383	6,797,980	2,073,039
Units purchased	34,122	12,922	4,371
Units redeemed and transferred	(452,443)	(1,428,275)	(212,663)

Units outstanding at December 31, 2005	5,955,062	5,382,627	1,864,747
Units purchased	20,962	26,168	4,661
Units redeemed and transferred	(909,308)	(1,100,457)	(270,196)

Units outstanding at December 31, 2006	5,066,716	4,308,338	1,599,212

44

Separate Account VA-2L of

Transamerica Occidental Life Insurance Company -

Dreyfus/Transamerica Triple Advantage Variable Annuity

Notes to Financial Statements

December 31, 2006

4. Financial Highlights

Subaccount	Year Ended	Units	Unit Fair Value Lowest to Highest			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest	Total Return*** Corresponding to Lowest to Highest Expense Ratio
Money Market
	12/31/2006	34,036,635	$1.04	to	$0.99	$46,929,901	4.49%	1.30% to 2.50%	3.25%	to	2.05%
	12/31/2005	36,972,839	1.00	to	0.97	49,503,250	2.64	1.30 to 2.50	1.34	to	0.16
	12/31/2004	41,354,208	0.99	to	0.97	54,722,937	0.78	1.30 to 2.50	(0.49)	to	(1.66)
	12/31/2003	54,783,965	0.99	to	0.99	72,857,154	0.71	1.30 to 2.50	(0.60)	to	(1.24)
	12/31/2002	77,935,104	1.00	to	1.00	104,914,220	1.45	1.30 to 1.85	0.04	to	(0.11)
Balanced
	12/31/2006	4,921,848	1.12	to	1.19	47,672,042	2.06	1.30 to 2.50	8.46	to	7.20
	12/31/2005	5,942,477	1.03	to	1.11	54,953,344	1.70	1.30 to 2.50	(2.57)	to	(3.70)
	12/31/2004	6,950,166	1.06	to	1.15	68,396,810	2.02	1.30 to 2.50	4.21	to	2.99
	12/31/2003	7,512,166	1.02	to	1.12	75,462,285	1.71	1.30 to 2.50	16.50	to	11.83
	12/31/2002	7,506,794	0.87	to	1.00	72,629,230	1.56	1.30 to 1.85	(12.86)	to	0.33
Appreciation
	12/31/2006	9,819,467	1.22	to	1.37	150,813,963	1.56	1.30 to 2.50	14.72	to	13.38
	12/31/2005	11,595,850	1.06	to	1.21	164,605,094	0.01	1.30 to 2.50	2.78	to	1.59
	12/31/2004	13,305,817	1.03	to	1.19	195,377,207	1.51	1.30 to 2.50	3.45	to	2.23
	12/31/2003	15,134,033	1.00	to	1.16	222,272,378	1.33	1.30 to 2.50	19.28	to	16.08
	12/31/2002	10,847,921	0.84	to	0.98	208,330,872	1.02	1.30 to 1.85	(16.27)	to	(1.86)
Disciplined Stock
	12/31/2006	3,207,773	1.25	to	1.44	51,478,104	0.86	1.30 to 2.50	14.11	to	12.78
	12/31/2005	3,866,031	1.10	to	1.27	53,852,153	0.00	1.30 to 2.50	4.86	to	3.64
	12/31/2004	4,602,389	1.05	to	1.23	63,970,955	1.25	1.30 to 2.50	6.25	to	5.00
	12/31/2003	5,314,274	0.99	to	1.17	69,939,064	0.79	1.30 to 2.50	21.73	to	17.02
	12/31/2002	5,759,638	0.81	to	0.99	68,656,659	0.61	1.30 to 1.85	(19.00)	to	(1.05)
Growth and Income
	12/31/2006	4,185,680	1.19	to	1.40	84,764,224	0.74	1.30 to 2.50	12.85	to	11.53
	12/31/2005	4,842,385	1.05	to	1.26	92,686,794	1.30	1.30 to 2.50	1.89	to	0.70
	12/31/2004	5,770,203	1.03	to	1.25	114,944,849	1.15	1.30 to 2.50	5.84	to	4.60
	12/31/2003	6,611,025	0.97	to	1.19	130,644,562	0.77	1.30 to 2.50	24.74	to	19.16
	12/31/2002	6,772,664	0.78	to	1.00	121,414,448	0.58	1.30 to 1.85	(21.93)	to	(0.48)
International Equity
	12/31/2006	1,767,985	1.90	to	2.20	36,245,631	0.77	1.30 to 2.50	21.48	to	20.06
	12/31/2005	1,767,768	1.56	to	1.83	32,467,532	0.38	1.30 to 2.50	12.99	to	11.67
	12/31/2004	1,873,770	1.38	to	1.64	31,509,311	3.88	1.30 to 2.50	22.60	to	21.16
	12/31/2003	2,297,479	1.13	to	1.35	28,823,706	4.68	1.30 to 2.50	40.74	to	35.50
	12/31/2002	2,236,564	0.80	to	1.01	23,436,797	2.70	1.30 to 1.85	(19.74)	to	0.99

45

Separate Account VA-2L of

Transamerica Occidental Life Insurance Company -

Dreyfus/Transamerica Triple Advantage Variable Annuity

Notes to Financial Statements

December 31, 2006

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Lowest to Highest			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest	Total Return*** Lowest to Highest
International Value
	12/31/2006	2,087,373	$1.70	to	$2.09	$26,688,651	1.31%	1.30% to 2.50%	20.82%	to	19.41%
	12/31/2005	2,180,375	1.41	to	1.75	24,848,767	0.00	1.30 to 2.50	10.26	to	8.97
	12/31/2004	2,229,537	1.28	to	1.60	23,457,036	1.07	1.30 to 2.50	18.29	to	16.90
	12/31/2003	2,379,669	1.08	to	1.37	19,931,331	1.23	1.30 to 2.50	34.54	to	37.10
	12/31/2002	1,964,025	0.80	to	1.00	15,937,773	0.99	1.30 to 1.85	(19.87)	to	0.28
Limited Term High Yield
	12/31/2006	2,402,266	1.29	to	1.25	18,740,845	7.45	1.30 to 2.50	7.25	to	5.99
	12/31/2005	3,018,022	1.21	to	1.18	22,522,639	7.17	1.30 to 2.50	1.03	to	(0.15)
	12/31/2004	3,555,479	1.19	to	1.18	27,807,452	7.21	1.30 to 2.50	8.64	to	7.37
	12/31/2003	3,840,058	1.10	to	1.10	29,333,552	9.37	1.30 to 2.50	28.62	to	10.14
	12/31/2002	3,260,167	0.86	to	1.06	20,880,306	11.53	1.30 to 1.85	(14.49)	to	6.35
Quality Bond
	12/31/2006	9,571,826	1.14	to	1.02	71,205,552	4.50	1.30 to 2.50	2.57	to	1.37
	12/31/2005	11,241,563	1.11	to	1.00	86,347,661	3.54	1.30 to 2.50	0.95	to	(0.23)
	12/31/2004	12,962,478	1.10	to	1.01	105,333,092	3.94	1.30 to 2.50	1.72	to	0.53
	12/31/2003	14,716,227	1.08	to	1.00	125,575,056	3.82	1.30 to 2.50	3.44	to	0.14
	12/31/2002	11,360,372	1.04	to	1.02	141,963,660	5.01	1.30 to 1.85	4.49	to	2.09
Developing Leaders
	12/31/2006	1,965,794	1.13	to	1.43	73,315,708	0.39	1.30 to 2.50	2.20	to	1.00
	12/31/2005	2,299,895	1.11	to	1.41	87,691,437	0.00	1.30 to 2.50	4.21	to	2.99
	12/31/2004	2,578,914	1.06	to	1.37	106,648,703	0.17	1.30 to 2.50	9.62	to	8.33
	12/31/2003	2,937,185	0.97	to	1.27	115,395,672	0.03	1.30 to 2.50	29.67	to	26.70
	12/31/2002	2,350,190	0.75	to	1.03	104,749,599	0.04	1.30 to 1.85	(25.11)	to	3.14
Small Company Stock
	12/31/2006	1,677,270	1.39	to	1.66	20,274,072	0.00	1.30 to 2.50	9.53	to	8.25
	12/31/2005	1,880,944	1.27	to	1.53	21,849,894	0.00	1.30 to 2.50	(0.52)	to	(1.68)
	12/31/2004	2,090,867	1.27	to	1.56	25,992,763	0.00	1.30 to 2.50	16.66	to	15.29
	12/31/2003	2,133,316	1.09	to	1.35	24,135,890	0.11	1.30 to 2.50	40.77	to	35.12
	12/31/2002	1,709,610	0.78	to	1.02	16,355,731	0.20	1.30 to 1.85	(22.44)	to	2.27
Special Value
	12/31/2006	1,337,442	1.43	to	1.67	20,308,379	0.51	1.30 to 2.50	15.00	to	13.66
	12/31/2005	1,516,974	1.25	to	1.47	21,598,505	0.11	1.30 to 2.50	3.93	to	2.72
	12/31/2004	1,696,219	1.20	to	1.43	23,977,109	0.59	1.30 to 2.50	11.50	to	10.20
	12/31/2003	1,935,986	1.08	to	1.30	26,138,119	0.93	1.30 to 2.50	30.02	to	29.59
	12/31/2002	1,968,959	0.83	to	1.03	22,239,682	0.33	1.30 to 1.85	(17.23)	to	3.31
Dreyfus Stock Index
	12/31/2006	7,555,375	1.31	to	1.48	141,272,894	1.56	1.30 to 2.50	13.73	to	12.40
	12/31/2005	8,447,454	1.15	to	1.32	150,849,886	1.53	1.30 to 2.50	3.10	to	1.89
	12/31/2004	9,466,329	1.11	to	1.30	178,883,663	1.68	1.30 to 2.50	8.93	to	7.65
	12/31/2003	9,734,374	1.02	to	1.20	186,918,220	1.42	1.30 to 2.50	26.41	to	20.38
	12/31/2002	7,316,840	0.81	to	1.00	162,126,080	1.29	1.30 to 1.85	(19.06)	to	0.36

46

Separate Account VA-2L of

Transamerica Occidental Life Insurance Company -

Dreyfus/Transamerica Triple Advantage Variable Annuity

Notes to Financial Statements

December 31, 2006

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Lowest to Highest			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest	Total Return*** Lowest to Highest
The Dreyfus Socially Responsible Growth
	12/31/2006	1,366,159	$1.07	to	$1.32	$31,719,304	0.09%	1.30% to 2.50%	7.56%	to	6.31%
	12/31/2005	1,627,779	1.00	to	1.24	36,751,665	0.00	1.30 to 2.50	2.03	to	0.84
	12/31/2004	2,029,806	0.98	to	1.23	44,775,725	0.00	1.30 to 2.50	4.58	to	3.35
	12/31/2003	2,338,093	0.94	to	1.19	50,990,151	0.09	1.30 to 2.50	24.14	to	18.71
	12/31/2002	2,601,995	0.75	to	0.98	49,852,589	0.17	1.30 to 1.85	(24.61)	to	(1.54)
Core Bond
	12/31/2006	7,633,373	1.18	to	1.05	47,801,254	4.81	1.30 to 2.50	3.58	to	2.37
	12/31/2005	9,059,941	1.14	to	1.03	56,705,509	3.77	1.30 to 2.50	0.81	to	(0.37)
	12/31/2004	10,385,872	1.13	to	1.03	63,436,782	4.16	1.30 to 2.50	3.02	to	1.81
	12/31/2003	12,145,269	1.10	to	1.02	72,580,373	4.05	1.30 to 2.50	5.74	to	1.55
	12/31/2002	8,897,378	1.04	to	1.02	72,726,976	5.00	1.30 to 1.85	3.66	to	2.02
Core Value
	12/31/2006	8,385,486	1.38	to	1.62	61,390,719	1.25	1.30 to 2.50	19.61	to	18.22
	12/31/2005	9,548,374	1.15	to	1.37	60,770,339	0.36	1.30 to 2.50	3.91	to	2.69
	12/31/2004	10,647,609	1.11	to	1.33	68,059,076	1.10	1.30 to 2.50	10.01	to	8.72
	12/31/2003	11,491,803	1.01	to	1.23	66,213,805	0.81	1.30 to 2.50	26.50	to	22.78
	12/31/2002	8,668,753	0.80	to	1.01	53,483,308	0.80	1.30 to 1.85	(20.31)	to	0.57
Emerging Leaders
	12/31/2006	2,577,220	1.39	to	1.62	21,705,041	0.00	1.30 to 2.50	6.62	to	5.38
	12/31/2005	3,015,482	1.30	to	1.54	24,679,458	0.00	1.30 to 2.50	3.41	to	2.20
	12/31/2004	3,323,724	1.26	to	1.50	27,090,969	0.00	1.30 to 2.50	12.72	to	11.40
	12/31/2003	3,751,136	1.12	to	1.35	26,143,953	0.00	1.30 to 2.50	45.28	to	34.83
	12/31/2002	2,466,783	0.77	to	1.06	16,420,028	0.00	1.30 to 1.85	(23.06)	to	6.06
Founders Discovery
	12/31/2006	1,311,366	1.06	to	1.40	6,780,758	0.00	1.30 to 2.50	4.21	to	2.99
	12/31/2005	1,638,405	1.01	to	1.36	8,314,387	0.00	1.30 to 2.50	(1.58)	to	(2.73)
	12/31/2004	1,903,604	1.03	to	1.40	10,078,140	0.00	1.30 to 2.50	8.27	to	7.00
	12/31/2003	2,045,577	0.95	to	1.31	10,237,227	0.00	1.30 to 2.50	34.24	to	30.96
	12/31/2002	2,139,569	0.71	to	1.00	8,334,095	0.00	1.30 to 1.85	(29.17)	to	(0.25)
Founders Growth
	12/31/2006	2,038,648	1.21	to	1.42	15,084,332	0.29	1.30 to 2.50	12.33	to	11.01
	12/31/2005	2,484,286	1.08	to	1.28	16,199,613	0.28	1.30 to 2.50	3.29	to	2.09
	12/31/2004	2,910,740	1.04	to	1.25	18,643,864	0.47	1.30 to 2.50	6.29	to	5.05
	12/31/2003	3,142,785	0.98	to	1.19	19,584,842	0.00	1.30 to 2.50	29.05	to	19.25
	12/31/2002	3,268,939	0.76	to	0.99	16,335,098	0.08	1.30 to 1.85	(24.09)	to	(0.96)

47

Separate Account VA-2L of

Transamerica Occidental Life Insurance Company -

Dreyfus/Transamerica Triple Advantage Variable Annuity

Notes to Financial Statements

December 31, 2006

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Lowest to Highest			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest	Total Return*** Lowest to Highest
Founders International Equity
	12/31/2006	963,684	$1.70	to	$2.20	$10,594,360	0.66%	1.30% to 2.50%	23.70%	to	22.25%
	12/31/2005	990,552	1.38	to	1.80	9,041,659	0.57	1.30 to 2.50	12.41	to	11.10
	12/31/2004	1,077,147	1.23	to	1.62	8,458,873	0.51	1.30 to 2.50	21.16	to	19.74
	12/31/2003	1,122,306	1.01	to	1.35	7,427,420	0.09	1.30 to 2.50	34.18	to	35.11
	12/31/2002	1,102,375	0.75	to	1.02	5,794,836	0.00	1.30 to 1.85	(24.63)	to	1.73
MidCap Stock
	12/31/2006	5,066,716	1.34	to	1.56	46,000,981	0.31	1.30 to 2.50	6.30	to	5.06
	12/31/2005	5,955,062	1.26	to	1.48	52,516,736	0.02	1.30 to 2.50	7.54	to	6.29
	12/31/2004	6,373,383	1.18	to	1.39	54,775,040	0.30	1.30 to 2.50	12.76	to	11.44
	12/31/2003	6,863,312	1.04	to	1.25	54,241,162	0.24	1.30 to 2.50	29.79	to	25.15
	12/31/2002	5,745,043	0.80	to	1.03	41,327,681	0.26	1.30 to 1.85	(19.63)	to	3.15
Technology Growth
	12/31/2006	4,308,338	1.09	to	1.33	25,966,156	0.00	1.30 to 2.50	2.70	to	1.50
	12/31/2005	5,382,627	1.06	to	1.31	31,366,285	0.00	1.30 to 2.50	2.16	to	0.96
	12/31/2004	6,797,980	1.04	to	1.30	39,613,367	0.00	1.30 to 2.50	(1.06)	to	(2.22)
	12/31/2003	7,737,027	1.05	to	1.33	46,312,105	0.00	1.30 to 2.50	48.68	to	33.01
	12/31/2002	7,904,289	0.70	to	1.01	33,302,402	0.00	1.30 to 1.85	(29.51)	to	0.63
Transamerica Equity
	12/31/2006	1,599,212	1.54	to	1.64	22,384,756	0.00	1.30 to 2.50	7.32	to	6.07
	12/31/2005	1,864,747	1.44	to	1.55	25,030,430	0.35	1.30 to 2.50	15.05	to	13.70
	12/31/2004	2,073,039	1.25	to	1.36	24,749,030	0.00	1.30 to 2.50	14.32	to	12.98
	12/31/2003	2,411,278	1.09	to	1.21	25,387,414	0.00	1.30 to 2.50	29.54	to	20.57
	12/31/2002	2,771,016	0.84	to	1.02	23,080,230	0.00	1.30 to 1.85	(15.71)	to	1.98

48

Separate Account VA-2L of

Transamerica Occidental Life Insurance Company -

Dreyfus/Transamerica Triple Advantage Variable Annuity

Notes to Financial Statements

December 31, 2006

4. Financial Highlights (continued)

*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Series Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Series Fund in which the subaccounts invest. These ratios are annualized for periods less than one year

**	These ratios represent the annualized contract expenses of the Mutual Fund Account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Series Fund are excluded.

***	These amounts represent the total return for the period indicated, including changes in the value of the underlying Series Fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total returns reflect a full twelve month period except for those subaccounts indicated as being a partial year in the Organization and Summary of Significant Accounting Policies footnote and new expense ratios as follows:

Expense Ratio	Inception Date
1.30%	May 1, 2002
1.45%	May 1, 2002
1.65%	November 11, 2002
1.70%	November 11, 2002
1.80%	November 11, 2002
1.85%	November 11, 2002
1.50%	May 1, 2003
1.90%	May 1, 2003
2.10%	May 1, 2003
2.30%	May 1, 2003
2.50%	May 1, 2003

49

Separate Account VA-2L of

Transamerica Occidental Life Insurance Company -

Dreyfus/Transamerica Triple Advantage Variable Annuity

Notes to Financial Statements

December 31, 2006

4. Financial Highlights (continued)

There are subaccounts that have total return ranges outside of the range indicated above. The following is a list of the subaccounts and their corresponding lowest and highest total return.

Subaccount	2006 Total Return Range
Balanced	7.20%	to	11.82%
Appreciation	13.38%	to	14.87%
Disciplined Stock	12.78%	to	15.85%
Growth and Income	11.53%	to	15.96%
International Equity	20.06%	to	25.68%
International Value	17.27%	to	20.91%
Quality Bond	1.37%	to	6.69%
Developing Leaders	1.00%	to	6.41%
Dreyfus Stock Index	12.40%	to	18.22%
The Dreyfus Socially Responsible Growth	6.31%	to	9.24%
Core Value	18.22%	to	22.24%
Emerging Leaders	5.38%	to	20.18%
Founders Discovery	2.99%	to	5.10%
Technology Growth	1.50%	to	13.95%

50

Separate Account VA-2L of

Transamerica Occidental Life Insurance Company -

Dreyfus/Transamerica Triple Advantage Variable Annuity

Notes to Financial Statements

December 31, 2006

4. Financial Highlights (continued)

Subaccount	2005 Total Return Range
Balanced	(0.83%)	to	4.02%
Appreciation	3.85%	to	6.64%
Disciplined Stock	8.83%	to	12.39%
Growth and Income	5.33%	to	10.10%
International Equity	35.30%	to	42.40%
International Value	25.79%	to	30.61%
Limited Term High Yield	7.21%	to	33.60%
Quality Bond	0.30%	to	6.13%
Developing Leaders	11.57%	to	18.18%
Small Company Stock	13.36%	to	21.19%
Special Value	13.19%	to	17.73%
Dreyfus Stock Index	9.69%	to	16.00%
The Dreyfus Socially Responsible Growth	4.21%	to	7.67%
Core Bond	1.44%	to	8.12%
Core Value	11.65%	to	16.08%
Emerging Leaders	13.85%	to	30.55%
Founders Discovery	4.08%	to	6.79%
Founders Growth	7.24%	to	15.33%
MidCap Stock	18.44%	to	27.13%
Technology Growth	(1.28%)	to	11.43%
Transamerica Equity	28.46%	to	41.22%

51

Separate Account VA-2L of

Transamerica Occidental Life Insurance Company -

Dreyfus/Transamerica Triple Advantage Variable Annuity

Notes to Financial Statements

December 31, 2006

4. Financial Highlights (continued)

Subaccount	2004 Total Return Range
Balanced	2.99%	to	7.33%
Appreciation	2.23%	to	3.59%
Disciplined Stock	5.00%	to	7.76%
Growth and Income	4.60%	to	8.64%
International Equity	21.16%	to	26.71%
International Value	14.70%	to	18.36%
Limited Term High Yield	7.37%	to	32.95%
Quality Bond	0.53%	to	5.70%
Developing Leaders	8.33%	to	14.02%
Small Company Stock	15.29%	to	22.48%
Special Value	10.20%	to	13.89%
Dreyfus Stock Index	7.65%	to	13.12%
The Dreyfus Socially Responsible Growth	3.35%	to	6.10%
Core Bond	1.81%	to	7.84%
Core Value	8.72%	to	12.31%
Emerging Leaders	11.40%	to	26.93%
Founders Discovery	7.00%	to	9.09%
Founders Growth	5.05%	to	12.26%
MidCap Stock	11.44%	to	18.85%
Technology Growth	(2.22%)	to	9.67%
Transamerica Equity	12.98%	to	23.42%

52

Separate Account VA-2L of

Transamerica Occidental Life Insurance Company -

Dreyfus/Transamerica Triple Advantage Variable Annuity

Notes to Financial Statements

December 31, 2006

4. Financial Highlights (continued)

Subaccount	2003 Total Return Range
Money Market	(1.24%)	to	(0.59%)
Balanced	11.83%	to	16.52%
Appreciation	16.08%	to	19.50%
Disciplined Stock	17.02%	to	21.82%
Growth and Income	19.16%	to	24.82%
International Equity	35.50%	to	41.36%
International Value	33.81%	to	38.00%
Limited Term High Yield	10.14%	to	36.05%
Quality Bond	0.14%	to	5.03%
Developing Leaders	26.70%	to	33.02%
Small Company Stock	35.12%	to	43.19%
Special Value	29.32%	to	33.60%
Dreyfus Stock Index	20.38%	to	26.59%
The Dreyfus Socially Responsible Growth	18.71%	to	24.27%
Core Bond	1.55%	to	7.30%
Core Value	22.78%	to	26.65%
Emerging Leaders	34.83%	to	53.24%
Founders Discovery	30.96%	to	34.31%
Founders Growth	19.25%	to	29.05%
Founders International Equity	33.46%	to	36.00%
MidCap Stock	25.15%	to	33.16%
Technology Growth	33.01%	to	48.88%
Transamerica Equity	20.57%	to	31.39%

53

Separate Account VA-2L of

Transamerica Occidental Life Insurance Company -

Dreyfus/Transamerica Triple Advantage Variable Annuity

Notes to Financial Statements

December 31, 2006

4. Financial Highlights (continued)

Subaccount	2002 Total Return Range
Money Market	(0.11%)	to	0.06%
Balanced	(16.79%)	to	0.36%
Appreciation	(18.04%)	to	(1.84%)
Disciplined Stock	(23.79%)	to	(1.03%)
Growth and Income	(26.49%)	to	(0.46%)
International Equity	(19.82%)	to	1.01%
International Value	(19.95%)	to	0.31%
Limited Term High Yield	(14.58%)	to	6.38%
Quality Bond	2.09%	to	6.28%
Developing Leaders	(25.18%)	to	3.17%
Small Company Stock	(22.51%)	to	2.30%
Special Value	(17.32%)	to	3.34%
Dreyfus Stock Index	(23.62%)	to	0.39%
The Dreyfus Socially Responsible Growth	(30.12%)	to	(1.52%)
Core Bond	2.02%	to	5.31%
Core Value	(24.37%)	to	0.60%
Emerging Leaders	(23.14%)	to	6.08%
Founders Discovery	(34.16%)	to	(0.22%)
Founders Growth	(29.24%)	to	(0.93%)
Founders International Equity	(28.22%)	to	1.76%
MidCap Stock	(19.71%)	to	3.17%
Technology Growth	(40.41%)	to	0.66%
Transamerica Equity	(23.32%)	to	2.00%

54

Separate Account VA-2L of

Transamerica Occidental Life Insurance Company -

Dreyfus/Transamerica Triple Advantage Variable Annuity

Notes to Financial Statements

December 31, 2006

5. Administrative, Mortality, and Expense Risk Charge

An annual charge is deducted from the unit values of the subaccounts of the Mutual Fund Account for Transamerica Life’s assumption of certain mortality and expense risks incurred in connection with the contract. The charge is assessed daily based on the net asset value of the account and ranges from 1.15% to 2.35%, depending on the death benefit selected. Contract owners should see their actual policy and any related attachments to determine their specific charges. An administrative expense charge is also deducted by Transamerica Life from each subaccount on a daily basis, which is equal, on an annual basis, to .15% of the daily net asset value of the subaccount. This amount may change, but it is guaranteed not to exceed a maximum effective annual rate of .25%.

The following charges are deducted from a contract holder’s account by Transamerica Life and not directly from the Separate Account. An annual contract fee is deducted at the end of each contract year prior to the annuity date. Currently, this charge is $35 (or 2% of the account value, if less). After the annuity date this charge is referred to as the Annuity Fee.

6. Income Taxes

Operations of the Mutual Fund Account form a part of Transamerica Life, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Mutual Fund Account are accounted for separately from other operations of Transamerica Life for purposes of federal income taxation. The Mutual Fund Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from Transamerica Life. Under existing federal income tax laws, the income of the Mutual Fund Account is not taxable to Transamerica Life, as long as earnings are credited under the variable annuity contracts.

7. Dividend Distributions

Dividends are not declared by the Mutual Fund Account, since the increase in the value of the underlying investment in the Series Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Mutual Fund Account. Consequently, a dividend distribution by the underlying Series Funds does not change either the accumulation unit price or equity values within the Mutual Fund Account.

55

PART C

OTHER INFORMATION

Item 24.    Financial Statements and Exhibits

(a) Financial Statements

All required financial statements are included in Parts A and B of this Registration Statement.

(b) Exhibits

(1)		Resolution of the Board of Directors of Transamerica Occidental Life Insurance Company (“Transamerica”) authorizing establishment of the Separate Account. (1)

(2)		Not Applicable

(3)	(a)	Master Agreement among Transamerica Occidental Life Insurance Company, First Transamerica Life Insurance, Transamerica Financial Resources, Inc., Dreyfus Service Corporation, and Dreyfus Service Organization, Inc. (4)

	(b)	Principal Agency Agreement between Transamerica Occidental Life Insurance Company and Dreyfus Service Organization, Inc. (4)

	(c)	Distribution Agreement between Transamerica Occidental Life Insurance Company and Dreyfus Service Corporation. (4)

	(d)	Form of Sales Agreement among Dreyfus Service Corporation, Dreyfus Service Organization, Inc., and Broker-Dealers. (4)

	(e)	Amendment Dated as of August 31, 1993, to Master Agreement among Transamerica Occidental Life Insurance Company, First Transamerica Life Insurance Company, Transamerica Financial Resources, Inc., Dreyfus Service Corporation and Dreyfus Service Organization, Inc. (6)

	(f)	Amendment Dated as of August 31, 1993 to Principal Agency Agreement between Transamerica Occidental Life Insurance Company and Dreyfus Service Organization, Inc. (6)

	(g)	Amendment Dated as of August 31, 1993 to Distribution Agreement between Transamerica Occidental Life Insurance Company and Dreyfus Service Corporation. (6)

	(h)	Distribution Agreement between Transamerica Occidental Life Insurance Company and Transamerica Insurance Securities Sales Corporation, dated as of August 24, 1994. (8)

	(i)	Sales Agreement among Transamerica Insurance Securities Sales Corporation, Transamerica Occidental Life Insurance Company, First Transamerica Life Insurance Company, Dreyfus Service Corporation, and Dreyfus Service Organization, Inc., dated as of August 24, 1994. (8)

	(j)	Services Agreement among Transamerica Occidental Life Insurance Company, First Transamerica Life Insurance Company, Transamerica Insurance Securities Sales Corporation, Dreyfus Service Corporation, and Dreyfus Service Organization, Inc., dated as of August 24, 1994. (8)

(k)	Services Agreement among Transamerica Occidental Life Insurance Company, First Transamerica Life
Insurance Company, Transamerica Insurance Securities Sales Corporation, Dreyfus Service Corporation,
and Dreyfus Service Organization, Inc., dated as of August 24, 1994. (8)

(l)	Form of Sales Agreement between Transamerica Occidental Life Insurance Company, Transamerica Life
Insurance and Annuity Company, First Transamerica Life Insurance Company and Transamerica Securities
Sales Corporation. (10)

	(m)	Principal Underwriting Agreement by and between Transamerica Occidental Life Insurance Company, on its own behalf and on the behalf of Mutual Fund Account, and AFSG Securities Corporation. (18)

	(n)	Form of Amendment to Principal Underwriting Agreement. (25)

	(o)	Form of Amendment No. 4 and Novation to the Principal Underwriting Agreement. Note 34.

(4)		Group Contract Form, Certificate Form, Individual Contract Form and Endorsements.

	(a)	Contract form and Endorsements. (5)
		(i)	Form of Flexible Purchase Payment Multi-Funded Deferred Master Group Annuity Contract. (5)
		(ii)	Form of Automatic Payout Option Endorsement to Group Contract. (5)
		(iii)	Form of Dollar Cost Averaging Option Endorsement to Group Contract. (5)
		(iv)	Form of Systematic Withdrawal Option Endorsement to Group Contract. (5)
		(v)	Form of Guaranteed Minimum Death Benefit Endorsement to Group Contract. (5)
		(vi)	Form of Fixed Account Rider to Group Contract. (7)
		(vii)	Form of Tax Relief Rider. (21)

	(b)	Certificate of Participation Form and Endorsements. (5)
		(i)	Form of Certificate of Participation. (5)
		(ii)	Form of IRA Endorsement to Certificate. (5)
		(iii)	Form of Dollar Cost Averaging Option Endorsement to Certificate. (5)
		(iv)	Form of Systematic Withdrawal Option Endorsement to Certificate. (5)
		(v)	Form of Automatic Payout Option Endorsement to Certificate. (5)
		(vi)	Form of Benefit Distribution Endorsement to Certificate. (5)
		(vii)	Form of Death Benefit Endorsement to Group Contract. (14)
		(viii)	Form of Individual Purchase Payment Endorsement. (14)
		(ix)	Form of Guaranteed Minimum Income Builder Rider. (14)
		(x)	Form of Tax Relief Rider. (21)

	(c)	Individual Contract Form and Endorsements. (6)
		(i)	Form of Flexible Purchase Payment Multi-Funded Deferred Individual Annuity Contract. (6)
		(ii)	Form of IRA Endorsement to Individual Contract. (6)
		(iii)	Form of Benefit Distribution Endorsement. (6)
		(iv)	Form of Dollar Cost Averaging Option Endorsement to Individual Contract. (6)
		(v)	Form of Systematic Withdrawal Option Endorsement to Individual Contract. (6)
		(vi)	Form of Automatic Payout Option Endorsement to Individual Contract. (6)
		(vii)	Form of Guaranteed Minimum Death Benefit Endorsement to Individual Contract. (6)
		(viii)	Form of Fixed Account Rider to Individual Contract. (7)
		(x)	Form of Death Benefit Endorsement. (14)
		(xi)	Form of Initial Purchase Payment Endorsement. (14)
		(xii)	Form of Guaranteed Minimum Income Benefit Rider. (14)
		(xiii)	Form of Tax Relief Rider. (21)

	(d)	Form of Individual Contract and Endorsements. (26)

	(d)(1)	Form of Liquidity Rider. (26)

	(d)(2)	Form of Premium Enhancement Rider. (27)

	(d)(3)	Form of Tax Relief II Rider (28)

	(d)(4)	Form of GMIB II Rider (28)

(5)	(a)	Form of Application for and Acceptance of Group Annuity Contract. (5)

	(b)	Form of Application for Enrollment under Group Annuity Contract. (5)

	(c)	Form of Application for Individual Annuity Contract. (6)

	(d)	Form of Application for Individual Contract. (26)

	(e)	Form of Application (28)

(6)	(a)		Restated Articles of Incorporation of Transamerica. (1)

	(a)	(1)	Articles of Redomestication and Reincorporation of Transamerica Occidental Life Insurance Company. (16)

	(b)		Restated By-Laws of Transamerica. (1)

	(b)	(1)	Amended and Restated By-Laws of Transamerica Occidental Life Insurance Company. (16)

(7)			Not Applicable.

(8)	(a)		Participation Agreement between Transamerica Occidental Life Insurance Company and Dreyfus Variable Investment Fund. (4)

	(b)		Participation Agreement between Transamerica Occidental Life Insurance Company and Dreyfus Life and Annuity Index Fund, Inc. (4)

	(c)		Participation Agreement between Transamerica Occidental Life Insurance Company and The Dreyfus Socially Responsible Growth Fund, Inc. (6)

	(d)		Administrative Services Agreement between Transamerica Occidental Life Insurance Company and Vantage Computer Systems, Inc. (4)

	(e)		Amendment Dated as of August 31, 1993 to Participation Agreement between Transamerica Occidental Life Insurance Company and Dreyfus Variable Investment Fund. (6)

	(f)		Amendment Dated as of August 31, 1993 to Participation Agreement between Transamerica Occidental Life Insurance Company and Dreyfus Life and Annuity Index Fund, Inc. (6)

	(g)		Amendment Dated as of August 24, 1994 to Participation Agreement Dated as of March 3, 1993, As Amended, between Transamerica Occidental Life Insurance Company and Dreyfus Variable Investment Fund. (8)

	(g)	(1)	Fund Participation Agreement (Dreyfus). (19)

		(2)	Amendment to Fund Participation Agreement. (19)

	(h)		Amendment Dated as of August 24, 1994 to Participation Agreement Dated as of August 31, 1993 between Transamerica Occidental Life Insurance Company and Dreyfus Socially Responsible Growth Fund, Inc. (8)

	(i)		Amendment Dated as of August 24, 1994 to Participation Agreement Dated as of March 3, 1993, As Amended, between Transamerica Occidental Life Insurance Company and Dreyfus Stock Index Fund. (8)

	(j)		Form of Participation Agreement (Transamerica). (20)

(8)	(k)		Participation Agreement among WRL Series Fund, Inc., Western Reserve Life Assurance co. of Ohio, and PFL Life Insurance Company. Note 22

(8)	(k)	(1)	Amendment No. 16 to Participation Agreement among WRL Series fund, Inc., PFL Life Insurance company, AUSA Life Insurance Company, Inc., Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company. Note 23

(8)	(k)	(2)	Amendment No. 17 to Participation Agreement among WRL Series Fund, Inc., Transamerica Life Insurance Company, AUSA Life Insurance Company, Inc., Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company. Note 24

(8)	(k)	(3)	Amendment No. 20 to Participation Agreement among AEGON/Transamerica Series Fund, Inc., Transamerica Life Insurance Company, AUSA Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. Note 26

	(k)	(4)	Amendment No. 31 to Participation Agreement (AEGON/Transamerica). Note 30

	(k)	(5)	Amendment No. 32 to Participation Agreement (AEGON/Transamerica). Note 31

(9)	(a)		Opinion and Consent of Counsel. (34)

	(b)		Consent of Counsel. (34)

(10)	(a)		Consent of Independent Registered Public Accounting Firm. (34)

	(b)		Opinion and Consent of Actuary. (33)

(11)			No financial statements are omitted from item 23.

(12)			Not applicable.

(13)	Performance Data Calculations. (33)
(14)	Not applicable.
(15)	Powers of Attorney.

Robert J. Kontz (32)
Frank Beardsley (12)	Richard N. Latzer (15)
Thomas J. Cusak (11)	Karen MacDonald (15)
James W. Dederer (15)	Gary U. Rolle’ (15)
Paul E. Rutledge III (15)	T. Desmond Sugrue (11)
George A. Foegele (15)	Nooruddin S. Veerjee (15)
David E. Gooding (15)	Robert A. Watson (11)
Edgar H. Grubb (11)	Frank C. Herringer (11)
Patrick S. Baird (15)	Brenda K. Clancy (15)
Douglas C. Kolsrud (15)	Craig D. Vermie (15)
Ron F. Wagley (17)	Bruce Clark (17)
Christopher H. Garrett (26)	Diane Meiners (26)
Ron F. Wagley (34)	Brenda K. Clancy (34)
Diane Meiners (34)	Craig D. Vermie (34)
Darryl D. Button (34)	Eric J. Martin (34)
John R. Hunter (34)

(1)	Filed with initial filing of this form N-4 Registration Statement, File No. 33-49998 (July 24, 1992).
(2)	Incorporated by reference to Exhibit 7(c) of Post-Effective Amendment No.1 to the Registration Statement of Transamerica Occidental Life Insurance Company’s Separate Account VL on Form S-6, File No. 33-28107 (April 30, 1990).
(3)	Incorporated by reference to Exhibit 7(d) of Post-Effective Amendment No. 2 to the Registration Statement of Transamerica Occidental Life Insurance Company’s Separate Account VL on Form S-6, File No. 33-28107 (April 30, 1991).
(4)	Filed with Post-Effective Amendment No. 1 to this Form N-4 Registration Statement, File No. 33-49998 (April 30, 1993).
(5)	Filed with Post-Effective Amendment No. 3 to this Form N-4 Registration Statement, File No. 33-49998 (March 8, 1994).
(6)	Filed with Post-Effective Amendment No. 4 to this Form N-4 Registration Statement, File No. 33-49998 (April 29, 1994).
(7)	Filed with Post-Effective Amendment No. 5 to this Form N-4 Registration Statement, File No. 33-49998 (March 1, 1995).
(8)	Filed with Post-Effective Amendment No. 6 to this Form N-4 Registration Statement File No. 33-49998 (April 28, 1995).
(9)	Filed with Post-Effective Amendment No. 7 to this Form N-4 Registration Statement File No. 33-49998 (April 26, 1996).
(10)	Filed with Post-Effective Amendment No. 8 to this Form N-4 Registration Statement File No. 33-49998 (April 28, 1997).
(11)	Filed with Post-Effective Amendment No. 9 to this Form N-4 Registration Statement file No. 33-49998 (April 28, 1998).
(12)	Filed with Post-Effective Amendment No. 10 to this Form N-4 Registration Statement file No. 33-49998 (February 26, 1999).
(13)	Filed with Post-Effective Amendment No. 11 to this Form N-4 Registration Statement file No. 33-49998 (April 28, 1999).

(14)	Filed with Post-Effective Amendment No. 13 to this Form N-4 Registration Statement file No. 33-49998 (December 6, 1999).
(15)	Filed with Post-Effective Amendment No. 14 to this Form N-4 Registration Statement file No 33-49998 (April 28, 2000)
(16)	Filed with Post-Effective Amendment No. 16 to this Form N-4 Registration Statement file No. 33-49998 (February 9, 2001)
(17)	Filed with Post-Effective Amendment No. 17 to this Form N-4 Registration Statement file No. 33-49998 (April 27, 2001)
(18)	Incorporated by reference to the Initial Filing of Form S-6 Registration Statement (File No. 333-91851) filed on November 30, 1999.
(19)	Incorporated by reference to Pre-Effective Amendment No. 1 to N-4 Registration Statement (File No. 333-63086) filed on September 13, 2001.
(20)	Incorporated by reference to Post-Effective Amendment No. 26 to N-4 Registration Statement (file No. 33-33085) filed on October 2, 2001.
(21)	Filed with Post-Effective Amendment No. 18 to this Form N-4 Registration Statement (File No. 33-49998) filed on January 18, 2002.
(22)	Incorporated herein by reference to Post-Effective Amendment No. 1 to form N-4 Registration Statement (File No. 333-26209) on April 29, 1998.
(23)	Incorporated herein by reference to Initial Filing to form N-4 Registration Statement (File No. 333-62738) on June 11, 2001.
(24)	Incorporated herein by reference to Post-Effective Amendment No. 25 to Form N-4 Registration Statement (file No. 33-33085) on April 27, 2001.
(25)	Filed with Post-Effective Amendment No. 21 to this Form N-4 Registration Statement (File No. 33-49998) filed on April 29, 2002.
(26)	Filed with Post-Effective Amendment No. 22 to this Form N-4 Registration Statement (File No. 33-49998) on September 5, 2002.
(27)	Filed with Post-Effective Amendment No. 23 to this Form N-4 Registration Statement (File No. 33-49998) on February 26, 2003.
(28)	Filed with Post-Effective Amendment No. 25 to this Form N-4 Registration Statement (File No. 33-49998) on April 29, 2003.
(29)	Filed with Post-Effective Amendment No. 26 to this Form N-4 Registration Statement (File No. 33-49998) on April 30, 2004.
(30)	Incorporated herein by reference to Post-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-109580) on January 7, 2005.
(31)	Filed with Post-Effective Amendment No. 27 to this Form N-4 Registration Statement (File No. 33-49998) on April 29, 2005.
(32)	Incorporated herein by reference to Initial Filing to Form N-4 Registration Statement (File No. 333-110048) on October 29, 2003.
(33)	Filed with Post-Effective Amendment No. 28 to this Form N-4 Registration Statement (File No. 33-49998) on April 28, 2006.
(34)	Filed herewith.

Item 25.    List of Directors and Officers of the Depositor

Name	Principal Positions and Offices with Depositor

Ron F. Wagley	Director, Chairman of the Board and President

Brenda K. Clancy	Director, Executive Vice President, and Chief Operating Officer

Diane Meiners	Vice President and Treasurer

Craig D. Vermie	Director, Senior Vice President, Secretary and Counsel

Darryl D. Button	Director, Chief Financial Officer and Senior Vice President

Eric J. Martin	Corporate Controller and Vice President

John R. Hunter	Director and CFO - Financial Partners

Item 26. Persons Controlled by or under Common Control With the Depositor or Registrant.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Academy Alliance Holdings Inc.	Canada	100% Creditor Resources, Inc.	Holding company

Academy Alliance Insurance Inc.	Canada	100% Creditor Resources, Inc.	Insurance

Academy Insurance Group, Inc.	Delaware	100% Commonwealth General Corporation	Holding company

ADB Corporation, L.L.C.	Delaware	100% AUSA Holding Company	Special purpose limited Liability company

AEGON Alliances, Inc.	Virginia	100% Benefit Plans, Inc.	Insurance company marketing support

AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor

AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

AEGON Canada Inc. (“ACI”)	Canada	100% TIHI	Holding company

AEGON Capital Management, Inc.	Canada	100% AEGON Canada Inc.	Portfolio management company/investment adviser

AEGON Dealer Services Canada, Inc.	Canada	100% 1490991 Ontario Limited	Mutual fund dealership

AEGON Derivatives N.V.	Netherlands	100% AEGON N.V.	Holding company

AEGON Direct Marketing Services, Inc.	Maryland	100% Monumental Life Insurance Company	Marketing company

AEGON DMS Holding B.V.	Netherlands	100% AEGON International N.V.	Holding company

AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Co.	Marketing

AEGON Fund Management, Inc.	Canada	100% AEGON Canada Inc.	Mutual fund manager

AEGON Funding Corp.	Delaware	100% AEGON USA, Inc.	Issue debt securities-net proceeds used to make loans to affiliates

AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies

AEGON International N.V.	Netherlands	100% AEGON N.V.	Holding company

AEGON Ireland Services Limited	Ireland	100% AEGON Ireland Holding B.V.	Provides the services of staff and vendors to AEGON Financial Assurance Ireland, Limited and AEGON Global Institutional Markets plc

AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Holding company

AEGON N.V.	Netherlands	22.72% of Vereniging AEGON Netherlands Membership Association	Holding company

AEGON Nederland N.V.	Netherlands	100% AEGON N.V.	Holding company

AEGON Nevak Holding B.V.	Netherlands	100% AEGON N.V.	Holding company

AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff’s physical injury claims against property and casualty insurance companies

AEGON U.S. Corporation	Iowa	AEGON U.S. Holding Corporation owns 12,962 shares; AEGON USA, Inc. owns 3,238 shares	Holding company

AEGON U.S. Holding Corporation	Delaware	1056 shares of Common Stock owned by Transamerica Corp.; 225 shares of Series A Voting Preferred Stock owned by Transemorica Coporation	Holding company

AEGON USA Investment Management, Inc.	Iowa	100% AUSA Holding Co.	Investment advisor

AEGON USA Investment Management, LLC	Iowa	100% AEGON USA, Inc.	Investment advisor

AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company

AEGON USA Realty Advisors, Inc.	Iowa	100% AUSA Holding Co,	Administrative and investment services

AEGON USA Travel and Conference Services LLC	Iowa	100% Money Services, Inc.	Travel and conference services

As of 1/1/2007	Page 1

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON USA, Inc.	Iowa	10 shares Series A Preferred Stock owned by AEGON U.S Holding Corporation; 150,000 shares of Class B Non-Voting Stock owned by AEGON U.S. Corporation; 120 shares Voting Common Stock owned by AEGON U.S Corporation	Holding company

AEGON/Transamerica Series Trust	Delaware	100% AEGON/Transamerica Fund Advisors, Inc.	Mutual fund

AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Broker-Dealer

ALH Properties Eight LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Eleven LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Fifteen LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Five LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Four LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Nine LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Seven LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Seventeen LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Sixteen LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Ten LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Twelve LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Two LLC	Delaware	100% FGH USA LLC	Real estate

American Bond Services LLC	Iowa	100% Transamerica Life Insurance Company (sole member)	Limited liability company

Ammest Realty Corporation	Texas	100% Monumental Life Insurance Company	Special-purpose subsidiary

Ampac Insurance Agency, Inc. (EIN 23-1720755)	Pennsylvania	100% Commonwealth General Corporation	Provider of management support services

Ampac, Inc.	Texas	100% Academy Insurance Group, Inc.	Managing general agent

Apple Partners of Iowa LLC	Iowa	Members: 58.13% Monumental Life Insurance Company; 41.87% Peoples Benefit Life Insurance Company	Hold title on Trustee’s Deeds on secured property

ARC Reinsurance Corporation	Hawaii	100% Transamerica Corp,	Property & Casualty Insurance

ARV Pacific Villas, A California Limited Partnership	California	General Partners - Transamerica Affordable Housing, Inc. (0.5%); Non-Affiliate of AEGON, Jamboree Housing Corp. (0.5%). Limited Partner: TOLIC (99%)	Property

AUSA Holding Company	Maryland	100% AEGON USA, Inc.	Holding company

AUSA Merger Sub, Inc.	Delaware	100% AUSA Holding Company	Special purpose

AUSACAN LP	Canada	General Partner - AUSA Holding Co. (1%); Limited Partner - First AUSA Life Insurance Company (99%)	Inter-company lending and general business

Bankers Financial Life Ins. Co.	Arizona	100% Voting Common Stock - First AUSA Life Insurance Co. Class B Common stock is allocated 75% of total cumulative vote. Class A Common stock is allocated 25% of total cumulative vote.	Insurance

Bay Area Community Investments I, LLC	California	70% LIICA; 30% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Bay State Community Investments I, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Bay State Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Benefit Plans, Inc.	Delaware	100% Commonwealth General Corporation	Inactive

As of 1/1/2007	Page 2

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
BF Equity LLC	New York	100% RCC North America LLC	Real estate

Buena Sombra Insurance Agency, Inc.	Maryland	91,790 shares of common stock owned by Commonwealth General Corporation; 8,210 shares of common stock owned by Peoples Benefit Life Insurance Company	Insurance agency

Canadian Premier Holdings Ltd.	Canada	100% AEGON DMS Holding B.V.	Holding company

Canadian Premier Life Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company

Capital General Development Corporation	Delaware	2.64 shares of common stock owned by AEGON USA, Inc.; 10 shares of common stock owned by Commonwealth General Corporation	Holding company

Capital Liberty, L.P.	Delaware	99.0% Monumental Life Insurance Company (Limited Partner); 1.0% Commonwealth General Corporation (General Partner)	Holding company

Commonwealth General Corporation (“CGC”)	Delaware	100% AEGON U.S. Corporation	Holding company

Consumer Membership Services Canada Inc.	Canada	100% Canadian Premier Holdings Ltd.	Marketing of credit card protection membership services in Canada

Cornerstone International Holdings Ltd.	UK	100% AEGON DMS Holding B.V.	Holding company

CRC Creditor Resources Canadian Dealer Network Inc.	Canada	100% Creditor Resources, Inc.	Insurance agency

Creditor Resources, Inc.	Michigan	100% AUSA Holding Co.	Credit insurance

CRI Canada Inc.	Canada	100% Creditor Resources, Inc.	Holding company

CRI Credit Group Services Inc.	Canada	100% Creditor Resources, Inc.	Holding company

CRI Systems, Inc.	Maryland	100% Creditor Resources, Inc.	Technology

Diversified Actuarial Services, Inc.	Massachusetts	100% Diversified Investment Advisors, Inc.	Employee benefit and actuarial consulting

Diversified Investment Advisors, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor

Diversified Investors Securities Corp.	Delaware	100% Diversified Investment Advisors, Inc.	Broker-Dealer

Edgewood IP, LLC	Iowa	100% TOLIC	Limited liability company

FGH Eastern Region LLC	Delaware	100% FGH USA LLC	Real estate

FGH Realty Credit LLC	Delaware	100% FGH Eastern Region LLC	Real estate

FGH USA LLC	Delaware	100% RCC North America LLC	Real estate

FGP 90 West Street LLC	Delaware	100% FGH USA LLC	Real estate

FGP Burkewood, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP Bush Terminal, Inc.	Delaware	100% FGH Realty Credit LLC	Real estate

FGP Colonial Plaza, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP Franklin LLC.	Delaware	100% FGH USA LLC	Real estate

FGP Herald Center, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP Heritage Square, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP Islandia, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP Merrick, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP Rockbeach, Inc	Delaware	100% FGH USA LLC	Real estate

FGP West 32nd Street, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP West Street LLC	Delaware	100% FGH USA LLC	Real estate

FGP West Street Two LLC	Delaware	100% FGH USA LLC	Real estate

Fifth FGP LLC	Delaware	100% FGH USA LLC	Real estate

Financial Planning Services, Inc.	District of Columbia	100% Ampac Insurance Agency, Inc. (EIN #27-1720755)	Special-purpose subsidiary

As of 1/1/2007	Page 3

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Financial Resources Insurance Agency of Texas	Texas	100% owned by Dan Trivers, VP & Director of Operations of Transamerica Financial Advisors, Inc., to comply with Texas insurance law	Retail sale of securities products

First FGP LLC	Delaware	100% FGH USA LLC	Real estate

Flashdance, LLC	New York	100% Transamerica Occidental Life Insurance Company	Broadway production

Force Financial Group, Inc.	Delaware	100% Academy Insurance Group, Inc.	Special-purpose subsidiary

Fourth FGP LLC	Delaware	100% FGH USA LLC	Real estate

Garnet Assurance Corporation	Kentucky	100% Life Investors Insurance Company of America	Investments

Garnet Assurance Corporation II	Iowa	100% Monumental Life Insurance Company	Business investments

Garnet Community Investments I, LLC	Delaware	100% Life Investors Insurance Company of America	Securities

Garnet Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Securities

Garnet Community Investments III, LLC	Delaware	100% Transamerica Occidental Life Insurance Company	Business investments

Garnet Community Investments IV, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments V, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VI, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VIII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments IX, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments X, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments XI, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments XII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet LIHTC Fund I, LLC	Delaware	Members: Garnet Community Investments I, LLC (0.01%); Goldenrod Asset Management, Inc.—a non-affiliate of AEGON (99.99%)	Investments

Garnet LIHTC Fund II, LLC	Delaware	Members: Garnet Community Investments II, LLC (0.01%); Metropolitan Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments

Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson-Pilot Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments

Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc.—a non-affiliate of AEGON (99.99%)	Investments

As of 1/1/2007	Page 4

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non-affiliate of AEGON (99.99%)	Investments

Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-affiliate of AEGON (99.99%)	Investments

Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investmetns VII, LLC (0.01%); Washington Mutual Bank, a non-affiliate of AEGON (99.99%)	Investments

Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (0.01%); Washington Mutual Bank, a non-affiliate of AEGON (99.99%)	Investments

Garnet LIHTC Fund IX, LLC	Delaware	100% Garnet Community Investments IX, LLC	Investments

Garnet LIHTC Fund X, LLC	Delaware	100% Garnet Community Investments X, LLC	Investments

Garnet LIHTC Fund XI, LLC	Delaware	100% Garnet Community Investments XI, LLC	Investments

Garnet LIHTC Fund XII, LLC	Delaware	100% Garnet Community Investments XII, LLC	Investments

Gemini Investments, Inc.	Delaware	100% TLIC	Investment subsidiary

Global Preferred Re Limited	Bermuda	100% GPRE Acquisition Corp.	Reinsurance

Global Premier Reinsurance Company, Ltd.	British Virgin	100% Commonwealth General Corporation	Reinsurance company

GPRE Acquisition Corp.	Delaware	100% AEGON N.V.	Acquisition company

Great Companies, L.L.C.	Iowa	100% Money Services, Inc.	Markets & sells mutual funds & individually managed accounts

Hott Feet Development LLC	New York	100% Transamerica Occidental Life Insurance Company	Broadway production

In the Pocket LLC	New York	100% Transamerica Occidental Life Insurance Company	Broadway production

Innergy Lending, LLC	Delaware	50% World Financial Group, Inc.; 50% ComUnity Lending, Inc.(non-AEGON entity)	Lending

InterSecurities, Inc.	Delaware	100% AUSA Holding Co.	Broker-Dealer

InterSecurities Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency

Investment Advisors International, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Investment advisor

Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Co.	Leases business equipment

Iowa Fidelity Life Insurance Co.	Arizona	Ordinary common stock is allowed 60% of total cumulative vote. Participating common stock is allowed 40% of total cumulative vote. First AUSA Life Insurance Co.	Insurance

JMH Operating Company, Inc.	Mississippi	100% People’s Benefit Life Insurance Company	Real estate holdings

Legacy General Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company

Life Investors Alliance, LLC	Delaware	100% LIICA	Purchase, own, and hold the equity interest of other entities

As of 1/1/2007	Page 5

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Life Investors Insurance Company of America	Iowa	679,802 shares Common Stock owned by AEGON USA, Inc.; 504,033 shares Series A Preferred Stock owned by AEGON USA, Inc.	Insurance

LIICA Holdings, LLC	Delaware	Sole Member: Life Investors Insurance Company of America	To form and capitalize LIICA Re I, Inc.

LIICA Re I, Inc.	Vermont	100% LIICA Holdings, LLC	Captive insurance company

LIICA Re II, Inc.	Vermont	100% Life Investors Insurance Company of America	Captive insurance company

Massachusetts Fidelity Trust Co.	Iowa	100% AUSA Holding Co.	Trust company

Money Concepts (Canada) Limited	Canada	100% National Financial Corporation	Financial services, marketing and distribution

Money Services, Inc.	Delaware	100% AUSA Holding Co.	Provides financial counseling for employees and agents of affiliated companies

Monumental General Administrators, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Provides management srvcs. to unaffiliated third party administrator

Monumental General Insurance Group, Inc.	Maryland	100% AUSA Holding Co.	Holding company

Monumental Life Insurance Company	Maryland	73.23% Capital General Development Company; 26.77% First AUSA Life Insurance Company	Insurance Company

National Association Management and Consultant Services, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides actuarial consulting services

National Financial Corporation	Canada	100% AEGON Canada, Inc.	Holding company

National Financial Insurance Agency, Inc.	Canada	100% 1488207 Ontario Limited	Insurance agency

NEF Investment Company	Calfornia	100% TOLIC	Real estate development

New Markets Community Investment Fund, LLC	Iowa	50% AEGON Institutional Markets, Inc.; 50% AEGON USA Realty Advisors, Inc.	Community development entity

Pensaprima, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments

Peoples Benefit Life Insurance Company	Iowa	76.3% Monumental Life Insurance Company; 20% Capital Liberty, L.P.; 3.7% CGC	Insurance Company

Peoples Benefit Services, Inc.	Pennsylvania	100% Veterans Life Insurance Company	Special-purpose subsidiary

Premier Solutions Group, Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance

Primus Guaranty, Ltd.	Bermuda	Partners are: Transamerica Life Insurance Company (13.1%) and non-affiliates of AEGON: XL Capital, Ltd. (34.7%); CalPERS/PCG Corporate Partners Fund, LLC (13.0%); Radian Group (11.1%). The remaining 28.1% of stock is publicly owned.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.

Prisma Holdings, Inc. I	Delaware	100% AUSA Holding Co.	Holding company

Prisma Holdings, Inc. II	Delaware	100% AUSA Holding Co.	Holding company

Pyramid Insurance Company, Ltd.	Hawaii	100% Transamerica Corp.	Property & Casualty Insurance

Quantitative Data Solutions, LLC	Delaware	100% owned by TOLIC	Special purpose corporation

Quest Membership Services, Inc.	Delaware	100% Commonwealth General Corporation	Travel discount plan

RCC North America LLC	Delaware	100% AEGON USA, Inc.	Real estate

RCC Properties Limited Partnership	Iowa	AEGON USA Realty Advisors, Inc. is General Partner and 5% owner; all limited partners are RCC entities within the RCC group	Limited Partnership

As of 1/1/2007	Page 6

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Real Estate Alternatives Portfolio 1 LLC	Delaware	Members: 38.356% Transamerica Life Insurance Co.; 34.247% TOLIC; 18.356% LIICA; 6.301% Monumental Life Insurance Co.; 2.74% Transamerica Financial Life Insurance Co.	Real estate alternatives investment

Real Estate Alternatives Portfolio 2 LLC	Delaware	Members: 59.5% Transamerica Life Insurance Co.; 30.75% TOLIC; 22.25%; Transamerica Financial Life Insurance Co.; 2.25% Stonebridge Life Insurance Co.	Real estate alternatives investment

Real Estate Alternatives Portfolio 3 LLC	Delaware	Members: 30.4% Transamerica Life Insurance Co.; 23% TOLIC; 1% Stonebridge Life Insurance Co.; 11% LIICA; 14% PBLIC; 5% MLIC	Real estate alternatives investment

Real Estate Alternatives Portfolio 3A, Inc.	Delaware	33.4% owned by Life Investors Insurance Company of America; 32% owned by Peoples Benefit Life Insurance Company; 10% owned by Transamerica Occidental Life Insurance Company; 9.4% owned by Monumental Life Insurance Company; 9.4% owned by Transamerica Financial Life Insurance Company; 1% owned by Stonebridge Life Insurance Company	Real estate alternatives investment

Real Estate Alternatives Portfolio 4HR, LLC	Delaware	34% owned by Transamerica Life Insurance Company; 30% owned by Transamerica Occidental Life Insurance Company; 22% owned by Monumental Life Insurance Company; 10% owned by Peoples Benefit Life Insurance Company; 4% owned by Transamerica Financial Life Insurance Company	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment

Real Estate Alternatives Portfolio 4MR, LLC	Delaware	34% owned by Transamerica Life Insurance Company; 30% owned by Transamerica Occidental Life Insurance Company; 22% owned by Monumental Life Insurance Company; 10% owned by Peoples Benefit Life Insurance Company; 4% owned by Transamerica Financial Life Ins	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment

Realty Information Systems, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Information Systems for real estate investment management

Retirement Project Oakmont	CA	General Partners: Trransamerica Products, Inc.; TOLIC; Transameirca Oakmont Retirement Associates, a CA limited partnership. Co-General Partners of Transamerica Oakmont Retirement Associates are Transamerica Oakmont Corp. and Transamerica Products I (Administrative General Partner).	Senior living apartment complex

River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company

As of 1/1/2007	Page 7

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Second FGP LLC	Delaware	100% FGH USA LLC	Real estate

Seventh FGP LLC	Delaware	100% FGH USA LLC	Real estate

Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Holding company

South Glen Apartments, LLC	Iowa	100% Transamerica Affordable Housing, Inc.	Limited liability company

Southwest Equity Life Ins. Co.	Arizona	100% of Common Voting Stock AEGON USA, Inc.	Insurance

Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan

Stonebridge Casualty Insurance Company	Ohio	100% AEGON USA, Inc.	Insurance company

Stonebridge Group, Inc.	Delaware	100% Commonwealth General Corporation	General purpose corporation

Stonebridge International Insurance Ltd.	UK	100% Cornerstone International Holdings Ltd.	General insurance company

Stonebridge International Marketing Ltd.	UK	100% Cornerstone International Holdings Ltd.	Marketing

Stonebridge Life Insurance Company	Vermont	100% Commonwealth General Corporation	Insurance company

Stonebridge Reinsurance Company	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

TA Air XI, Corp.	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation

TAH-MCD IV, LLC	Iowa	100% Transamerica Affordable Housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership

TBC III, Inc.	Delaware	100% TFCFC Asset Holdings, Inc.	Special purpose corporation

TBK Insurance Agency of Ohio, Inc.	Ohio	500 shares non-voting common stock owned by Transamerica Financial Advisors, Inc.; 1 share voting common stock owned by James Krost	Variable insurance contract sales in state of Ohio

TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property

TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company

TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company

TCFC Employment, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Used for payroll for employees at TFC

TFC Properties, Inc.	Delaware	100% Transamerica Corporation	Holding company

The AEGON Trust Advisory Board: Donald J. Shepard, Joseph B.M. Streppel, Alexander R. Wynaendts, and Craig D. Vermie	Delaware		Voting Trust

The Insurance Agency for the American Working Family, Inc.	Maryland	100% Veterans Life Insurance Company	Insurance

The RCC Group, Inc.	Delaware	100% FGH USA LLC	Real estate

TIHI Mexico, S. de R.L. de C.V.	Mexico	95% TIHI; 5% TOLIC	To render and receive all kind of administrative, accountant, mercantile and financial counsel and assistance to and from any other Mexican or foreign corporation, whether or not this company is a shareholder of them

Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company

Transamerica Affordable Housing, Inc.	California	100% TRS	General partner LHTC Partnership

As of 1/1/2007	Page 8

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Annuity Service Corporation	New Mexico	100% TSC	Performs services required for structured settlements

Transamerica Aviation LLC	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation

Transamerica Capital, Inc.	California	100% AUSA Holding Co.	Broker/Dealer

Transamerica China Investments Holdings Limited	Hong Kong	99% TOLIC	Holding company

Transamerica Commercial Finance Corporation, I	Delaware	100% TFC	Holding company

Transamerica Consultora Y Servicios Limitada	Chile	95% TOLIC; 5% Transamerica International Holdings, Inc.	Special purpose limited liability corporation

Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company

Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance

Transamerica Corporation (Oregon)	Oregon	100% Transamerica Corp.	Holding company

Transamerica Direct Marketing Asia Pacific Pty Ltd.	Australia	100% AEGON DMS Holding B.V.	Holding company

Transamerica Direct Marketing Australia Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Marketing/operations company

Transamerica Direct Marketing Group, Mexico S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.

Transamerica Direct Marketing Group-Mexico Servicios S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.

Transamerica Direct Marketing Japan K.K.	Japan	100% AEGON DMS Holding B.V.	Marketing company

Transamerica Direct Marketing Korea Ltd.	Korea	99% AEGON DMS Holding B.V.: 1% AEGON International N.V.	Marketing company

Transamerica Direct Marketing Taiwan, Ltd.	Taiwan	100% AEGON DMS Holding B.V.	Authorized business: Enterprise management consultancy, credit investigation services, to engage in business not prohibited or restricted under any law of R.O.C., except business requiring special permission of government

Transamerica Direct Marketing (Thailand), Ltd.	Thailand	93% Transamerica International Direct Marketing Consultants, LLC; remiaining 7% held by various AEGON employees	Marketing of insurance products in Thailand

Transamerica Distribution Finance - Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance

Transamerica Finance Corporation (“TFC”)	Delaware	100% Transamerica Corp.	Commercial & Consumer Lending & equipment leasing

Transamerica Financial Advisors, Inc.	Delaware	100% TSC	Broker/dealer

Transamerica Financial Institutions,Inc.	Minnesota	100% AEGON Financial Services Group,Inc.	Inactive

Transamerica Financial Life Insurance Company	New York	87.40% AEGON USA, Inc.; 12.60% TOLIC	Insurance

Transamerica Financial Resources Ins. Agency of Alabama, Inc.	Alabama	100% Transamerica Financial Advisors, Inc.	Insurance agent & broker

Transamerica Fund Advisors, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 77%; AUSA Holding Co. owns - 23%	Fund advisor

Transamerica Fund Services, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 44%; AUSA Holding Company owns 56%	Mutual fund

Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing

Transamerica Holding B.V.	Netherlands	100% AEGON International N.V.	Holding company

As of 1/1/2007	Page 9

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Home Loan	California	100% Transamerica Finance Corporation	Consumer mortgages

Transamerica IDEX Mutual Funds	Delaware	100% AEGON/Transamerica Fund Advisers, Inc.	Mutual fund

Transamerica Income Shares, Inc.	Maryland	100% AEGON/Transamerica Fund Advisers, Inc.	Mutual fund

Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary

Transamerica Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.

Transamerica International Direct Marketing Group, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Marketing arm for sale of mass marketed insurance coverage

Transamerica International Holdings, Inc.	Delaware	100% AEGON USA, Inc.	Investments

Transamerica International RE (Bermuda) Ltd.	Bermuda	100% AEGON USA, Inc.	Reinsurance

Transamerica Investment Management, LLC	Delaware	80% Transamerica Investment Services, Inc. as Original Member; 20% owned by Professional Members (employees of Transamerica Investment Services, Inc.)	Investment advisor

Transamerica Investment Services, Inc. (“TISI”)	Delaware	100% Transamerica Corp.	Holding company

Transamerica Investors, Inc.	Maryland	Maintains advisor status	Advisor

Transamerica Leasing Holdings, Inc.	Delaware	100% Transamerica Finance Corporation	Holding company

Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Occidental Life Insurance Company	Long-term life insurer in Bermuda—will primarily write fixed universal life and term insurance

Transamerica Life Canada	Canada	AEGON Canada Inc. owns 9,600,000 shares of common stock; AEGON International N.V. owns 3,568,941 shares of common stock and 184,000 shares of Series IV Preferred stock.	Life insurance company

Transamerica Life Insurance Company	Iowa	316,955 shares Common Stock owned by Transamerica Occidental Life Insurance Company; 87,755 shares Series B Preferred Stock owned by AEGON USA, Inc.	Insurance

Transamerica Marketing E Correctora De Seguros De Vida Do Brazil Ltda.	Brazil	749,000 quotes shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International N.V.	Brokerage company

Transamerica Mezzanine Financing Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Transamerica Minerals Company	California	100% TRS	Owner and lessor of oil and gas properties

Transamerica Oakmont Corporation	California	100% Transamerica Products, Inc.	General partner retirement properties

Transamerica Oakmont Retirement Associates	California	Co-General Partners are Transamerica Oakmont Corporation and Transamerica Products I (Administrative General Partner)	Senior living apartments

As of 1/1/2007	Page 10

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Occidental Life Insurance Company (“TOLIC”)	Iowa	1,104,117 shares Common Stock owned by Transamerica Service Company; 1,103,466 shares of Preferred Stock owned by Transamerica Corporation	Life Insurance

Transamerica Occidental’s Separate Account Fund C	California	100% TOLIC	Mutual fund

Transamerica Pacific Insurance Company, Ltd.	Hawaii	100% Transamerica Corp.	Life insurance

Transamerica Products, Inc. (“TPI”)	California	100% TSC	Holding company

Transamerica Pyramid Properties LLC	Iowa	100% TOLIC	Realty limited liability company

Transamerica Re Consultoria em Seguros e Servicos Ltda	Brazil	95% TOLIC; 5% Transamerica International Holdings, Inc.	Insurance and reinsurance consulting

Transamerica Realty Investment Properties LLC	Delaware	100% TOLIC	Realty limited liability company

Transamerica Realty Services, LLC (“TRS”)	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate investments

Transamerica Retirement Communities S.F., Inc.	Delaware	100% TFC Properties, Inc.	Inactive

Transamerica Retirement Communities S.J., Inc.	Delaware	100% TFC Properties, Inc.	Inactive

Transamerica Securities Sales Corp.	Maryland	100% TSC	Life insurance sales

Transamerica Service Company (“TSC”)	Delaware	100% TIHI	Holding company

Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Transamerica Trailer Leasing AG	Switzerland	100% Transamerica Leasing Holdings, Inc.	Leasing

Transamerica Trailer Leasing Sp. Z.O.O.	Poland	100% Transamerica Leasing Holdings, Inc.	Leasing

Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing

Unicom Administrative Services, Inc.	Pennsylvania	100% Academy Insurance Group, Inc.	Provider of admin. services

United Financial Services, Inc.	Maryland	100% AEGON USA, Inc.	General agency

Universal Benefits Corporation	Iowa	100% AUSA Holding Co.	Third party administrator

USA Administration Services, Inc.	Kansas	100% TOLIC	Third party administrator

Valley Forge Associates, Inc.	Pennsylvania	100% Ampac Insurance Agency, Inc. (EIN #27-1720755)	Furniture & equipment lessor

Veterans Insurance Services, Inc.	Delaware	100% Ampac Insurance Agency, Inc. (EIN #27-1720755)	Special-purpose subsidiary

Veterans Life Insurance Company	Illinois	100% AEGON USA, Inc.	Insurance company

Westcap Investors, LLC	Delaware	100% Transamerica Investment Management, LLC	Inactive

Westcap Investors Series Fund, LLC	Delaware	Transamerica Investment Management, LLC is the Managing Member	This Series Fund is an unregistered investments vehicle for Transamerica Investment Management, LLC (former Westcap Investors, LLC) clients are Members

Western Reserve Life Assurance Co. of Ohio	Ohio	100% AEGON USA, Inc.	Insurance

WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China

WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency

WFG Properties Holdings, LLC	Georgia	100% World Financial Group, Inc.	Marketing

WFG Property & Casualty Insurance Agency of California, Inc.	California	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency

WFG Property & Casualty Insurance Agency of Nevada, Inc.	Nevada	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency

As of 1/1/2007	Page 11

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
WFG Property & Casualty Insurance Agency, Inc.	Georgia	100% World Financial Group Insurance Agency, Inc.	Insurance agency

WFG Reinsurance Limited	Bermuda	100% World Financial Group, Inc.	Reinsurance

WFG Securities of Canada, Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer

World Financial Group Holding Company of Canada Inc.	Canada	100% TIHI	Holding company

World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency

World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency

World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company

World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing

World Group Securities, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Broker-dealer

Zahorik Company, Inc.	California	100% AUSA Holding Co.	Inactive

As of 1/1/2007	Page 12

Item 27.	Number of Contract Owners

As of February 28, 2007, there were 17,799 Contract owners.

Item 28.	Indemnification

The Iowa Code (Sections 490.850 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The code also specifies procedures for determining when indemnification payments can be made.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be goverened by the final adjudication of such issue.

Item 29.	Principal Underwriters

(a)	Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA B, Separate Account VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VA K, Separate Account VA L, Separate Account VA P, Separate Account VA Q, Separate Account VA R, Separate Account VA S, Separate Account VA W, Separate Account VA X, Separate Account VA Y; Separate Account VA-1, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Transamerica Corporate Separate Account Sixteen, Separate Account VL A and Separate Account VUL A. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA QNY, Separate Account VA WNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account and TFLIC Series Life Account. These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Peoples Benefit Life Insurance Company Separate Account I, Peoples Benefit Life Insurance Company Separate Account II and Peoples Benefit Life Insurance Company Separate Account V. These accounts are separate accounts of Peoples Benefit Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA U, Separate Account VA V, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account, WRL Series Annuity Account and WRL Series Annuity Account B. These accounts are separate accounts of Western Reserve Life Assurance Co. of Ohio.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA-2L, Separate Account VA-5, and Transamerica Occidental Life Separate Account VUL-3. These accounts are separate accounts of Transamerica Occidental Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA WM. This account is a separate account of Monumental Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for AEGON/Transamerica Series Trust, Transamerica IDEX Mutual Funds and Transamerica Investors, Inc.

(b) Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter
Phillip S. Eckman	(2)	Director
Paula G. Nelson	(3)	Director, Chief Executive Officer and President
Larry N. Norman	(1)	Director
John Mallett	(1)	Director
Linda S. Gilmer	(1)	Executive Vice President – Finance
Frank A. Camp	(1)	Corporate Secretary
Michael W. Brandsma	(3)	Managing Director and Executive Vice President
Jay A. Hewitt	(2)	Managing Director and Executive Vice President
Robert R. Frederick	(1)	Managing Director and Executive Vice President
Lon J. Olejniczak	(1)	Managing Director and Executive Vice President
Courtney A. John	(3)	Chief Compliance Officer
Carol A. Sterlacci		Vice President
Darin D. Smith	(1)	Assistant Vice President
Brenda L. Smith		Assistant Vice President
Priscilla I. Hechler	(4)	Assistant Vice President and Assistant Secretary
Arthur D. Woods	(4)	Assistant Vice President
Dennis P. Gallagher	(4)	Assistant Vice President
Kyle A. Keelan	(4)	Assistant Vice President
Christy Post-Rissin	(4)	Assistant Vice President
Frank J. Rosa	(4)	Assistant Vice President
John W. Fischer	(4)	Assistant Vice President
Amy Boyle	(4)	Assistant Vice President
Clifton W. Flenniken, III	(5)	Assistant Vice President

(1) 4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001

(2) 600 S. Hwy 169, Suite 1800, Minneapolis, MN 55426

(3) 4600 S Syracuse St, Suite 1100, Denver, CO 80237-2719

(4) 570 Carillon Parkway, St. Petersburg, FL 33716

(5) 1111 North Charles Street, Baltimore, MD 21201

(c) Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions(2)	Compensation on Redemption	Brokerage Commissions	Compensation
AFSG Securities Corporation(1)	$738,285	0	0	0
Transamerica Capital, Inc.	0	0	0	0

(1) Effective May 1, 2007, Transamerica Capital, Inc. replaced AFSG Securities Corporation as principal underwriter for the policies.

(2) Fiscal Year 2006

Item 30.    Location and Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by Manager Regulatory Filing Unit Transamerica or the Service Office at their administrative offices.

Item 31.    Management Services

All management contracts are discussed in Parts A or B.

Items 32.    Undertakings

(a)    Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b)    Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)    Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Transamerica at the address or phone number listed in the Prospectus.

(d)    Registrant represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(i) and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

(e)    Transamerica hereby represents that the fees and the charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that this Amendment to the Registration Statement meets the requirements for effectiveness pursuant to paragraph (b) of Securities Act Rule 485 and has caused this Registration Statement to be signed on its behalf, by the undersigned in the City of Cedar Rapids, State of Iowa on this 23rd day of April, 2007.

SEPARATE ACCOUNT VA-2L

TRANSAMERICA OCCIDENTAL
LIFE INSURANCE COMPANY
(DEPOSITOR)

*
Ron F. Wagley
Director, Chairman of the Board, and President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signatures	Titles	Date

*	Director and CFO – Financial Partners	, 2007
John R. Hunter

*	Director, Executive Vice President,	, 2007
Brenda K. Clancy	and Chief Operating Officer

*	Vice President and Treasurer	, 2007
Diane Meiners

*	Director, Senior Vice President,	, 2007
Craig D. Vermie	Secretary, and Counsel

*	Director, Chief Financial Officer and	, 2007
Darryl D. Button	Senior Vice President

*	Corporate Controller and	, 2007
Eric J. Martin	Vice President

/s/ Darin D. Smith	Attorney-in-Fact	April 23, 2007
*By: Darin D. Smith	pursuant to powers of attorney filed previously and herewith

Registration No.

33-49998

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

EXHIBITS

TO

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

FOR

DREYFUS/TRANSAMERICA TRIPLE ADVANTAGE

EXHIBIT INDEX

Exhibit No.	Description of Exhibit	Page No.*
(3)(o)	Amendment No. 4 and Novation to the Principal Underwriting Agreement

(9)(a)	Opinion and Consent of Counsel

(9)(b)	Consent of Counsel

(10)(a)	Consent of Independent Registered Public Accounting Firm

(15)	Powers of Attorney

*	Page numbers included only in manually executed original.